FRANKLIN MIDCAP GROWTH FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for July 19, 2000 at 1:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.




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Dear Shareholders:

Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of Franklin MidCap Growth Fund ("MidCap Growth Fund"). The Meeting is scheduled for July 19, 2000 at 1:00 p.m. Pacific time at the offices of the Fund at 777 Mariners Island Boulevard, San Mateo, California 94404. The accompanying materials describe an important proposal which may affect the future of your Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

This meeting is very important to the Fund's future. The Trustees of your Fund unanimously recommend that you consider and approve a Plan of Reorganization that would result in your shares of MidCap Growth Fund being exchanged for those of a fund called Franklin California Growth Fund ("California Growth Fund"). If the shareholders of MidCap Growth Fund approve the proposal, you will receive shares of California Growth Fund equal in value to your investment in MidCap Growth Fund. You will no longer be a shareholder of MidCap Growth Fund, and you will instead be a shareholder of California Growth Fund. The MidCap Fund will no longer exist after the reorganization is completed.

The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

The Trustees recommend this transaction because the projected growth in assets of MidCap Growth Fund was not sufficient to provide competitive performance and high quality service to shareholders over the long term. MidCap Growth Fund and California Growth Fund are both managed by Franklin Advisers, Inc. ("Advisers"). California Growth Fund has investment goals and investment policies that are similar to those of MidCap Growth Fund, and is a larger fund that may be better able to obtain cost savings for shareholders.

Please take the time to review this document and vote now. THE TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

o  Sign and return your card promptly.

o  You may also vote by telephone or over the Internet.

o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,

Rupert H. Johnson, Jr.
President

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                           FRANKLIN MIDCAP GROWTH FUND
                          777 MARINERS ISLAND BOULEVARD
                        SAN MATEO, CALIFORNIA 94404-7777

                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                           TO BE HELD ON JULY 19, 2000

To the Shareholders of Franklin MidCap Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of Franklin MidCap Growth Fund ("MidCap Growth Fund") will be held at the offices of MidCap Growth Fund, 777 Mariners Island Boulevard, San Mateo, California 94404-7777 on July 19, 2000, at 1:00 p.m. Pacific time. The Meeting is being called for the following purpose:

1. To approve or disapprove a Plan of Reorganization of Franklin Strategic Series (the "Trust") on behalf of two of its series, MidCap Growth Fund and California Growth Fund that provides for the acquisition of substantially all of the assets of MidCap Growth Fund in exchange for Class A shares of California Growth Fund, the distribution of such shares to the shareholders of MidCap Growth Fund, and the liquidation and dissolution of MidCap Growth Fund.

In addition, shareholders will be asked to grant the proxyholders the authority to vote upon any other business which may legally come before the Meeting or any adjournment thereof.

The Plan of Reorganization in the attached Prospectus/Proxy Statement describes this transaction more completely. A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/ Proxy Statement.

Shareholders of record as of the close of business on May 12, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Trustees,

Deborah R. Gatzek
Secretary

San Mateo
May 30, 2000

------------------------------------------------------------------------------
THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.
------------------------------------------------------------------------------




PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

PAGE

COVER PAGE                                                             COVER

SUMMARY................................................................  2

  What proposal am I voting on?........................................  2

  How will the shareholder voting be handled?..........................  3

COMPARISONS OF SOME IMPORTANT FEATURES.................................  3

  How do the investment goals and policies of the Funds compare?.......  3

  What are the risks of an investment in the Funds?....................  4

  Who manages the Funds?...............................................  4

  What are the fees and expenses of each Fund and what might they be after the Transaction?.................................................  5

  Where can I find more financial information about the Funds?.........  6

  What are other key features of the Funds?............................  7

REASONS FOR THE TRANSACTION............................................  9

INFORMATION ABOUT THE TRANSACTION......................................  9

  How will the Transaction be carried out?.............................  9

  Who will pay the expenses of the Transaction?........................ 10

  What are the tax consequences of the Transaction?.................... 10

  What should I know about the shares of California Growth Fund? ...... 11

  What are the capitalizations of the Funds and what might
the capitalization be after the Transaction?........................... 11

COMPARISON OF INVESTMENT GOALS AND POLICIES............................ 11

  Are there any significant differences between the investment goals and strategies of the Funds?..................................... 11

  How do the fundamental investment restrictions of the Funds differ?.. 13

  What are the risk factors associated with investments in the Funds?.. 13

                          TABLE OF CONTENTS (CONTINUED)

PAGE

VOTING INFORMATION..................................................... 16

  How many votes are necessary to approve the Plan?.................... 16

  How do I ensure my vote is accurately recorded?...................... 17

  Can I revoke my proxy?............................................... 17

  What other matters will be voted upon at the Meeting?................ 17

  Who is entitled to vote?............................................. 17

  What other solicitations will be made?............................... 17

  Are there dissenters' rights?........................................ 17

INFORMATION ABOUT CALIFORNIA GROWTH FUND............................... 18

INFORMATION ABOUT MIDCAP GROWTH FUND................................... 18

PRINCIPAL HOLDERS OF SHARES............................................ 19

GLOSSARY - USEFUL TERMS AND DEFINITIONS................................ 19

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT............................. 21

  EXHIBIT A - PLAN OF REORGANIZATION...................................A-1

  EXHIBIT B - PROSPECTUS OF FRANKLIN CALIFORNIA GROWTH FUND - CLASS A, B & C
              DATED SEPTEMBER 1, 1999, AS AMENDED MAY 1, 2000 (ENCLOSED)

  EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN CALIFORNIA GROWTH
              FUND AND FRANKLIN MIDCAP GROWTH FUND DATED APRIL 30, 1999
              (ENCLOSED)


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                         PROSPECTUS AND PROXY STATEMENT

                               DATED MAY 20, 2000
                          ACQUISITION OF THE ASSETS OF
                           FRANKLIN MIDCAP GROWTH FUND

                   BY AND IN EXCHANGE FOR CLASS A SHARES OF
                         FRANKLIN CALIFORNIA GROWTH FUND

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin MidCap Growth Fund ("MidCap Growth Fund"), a series of Franklin Strategic Series ("Trust") to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders of MidCap Growth Fund vote to approve the Plan, the net assets of MidCap Growth Fund will be acquired by and in exchange for shares of Franklin California Growth Fund ("California Growth Fund"), also a series of the Trust.

The Meeting will be held at the principal offices of MidCap Growth Fund, which are located at 777 Mariners Island Boulevard, San Mateo, California 94404-7777 on July 19, 2000 at 1:00 Pacific time. The Board of Trustees of the Trust, on behalf of MidCap Growth Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about May 30, 2000.

If MidCap Growth Fund shareholders vote to approve the Plan, you will receive Class A shares of California Growth Fund equal in value to your investment in shares of MidCap Growth Fund. MidCap Growth Fund will then be liquidated and dissolved.

The investment goals of California Growth Fund and MidCap Growth Fund (individually, a "Fund" and collectively, the "Funds") are similar, but not identical. MidCap Growth Fund's principal investment goal is long-term capital appreciation. California Growth Fund's investment goal is capital appreciation, which may mean California Growth Fund will seek to achieve capital appreciation without reference to any time horizon. More significant differences between the Funds are that (1) California Growth Fund is a non-diversified fund, which means it may invest a greater portion of its assets in the securities of one issuer and, therefore, a smaller number of individual issuers, than a diversified fund such as MidCap Growth Fund, and (2) California Growth Fund focuses its investments on issuers in California, while MidCap Growth Fund may seek opportunities in all states.

This Prospectus/Proxy Statement gives the information about the proposed reorganization and Class A shares of California Growth Fund that you should know before investing. You should retain it for future reference. Additional information about California Growth Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

o The Prospectus of California Growth Fund - Class A, B & C dated September 1, 1999, as amended May 1, 2000 (the "California Growth Fund Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of the Trust dated April 30, 1999, which contains financial and performance information for California Growth Fund and MidCap Growth Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information dated September 1, 1999, as amended January 1, 2000, and as supplemented February 1, 2000 and February 16, 2000, relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to either Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the California Growth Fund Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of the Trust (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

At a meeting held on February 14, 2000, the Board of Trustees of the Trust on behalf of MidCap Growth Fund approved the Plan and determined to recommend that shareholders of MidCap Growth Fund vote to approve the Plan. If shareholders of MidCap Growth Fund vote to approve the Plan, it will result in the transfer of the net assets of MidCap Growth Fund to California Growth Fund, in exchange for an equal value of shares of California Growth Fund. The shares of California Growth Fund will then be distributed to MidCap Growth Fund shareholders and MidCap Growth Fund will be liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of MidCap Growth Fund and will become a shareholder of California Growth Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

This means that your shares of MidCap Growth Fund will be exchanged for an equal value of shares of California Growth Fund. You will receive Class A shares of California Growth Fund equal in value to your investment in shares of MidCap Growth Fund.

California Growth Fund is a mutual fund in Franklin Templeton Investments. It is managed by Advisers. It has an investment goal and policies that are similar, but not identical, to those of MidCap Growth Fund. For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of the Trust on behalf of MidCap Growth Fund has determined that the Transaction is in the best interests of the shareholders of MidCap Growth Fund. The Board of Trustees of the Trust also concluded that no dilution in value would result to the shareholders of MidCap Growth Fund or California Growth Fund, as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                   VOTE TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

Shareholders who own shares of MidCap Growth Fund at the close of business on May 12, 2000 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the shares of MidCap Growth Fund outstanding and entitled to vote must be voted in favor of the Plan.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, your votes will be officially cast at the Meeting by the persons appointed as proxies.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                     COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

The principal differences in investment strategies and the policies of the Funds are the extent to which their portfolios are diversified, the extent to which their investments are focused on companies with operations in California, and the size of the companies in which the Funds invest.

The principal investment goal of the Funds is very similar. MidCap Growth Funds' primary investment goal is long-term capital appreciation. California Growth Fund's primary investment goal is capital appreciation. Thus, California Growth Fund's emphasis on capital appreciation is unrelated to a particular time horizon.

MidCap Growth Fund, unlike California Growth Fund, is a diversified fund. As a diversified fund, MidCap Growth Fund is required to spread its investments among more issues.

Under normal market conditions, California Growth Fund invests at least 65% of its total assets in the securities of companies headquartered or conducting a majority of their operations in the State of California. California Growth Fund may invest up to 35% of its total assets in securities of issuers headquartered or conducting a majority of their operations outside of the State of California, including outside the U.S. MidCap Growth Fund has no specific focus on investing in companies located in a geographic region and it may also invest a portion of its assets outside the U.S.

Under normal market conditions, MidCap Growth Fund invests primarily in the equity securities of companies of medium market capitalization growth companies (i.e., those companies that have a market capitalization range between $1 billion and $8 billion). California Growth Fund may invest a significant portion of its assets in smaller capitalization companies, those with market capitalizations under $1.5 billion.

For more information about the investment goals and policies of the Funds, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

Investments in California Growth Fund and MidCap Growth Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, nor that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in stocks. California Growth Fund is a non-diversified fund, which means it may invest a greater portion of its assets in the securities of one issuer and, therefore, a smaller number of individual issuers than a diversified fund. Therefore, California Growth Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities.

Also, California Growth Fund invests a greater portion of its assets in securities of companies headquartered or conducting a majority of their operations in the State of California, so that the performance of California Growth Fund will likely be dependent on economic, political and other conditions within California.

California Growth Fund seeks to invest in small and medium capitalization companies, while MidCap Growth Fund seeks to invest primarily in medium capitalization companies. Thus, California Growth Fund may place greater emphasis upon investments in small cap companies which may be relatively new or unseasoned companies. California Growth Fund's investments in the securities of new or unseasoned companies may present greater risks than the securities of larger capitalization companies, which may be more established companies, in which MidCap Growth Fund may invest.

For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

The management of the business and affairs of each Fund is the responsibility of the Board of Trustees of the Trust, as California Growth Fund and MidCap Growth Fund are both series of the Trust. Both Funds are open-end, registered management investment companies, commonly referred to as "mutual funds." The Trust was organized as a Delaware business trust on January 25, 1991 and is registered with the SEC.

Advisers manages the assets and makes the investment decisions for both Funds. Advisers is a wholly-owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and their affiliates serve as investment manager or administrator to 52 registered investment companies, with approximately 157 U.S.-based funds or series. They have over $225 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

The team responsible for the day-to-day management of California Growth Fund's portfolio is:

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS. Mr. Herrmann has been a manager of the California Growth Fund since 1993. He joined the Franklin Templeton Group in 1989.

CANYON A. CHAN CFA, VICE PRESIDENT OF ADVISERS. Mr. Chan has been a manager of the California Growth Fund since 1999. He joined the Franklin Templeton Group in 1991.

California Growth Fund has a management agreement with Advisers under which Advisers is to receive a management fee equal to an annual rate of 0.625 of 1% of the value of its average daily net assets up to and including $100 million;
0.50 of 1% of the value of its average daily net assets over $100 million up to and including $250 million; 0.45 of 1% of the value of its average daily net assets over $250 million up to and including $10 billion; 0.44 of 1% of the value of its average daily net assets over $10 billion up to and including $12.5 billion; 0.42 of 1% of the value of its average daily net assets over $12.5 billion up to and including $15 billion; and 0.40 of 1% of the value of its average daily net assets in excess of $15 billion. Each class of California Growth Fund pays its proportionate share of the management fee.

MidCap Growth Fund has a management agreement with Advisers under which Advisers receives a management fee equal to an annual rate of 0.65 of 1% of the value of its average daily net assets.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

                                  FEE TABLE FOR
                MIDCAP GROWTH FUND AND CALIFORNIA GROWTH FUND

                                            ACTUAL+             PROJECTED++

                                                                 CALIFORNIA
                                     MIDCAP      CALIFORNIA     GROWTH FUND -
                                   GROWTH FUND  GROWTH FUND -     CLASS A
                                    - CLASS A      CLASS A    AFTER TRANSACTION
                                  ----------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES*
Maximum Sales Charge                   5.75%         5.75%         5.75%
(as a percentage of Offering
Price)
Paid at time of purchase1              5.75%         5.75%         5.75%
Paid at time of redemption2            None          None          None
Exchange Fee (per transaction)3       $5.00         None          None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net
assets)
Management Fees                        0.65%         0.48%         0.44%
Distribution and service (12b-1)       0.26%         0.25%         0.25%
Fees
Other Expenses                         0.33%         0.27%         0.20%
                                  ==============================================
Total Annual Fund Operating            1.24%         1.00%         0.89%
Expenses
                                  ==============================================

+Information provided for MidCap Growth Fund and California Growth Fund shares is provided for the fiscal year ended April 30, 1999.

++Projected expenses based on current and anticipated California Growth Fund expenses.

*If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1. There is no front-end sales charge if you invest $1 million or more in Class A shares of the California Growth Fund or shares of MidCap Growth Fund. Please see "Your Account - Choosing a Share Class" in the Prospectus of California Growth Fund ("California Growth Fund Prospectus").

2. A Contingent Deferred Sales Charge ("CDSC") of 1% may apply to Class A purchases of $1 million or more with respect to each of the Funds if you sell the shares within one year. See "Your Account - Contingent Deferred Sales Charge" in the California Growth Fund Prospectus for details.

3. There is a $5 fee charged by MidCap Growth Fund for each exchange by a Market Timer. California Growth Fund does not accept funds from Market Timers. We process all other exchanges without a fee.

EXAMPLE

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a Fund.

CLASS A                                      1 YEAR*  3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------

MidCap Growth Fund........................     $694   $946    $1,217   $1,989

California Growth Fund....................     $671   $875    $1,096   $1,729

Projected California Growth Fund
(after Transaction).......................     $661   $843    $1,040   $1,608

*Assumes a CDSC will not apply.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

For the California Growth Fund, per share income information for the past five fiscal years (and the most recent six month semiannual period) for Class A is shown on the following page under the heading "Financial Highlights." Also the current Annual Report to Shareholders of the Trust, which is attached, contains more financial information about California Growth Fund and MidCap Growth Fund as well as discussions of California Growth Fund's and MidCap Growth Fund's performance during the fiscal year ended April 30, 1999 and the six month period ended October 31, 1999.

                              FINANCIAL HIGHLIGHTS
                        CALIFORNIA GROWTH FUND - CLASS A


                         SIX MONTHS
                            ENDED
                           OCTOBER
                          31, 1999             YEAR ENDED APRIL 30,
                                     -----------------------------------------
                         (UNAUDITED)1  1999     1998    1997    1996   1995
------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,         25.82       24.97    19.35    18.26   14.03  12.05
beginning of year
                         -----------------------------------------------------
Net investment income    .01         .10      .14      .13     .20    .16
Net realized and         8.25        1.42     6.48     1.51    6.03   3.04
unrealized gains
                         -----------------------------------------------------
Total from investment    8.26        1.52     6.62     1.64    6.23   3.20
operations
                         -----------------------------------------------------
 Distributions from net  (.06)       (.14)    (.14)    (.12)   (.23)  (.12)
investment income
 Distributions in        (.02)       -        -        -       -      -
excess of net
investment income
 Distributions from net  -           (.53)    (.86)    (.43)   (1.77) (1.10)
realized gains
                         -----------------------------------------------------
Total distributions      (.08)       (.67)    (1.00)   (.55)   (2.00) (1.22)
                         -----------------------------------------------------
Net asset value, end of  34.00       25.82    24.97    19.35   18.26  14.03
year
                         =====================================================
Total return (%)2        32.10       6.39     34.98    8.94    47.42  29.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year  1,063,395   780,598  721,254  282,898 81,175 13,844
($ x 1,000)
Ratios to average net
assets: (%)
 Expenses                .963        1.00     .99      1.08    .71    .25
 Expenses excluding      .963        1.00     .99      1.08    1.09   1.27
waiver and payments by
affiliate
  Net investment income  .043        .41      .67      .84     1.42   1.63
Portfolio turnover rate  38.20       52.76    48.52    44.81   61.82  79.52
(%)

1. Based on average shares outstanding.

2. Total return does not include sales charges, and is not annualized.

3. Annualized.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

THE FUNDS USE THE SAME SERVICE PROVIDERS FOR THE FOLLOWING SERVICES:

TRANSFER AGENCY AND CUSTODY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the Funds.

Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of both Funds.

ADMINISTRATIVE SERVICES. FT Services, a wholly-owned subsidiary of Resources, provides certain administrative facilities and services to California Growth Fund and MidCap Growth Fund under the same terms and conditions.

DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for both Funds.

DISTRIBUTION AND SERVICE (12B-1) FEES. Both Funds have distribution or "Rule 12b-1" plans Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

MidCap Growth Fund under its Class A plan may pay up to 0.35% per year of Class A's average daily net assets while payments by California Growth Fund under its plan are limited to 0.25% per year of Class A's average daily net assets.

For more information regarding California Growth Fund's Rule 12b-1 plans, please see "The Underwriter - Distribution and Service (12b-1) fees" in the current SAI for both funds dated September 1, 1999, as amended January 1, 2000 and as supplemented February 1, 2000 and February 16, 2000 ("Combined SAI").

PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on purchases of Class A shares of California Growth Fund and of shares of MidCap Growth Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. Each Fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

You may sell (redeem) your shares at any time. Shares of each Fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Shares of each Fund may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares which were purchased in amounts of $1,000,000 or more generally are subject to a 1% CDSC on shares you sell within 12 months of purchase. California Growth Fund shares acquired by MidCap Growth Fund shareholders as a result of this Transaction are subject to a CDSC to the same extent that MidCap Growth Fund shares were subject to a CDSC.

Additional information and specific instructions explaining how to buy, sell, and exchange shares of California Growth Fund are outlined in the California Growth Fund Prospectus under the heading "Your Account." The accompanying California Growth Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for both Funds.

DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee the Funds will pay dividends.

For more information about the tax implications of investments in the California Growth Fund, see the attached California Growth Fund Prospectus under the heading "Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

The Board of Trustees on behalf of MidCap Growth Fund has recommended the Transaction in order to combine MidCap Growth Fund with a larger fund that has similar goals and investment policies. A larger fund may be expected to have a lower expense ratio because certain costs may be spread over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Transaction.

The Plan was presented to the Board of Trustees of MidCap Growth Fund at a meeting held on February 14, 2000. At the meeting, the Board of Trustees reviewed the potential benefits and costs to shareholders of MidCap Growth Fund; the expense ratios of California Growth Fund and MidCap Growth Fund; the comparative investment performance of California Growth Fund and MidCap Growth Fund; the compatibility of the investment goals, policies, restrictions and investments of MidCap Growth Fund with those of California Growth Fund; and the tax consequences of the Transaction. During the course of its deliberations, the Board of Trustees noted that the expenses of the Transaction will be shared one-quarter by MidCap Growth Fund, one-quarter by California Growth Fund, and one-half by Advisers.

The Board of Trustees, including a majority of the trustees who are not interested persons of either Fund, concluded that the Transaction is in the best interests of the shareholders of MidCap Growth Fund and that no dilution of value would result to the shareholders of MidCap Growth Fund from the Transaction, approved the Plan and recommended that shareholders of MidCap Growth Fund vote to approve the Transaction.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

If shareholders of MidCap Growth Fund do not approve the Plan, the Board of Trustees will consider other possible courses of action for MidCap Growth Fund, including liquidation and dissolution.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

If the shareholders of MidCap Growth Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of MidCap Growth Fund and California Growth Fund, including the preparation of certain documents. The Trust will determine a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of MidCap Growth Fund do not approve the Plan, the Transaction will not take place.

If shareholders of MidCap Growth Fund approve the Plan at the Meeting, shares of MidCap Growth Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

If the shareholders of MidCap Growth Fund approve the Plan, MidCap Growth Fund will deliver to California Growth Fund substantially all of its assets on the closing date. In exchange, Shareholders of MidCap Growth Fund will receive Class A shares of California Growth Fund that have a value equal to the dollar value of the assets delivered to MidCap Growth Fund. The stock transfer books of MidCap Growth Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. MidCap Growth Fund will only accept requests for redemptions received in proper form before 1:00 p.m. Pacific time on the closing date. Requests received after that time will be considered requests to redeem shares of California Growth Fund.

To the extent permitted by law, the Funds may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of MidCap Growth Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

The expenses resulting from the Transaction will be paid one-quarter by MidCap Growth Fund, one-quarter by California Growth Fund, and one-half by Advisers, the investment manager for both Funds.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of the Funds, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Funds, that shareholders of MidCap Growth Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of MidCap Growth Fund for shares of California Growth Fund and that neither California Growth Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of MidCap Growth Fund.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF CALIFORNIA GROWTH FUND?

Class A shares of California Growth Fund will be distributed to shareholders of the MidCap Growth Fund's shares and will have the same legal characteristics as the shares of MidCap Growth Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Former shareholders of MidCap Growth Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of California Growth Fund until MidCap Growth Fund certificates have been returned.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

The following table sets forth, as of April 30, 2000, the capitalization of Class A shares of MidCap Growth Fund (the only class of MidCap Growth Fund outstanding) and the Class A shares of California Growth Fund. The table also shows the projected capitalization of California Growth Fund Class A shares as adjusted to give effect to the proposed Transaction. The capitalization of California Growth Fund and its classes is likely to be different when the Transaction is consummated.

                                                               CALIFORNIA
                                                               GROWTH FUND
                                                               -PROJECTED
                               MIDCAP GROWTH   CALIFORNIA        AFTER
                                    FUND       GROWTH FUND    TRANSACTION
                                (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                               ----------------------------------------------

Net assets (all classes)             $72           $2,518         $2,590
(millions)
Total shares outstanding (all  2,759,482      50,322,6921    51,767,3161
classes)
Class A net assets (millions)        $72           $2,026         $2,098
Class A shares outstanding     2,759,482       40,392,821     41,837,445
Class A net asset value per       $26.25           $50.15         $50.15
share

1. California Growth Fund offers two additional classes of shares, Class B and Class C.

                 COMPARISON OF INVESTMENT GOALS AND POLICIES

This section describes the key differences between the investment policies of MidCap Growth Fund and California Growth Fund, and certain noteworthy differences between the investment goals and policies of the two Funds. For a complete description of California Growth Fund's investment policies and risks, you should read the California Growth Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

There are several important differences between the Funds.

Unlike California Growth Fund, MidCap Growth Fund is a "diversified" fund under the 1940 Act. As a diversified fund, 75% of MidCap Growth Fund's total assets may not be invested in more than 5% of a single issuer's securities or be used to purchase 10% or more of the outstanding voting securities of a single issuer. MidCap Growth Fund is not prohibited from investing the remaining 25% of its assets in the securities of a single issuer.

Although California Growth Fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund, it does intend to meet the diversification requirements of the Internal Revenue Code.

As a non-diversified fund, California Growth Fund may invest a greater portion of its assets in the securities of one issuer and, therefore, a smaller number of individual issuers than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. Because it is a non-diversified fund, California Growth Fund may be more sensitive to these changes.

Under normal market conditions, the California Growth Fund invests at least 65% of its assets in equity and debt securities of companies headquartered or conducting a majority of their operations in the state of California. The MidCap Growth Fund does not focus its investments in companies in any single state or region.

While the MidCap Growth Fund expects to invest a significant portion of its assets in medium-sized companies with a market capitalization of $1 billion and $8 billion, the California Growth Fund expects to invest a significant portion of its assets in small capitalization companies - those whose market capitalization is below $1.5 billion - in addition to medium capitalization companies.

Although the principal investment goal of MidCap Growth Fund is long-term capital appreciation, and that of California Growth Fund is capital appreciation, there is minimal practical difference between the two. The Funds' investment goals are fundamental.

There are other differences between the Funds that are of lesser significance.

For example, California Growth Fund may, although it does not have any current intent to do so, invest a greater portion of its assets in debt securities than does MidCap Growth Fund. While neither of the Funds has any limitation on the percentage of its total assets invested in foreign securities, the MidCap Growth Fund intends to limit its investments in foreign securities to no more than 5% of its total assets.

California Growth Fund may not loan more than 10% of the value of its total assets, whereas MidCap Growth Fund may not loan more than 20% of the value of its total assets.

The California Growth Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The California Growth Fund currently intends to limit these investments to no more than 10% of total assets. MidCap Growth Fund may also invest in REITs, but has no specific limit to any investment it may make in REITs.

Both Funds may lend their portfolio securities to qualified banks or broker dealers. Such loans may not exceed 20%, in the case of MidCap Growth Fund, and 10%, in the case of California Growth Fund, of the value of each fund's total assets measured at the time of the most recent loan.

As a fundamental policy, California Growth Fund may not invest more than 10% of its total assets in securities with a limited trading market. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. MidCap Growth Fund has no restriction on the percentage of assets which may be invested in illiquid securities.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

As described below, the Funds have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote. California Growth Fund is not prohibited from purchasing shares of money market funds managed by Advisers or its affiliates to the extent permitted by exemption granted under the 1940 Act. MidCap Growth Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided that all or substantially all of the assets of the MidCap Growth Fund may be invested in another registered company having the same objective and policies as MidCap Growth Fund.

MidCap Growth Fund may participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted under the 1940 Act. California Growth Fund does not yet have this authority.

California Growth Fund may not invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of California Growth Fund's total assets would be invested in such companies. MidCap Growth Fund has a non-fundamental policy of not investing more than 10% of its net assets in illiquid securities, but it has no limitations on its investment in securities of companies which have a record of less than three years continuous operation.

California Growth Fund may not invest in excess of 5% of its total assets in options unrelated to its transaction in futures. While California Growth Fund has no stated policy in this regard, MidCap Growth Fund has a non-fundamental policy that it may not invest in excess of 5% of its net assets, valued at the lower of cost or market, in warrants. In addition, no more than 2% of MidCap Growth Fund's net assets may be invested in warrants not listed on either the New York Stock Exchange or American Stock Exchange.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

Like all investments, an investment in both Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills. The risks of the Funds are basically the same as those of other investments in real estate securities.

STOCK RISK.

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets as a whole.

Medium and Smaller Companies Risk. California Growth Fund invests a substantial portion of its assets in equity securities of medium and smaller companies and, therefore, it is subject to additional risks associated with those securities. Historically, medium-size and smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of medium-size and smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of these companies to changing economic conditions.

In addition, these companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. While medium-size and smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN SECURITIES RISK.

Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in a Fund. Investments in Depository Receipts also involve some or all of the following risks. These risks, including currency risks, may be greater for California Growth Fund than MidCap Growth Fund because California Growth Fund has no limit on what percentage of its assets may be invested in foreign securities whereas MidCap Growth Fund intends to limit its investments in foreign securities to no more than 5% of its assets.

Country Risk. General securities market movements in any country where a Fund has investments are likely to affect the value of the securities the Fund owns that trade in that country. These movements will affect a Fund's share price and fund performance.

The political, economic and social structures of some countries a Fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company Risk. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY RISK.

To the extent either Fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the Fund's foreign investments and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, to replace the national currency for participating member countries.

Because the change to a single currency has been relatively recent, it is not possible to predict the impact of the euro on the business or financial condition of European issuers that a Fund may hold in its portfolio, and their impact on Fund performance. To the extent either Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

CONVERTIBLE SECURITIES RISK.

To the extent either Fund invests in convertible securities, it is subject to the risks associated with them. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

DERIVATIVE SECURITIES RISK.

Options, futures, options on futures, and forward currency contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent either Fund enters into any of these transactions, their success will depend on the manager's ability to predict market movements.

ILLIQUID SECURITIES RISK.

As a fundamental policy, the California Growth Fund may invest up to 10% of its total assets in securities with legal or contractual restrictions, although it may not invest in illiquid securities issued by real estate investment trusts. MidCap Growth Fund has no policy with respect to illiquid investments. Investments by a Fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the Fund's shares.

INTEREST RATE RISK.

When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. To the extent California Growth Fund invests more of its assets in debt securities than MidCap Growth Fund, California Growth Fund is exposed to a greater interest rate risk.

CREDIT RISK.

This is the possibility than an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of a Fund's shares. As with the interest rate risk, to the extent that California Growth Fund invests more of its assets in debt securities than MidCap Growth Fund, California Growth Fund is exposed to greater credit risk.

NON-DIVERSIFICATION RISK.

A potential difference in the risks associated with investments in each of the Funds arises from the fact that California Growth Fund, unlike MidCap Growth Fund, is non-diversified. To the extent California Growth Fund's investments are not diversified, California Growth Fund may be more sensitive to economic, political, business, or regulatory developments affecting a single issuer or industry. This, in turn, may result in greater fluctuation in the value of California Growth Fund's shares.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

The affirmative vote of a majority of the total number of shares of MidCap Growth Fund outstanding and entitled to vote is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of MidCap Growth Fund held at the close of business on May 12, 2000 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

Under relevant state law and the Trust's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

You can vote in any one of four ways:

o  By mail, with the enclosed proxy card.

o  In person at the Meeting.

o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by sending a written notice to MidCap Growth Fund expressly revoking your proxy, by signing and forwarding to MidCap Growth Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

The Board of Trustees of the Trust on behalf of MidCap Growth Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

Shareholders of record of MidCap Growth Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 2,749,449.888 outstanding shares of MidCap Growth Fund - Class A, the only class of MidCap Growth Fund issued and outstanding.

WHAT OTHER SOLICITATIONS WILL BE MADE?

MidCap Growth Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. MidCap Growth Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. The Trust, on behalf of MidCap Growth Fund, has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders, and individual shareholders for a fee, including out-of-pocket expenses, of $5,000. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by MidCap Growth Fund, one-quarter by California Growth Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

Shareholders of MidCap Growth Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your California Growth Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                   INFORMATION ABOUT CALIFORNIA GROWTH FUND

Information about California Growth Fund is included in the California Growth Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about California Growth Fund is included in the Combined SAI which is attached hereto and considered a part of this Prospectus/Proxy Statement. You may request a free copy of the Semiannual Report to Shareholders for the six month period ended October 31, 1999 by calling 1-800/DIAL-BEN(R) or by writing to the California Growth Fund at P.O. Box 997151, Sacramento, CA 95899-9983. The California Growth Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1999, is attached to and considered a part of this Prospectus/Proxy Statement.

The California Growth Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                      INFORMATION ABOUT MIDCAP GROWTH FUND

Information about MidCap Growth Fund is included in its prospectus, the Combined SAI, the Trust's Annual Report to Shareholders dated April 30, 1999 and the Semiannual Report dated October 31, 1999. These documents have been filed with the SEC and the Trust's Annual Report is attached as an exhibit to this Prospectus/Proxy Statement. You may request free copies of the MidCap Growth Fund's prospectus and the Trust's Semiannual Report dated October 31, 1999 by calling 1-800/DIAL BEN(R) or by writing to MidCap Growth Fund at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by the MidCap Growth Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                           PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the principal shareholder of the Franklin MidCap Growth Fund, beneficial or of record, was:

NAME AND ADDRESS                                      PERCENTAGE (%)

Franklin Resources, Inc.
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Floor
Burlingame, CA 94010                                        23

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the Trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. No other person owned (beneficially or of record) 5% or more of the outstanding shares of California Growth Fund.

As of April 26, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of MidCap Growth Fund and/or Class A of California Growth Fund.

                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the investment manager for both Funds

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A shares within 12 months of purchase

DISTRIBUTORS - Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the principal underwriter for the Funds

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON INVESTMENTS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the shareholder servicing and transfer agent to the Funds

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Services, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. For each Fund, the maximum front-end sales charge is 5.75% for Class A shares of California Growth Fund and for shares of MidCap Growth Fund. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

S&P - Standard & Poor's(R) Ratings Group

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

                             EXHIBITS TO PROSPECTUS
                               AND PROXY STATEMENT

EXHIBIT

      A Plan of Reorganization by Franklin Strategic Series on behalf of Franklin California Growth Fund and Franklin MidCap Growth Fund

      B Prospectus of Franklin California Growth Fund - Class A, B & C dated September 1, 1999, as amended May 1, 2000 (enclosed)

      C Annual Report to Shareholders of Franklin Strategic Series dated April 30, 1999 (enclosed)

                                    EXHIBIT A

                             PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan"), is made by Franklin Strategic Series, a business trust created under the laws of the State of Delaware in 1991 (the "Trust") as of this 26th day of May, 2000, on behalf of two of its series, Franklin MidCap Growth Fund ("MidCap Growth Fund") and Franklin California Growth Fund ("California Growth Fund") (collectively, the "Funds") with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404.

                             PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by California Growth Fund, of substantially all of the property, assets and goodwill of MidCap Growth Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of California Growth Fund - Class A ("California Growth Fund Shares"); and (ii) the subsequent dissolution of MidCap Growth Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF MIDCAP
GROWTH FUND.

(a) Subject to the terms and conditions of this Plan, the Trust on behalf of MidCap Growth Fund agrees that it will convey, transfer and deliver to California Growth Fund at the Closing all of MidCap Growth Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on MidCap Growth Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against MidCap Growth Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on MidCap Growth Fund's books (hereinafter "Net Assets"). MidCap Growth Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, the Trust on behalf of California Growth Fund, shall at the Closing deliver to MidCap Growth Fund the number of California Growth Fund Shares, determined by dividing the net asset value per share of the Class A shares of MidCap Growth Fund (the "MidCap Growth Fund Shares") by the net asset value per share of California Growth Fund Shares, and multiplying the result thereof by the number of outstanding MidCap Growth Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) Immediately following the Closing, the Trust shall dissolve MidCap Growth Fund and distribute pro rata to the shareholders of record of the MidCap Growth Fund Shares as of the close of business on the Closing Date, California Growth Fund Shares received by MidCap Growth Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of MidCap Growth Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional California Growth Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of MidCap Growth Fund shall be entitled to surrender the same to the transfer agent for California Growth Fund in exchange for the number of California Growth Fund Shares into which the MidCap Growth Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for California Growth Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of MidCap Growth Fund shall be deemed for all California Growth Fund's purposes to evidence ownership of the number of California Growth Fund Shares into which the MidCap Growth Fund Shares (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

(a) The value of MidCap Growth Fund's Net Assets to be acquired by California Growth Fund, hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in MidCap Growth Fund's currently effective prospectus.

(b) The net asset value of a share of beneficial interest of MidCap Growth Fund Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in MidCap Growth Fund's currently effective prospectus.

(c) The net asset value of a share of beneficial interest of California Growth Fund Shares shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in California Growth Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

The Closing Date shall be August 3, 2000, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 2:00 p.m., Pacific time, on the Closing Date. The Trust on behalf of the MidCap Growth Fund shall have provided for delivery as of the Closing of those Net Assets of MidCap Growth Fund to be transferred to the account of California Growth Fund at the Trust's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286. Also, the Trust on behalf of the MidCap Growth Fund shall have prepared and have available at the Closing a list of names and addresses of the shareholders of record of its MidCap Growth Fund Shares and the number of shares of beneficial interest of MidCap Growth Fund Shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust on behalf of California Growth Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of California Growth Fund to be delivered to the account of MidCap Growth Fund at said transfer agent registered in such manner as the officers of the Trust on behalf of MidCap Growth Fund shall deem appropriate, or shall have prepared satisfactory evidence that such California Growth Fund Shares have been registered in an account on the books of California Growth Fund in such manner as the officers of the Trust on behalf of MidCap Growth Fund shall deem appropriate.

4. REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF CALIFORNIA GROWTH FUND.

The Trust makes the following representations and warranties about California Growth Fund:

(a) California Growth Fund is a series of the Trust, a business trust created under the laws of the State of Delaware on January 25, 1991, and is validly existing under the laws of that State. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Trust's California Growth Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of California Growth Fund Shares, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. California Growth Fund is further divided into three classes of shares of which California Growth Fund Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to the California Growth Fund Shares.

(c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1999, audited by PricewaterhouseCoopers, LLP, and the Semiannual Report to Shareholders for the six month period ended October 31, 1999, fairly present the financial position of California Growth Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of California Growth Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of California Growth Fund.

(e) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

(f) The Trust on behalf of California Growth Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g) The Trust has elected to treat California Growth Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and California Growth Fund has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

5. REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF MIDCAP GROWTH FUND.

The Trust makes the following representations and warranties about MidCap Growth
Fund:

(a) MidCap Growth Fund is a series of the Trust, a business trust created under the laws of the State of Delaware on January 25, 1991, and is validly existing under the laws of that state. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Trust's MidCap Growth Fund's shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of MidCap Growth Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights. One class of shares of MidCap Growth Fund has been designated as the MidCap Growth Fund - Class A Shares, and an unlimited number of shares of beneficial interest of the Trust, par value $0.01 per share, have been allocated to the MidCap Growth Fund Shares.

(c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1999, audited by PricewaterhouseCoopers, LLP, and the Semiannual Report to Shareholders for the six month period ended October 31, 1999, fairly present the financial position of MidCap Growth Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The Trust has the necessary power and authority to conduct MidCap Growth Fund's business as such business is now being conducted.

(e) The Trust on behalf of MidCap Growth Fund is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by the Trust's execution of or performance under this Plan.

(f) The Trust has elected to treat MidCap Growth Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and MidCap Growth Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

6. REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE FUNDS.

The Trust makes the following representations and warranties about both MidCap Growth Fund and California Growth Fund:

(a) The Trust will create a statement of assets and liabilities for each of the Funds which will be prepared as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of California Growth Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect its Net Assets in the case of MidCap Growth Fund and its net assets in the case of California Growth Fund, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in the Trust's currently effective prospectuses relating to the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Funds.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

(e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f) It anticipates that consummation of this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

(g) The Trust has the necessary power and authority to conduct the business of the Funds, as such business is now being conducted.

7. INTENTIONS OF THE TRUST ON BEHALF OF THE FUNDS.

(a) The Trust intends to operate each Fund's respective business, as presently conducted between the date hereof and the Closing.

(b) The Trust intends that the MidCap Growth Fund will not acquire California Growth Fund Shares for the purpose of making distributions thereof to anyone other than MidCap Growth Fund's shareholders.

(c) The Trust on behalf of MidCap Growth Fund intends, if this Plan is consummated, to liquidate and dissolve MidCap Growth Fund.

(d) The Trust intends that, by the Closing, all of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e) At the Closing, the Trust on behalf of MidCap Growth Fund intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Mid-Cap Growth Fund Shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of California Growth Fund as a result of the transfer of assets that is the subject of this Plan.

(f) The Trust intends to mail to each shareholder of record of MidCap Growth Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to California Growth Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of MidCap Growth Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST ON BEHALF OF THE FUNDS.

The consummation of this Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the performance of all obligations required by this Plan to be performed by the Trust on behalf of the Funds shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust on behalf of each of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of Mid-Cap Growth Fund or California Growth Fund or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of MidCap Growth Fund at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for MidCap Growth Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

(f) That there shall be delivered to the Trust on behalf of MidCap Growth Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Trust with regard to matters of fact:

      (1) The acquisition by California Growth Fund of substantially all the assets of MidCap Growth Fund as provided for herein in exchange for California Growth Fund Shares will qualify as a reorganization within the meaning of
Section 368(a)(1)(C) of the Code, and MidCap Growth Fund and California Growth Fund will each be a party to the respective reorganization within the meaning of
Section 368(b) of the Code;

      (2) No gain or loss will be recognized by MidCap Growth Fund upon the transfer of substantially all of its assets to California Growth Fund in exchange solely for voting shares of California Growth Fund (Code Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

      (3) No gain or loss will be recognized by California Growth Fund upon the receipt of substantially all of the assets of MidCap Growth Fund in exchange solely for voting shares of California Growth Fund (Code Section 1032(a));

      (4) The basis of the assets of MidCap Growth Fund received by California Growth Fund will be the same as the basis of such assets to MidCap Growth Fund immediately prior to the exchange (Code Section 362(b));

      (5) The holding period of the assets of MidCap Growth Fund received by California Growth Fund will include the period during which such assets were held by MidCap Growth Fund (Code Section 1223(2));

      (6) No gain or loss will be recognized to the shareholders of MidCap Growth Fund Shares upon the exchange of their shares in MidCap Growth Fund for voting shares of California Growth Fund (Code Section 354(a));

      (7) The basis of California Growth Fund Shares received by MidCap Growth Fund Shares' shareholders shall be the same as the basis of the MidCap Growth Fund Shares exchanged therefor (Code Section 358(a)(1));

      (8) The holding period of California Growth Fund Shares received by shareholders of MidCap Growth Fund Shares (including fractional shares to which they may be entitled) will include the holding period of the MidCap Growth Fund Shares surrendered in exchange therefor, provided that the MidCap Growth Fund Shares were held as a capital asset on the date of the exchange (Code Section 1223(1)); and

      (9) California Growth Fund will succeed to and take into account as of the date of the proposed transfer the items of MidCap Growth Fund described in
Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

(g) That there shall be delivered to the Trust on behalf of California Growth Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust with respect to MidCap Growth Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) MidCap Growth Fund is a series of the Trust, a business trust organized under the laws of the State of Delaware on January 25, 1991, and the Trust is a validly existing business trust and in good standing under the laws of that state;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of MidCap Growth Fund, par value $0.01 per share. One class of shares of MidCap Growth Fund has been designated as the MidCap Growth Fund - Class A Shares, and an unlimited number of shares of beneficial interest of the Trust have been allocated to the MidCap Growth Fund Shares. Assuming that the initial shares of beneficial interest of MidCap Growth Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-laws of MidCap Growth Fund, and that all other outstanding shares of MidCap Growth Fund were sold, issued and paid for in accordance with the terms of MidCap Growth Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

      (3) MidCap Growth Fund is a diversified series of the Trust, an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in MidCap Growth Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against MidCap Growth Fund, the unfavorable outcome of which would materially and adversely affect MidCap Growth Fund;

      (5) All actions required to be taken by the Trust on behalf of MidCap Growth Fund to authorize this Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of MidCap Growth Fund; and

      (6) Neither the execution, delivery, nor performance of this Plan by the Trust on behalf of MidCap Growth Fund violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust on behalf of MidCap Growth Fund and is enforceable against the Trust on behalf of MidCap Growth Fund in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) That there shall be delivered to the Trust on behalf of MidCap Growth Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust with respect to California Growth Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) California Growth Fund is a series of the Trust, a business trust organized under the laws of the State of Delaware on January 25, 1991, and is a validly existing business trust and in good standing under the laws of that state;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of California Growth Fund, par value $0.01 per share. California Growth Fund is further divided into three classes of shares of which California Growth Fund Shares is one, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to the California Growth Fund Shares. Assuming that the initial shares of beneficial interest of California Growth Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of California Growth Fund were sold, issued and paid for in accordance with the terms of California Growth Fund's prospectus in effect at the time of such sales, each such outstanding share of California Growth Fund is fully paid, non-assessable, freely transferable and has full voting rights;

      (3) California Growth Fund is a nondiversified series of the Trust, an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in California Growth Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against California Growth Fund, the unfavorable outcome of which would materially and adversely affect California Growth Fund;

      (5) California Growth Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of California Growth Fund;

      (6) All actions required to be taken by the Trust on behalf of California Growth Fund to authorize this Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

      (7) Neither the execution, delivery, nor performance of this Plan by the Trust on behalf of California Growth Fund violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust on behalf of California Growth Fund and is enforceable against the Trust on behalf of California Growth Fund in accordance with its terms; and

      (8) The registration statement of the Trust, of which the prospectus, dated September 1, 1999, as amended May 1, 2000, of California Growth Fund is a part (the "Prospectus"), is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(i) That the Trust's Registration Statement with respect to the California Growth Fund Shares to be delivered to MidCap Growth Fund Shares' shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j) That the California Growth Fund Shares to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit California Growth Fund Shares lawfully to be delivered to each holder of MidCap Growth Fund Shares.

(k) That, at the Closing, there shall be transferred to California Growth Fund, aggregate Net Assets of MidCap Growth Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of MidCap Growth Fund on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

(a) The Trust represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by California Growth Fund, one-quarter by MidCap Growth Fund, and one-half by Franklin Advisers, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of MidCap Growth Fund) prior to the Closing, or the Closing may be postponed by the Trust on behalf of either party by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2000, the Plan shall automatically terminate on that date, unless a later date is established.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, MidCap Growth Fund nor California Growth Fund nor the Trust's trustees, officers, or agents or the shareholders of MidCap Growth Fund or California Growth Fund shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Board of Trustees on behalf of either of MidCap Growth Fund or California Growth Fund if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of either MidCap Growth Fund or California Growth Fund, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, trustees, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of either of the Funds or the Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to either of the Funds' shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of MidCap Growth Fund or California Growth Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of MidCap Growth Fund, unless such terms and conditions shall result in a change in the method of computing the number of California Growth Fund Shares to be issued to MidCap Growth Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of MidCap Growth Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of the shareholders of MidCap Growth Fund at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of the Funds. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Funds.

12.   COUNTERPARTS.

This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at 777 Mariners Island Boulevard, San Mateo, California 94404, Attention: Secretary.

14.   GOVERNING LAW.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, Franklin Strategic Series on behalf of the Funds has caused this Plan to be executed on their behalf by its duly authorized officers, all as of the date and year first-above written.

                                        FRANKLIN STRATEGIC SERIES,
                                        ON BEHALF OF
                                        FRANKLIN CALIFORNIA GROWTH FUND

Attest:

/S/ DEBORAH R. GATZEK                   By: /S/ DAVID P. GOSS
Deborah R. Gatzek                           David P. Goss
Secretary                                   Vice President

                                        FRANKLIN STRATEGIC SERIES,
                                        ON BEHALF OF
                                        FRANKLIN MIDCAP GROWTH FUND

Attest:

/S/ DEBORAH R. GATZEK                   By: /S/ DAVID P. GOSS
Deborah R. Gatzek                           David P. Goss
Secretary                                   Vice President


196 PROXY 05/00



FRANKLIN STRATEGIC SERIES

INVESTMENT STRATEGY  GROWTH

Franklin Aggressive Growth Fund - Class A, B & C
Franklin California Growth Fund - Class A, B & C
Franklin Large Cap Growth Fund - Class A, B & C
Franklin Small Cap Growth Fund I (formerly, Small Cap Growth Fund) - Class A
& C
Franklin Small Cap Growth Fund II - Class A, B & C


SEPTEMBER 1, 1999 AS AMENDED MAY 1, 2000




















[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.







CONTENTS

The Funds

[Begin callout]
INFORMATION ABOUT
EACH FUND YOU SHOULD
KNOW BEFORE INVESTING
[END CALLOUT]

[insert page #]  Franklin Aggressive Growth Fund

[insert page #]  Franklin California Growth Fund

[insert page #]  Franklin Large Cap Growth Fund

[insert page #]  Franklin Small Cap Growth Fund I

[insert page #]  Franklin Small Cap Growth Fund II

[insert page #]  Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN AGGRESSIVE GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS The fund normally invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

[Begin call out]
The fund invests primarily in aggressive growth companies' equity securities. [End callout]

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, convertible securities and warrants.

The fund invests in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors. In choosing equity investments, the fund's manager will focus on sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. In addition, solid management and sound financial records are factors the manager also considers.

Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications), health care (including biotechnology), consumer products, and consumer services (including media, broadcasting and entertainment).

TEMPORARY INVESTMENTS     The manager may take a temporary defensive position
when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in aggressive growth companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. The fund's manager uses an aggressive growth strategy in choosing the fund's investments. As a result, an investment in the fund involves a greater degree of risk and its share price may be more volatile than an investment in a conservative equity fund or a growth fund investing entirely in proven growth stocks. Aggressive growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

SMALLER AND MIDSIZE COMPANIES Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Smaller and midsize companies involve greater risks than larger, more established companies and should be considered speculative.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

TELECOMMUNICATIONS, MEDIA, AND BROADCASTING COMPANIES The activities of telecommunications, media, and broadcasting companies operate under international, federal, and state regulations. These companies may be adversely affected by changes in government regulations. In addition, these sectors have been undergoing deregulation to enable increased competition, which could affect the companies in these sectors that the fund holds.

CONSUMER PRODUCTS, SERVICES, AND ENTERTAINMENT COMPANIES These companies have historically been sensitive to the economy in general, through changes in consumer spending patterns. These companies may be adversely affected by changes in consumer opinion or demand for a given product or service.

PORTFOLIO TURNOVER Because of the fund's aggressive growth strategy, the fund's portfolio turnover rate may be higher than that of other mutual funds. High portfolio turnover may involve additional expenses to the fund, including transaction costs for purchases and sales of securities. These transactions may result in realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A   CLASS B  CLASS C
-----------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%     4.00%    1.99%
  Load imposed on purchases          5.75%     None     1.00%
  Maximum deferred sales charge      None 1    4.00% 2  0.99% 3
(load)
Exchange fee 4                       $5.00     $5.00    $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)5

                                     CLASS A   CLASS B  CLASS C
-----------------------------------------------------------------
Management fees 6                    0.50%     0.50%    0.50%
Distribution and service (12b-1)     0.35%     1.00%    1.00%
fees
Other expenses                       0.84%     0.84%    0.84%
                                     ----------------------------
Total annual fund operating          1.69%     2.34%    2.34%
expenses 6                           ============================

1. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 59).
5. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated for the current fiscal year.
6. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management and administration fees are estimated to be 0.26% and total annual fund operating expenses are estimated to be 1.25% for Class A, 1.90% for Class B, and 1.90% for Class C for the current fiscal year. The manager and administrator may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $737 1    $1,077
CLASS B                        $637      $1,030
CLASS C                        $433      $  823
If you do not sell your
shares:
CLASS B                        $237      $  730
CLASS C                        $335      $  823

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94403, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1989.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1992.

JOHN P. SCANDALIOS, PORTFOLIO MANAGER OF ADVISERS
Mr. Scandalios has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1996. Previously, he was with Chase Manhattan Bank.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance since its inception.

                                                   OCTOBER 31, 1999
CLASS A                                             (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
 Net investment loss                                       (.02)
 Net realized and unrealized gains                         6.41
Total from investment operations                           6.39
                                                           ----
Net asset value, end of period                            16.39
                                                          =====
Total return (%)3                                         63.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period($ x 1,000)                     11,363
Ratios to average net assets: (%)
 Expenses                                                  1.23 4
 Expenses excluding waiver and
 payments by affiliate                                     1.61 4
 Net investment loss                                       (.44)4
Portfolio turnover rate (%)                               91.19

                                                  OCTOBER 31, 1999
CLASS B                                           (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
 Net investment loss                                       (.05)
 Net realized and unrealized gains                         6.44
Total from investment operations                           6.39
                                                           ----
Net asset value, end of period                            16.39
                                                          =====
Total return (%)3                                         63.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                     1,494
Ratios to average net assets: (%)
 Expenses                                                  1.80 4
 Expenses excluding waiver and
 payments by affiliate                                     2.18 4
 Net investment loss                                      (1.05)4
Portfolio turnover rate (%)                               91.19

                                                  OCTOBER 31, 1999
CLASS C                                           (UNAUDITED)1,2
PER SHARE DATA ($)
Net asset value, beginning of period                      10.00
 Net investment loss                                       (.05)
 Net realized and unrealized gains                         6.43
Total from investment operations                           6.38
                                                           ----
Net asset value, end of period                            16.38
                                                          =====
Total return (%)3                                         63.80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                     3,999
Ratios to average net assets: (%)
 Expenses                                                  1.83 4
 Expenses excluding waiver and
 payments by affiliate                                     2.21 4
 Net investment loss                                      (1.11)4
Portfolio turnover rate (%)                               91.19

1. Based on average shares outstanding.
2. For the period June 23, 1999 (effective date) to October 31, 1999.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


FRANKLIN CALIFORNIA GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is capital appreciation.

PRINCIPAL INVESTMENTS The fund normally invests primarily in equity securities of California companies.

[Begin callout]
The fund invests primarily in California companies' equity securities. [End callout]

For purposes of the fund's investments, California companies are companies headquartered or conducting a majority of their operations in the state of California. The fund invests in small to mid-size companies as well as in relatively well-known, larger capitalization companies in mature industries that the manager believes have the potential for capital appreciation.

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, preferred stocks, convertible securities and warrants.

The manager expects to invest a portion of the fund's assets in securities of companies in the technology sector, including computer companies. Typically, the fund will invest in technology companies that market their products or services globally rather than only domestically or regionally.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in California companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

CALIFORNIA Since the fund invests heavily in California companies' equity securities, events and conditions in California are likely to affect the fund's investments and its performance. These events may include changes in economic and political conditions. These and other conditions within California are unpredictable and can change at any time.

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund invests in growth stocks, its share price may be more volatile than other types of investments.

SMALLER AND MIDSIZE COMPANIES Historically, smaller and midsize company securities have been more volatile in price than large company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Smaller and midsize companies involve greater risks than larger, more established companies and should be considered speculative.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares, and may involve more risk than an investment in a fund that does not focus on securities of a single state. The fund, however, intends to meet certain tax diversification requirements.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past eight calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

  5.50%    17.57%  16.53%   47.63%  30.43%   15.71%  10.72%   95.17%
   92        93      94       95      96       97      98       99

                                     YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 56.36%

WORST QUARTER:
Q3 '98 -15.27%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                             SINCE
                                                           INCEPTION
                                       1 YEAR   5 YEARS   (10/30/91)
----------------------------------------------------------------------
Franklin California Growth Fund -      83.97%*   35.33%      26.35%
Class A 2
S&P 500 Index 3                        21.04%    28.56%      20.24%
Franklin California 250 Index 4        75.20%    36.83%      25.66%

                                                           SINCE
                                                         INCEPTION
                                           1 YEAR       (01/01/99)
----------------------------------------------------------------------
Franklin California Growth Fund -          89.59%*         89.59%
Class B 2
S&P 500 Index 3                            21.04%          21.04%
Franklin California 250 Index 4            75.20%          75.20%

                                                           SINCE
                                                         INCEPTION
                                           1 YEAR        (9/3/96)
----------------------------------------------------------------------
Franklin California Growth Fund -          90.91%*         36.30%
Class C 2
S&P 500 Index 3                            21.04%          29.63%
Franklin California 250 Index 4            75.20%          39.99%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year-to-date return was 19.07% for Class A.
2. Figures reflect sales charges.
   All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. The unmanaged Franklin California 250 Growth Index consists of the 250 largest California based companies on an equal weighted basis chosen to approximate the business segment weightings of the California economy. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A  CLASS B 1  CLASS C
--------------------------------------------------------------------

Maximum sales charge (load)
as a percentage of offering price    5.75%     4.00%    1.99%
  Load imposed on purchases          5.75%     None     1.00%
  Maximum deferred sales charge      None 2    4.00% 3  0.99% 4
(load)
Exchange fee                         None      None     None

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                      CLASS A  CLASS B1   CLASS C
--------------------------------------------------------------------

Management fees                      0.48%     0.48%    0.48%
Distribution and service (12b-1)     0.25%     1.00%    1.00%
fees
Other expenses                       0.27%     0.27%    0.27%
                                     -------------------------------
Total annual fund operating expenses 1.00%     1.75%    1.75%
                                     ===============================

1. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended April 30, 1999. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
2. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $671 1    $875     $1,096    $1,729
CLASS B                        $578      $851     $1,149    $1,864 2
CLASS C                        $374 3    $646     $1,039    $2,142
If you do not sell your
shares:
CLASS B                        $178      $551       $949    $1,864 2
CLASS C                        $226      $646     $1,039    $2,142

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

CANYON A. CHAN CFA, VICE PRESIDENT OF ADVISERS
Mr. Chan has been a manager of the fund since 1999. He joined the Franklin Templeton Group in 1991.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1989.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended April 30, 1999, the fund paid 0.48% of its average daily net assets to the manager for its services.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.



                                  SIX MONTHS
                                     ENDED
                                  OCTOBER 31,
CLASS A                              1999                  YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------------
                                  (UNAUDITED) 1    1999 2     1998       1997       1996     1995
                                 --------------- ---------- ---------- ---------- --------- --------
PER SHARE DATA ($)
Net asset value, beginning of
    year                             25.82          24.97      19.35      18.26      14.03  12.05
                                 --------------- ---------- ---------- ---------- --------- --------
 Net investment income
                                       .01            .10        .14        .13        .20    .16
 Net realized and unrealized
   gains                              8.25           1.42       6.48       1.51       6.03   3.04
                                 --------------- ---------- ---------- ---------- --------- --------
Total from investment
operations                            8.26           1.52       6.62       1.64       6.23   3.20
                                 --------------- ---------- ---------- ---------- --------- --------
 Distributions from  net
investment income                     (.06)          (.14)      (.14)      (.12)      (.23) (.12)
 Distributions in excess of
net investment income
                                      (.02)          -          -          -          -     -
 Distributions from net
realized gains                        -              (.53)      (.86)      (.43)     (1.77) (1.10)
                                 --------------- ---------- ---------- ---------- --------- --------
Total distributions                   (.08)          (.67)     (1.00)      (.55)     (2.00) (1.22)
                                 --------------- ---------- ---------- ---------- --------- --------
Net asset value, end of year
                                     34.00          25.82      24.97      19.35      18.26  14.03
                                 =============== ========== ========== ========== ========= ========
Total return (%)4                    32.10           6.39      34.98       8.94      47.42  29.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
   1,000)                        1,063,395       780,598    721,254    282,898    81,175    13,844
Ratios to average net assets:
     (%)
 Expenses                              .96 5         1.00        .99       1.08        .71    .25
Expenses excluding waiver and
payments by affiliate
                                       .96 5         1.00        .99       1.08       1.09   1.27
 Net investment income
                                       .04 5          .41        .67        .84       1.42   1.63
Portfolio turnover rate (%)          38.20          52.76      48.52      44.81      61.82  79.52


CLASS B
PER SHARE DATA ($)
Net asset value, beginning
of year                          25.75        24.31
                               ------------ -----------
 Net investment (loss)            (.10)        (.01)
 Net realized and unrealized
gains                             8.20         1.45
                               ------------ -----------
Total from investment
operations                        8.10         1.44
                               ------------ -----------
 Distribution from net
investment income                 (.06)        -
 In excess of net investment
income                            (.01)        -
                               ============ ===========
Total Distributions               (.07)        -
                               ============ ===========
Net asset value, end of
period                           33.78        25.75
                               ============ ===========
Total return (%)4                31.58         5.88

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         10,469       2,657
Ratios to average net
assets: (%)
 Expenses                         1.71 5       1.75 5
 Net investment loss              (.68) 5      (.33)5
Portfolio turnover rate (%)      38.20        52.76







                                                     SIX MONTHS
                                                       ENDED
                                                     OCTOBER 31,
CLASS C                                                 1999          YEAR ENDED APRIL 30,
------------------------------------------------------------------------------------------------------
                                                    (UNAUDITED) 1      1999         1998      19973
------------------------------------------------- ----------------- ------------ ----------- ---------
PER SHARE DATA ($)
Net asset value, beginning of year                    25.63             24.81      19.27      18.05
                                                  ----------------- ------------ ----------- ---------
 Net investment income (loss)                          (.10)             (.07)       -          .05
 Net realized and unrealized gains                     8.20              1.42        6.43      1.65
                                                  ----------------- ------------ ----------- ---------
Total from investment operations                       8.10              1.35        6.43      1.70
                                                  ----------------- ------------ ----------- ---------
 Distributions from net
 investment income                                     (.02) 6           -           (.03)     (.05)
 Distributions from net realized gains                 -                 (.53)       (.86)     (.43)
                                                  ----------------- ------------ ----------- ---------
Total distributions                                    (.02)             (.53)       (.89)     (.48)
                                                  ----------------- ------------ ----------- ---------
Net asset value, end of year                          33.71             25.63       24.81     19.27
                                                  ================= ============ =========== =========
Total return (%)4                                     31.62              5.67       34.02      9.32

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                 214,780           159,310     122,701    24,556
Ratios to average net assets: (%)
 Expenses                                              1.71 5            1.75        1.74      1.86 5
 Net investment income (loss)                          (.72) 5           (.33)       (.10)     (.05) 5
Portfolio turnover rate (%)                           38.20             52.76       48.52     44.81


1. Based on average shares outstanding.
2. For the period January 1, 1999 (effective date) to April 30, 1999 for
Class B.
3. For the period September 3, 1996 (effective date) to April 30, 1997 for Class C.
4. Total return does not include sales charges, and is not annualized.
5. Annualized.
6. Includes distributions in excess of net investment income in the amount of $.004.

FRANKLIN LARGE CAP GROWTH FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's principal investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of large cap growth companies located in the U.S.

For purposes of the fund's investments, large cap growth companies include well-established companies with a market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management, as well as superior products and services.

Equity securities generally entitle the holder to participate in a company's general operating results. They include common stocks, convertible securities and warrants.

[Begin callout]
The fund invests primarily in large cap growth companies' equity securities. [End callout]

In choosing equity investments, the fund's manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. In addition, management expertise, industry leadership, growth in market share and sustainable competitive advantage are factors the manager also considers. Although the manager will search for investments across a large number of industries, it expects to have significant positions (but not in excess of 25% of its total assets in a given sector) in the technology (including computers, telecommunications and electronics), health care and financial services industries.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in large cap growth companies' equity securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

TECHNOLOGY COMPANIES The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

FINANCIAL SERVICES COMPANIES Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments such companies can make, and the interest rates and fees they can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of bull and bear] PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A  CLASS B  CLASS C
---------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        5.75%    4.00%   1.99%
  Load imposed on purchases         5.75%    None    1.00%
  Maximum deferred sales charge     None 1   4.00% 2 0.99% 3
(load)
Exchange fee4                       $5.00    $5.00   $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)5

                                    CLASS A  CLASS B CLASS C
---------------------------------------------------------------
Management fees 6                   0.50%    0.50%   0.50%
Distribution and service (12b-1)    0.35%    1.00%   1.00%
fees 6
Other expenses                      0.84%    0.84%   0.84%
                                    ---------------------------
Total annual fund operating         1.69%    2.34%   2.34%
expenses6
                                    ===========================

1. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 59).
5. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated for the current fiscal year.
6. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, management and administration fees are estimated to be 0.26% and total annual fund operating expenses are estimated to be 1.25% for Class A, 1.90% for Class B, and 1.90% for Class C for the current fiscal year. The manager and administrator may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $737 1    $1,077
CLASS B                        $637      $1,030
CLASS C                        $433        $823
If you do not sell your
shares:
CLASS B                        $237        $730
CLASS C                        $335        $823

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94403, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

THERESA SPATH CFA, PORTFOLIO MANAGER OF ADVISERS
Ms. Spath has been a manager of the fund since its inception. She joined the Franklin Templeton Group in 1994.

JASON R. NUNN, PORTFOLIO MANAGER OF ADVISERS
Mr. Nunn has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1997. Previously, he worked in corporate finance with Alex. Brown & Sons.

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1987.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million and not over $1 billion;
o 0.35% of the value of net assets over $1 billion and not over $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion and not over $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion and not over $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion and not over $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion and not over $19 billion;
o 0.23% of the value of net assets over $19 billion and not over $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.


FINANCIAL HIGHLIGHTS [Insert graphic of a dollar bill]

This table presents the fund's financial performance since its inception.

                                               OCTOBER 31, 1999
CLASS A                                          (UNAUDITED) 1,2
-----------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of period                  10.00
                                               ------------------
 Net investment loss                                   (.01)
 Net realized and unrealized gains                     1.24
                                               ------------------
Total from investment operations                       1.23
                                               ==================
Net asset value, end of period                        11.23
                                               ==================
Total return (%) 3                                     12.30

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 6,040
Ratios to average net assets: (%)
 Expenses                                              1.21 4
 Expenses excluding waiver and
  payments by affiliate                                1.71 4
 Net investment loss                                   (.31) 4
Portfolio turnover rate (%)                           52.60

                                               OCTOBER 31, 1999
CLASS B                                          (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                  10.00
                                               ------------------
 Net investment loss                                   (.04)
 Net realized and unrealized gains                     1.24
                                               ------------------
Total from investment operations                       1.20
                                               ==================
Net asset value, end of period                        11.20
                                               ==================
Total return (%) 3                                    12.00

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                976
Ratios to average net assets: (%)
 Expenses                                              1.85 4
 Expenses excluding waiver and
  payments by affiliate                                2.35 4
 Net investment loss                                   (.94) 4
Portfolio turnover rate (%)                           52.60

                                               OCTOBER 31, 1999
CLASS C                                          (UNAUDITED) 1,2
PER SHARE DATA ($)
Net asset value, beginning of period                  10.00
                                               ------------------
 Net investment loss                                   (.04)
 Net realized and unrealized gains                     1.23
                                               ------------------
Total from investment operations                       1.19
                                               ==================
Net asset value, end of period                        11.19
                                               ==================
Total return (%) 3                                    11.90

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 6,750
Ratios to average net assets: (%)
 Expenses                                              1.86 4
 Expenses excluding waiver and
  payments by affiliate                                2.36 4
 Net investment loss                                   (.97) 4
Portfolio turnover rate (%)                           52.60

1. Based on average shares outstanding.
2. For the period June 7, 1999 (effective date) to October 31, 1999.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.


FRANKLIN SMALL CAP GROWTH FUND I

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The fund generally expects that its portfolio median market cap will significantly exceed the Index's median market cap. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

In addition to its main investments, the fund may invest in equity securities of larger companies. When suitable opportunities are available, the fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock, are examples of equity securities.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings, or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, but from time to time may invest substantially in certain sectors.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund's manager uses an aggressive growth strategy, an investment in the fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.

TECHNOLOGY COMPANIES Technology and biotechnology industry stocks can be subject to abrupt or erratic price movements. They have historically been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Prices often change collectively without regard to the merits of individual companies.

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, small cap company securities have been more volatile in price than large company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates, because of their reliance on credit, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the fund, or only in very limited quantities. Thus, when the fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's reported performance than when the fund is larger.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of two broad-based securities market indices. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

  21.77%     9.22%    42.20%    27.07%    15.78%   -0.02%    97.08%*
    93        94        95        96        97       98        99

                                     YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 59.78%

WORST QUARTER:
Q3 '98 -23.56%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                            SINCE
                                                          INCEPTION
                                   1 YEAR      5 YEARS    (2/14/92)
----------------------------------------------------------------------
Franklin Small Cap Growth Fund       85.73%*    31.19%       24.83%
I - Class A 2
S&P 500 Index 3                      21.04%     28.56%       20.23%
Russell 2500 Index 4                 24.14%     19.43%       15.26%

                                                             SINCE
                                                           INCEPTION
                                             1 YEAR        (10/2/95)
----------------------------------------------------------------------
Franklin Small Cap Growth                        92.63%*     27.70%
 Fund I - Class C 2
S&P 500 Index 3                                  21.04%      26.39%
Russell 2500 Index 4                             24.14%      16.23%

*Recently many individual stocks and sectors such as technology have significantly exceeded historical norms; investors should generally not expect such outsized returns to continue.
1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2000, the fund's year-to-date return was 13.71% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.
4. Source: Standard & Poor's Micropal. The Russell 2500 Index is an unmanaged group of 2,500 stocks of smaller capitalization companies. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A    CLASS C
----------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%      1.99%
  Load imposed on purchases          5.75%      1.00%
  Maximum deferred sales charge      None 1     0.99% 2
(load)
Exchange fee                          None       None

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                    CLASS A    CLASS C
----------------------------------------------------------
Management fees                     0.46%    0.46%
Distribution and service (12b-1)    0.25%    1.00%
fees
Other expenses                      0.23%    0.23%
                                    ======================
Total annual fund operating         0.94%    1.69%
expenses
                                    ======================

1. Except for investments of $1 million or more (see page 46) and purchases by certain retirement plans without an initial sales charge.
2. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $665 1    $857     $1,065    $1,663
CLASS C                        $368      $627     $1,009    $2,078
If you do not sell your
shares:
CLASS C                        $270      $627     $1,009    $2,078

1. Assumes a contingent deferred sales charge (CDSC) will not apply.


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since 1992. He joined the Franklin Templeton Group in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the fund since 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended April 30, 1999, the fund paid 0.46% of its average daily net assets to the manager for its services.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.



                                      SIX MONTHS
                                         ENDED
                                      OCTOBER 31,
CLASS A                                  1999 1                    YEAR ENDED APRIL 30,
---------------------------------------------------------------------------------------------------------------
                                      (UNAUDITED)      1999        1998         1997        1996      1995
PER SHARE DATA ($)
Net asset value, beginning of year      24.65          25.93      18.96         19.75       14.90   12.75
                                      -------------- ----------- ------------ ----------- --------- ---------
 Net investment income                    .01            .06        .07           .03         .01     .03
 Net realized and unrealized
 gains (losses)                          6.44          (1.02)      7.92           .04        6.23    3.14
                                      -------------- ----------- ------------ ----------- --------- ---------
Total from investment operations         6.45           (.96)      7.99           .07        6.24    3.17
                                      -------------- ----------- ------------ ----------- --------- ---------
 Distributions from net investment
income                                   -              (.14)      (.09)         (.06)       (.01)   (.02)
 Distributions from net realized
gains                                    -              (.18)      (.93)         (.80)      (1.38)  (1.00)
                                      -------------- ----------- ------------ ----------- --------- ---------
Total distributions                      -              (.32)     (1.02)         (.86)      (1.39)  (1.02)
                                      ============== =========== ============ =========== ========= =========
Net asset value, end of year            31.10          24.65      25.93         18.96       19.75   14.90
                                      ============== =========== ============ =========== ========= =========
Total return (%) 3                      26.17          (3.44)     43.09           .14       44.06   27.05

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year ($ x 1,000)                   5,754,813     4,251,284    3,957,972    1,071,352   444,912   63,010
Ratios to
average net assets: (%)
 Expenses                                 .91 4         .94         .89           .92         .97     .69
 Expenses excluding waiver and
 payments by affiliate                    .91 4         .94         .89           .92        1.00    1.16
 Net investment income                    .06 4         .30         .32           .10         .09     .25
Portfolio turnover rate (%)             17.18         46.73       42.97         55.27       87.92   104.84

                                         Six Months
                                           Ended
                                         October 31,
Class C                                    1999                       Year ended April 30,
-------------------------------------------------------------------------------------------------
                                        (unaudited)      1999         1998         1997    1996 2

Per share data ($)
Net asset value,
beginning of year                          24.32         25.59        18.78        19.66   17.94
                                      ------------- ------------ ----------- ------------ ---------
 Net investment loss                        (.09)         (.09)        (.02)        (.05)   (.03)
 Net realized and unrealized
 gains (losses)                             6.34         (1.00)        7.76         (.03)   2.71
                                      ------------- ------------ ----------- ------------ ---------
Total from investment operations
                                            6.25         (1.09)        7.74         (.08)   2.68
                                      ------------- ------------ ----------- ------------ ---------
Distributions from net realized
gains                                       -             (.18)        (.93)        (.80)   (.96)
                                      ============= ============ =========== ============ =========
Net asset value, end of year               30.57         24.32        25.59        18.78   19.66
                                      ============= ============ =========== ============ =========
Total return (%) 3                         25.70         (4.08)       42.06         (.65)  15.98

Ratios/supplemental data
Net assets, end
of year ($ x 1,000)                      993,786       764,715      731,707      146,164  24,102
Ratios to
average net assets: (%)
 Expenses                                   1.66 4        1.69         1.64         1.69    1.76 4
 Net investment loss                        (.69) 4       (.44)        (.42)        (.70)   (.69) 4
Portfolio turnover rate (%)                17.18         46.73        42.97        55.27   87.92

1. Based on average shares outstanding.
2. For the period October 1, 1995 (effective date) to April 30, 1996 for
Class C.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

FRANKLIN SMALL CAP GROWTH FUND II

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL  The fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or
(ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. In selecting growth companies, the fund may invest substantially in technology sectors such as electronics, computer software and hardware, telecommunications, internet-related services, and health-care technology.

In addition to its main investments, the fund may invest in equity securities of larger companies. When suitable opportunities are available, the fund may also invest in initial public offerings of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock, are examples of equity securities.

[Begin callout]
The fund invests primarily in common stocks of small cap U.S. companies. [End callout]

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings, or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential. The manager diversifies the fund's assets across many industries, but from time to time may invest substantially in certain sectors.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS

The fund's main risks can affect the fund's share price, its distributions or income, and therefore, the fund's performance.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries, or securities markets.

GROWTH STYLE STOCK INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks. Because the fund's manager uses an aggressive growth strategy, an investment in the fund involves greater risk and more volatility than an investment in a growth fund investing entirely in proven growth stocks.

[Begin callout]
Because the stocks the fund holds fluctuate in price with market conditions, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short-term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates, because of their reliance on credit, and their growth prospects are less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may become quickly obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the fund, or only in very limited quantities. Thus, when the fund's size is smaller, any gains from IPOs will have an exaggerated impact on the fund's reported performance than when the fund is larger.

TECHNOLOGY COMPANIES Technology and biotechnology industry stocks can be subject to abrupt or erratic price movements. They have historically been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Prices often change collectively without regard to the merits of individual companies.

More detailed information about the fund, its policies and risks can be found in the SAI.

[Insert graphic of bull and bear] PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of a percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None 1       4.00% 2  0.99% 3
(load)
Exchange fee 4                       $5.00        $5.00    $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)5

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees 6                    0.55%        0.55%    0.55%
Distribution and service
(12b-1) fees                         0.35%        1.00%    1.00%
Other expenses                       0.60%        0.60%    0.60%
                                     -------------------------------
Total annual fund operating          1.50%        2.15%    2.15%
expenses 6                           -------------------------------

1. Except for investments of $1 million or more (see page 46)and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 59).
5. The management fees and distribution and service (12b-1) fees shown are based on the fund's maximum contractual amount. Other expenses are estimated.
6. The manager and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that total annual fund operating expenses do not exceed 1.40% for Class A, 2.05% for Class B and 2.05% for Class C for the current fiscal year. After April 30, 2001, the manager and administrator may end this arrangement at any time upon notice to the fund's Board of Trustees.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year; and
o     The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at
the end of the period:
CLASS A                        $719 1    $1,022
CLASS B                        $618      $  973
CLASS C                        $415      $  766
If you do not sell your
shares:
CLASS B                        $218      $  673
CLASS C                        $316      $  766

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404 is the fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The team responsible for the fund's management:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1987.

MICHAEL MCCARTHY, VICE PRESIDENT OF ADVISERS
Mr. McCarthy has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1992.

AIDAN O'CONNELL, PORTFOLIO MANAGER OF ADVISERS
Mr. O'Connell has been a manager of the fund since its inception. He joined the Franklin Templeton Group in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. The fee is equal to an annual rate of:

o     0.550% of the value of net assets up to and including $500 million;
o 0.450 of the value of net assets over $500 million up to and including $1 billion;
o 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290 of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280 of the value of net assets over $19 billion up to and including $21.5 billion;
o     0.270 of the value of net assets in excess of $21.5 billion.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee any fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for each fund's distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for a fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
 [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

The Aggressive Growth Fund, California Fund, Large Cap Fund and Small Cap Fund II each offer Class A, B and C shares. The Small Cap Fund I offers Class A and C shares. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                 CLASS B                CLASS C
----------------------------------------------------------------------
o Initial sales charge  o No initial sales     o Initial sales
  of 5.75% or less        charge                 charge of 1%

o Deferred sales        o Deferred sales       o Deferred sales
  charge of 1% on         charge of 4% on        charge of 1% on
  purchases of $1         shares you sell        shares you sell
  million or more sold    within the first       within 18 months
  within 12 months        year, declining to
                          1% within six years
                          and eliminated
                          after that

o Lower annual          o Higher annual        o Higher annual
  expenses than Class     expenses than Class    expenses than Class
  B or C due to lower     A (same as Class C)    A (same as Class B)
  distribution fees       due to higher          due to higher
                          distribution fees.     distribution fees.
                          Automatic              No conversion to
                          conversion to Class    Class A shares, so
                          A shares after         annual expenses do
                          eight years,           not decrease.
                          reducing future
                          annual expenses.



SALES CHARGES - CLASS A

                             THE SALES CHARGE
                              MAKES UP THIS %   WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING  OF YOUR NET INVESTMENT
                                   PRICE
----------------------------------------------------------------------
Under $50,000                      5.75                 6.10
$50,000 but under $100,000         4.50                 4.71
$100,000 but under $250,000        3.50                 3.63
$250,000 but under $500,000        2.50                 2.56
$500,000 but under $1              2.00                 2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 49), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 48).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Aggressive Growth Fund and Large Cap Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. For the California Fund, Small Cap Fund I and Small Cap Fund II, Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the funds to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS     THIS % IS DEDUCTED FROM
AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 48). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                          THE SALES
WHEN YOU INVEST THIS      CHARGE MAKES UP  WHICH EQUALS THIS % OF
AMOUNT                    THIS % OF THE    YOUR NET INVESTMENT
                          OFFERING PRICE
-------------------------------------------------------------------
Under $1 million                1.00               1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.75% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 54 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

    TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
----------------------------------------------------------------
Regular accounts                        $1,000       $50
----------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
----------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
----------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
----------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
----------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
----------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
----------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

Class A shares of the Small Cap Fund I are available only to the following investors:

o Current shareholders who owned Class A shares of Small Cap Fund I as of the close of business on April 30, 2000.
o     Retirement plans: Current and new investors in retirement plans.
o     Wrap programs: Current and new investors in wrap programs.







ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES          OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
[Insert graphic of     Contact your           Contact your
hands shaking]         investment             investment
                       representative         representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of     Make your check        Make your check
envelope]              payable to the fund.   payable to the fund.
                                              Include your account
BY MAIL                Mail the check and     number on the check.
                       your signed
                       application to         Fill out the deposit
                       Investor Services.     slip from your account
                                              statement. If you do
                                              not have a slip,
                                              include a note with
                                              your name, the fund
                                              name, and your account
                                              number.

                                              Mail the check and
                                              deposit slip or note
                                              to Investor Services.

----------------------------------------------------------------------
[Insert graphic of     Call to receive a      Call to receive a wire
three lightning bolts] wire control number    control number and
                       and wire instructions. wire instructions.
BY WIRE
                       Wire the funds and     To make a same day
1-800/632-2301         mail your signed       wire investment,
(or 1-650/312-2000     application to         please call us by 1:00
collect)               Investor Services.     p.m. Pacific time and
                       Please include the     make sure your wire
                       wire control number    arrives by 3:00 p.m.
                       or your new account
                       number on the
                       application.

                       To make a same day
                       wire investment,
                       please call us by
                       1:00 p.m. Pacific
                       time and make sure
                       your wire arrives by
                       3:00 p.m.

----------------------------------------------------------------------
[Insert graphic of     Call Shareholder       Call Shareholder
two arrows pointing    Services at the        Services at the number
in opposite            number below, or send  below or our automated
directions]            signed written         TeleFACTS system, or
                       instructions. The      send signed written
BY EXCHANGE            TeleFACTS system       instructions.
                       cannot be used to
TeleFACTS(R)           open a new account.    (Please see page 54
1-800/247-1753                                for information on
(around-the-clock      (Please see page 54    exchanges.)
access)                for information on
                       exchanges.)


----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in a fund automatically by transferring money from your paycheck to a fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

EXCHANGES INTO CLASS A SHARES OF SMALL CAP FUND I FROM OTHER FRANKLIN TEMPLETON FUNDS WILL BE ACCEPTED ONLY TO ADD TO AN EXISTING ACCOUNT AND NOT TO ESTABLISH A NEW ACCOUNT, OTHER THAN A RETIREMENT PLAN ACCOUNT OR INVESTORS IN WRAP PROGRAMS.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 59).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application. Please keep in mind that if a systematic withdrawal plan exhausts the Small Cap Fund I - Class A Shares in your account, your account will be closed and you will not be able to buy additional Small Cap Fund I Class A Shares or to reopen your account.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please also keep in mind that if you sell all the Class A Shares in your Small Cap Fund I account, your Small Cap Fund I account will be closed and you will not be able to buy additional Small Cap Fund I Class A Shares or to reopen your Small Cap Fund I account.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.
A notary public CANNOT provide a signature guarantee.
[End callout]

o     you are selling more than $100,000 worth of shares
o     you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.






SELLING SHARES
                                TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of hands        Contact your investment
shaking]                        representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

----------------------------------------------------------------------
[Insert graphic of envelope]    Send written instructions and
BY MAIL                         endorsed share certificates (if you
                                hold share certificates) to Investor
                                Services. Corporate, partnership or
                                trust accounts may need to send
                                additional documents.

                                Specify the fund, the account number
                                and the dollar value or number of
                                shares you wish to sell. If you own
                                both Class A and B shares, also
                                specify the class of shares,
                                otherwise we will sell your Class A
                                shares first. Be sure to include all
                                necessary signatures and any
                                additional documents, as well as
                                signature guarantees if required.

                                A check will be mailed to the
                                name(s) and address on the account,
                                or otherwise according to your
                                written instructions.

----------------------------------------------------------------------
[Insert graphic of phone]       As long as your transaction is for
                                $100,000 or less, you do not hold
BY PHONE                        share certificates and you have not
                                changed your address by phone within
1-800/632-2301                  the last 15 days, you can sell your
                                shares by phone.

                                A check will be mailed to the
                                name(s) and address on the account.
                                Written instructions, with a
                                signature guarantee, are required to
                                send the check to another address or
                                to make it payable to another person.

----------------------------------------------------------------------
[Insert graphic of three        You can call or write to have
lightning bolts]                redemption proceeds sent to a bank
                                account.  See the policies above for
BY ELECTRONIC FUNDS TRANSFER    selling shares by mail or phone.
(ACH)
                                Before requesting to have redemption
                                proceeds sent to a bank account,
                                please make sure we have your bank
                                account information on file.  If we
                                do not have this information, you
                                will need to send written
                                instructions with your bank's name
                                and address, a voided check or
                                savings account deposit slip, and a
                                signature guarantee if the ownership
                                of the bank and fund accounts is
                                different.

                                If we receive your request in proper
                                form by 1:00 p.m. Pacific time,
                                proceeds sent by ACH generally will
                                be available within two to three
                                business days.

----------------------------------------------------------------------
[Insert graphic of two arrows   Obtain a current prospectus for the
pointing in opposite            fund you are considering.
directions]
                                Call Shareholder Services at the
BY EXCHANGE                     number below or our automated
                                TeleFACTS system, or send signed
TeleFACTS(R)                      written instructions. See the
1-800/247-1753                  policies above for selling shares by
(around-the-clock               mail or phone.
access)
                                If you hold share certificates, you
                                will need to return them to the fund
                                before your exchange can be
                                processed.
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                           SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE Each fund calculates its net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).
You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. The California Fund and Small Cap Fund I do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserve certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the funds promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                    CLASS A       CLASS B   CLASS C
----------------------------------------------------------------------
COMMISSION (%)                     -                4.00       2.00
Investment under $50,000           5.00             -          -
$50,000 but under $100,000         3.75             -          -
$100,000 but under $250,000        2.80             -          -
$250,000 but under $500,000        2.00             -          -
$500,000 but under $1 million      1.60             -          -
$1 million or more                 up to 1.00 1     -          -
12B-1 FEE TO DEALER                0.25 2           0.25 3     1.00 4

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. The Aggressive Growth Fund and Large Cap Fund may each pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563    6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637    5:30 a.m. to 5:00 p.m.
impaired)







FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENTS OF ADDITIONAL INFORMATION (SAIS)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You also can obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6243               FSS1 P 05/00


SHAREHOLDER LETTER


Dear Shareholder:

This annual report for the Franklin Strategic Series covers the fiscal year ended April 30, 1999.

A YEAR TO REMEMBER.

Looking back, the 12 months under review turned out to be an eventful year for many investors. Despite economic and financial turmoil overseas, U.S. employment rose, our economy grew at a remarkable pace, and inflation remained practically non-existent. On April 30, 1998, the Dow Jones(R) Industrial Average (the Dow) closed at 9063.37.(1) It climbed throughout most of the summer, but due to investor concerns about economic crises in Asia and Russia, it fell to 8051.68 on August 28 and suffered an additional 512.61 point drop on August 31.

Concerned about the possible impact of global economic turmoil on the U.S. economy, the Federal Reserve Board cut short-term interest rates three times in the fall. This fueled an October rally, which set the Dow on the road to record highs. Led by blue chip, technology and internet-related stocks, on March 29, 1999, it broke through the 10000 level for the first time in its history. And that was just the beginning -- on April 30, 1999, the Dow closed at a record high of 10789.04. The S&P 500(R) Composite Index, which represents many more stocks, also performed well, closing at 1111.75 on April 30, 1998, and at 1335.18 on April 30, 1999.


(1.) Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc.



CONTENTS

Shareholder Letter ....................................................        1

Fund Reports

  Franklin Blue Chip Fund .............................................        4

  Franklin California
  Growth Fund .........................................................       10

  Franklin MidCap
  Growth Fund .........................................................       18

  Franklin Small Cap
  Growth Fund .........................................................       24

Financial Highlights &
Statement of Investments ..............................................       32

Financial Statements ..................................................       58

Notes to
Financial Statements ..................................................       63

Independent

Auditors' Report ......................................................       71

Tax Information .......................................................       72

                                  FUND CATEGORY

                                [PYRAMID GRAPHIC]

-PAGE-
THINGS ARE NOT ALWAYS WHAT THEY SEEM.

A cursory look at the figures noted above might cause one to conclude that the reporting period was a good year for all stocks. Nothing could be further from the truth. The Dow represents only 19.5% of the value of all publicly traded stocks,(2) and in 1998, the S&P 500 gained 28.72%, but only 100 stocks accounted for 85% of its return.(3) In fact, in that same year, about 42% of its stocks lost ground.

WHAT ABOUT NEXT YEAR?

As we look forward to the rest of 1999, it is important to realize that the prolonged bull market we have been experiencing for the past four years is extremely unusual, and that past performance is not predictive of future results. Revived economic activity in Europe, Asia and Latin America could increase demand for many goods and services. A tighter supply of these goods and services might result in increased inflation and cause investors to become more cautious. However, it is also important to remember that over the long term, stocks and bonds have historically delivered impressive results. For this reason, we encourage you to discuss your financial goals with your investment representative, stay focused on the long term, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

(2.) Source: Wilshire Associates, Inc.

(3.) Source: Morgan Stanley Dean Witter & Co.



2

-PAGE-
Whatever direction the market takes, you can rest assured that Franklin Templeton's portfolio managers are dedicated to providing our shareholders with careful selection and constant professional supervision. As always, we appreciate your support, welcome your comments and look forward to serving your investment needs.

Sincerely,



/s/ Rupert H. Johnson, Jr.
-----------------------------
    Rupert H. Johnson, Jr.
    President
    Franklin Strategic Series

                                                                               3

-PAGE-
FRANKLIN BLUE CHIP FUND




Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.


The fiscal year ended April 30, 1999, provided both good and bad news for investors. The good news was relatively low interest rates and benign inflation, while the bad news was widespread financial and political instability abroad. Large-cap growth stocks generally appreciated in value as investors showed a strong desire for stable earnings growth, while mid- and small-cap stocks did not perform nearly as well. Within this environment, Franklin Blue Chip Fund delivered a +16.18% one-year cumulative total return, as shown in the Performance Summary on page 8, while the fund's benchmarks, the Morgan Stanley Capital International(R) (MSCI) World Index and the Standard & Poor's (S&P(R)) 500(R) Index, provided a return of 16.37% and 21.82% respectively.(1)



(1.) Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks The performance of approximately 1,450 securities in 22 countries, and is designed to measure world stock market performance. The unmanaged S&P 500 Index includes 500 domestic securities.

Indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 33 of this report.



4

-PAGE-
In selecting investments for the fund, we search for companies which demonstrate market dominance, management excellence, and strong growth in revenues, earnings, or earnings before interest, taxes, depreciation and amortization. Our rigorous analysis helps us find high-quality companies, and our long-term orientation usually leads to low portfolio turnover.

During the reporting period, we substantially re-allocated the fund's portfolio to reflect the wealth of opportunities in the U.S. market, and our domestic holdings rose from 60.5% of total net assets on April 30, 1998 to 87.9% on April 30, 1999. This change was reflected in the performance of the fund, which delivered a return of +6.58% for the three months ended April 30, 1999, while the S&P 500 Index delivered a return of 4.67% for the same period.(2)

The fund's portfolio was well diversified by industry, with the greatest concentrations in high-growth industry groups such as electronic technology, health technology, finance, and consumer durables. Prices of health and electronic technology stocks generally rose, and our positions in Abbott Labs, Intel and Cisco Systems strengthened the fund's performance. We added Pfizer, Schering Plough and Bristol-Meyers Squibb (pharmaceuticals), as well as EMC (peripherals) and Automatic Data Processing to the portfolio because we believed they offer potential for sustainable long-term earnings growth.




(2.) Source: Standard & Poor's Micropal.



PORTFOLIO BREAKDOWN
FRANKLIN BLUE CHIP FUND
BASED ON TOTAL NET ASSETS
4/30/99

Finance                           14.0%

Consumer Non-Durables             12.0%

Health Technology                 11.4%

Electronic Technology             10.2%

Technology Services                7.7%

Telecommunications                 7.6%

Producer Manufacturing             5.7%

Energy Minerals                    5.0%

Process Industries                 4.6%

Retail                             4.5%

Other Industries                   8.8%

Cash & Equivalents                 8.5%


                                                                               5

-PAGE-
TOP 10 HOLDINGS
Franklin Blue Chip Fund
Based on Total Net Assets
4/30/99

COMPANY,                        % OF TOTAL
INDUSTRY, COUNTRY               NET ASSETS
------------------------------------------
Microsoft Corp.
Technology Services, U.S.       2.9%

General Electric Co.
Producer Manufacturing, U.S.    2.9%

Intel Corp.
Electronic Technology, U.S.     2.2%

Royal Dutch Petroleum Co.,
N.Y.shs.
Energy Minerals, Netherlands    2.1%

Wal-Mart Stores Inc.
Retail Trade, U.S.              2.0%

Coca-Cola Co.
Consumer Non-Durables, U.S.     1.8%

Countrywide Credit
Industries Inc.
Finance, U.S.                   1.7%

Avery Dennison Corp.
Producer Manufacturing, U.S.    1.7%

Marsh & McLennan Cos. Inc.
Finance, U.S.                   1.7%

American International
Group Inc.
Finance, U.S.                   1.7%


Our holdings in the financial industry group delivered mixed results, with strong performance from Charles Schwab Corp. and American International Group Inc. helping offset flat performance from Merrill Lynch & Co., Inc. During the reporting period, we added to our holdings in this sector by initiating positions in Chase Manhattan Corp. and insurers Marsh & McLennan Cos. Inc. and AFLAC Inc.

However, not all the news was good. The fund's performance was adversely affected by its underweighting in telecommunications stocks, which appreciated significantly during the year in review and were more heavily represented in the index.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may give you a better understanding of our investment and management philosophy.

Looking forward, we believe prospects remain bright for companies with high-quality assets, solid management, and sound competitive strategies, with the potential to generate strong

6

-PAGE-
growth well into the future. We thank you for your participation in Franklin Blue Chip Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Sally E. Haff
-----------------
Sally E. Haff
Portfolio Manager
Franklin Blue Chip Fund

 SALLY EDWARDS HAFF, CFA

  Sally Edwards Haff is a senior vice president of Franklin Advisers, Inc. She is the portfolio manager of Franklin Blue Chip Fund and Franklin Utilities Fund.

  Ms. Haff joined Franklin in 1986 as a management trainee. Prior to her current responsibilities, she managed Franklin Global Utilities Fund, Franklin Convertible Securities Fund and Franklin Valuemark Global Utilities. She was also an industry analyst specializing in re- search analysis of utility, networking equipment, tobacco, food, consumer goods and emerging growth industries.

  Ms. Haff is a Chartered Financial Analyst (CFA) and holds a bachelor of arts degree in economics from the University of California at Santa Barbara. She is a member of the Security Analysts of San Francisco, the International Society of Financial Analysts and the Association for Investment Management and Research (AIMR).

                                                                               7

-PAGE-
FRANKLIN BLUE CHIP FUND

Class A (formerly Class I): Subject to the current,maximum 5.75% initial sales charge. Prior to August 3, 1998,fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the fund's operating expenses. Past distributions are not indicative of future results. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  Class A                     Change           4/30/99   4/30/98
  --------------------------------------------------------------
  Net Asset Value            +$1.95             $14.41    $12.46

                              Distributions
                              ----------------------------------
  Dividend Income                     $0.0571


PERFORMANCE

                                                           INCEPTION
  CLASS A                                      1-YEAR      (6/3/96)
  -----------------------------------------------------------------
  Cumulative Total Return(1)                  +16.18%      +47.60%
  Average Annual Total Return(2)               +9.50%      +12.03%
  Value of $10,000 Investment(3)             $10,950      $13,912

                                              4/30/98     4/30/99

                                             --------     -------
  One-Year Total Return(4)                    +16.41%      +16.18%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

(4.) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

8

-PAGE-
                                                         FRANKLIN BLUE CHIP FUND
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees, and reinvested distributions.


  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  Class A
  ---------------------------------
  1-Year                     +9.50%

  Since Inception (6/3/96)   +12.03%

      TOTAL RETURN INDEX COMPARISON
        Franklin Blue Chip Fund
        $10,000 Investment (6/3/96 - 4/30/99)


[LINE GRAPH]

The following chart shows in graph format the cumulative total return of a $10,000 investment in the Fund - Class A, June 3, 1996 (inception) as of April 30, 1999.

      DATE          FRANKLIN BLUE        MSCI             S&P 500        MS WORLD          S&P 500
                      CHIP FUND          WORLD             INDEX           GT$
                                         INDEX

     6/3/96            $9,425           $10,000          $10,000
     6/30/96           $9,548           $10,052          $10,038          0.52%             0.38%
     7/31/96           $9,274            $9,698          $9,594           -3.52%           -4.42%
     8/31/96           $9,359            $9,812          $9,797           1.17%             2.11%
     9/30/96           $9,651           $10,197          $10,348          3.93%             5.63%
    10/31/96           $9,651           $10,271          $10,634          0.72%             2.76%
    11/30/96           $10,028          $10,848          $11,438          5.62%             7.56%
    12/31/96           $9,955           $10,676          $11,211          -1.58%           -1.98%
     1/31/97           $10,126          $10,807          $11,912          1.22%             6.25%
     2/28/97           $10,182          $10,933          $12,005          1.17%             0.78%
     3/31/97           $10,021          $10,719          $11,512          -1.96%           -4.11%
     4/30/97           $10,287          $11,072          $12,199          3.29%             5.97%
     5/31/97           $10,969          $11,757          $12,942          6.19%             6.09%
     6/30/97           $11,358          $12,345          $13,522          5.00%             4.48%
     7/31/97           $11,823          $12,915          $14,598          4.62%             7.96%
     8/31/97           $10,884          $12,054          $13,780          -6.67%           -5.60%
     9/30/97           $11,358          $12,711          $14,536          5.45%             5.48%
    10/31/97           $10,438          $12,043          $14,050          -5.25%           -3.34%
    11/30/97           $10,543          $12,259          $14,701          1.79%             4.63%
    12/31/97           $10,696          $12,410          $14,953          1.23%             1.72%
     1/31/98           $10,802          $12,757          $15,119          2.80%             1.11%
     2/28/98           $11,446          $13,622          $16,210          6.78%             7.21%
     3/31/98           $11,763          $14,200          $17,039          4.24%             5.12%
     4/30/98           $11,974          $14,340          $17,212          0.99%             1.01%
     5/31/98           $11,696          $14,162          $16,916          -1.24%           -1.72%
     6/30/98           $11,955          $14,501          $17,602          2.39%             4.06%
     7/31/98           $11,946          $14,479          $17,414          -0.15%           -1.07%
     8/31/98           $10,235          $12,550          $14,896         -13.32%          -14.46%
     9/30/98           $10,658          $12,775          $15,851          1.79%             6.41%
    10/31/98           $11,648          $13,932          $17,139          9.06%             8.13%
    11/30/98           $12,272          $14,763          $18,178          5.96%             6.06%
    12/31/98           $12,647          $15,486          $19,225          4.90%             5.76%
     1/31/99           $13,053          $15,827          $20,029          2.20%             4.18%
     2/28/99           $12,917          $15,408          $19,406          -2.65%           -3.11%
     3/31/99           $13,487          $16,052          $20,182          4.18%             4.00%
     4/30/99           $13,912          $16,687          $20,963          3.96%             3.87%

(*)Source: Standard & Poor's(R) Micropal. We are replacing the MSCI World
Index with the S&P 500 Index as the fund's benchmark. We believe its composition provides a more appropriate comparison to the fund's current portfolio because the fund now has a more domestic focus. The S&P 500 Index measures the performance of 500 domestic stocks. The MSCI World Index, which may be excluded from next year's report, includes approximately 1,450 companies representing the stock markets of 22 countries, including the U.S., Australia, and several countries in Europe and Asia. The indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

Past performance is not predictive of future results.

                                                                               9
-PAGE-
         FRANKLIN CALIFORNIA GROWTH FUND

         Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund may also invest in foreign securities.

         Dear Shareholder:

         This annual report of Franklin California Growth Fund covers the year ended April 30, 1999, a challenging period for the fund. During this time, a number of California companies suffered a loss of business due to financial woes in Asia and Latin America, but global economic conditions improved toward the end of the period, and the U.S. equity market reached record-breaking levels. However, gains were concentrated in large-capitalization (cap) equities, while smaller companies' stocks generally declined, and some commodity-related sectors remained weak.

         Within this environment, Franklin California Growth Fund Class A delivered a +6.39% one-year cumulative total return, as shown in the Performance Summary on page 15. For the same period, the fund's benchmarks, the Standard and Poor's(R) 500 (S&P 500(R)) Composite Index, the Franklin California Growth 250 (CA 250) Index(R)(1) and the Bloomberg California Index(2),

         (1). The Franklin CA 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

         (2). We are introducing the Bloomberg California Index as an additional benchmark for the fund because we believe its composition provides an appropriate comparison to the fund's current and past portfolio. It is a price-weighted index, and measures the performance of over 700 California-based companies.

         You will find a complete listing of the fund's portfolio holdings, including dollar value 10 and number of shares or principal amount, beginning on page 39 of this report.

10

-PAGE-
returned 21.82%,(3) 12.64%(4) and 4.90%,(5) respectively. While the fund's return was lower than we would have liked, its performance greatly improved during the latter part of the reporting period, and for the six months prior to the end of the reporting period, it delivered a +22.70% cumulative total return. The S&P 500, the Franklin CA 250 and the Bloomberg California Index returned 22.32%, 29.02% and 26.86%, respectively, for the same six months. It is also important to view your investment with a long-term perspective. As you can see in the Performance Summary, the fund delivered cumulative total returns of +56.43% and +197.84%, respectively, for the three- and five-year periods ended April 30, 1999.

On April 30, 1999, the fund held 91.7% of total net assets in equities, 0.8% in convertible bonds and 7.5% in cash & equivalents. The portfolio included some large-cap growth stocks, which advanced during the reporting period's momentum-driven market, but more than 58% of assets represented shares of companies with less than $10 billion in market capitalization, many of which fell during the period.

The portfolio had large technology weightings, and the value of many of our electronic technology shares appreciated significantly during the reporting period. For example, the fund's top two positions on April 30, 1999, Cisco Systems Inc. and Sun Microsystems Inc., rose in value 133% and 190%, respectively. Stocks of on-line brokerage service companies also performed well, as the price of the fund's fourth largest holding, Charles Schwab Corp., rose 370%, and our E(*)Trade Group Inc. shares appreciated an astounding 826%. Taking advantage of this increase, we sold some of our E(*)Trade Group shares for a substantial profit. Despite the fact that Internet-related stocks were highly volatile, they have

(3.) Source: Standard & Poor's Micropal.
(4.) Source: CDA/Wiesenberger.
(5.) Source: Bloomberg.

Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
4/30/99

Electronic Technology                 27.1%

Technology Services                   13.0%

Finance                               11.2%

Health Technology                      7.4%

Real Estate                            5.5%

Retail Trade                           4.7%

Consumer Services                      3.4%

Telecommunications                     3.1%

Other Sectors                         17.1%

Cash & Equivalents                     7.5%


                                                                              11

-PAGE-
  TOP 10 HOLDINGS
  Franklin California Growth Fund
  4/30/99

  COMPANY,                    % OF TOTAL
  INDUSTRY                    NET ASSETS
  --------------------------------------
  Cisco Systems Inc.
  Electronic Technology        3.6%

  Sun Microsystems Inc.
  Electronic Technology        2.9%

  Providian Financial Corp.
  Finance                      2.7%

  Charles Schwab Corp.
  Finance                      2.6%

  Uniphase Corp.
  Electronic Technology        1.9%

  Hewlett-Packard Co.
  Electronic Technology        1.9%

  Safeway Inc.
  Retail Trade                 1.9%

  Clorox Co.
  Consumer Non-Durables        1.8%

  Avery Dennison Corp.
  Producer Manufacturing       1.8%

  AirTouch Communications Inc.
  Telecommunications           1.7%

generally demonstrated phenomenal growth, and we initiated positions in some of them, including At Home Corp., eBay Inc., and Yahoo! Inc.

Health technology was another sector on which we focused. Our positions in some of the largest U.S. biotechnology companies, including Genentech Inc., Chiron Corp. and Amgen Inc., gained value during the reporting period, and we purchased shares of some smaller-cap companies such as Affymetrix Inc., a gene discovery and analysis firm, and Gilead Sciences Inc., a developer of new human therapeutics based on nucleotides (the building blocks of genes). At the end of the reporting period, California was home to approximately one-third of all U.S. biotechnology companies, and in our opinion, many of these companies have extraordinary growth potential.

Although the fund's exposure to energy minerals and real estate was relatively small, these sectors had a negative impact on its performance. The price of oil dropped substantially during the reporting period, hurting the value of our shares of Nuevo Energy Co. and Unocal Corp., and real estate investment trusts in general experienced their lowest absolute and relative valuation levels since Congress first made them an investment class in 1960.

Looking forward, we believe California companies are poised to benefit from both domestic and foreign growth. We have recently witnessed an apparent broadening of investment in U.S. markets, indicating a potential recovery for the small cap sector; many Asian and Latin American economies appear to be recovering from the period's turmoil; and over 100 interest rate reductions during the year by more than 40 central banks around the world bodes well for the global economy. California is already an economic powerhouse, representing almost 13% of U.S. gross domestic product, and generating over $1 trillion in goods and services during 1997 (more than all other western states combined).(6)

(6). Source: "California, An Economic Profile." California Trade and Commerce Agency, Office of Economic Research, October 1998.

12

-PAGE-
Among the nearly 1,400 publicly traded companies in Franklin Templeton's own "backyard," we find no shortage of attractive opportunities on the investment horizon. Using our focused management approach and our staff of more than 30 fundamental research analysts, we shall continue to search for companies offering exceptional long-term investment opportunities.

It is important to remember that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

This discussion reflects our views and opinions as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

Thank you for your participation in Franklin California Growth Fund. We welcome any comment or suggestions you may have, and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Conrad B. Herrmann
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

                                                                           13

-PAGE-
FRANKLIN CALIFORNIA
GROWTH FUND

  Class A (formerly Class I):

  Subject to the current,maximum 5.75% initial sales charge.Prior to August 3,1998,fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction,the fund's total returns would have been lower.

  Class B:

  Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

  Class C (formerly Class II):

  Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                             CHANGE           4/30/99   4/30/98
  ----------------------------------------------------------------------
  Net Asset Value                     +$0.85           $25.82     $24.97

                                      DISTRIBUTIONS
                                      --------------------------

  Dividend Income                     $0.1462
  Long-Term Capital Gain              $0.2388
  Short-Term Capital Gain             $0.2869
       TOTAL                          $0.6719

  CLASS B                             CHANGE           4/30/99    1/1/99
  -----------------------------------------------------------------------
  Net Asset Value                     +$1.44           $25.75     $24.31


  CLASS C                             CHANGE           4/30/99    4/30/98
  -----------------------------------------------------------------------
  Net Asset Value                     +$0.82            $25.63    $24.81

                                      DISTRIBUTIONS
                                      --------------------------
  Long-Term Capital Gain              $0.2388
  Short-Term Capital Gain             $0.2869

       TOTAL                          $0.5257

Franklin California Growth Fund paid distributions derived from long-term capital gains of 23.88 cents ($0.2388) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

                 Past performance is not predictive of future results.
14
-PAGE-
PERFORMANCE

                                                                    INCEPTION
  CLASS A                            1-YEAR    3-YEAR    5-YEAR    (10/30/91)
  ---------------------------------------------------------------------------
  Cumulative Total Return(1)          +6.39%   +56.43%    +197.84%    +290.23%
  Average Annual Total Return(2)      +0.29%   +13.82%     +22.92%     +18.96%
  Value of $10,000 Investment(3)    $10,029   $14,747     $28,061     $36,775


                            4/30/95   4/30/96  4/30/97   4/30/98   4/30/99
---------------------------------------------------------------------------
  One-Year Total Return(4)  +29.09%   +47.42%   +8.94%   +34.98%   +6.39%

                                                                    INCEPTION
  CLASS B                                                           (1/1/99)
  ---------------------------------------------------------------------------
  Cumulative Total Return(1)                                          +5.88%
  Aggregate Total Return(2)                                           +1.88%
  Value of $10,000 Investment(3)                                    $10,188

                                                                    INCEPTION
  CLASS C                                                1-YEAR     (9/3/96)
  ----------------------------------------------------------------------------
  Cumulative Total Return(1)                             +5.67%      +54.64%
  Average Annual Total Return(2)                         +3.63%      +17.41%
  Value of $10,000 Investment(3)                       $10,363      $15,312

                                                         4/30/98   4/30/99
  ------------------------------------------------------------------------
  One-Year Total Return(4)                               +34.02%   +5.67%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

     Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                              15

-PAGE-
FRANKLIN CALIFORNIA
GROWTH FUND

  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS A
  ----------------------------------
  1-Year                       +0.29%

  3-Year                      +13.82%

  5-Year                      +22.92%

  Since Inception -10/30/91)  +18.96%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indices differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge-s), fund expenses, account fees, and reinvested distributions.

TOTAL RETURN INDEX COMPARISON
Franklin California Growth Fund - Class A
$10,000 Investment -10/30/91 - 4/30/99)

The following line graph compares the performance of Franklin California Growth Fund, Class A with the Franklin CA 250 Growth Index* and the S&P 500-R) Composite Index** since the inception of the fund.

*  Source: CDA/Wiesenberger
** Source: Standard and Poor's Micropal.

            FRANKLIN
           CALIFORNIA
          GROWTH FUND -    S&P 500 STOCK   FRANKLIN CA 250
 DATE       CLASS A            INDEX        GROWTH INDEX     S&P 500%   Cal 250%
--------------------------------------------------------------------------------
10/30/91    $ 9,424          $10,000          $10,000
10/31/91    $ 9,509          $10,004          $10,015         0.04%      0.15%
11/30/91    $ 8,744          $ 9,601          $ 9,199        -4.03%     -8.15%
12/31/91    $ 9,714          $10,699          $10,301        11.44%     11.98%
 1/31/92    $10,409          $10,500          $11,101        -1.86%      7.77%
 2/28/92    $10,542          $10,636          $11,271         1.29%      1.53%
 3/31/92    $ 9,829          $10,428          $10,527        -1.95%     -6.60%
 4/30/92    $ 9,319          $10,735          $10,093         2.94%     -4.12%
 5/31/92    $ 9,419          $10,787          $10,155         0.49%      0.61%
 6/30/92    $ 8,835          $10,627          $ 9,578        -1.49%     -5.68%
 7/31/92    $ 9,093          $11,061          $ 9,898         4.09%      3.34%
 8/31/92    $ 8,691          $10,835          $ 9,465        -2.05%     -4.38%
 9/30/92    $ 8,797          $10,961          $ 9,554         1.17%      0.94%
10/31/92    $ 9,218          $10,999          $10,083         0.34%      5.54%
11/30/92    $10,041          $11,373          $11,016         3.40%      9.26%
12/31/92    $10,249          $11,512          $11,302         1.23%      2.59%
 1/31/93    $10,576          $11,609          $11,719         0.84%      3.69%
 2/28/93    $10,143          $11,767          $11,237         1.36%     -4.11%
 3/31/93    $10,258          $12,015          $11,348         2.11%      0.99%
 4/30/93    $ 9,835          $11,725          $10,922        -2.42%     -3.76%
 5/31/93    $10,547          $12,038          $11,744         2.67%      7.53%
 6/30/93    $10,524          $12,072          $11,710         0.29%     -0.29%
 7/31/93    $10,282          $12,024          $11,742        -0.40%      0.27%
 8/31/93    $10,970          $12,480          $12,318         3.79%      4.91%
 9/30/93    $11,425          $12,384          $12,605        -0.77%      2.33%
10/31/93    $11,580          $12,640          $12,788         2.07%      1.45%
11/30/93    $11,551          $12,520          $12,628        -0.95%     -1.25%
12/31/93    $12,050          $12,672          $13,010         1.21%      3.02%
 1/31/94    $12,583          $13,102          $13,452         3.40%      3.40%
 2/28/94    $12,747          $12,747          $13,340        -2.71%     -0.83%
 3/31/94    $12,460          $12,192          $12,574        -4.36%     -5.74%
 4/30/94    $12,347          $12,348          $12,523         1.28%     -0.41%
 5/31/94    $12,419          $12,550          $12,475         1.64%     -0.38%
 6/30/94    $12,057          $12,243          $11,921        -2.45%     -4.44%
 7/31/94    $12,490          $12,644          $12,316         3.28%      3.31%
 8/31/94    $13,314          $13,163          $13,477         4.10%      9.43%
 9/30/94    $13,412          $12,841          $13,421        -2.44%     -0.42%
10/31/94    $13,867          $13,130          $13,688         2.25%      1.99%
11/30/94    $13,911          $12,652          $13,287        -3.64%     -2.93%
12/31/94    $14,042          $12,840          $13,473         1.48%      1.40%
 1/31/95    $14,030          $13,172          $13,800         2.59%      2.43%
 2/28/95    $15,007          $13,686          $14,497         3.90%      5.05%
 3/31/95    $15,575          $14,090          $15,109         2.95%      4.22%
 4/30/95    $15,939          $14,504          $15,598         2.94%      3.24%
 5/31/95    $16,575          $15,084          $16,062         4.00%      2.97%
 6/30/95    $17,690          $15,434          $17,226         2.32%      7.25%
 7/31/95    $19,197          $15,946          $18,671         3.32%      8.39%
 8/31/95    $19,632          $15,986          $19,064         0.25%      2.10%
 9/30/95    $20,115          $16,661          $19,452         4.22%      2.04%
10/31/95    $20,150          $16,601          $19,019        -0.36%     -2.23%
11/30/95    $20,786          $17,330          $19,778         4.39%      3.99%
12/31/95    $20,730          $17,664          $19,538         1.93%     -1.21%
 1/31/96    $20,974          $18,265          $19,712         3.40%      0.89%
 2/29/96    $21,682          $18,435          $20,434         0.93%      3.66%
 3/31/96    $21,862          $18,612          $20,135         0.96%     -1.46%
 4/30/96    $23,509          $18,885          $22,161         1.47%     10.06%
 5/31/96    $24,037          $19,372          $22,848         2.58%      3.10%
 6/30/96    $23,315          $19,446          $21,296         0.38%     -6.79%
 7/31/96    $21,933          $18,587          $19,563        -4.42%     -8.14%
 8/31/96    $23,302          $18,979          $21,128         2.11%      8.00%
 9/30/96    $24,799          $20,047          $22,763         5.63%      7.74%
10/31/96    $25,109          $20,600          $22,745         2.76%     -0.08%
11/30/96    $26,929          $22,158          $24,278         7.56%      6.74%
12/31/96    $27,039          $21,719          $24,569        -1.98%      1.20%
 1/31/97    $27,475          $23,077          $25,891         6.25%      5.38%
 2/28/97    $26,708          $23,257          $24,780         0.78%     -4.29%
 3/31/97    $25,160          $22,301          $23,494        -4.11%     -5.19%
 4/30/97    $25,597          $23,632          $23,574         5.97%      0.34%
 5/31/97    $28,058          $25,071          $26,215         6.09%     11.20%
 6/30/97    $28,115          $26,195          $27,145         4.48%      3.55%
 7/31/97    $30,558          $28,280          $29,974         7.96%     10.42%
 8/31/97    $30,372          $26,696          $30,666        -5.60%      2.31%
 9/30/97    $32,522          $28,159          $32,604         5.48%      6.32%
10/31/97    $31,461          $27,218          $30,475        -3.34%     -6.53%
11/30/97    $31,792          $28,479          $30,177         4.63%     -0.98%
12/31/97    $31,285          $28,968          $28,813         1.72%     -4.52%
 1/31/98    $30,829          $29,290          $30,769         1.11%      6.79%
 2/28/98    $33,264          $31,402          $33,467         7.21%      8.77%
 3/31/98    $33,956          $33,010          $34,036         5.12%      1.70%
 4/30/98    $34,565          $33,343          $35,071         1.01%      3.04%
 5/31/98    $32,738          $32,769          $32,707        -1.72%     -6.74%
 6/30/98    $33,507          $34,100          $33,535         4.06%      2.53%
 7/31/98    $31,913          $33,735          $32,136        -1.07%     -4.17%
 8/31/98    $26,631          $28,857          $25,648       -14.46%    -20.19%
 9/30/98    $28,392          $30,707          $28,359         6.41%     10.57%
10/30/98    $29,972          $33,203          $30,616         8.13%      7.96%
11/30/98    $32,162          $35,215          $33,467         6.06%      9.31%
12/31/98    $34,638          $37,244          $36,884         5.76%     10.21%
 1/31/99    $36,861          $38,800          $39,742         4.18%      7.75%
 2/28/99    $33,954          $37,594          $36,483        -3.11%     -8.20%
 3/31/99    $35,963          $39,097          $37,851         4.00%      3.75%
 4/30/99    $36,775          $40,611          $39,498         3.87%      4.35%



       TOTAL RETURN INDEX COMPARISON
       Franklin California Growth Fund - Class A
       $10,000 Investment -1/1/95 - 4/30/99)-***)


     The following line graph compares the performance of Franklin California Growth Fund, Class A with the Franklin CA 250 Growth Index*, the S&P 500-R) Composite Index,** and the Bloomberg California Index**** since the beginning of the Bloomberg California Index on 12/30/94.

   *Source: CDA/Wiesenberger
  **Source: Standard and Poor's Micropal.
****Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg
    California Index from October 1995 onward. Prior to that the index represents simple price appreciation excluding dividends.

            FRANKLIN
           CALIFORNIA
          GROWTH FUND -    S&P 500 STOCK   FRANKLIN CA 250   BLOOMBERG CA  S&P 500%
 DATE       CLASS A            INDEX        GROWTH INDEX     INDEX
--------------------------------------------------------------------------------
  1/1/95  $ 9,428          $10,000          $10,000         $10,000
 1/31/95  $ 9,420          $10,259          $10,243         $10,016        2.59%
 2/28/95  $10,076          $10,659          $10,760         $10,524        3.90%
 3/31/95  $10,458          $10,974          $11,214         $10,861        2.95%
 4/30/95  $10,702          $11,296          $11,577         $11,069        2.94%
 5/31/95  $11,129          $11,748          $11,921         $11,337        4.00%
 6/30/95  $11,878          $12,021          $12,786         $12,157        2.32%
 7/31/95  $12,889          $12,420          $13,858         $13,188        3.32%
 8/31/95  $13,182          $12,451          $14,149         $13,446        0.25%
 9/30/95  $13,506          $12,976          $14,437         $13,876        4.22%
10/31/95  $13,529          $12,929          $14,115         $13,582       -0.36%
11/30/95  $13,956          $13,497          $14,679         $14,066        4.39%
12/31/95  $13,919          $13,757          $14,501         $13,883        1.93%
 1/31/96  $14,083          $14,225          $14,630         $13,960        3.40%
 2/29/96  $14,558          $14,358          $15,166         $14,576        0.93%
 3/31/96  $14,679          $14,495          $14,944         $14,477        0.96%
 4/30/96  $15,785          $14,708          $16,448         $15,522        1.47%
 5/31/96  $16,139          $15,088          $16,957         $16,179        2.58%
 6/30/96  $15,654          $15,145          $15,806         $15,025        0.38%
 7/31/96  $14,727          $14,476          $14,520         $13,560       -4.42%
 8/31/96  $15,646          $14,781          $15,681         $14,409        2.11%
 9/30/96  $16,651          $15,613          $16,896         $15,359        5.63%
10/31/96  $16,859          $16,044          $16,882         $15,155        2.76%
11/30/96  $18,081          $17,257          $18,021         $15,867        7.56%
12/31/96  $18,155          $16,916          $18,238         $15,989       -1.98%
 1/31/97  $18,448          $17,973          $19,219         $16,721        6.25%
 2/28/97  $17,933          $18,113          $18,393         $16,146        0.78%
 3/31/97  $16,894          $17,369          $17,438         $15,226       -4.11%
 4/30/97  $17,187          $18,406          $17,497         $15,000        5.97%
 5/31/97  $18,839          $19,526          $19,457         $16,847        6.09%
 6/30/97  $18,878          $20,401          $20,148         $17,645        4.48%
 7/31/97  $20,518          $22,025          $22,248         $19,047        7.96%
 8/31/97  $20,393          $20,792          $22,761         $19,405       -5.60%
 9/30/97  $21,908          $21,931          $24,201         $20,969        5.48%
10/31/97  $21,124          $21,199          $22,621         $19,748       -3.34%
11/30/97  $21,346          $22,180          $22,400         $19,466        4.63%
12/31/97  $21,006          $22,562          $21,388         $19,075        1.72%
 1/31/98  $20,699          $22,812          $22,840         $18,905        1.11%
 2/28/98  $22,335          $24,457          $24,843         $20,438        7.21%
 3/31/98  $22,799          $25,709          $25,264         $20,963        5.12%
 4/30/98  $23,208          $25,969          $26,033         $21,666        1.01%
 5/31/98  $21,982          $25,522          $24,279         $20,567       -1.72%
 6/30/98  $22,498          $26,558          $24,893         $20,765        4.06%
 7/31/98  $21,427          $26,274          $23,856         $19,442       -1.07%
 8/31/98  $17,881          $22,475          $19,039         $15,602      -14.46%
 9/30/98  $19,063          $23,915          $21,052         $17,025        6.41%
10/30/98  $20,124          $25,860          $22,729         $17,912        8.13%
11/30/98  $21,595          $27,427          $24,845         $19,694        6.06%
12/31/98  $23,257          $29,007          $27,381         $21,150        5.76%
 1/31/99  $24,749          $30,219          $29,504         $22,304        4.18%
 2/28/99  $22,798          $29,279          $27,085         $20,830       -3.11%
 3/31/99  $24,147          $30,451          $28,101         $21,436        4.00%
 4/30/99  $24,692          $31,629          $29,324         $22,725        3.87%





         Past performance is not predictive of future results.


16
-PAGE-
       TOTAL RETURN INDEX COMPARISON
       Franklin California Growth Fund - Class C
       $10,000 Investment (9/3/96 - 4/30/99)

The following line graph compares the performance of Franklin California Growth Fund, Class C with the Franklin CA 250 Growth Index*, the S&P 500(R) Composite Index,** and the Bloomberg California Index.****
*Source: CDA/Wiesenberger
**Source: Standard and Poor's Micropal.
****Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg California Index from October 1995 onward. Prior to that the index represents simple price appreciation excluding dividends.

  Date       Franklin California   S&P 500 Stock   Franklin CA    Bloomberg CA   S&P 500%
                 Growth Fund -        Index         250 Growth       Index
                   Class C                            Index
------------------------------------------------------------------------------------------
  9/3/96          $9,901              $10,000       $10,000        $10,000
 9/30/96         $10,520              $10,563       $10,774        $10,659           5.63%
10/31/96         $10,641              $10,855       $10,766        $10,517           2.76%
11/30/96         $11,407              $11,675       $11,492        $11,012           7.56%
12/31/96         $11,446              $11,444       $11,631        $11,096          -1.98%
 1/31/97         $11,619              $12,159       $12,256        $11,605           6.25%
 2/28/97         $11,289              $12,254       $11,729        $11,205           0.78%
 3/31/97         $10,627              $11,750       $11,120        $10,567          -4.11%
 4/30/97         $10,806              $12,452       $11,158        $10,410           5.97%
 5/31/97         $11,833              $13,210       $12,408        $11,692           6.09%
 6/30/97         $11,854              $13,802       $12,849        $12,246           4.48%
 7/31/97         $12,876              $14,901       $14,188        $13,218           7.96%
 8/31/97         $12,787              $14,066       $14,515        $13,467          -5.60%
 9/30/97         $13,730              $14,837       $15,433        $14,552           5.48%
10/31/97         $13,230              $14,342       $14,426        $13,705          -3.34%
11/30/97         $13,359              $15,006       $14,285        $13,509           4.63%
12/31/97         $13,140              $15,264       $13,639        $13,238           1.72%
 1/31/98         $12,947              $15,433       $14,565        $13,120           1.11%
 2/28/98         $13,963              $16,546       $15,843        $14,184           7.21%
 3/31/98         $14,237              $17,393       $16,111        $14,548           5.12%
 4/30/98         $14,488              $17,569       $16,602        $15,036           1.01%
 5/31/98         $13,718              $17,266       $15,483        $14,274          -1.72%
 6/30/98         $14,027              $17,967       $15,875        $14,411           4.06%
 7/31/98         $13,350              $17,775       $15,213        $13,493          -1.07%
 8/31/98         $11,138              $15,205       $12,141        $10,828         -14.46%
 9/30/98         $11,867              $16,180       $13,425        $11,815           6.41%
10/30/98         $12,521              $17,495       $14,494        $12,431           8.13%
11/30/98         $13,420              $18,555       $15,844        $13,668           6.06%
12/31/98         $14,450              $19,624       $17,461        $14,678           5.76%
 1/31/99         $15,370              $20,444       $18,815        $15,479           4.18%
 2/28/99         $14,152              $19,808       $17,273        $14,456          -3.11%
 3/31/99         $14,976              $20,601       $17,920        $14,877           4.00%
 4/30/99         $15,312              $21,398       $18,700        $15,771           3.87%

(*) Source: CDA/Wiesenberger.

(**) Source: Standard and Poor's Micropal.
(***) The Bloomberg California Index was not established until December 30, 1994, and therefore, the fund's Class A returns have been shown for the period since then, in addition to the period since the fund's inception. (****)Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg California Index from October 1995 onward. Prior to that the index represents simple price appreciation excluding dividends.


AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
--------------------------------
1-Year                      +3.63%

Since Inception (9/3/96)   +17.41%


Past performance is not predictive of future results.
                                                                              17

-PAGE-
         FRANKLIN MIDCAP GROWTH FUND

         Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies - those with a market capitalization between $200 million and $5 billion.

         During the 12-month period ended April 30, 1999, the U.S. equity market experienced significant volatility. During the summer, concerns about Russia's economic meltdown, a potential slowdown of the U.S. economy, and the possibility of currency crises in Latin America contributed to market declines. The Federal Reserve's three interest rate reductions in the fall sparked a market rally, as investors gained confidence in the U.S. economy's ability to avoid a recession, but small and midcap stocks underperformed relative to larger, more liquid stocks.

         Within this environment, Franklin MidCap Growth Fund Class A delivered a 12-month cumulative total return of -6.36%, as shown in the performance summary on page 22. The fund's benchmark S&P MidCap
         400(R) Index provided a one-year 6.43% cumulative total return, significantly underperforming the S&P 500(R), as investors' desire for liquidity continued to

         You will find a complete listing of the fund's portfolio holdings, including dollar value 18 and number of shares or principal amount, beginning on page 45 of this report.

18

-PAGE-
draw them to the large-cap sector.(1) However, the latter part of the reporting period saw the fund's performance improve substantially, and it delivered a +19.04% cumulative total return for the six months ended April 30, 1999.(2)

The fund underperformed its benchmark largely because investors bid up the price of many technology and Internet-related stocks to unprecedented levels. As an example, America Online, which was not owned by the fund as it is significantly larger than the fund's upper-end market cap range, saw its stock price increase nearly seven-fold in 1998, and on December 31, 1998, it represented approximately 7.6% of the S&P MidCap 400 Index. This stock alone accounted for over one-third of the S&P MidCap 400 Index's 1998 total return.(3)

The fund was also hindered by its exposure to several out-of-favor industry segments. These included energy stocks, whose value fell after oil prices dropped in mid-1998; healthcare stocks, which were negatively affected by concerns over managed care pricing; and technology service stocks, which experienced declines largely due to concerns of less widespread spending on information technology as companies were focused on Y2K issues.

During the second half of the reporting period, we substantially rebalanced the portfolio to reflect more closely the sector weightings of our benchmark. One of the most affected sectors

PORTFOLIO BREAKDOWN
Franklin MidCap Growth Fund
Based on Total Net Assets
4/30/99

Finance                  16.3%

Consumer Services        11.1%

Electronic Technology     9.7%

Retail Trade              6.2%

Consumer Non-Durables     4.9%

Technology Services       4.7%

Utilities                 4.7%

Process Industries        4.4%

Industrial Services       3.7%

Real Estate               3.3%

Other                    22.7%

Cash & Equivalents        8.3%

(1). The S&P MidCap 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P 500 is a market value weighted index consisting of 500 domestic stocks, mainly those of large capitalization companies. For the period ended April 30, 1999, the S&P 500 provided a cumulative total return of 21.82%. Indices include reinvested dividends. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.
(2). For the same period, the S&P MidCap 400 Index earned a 19.71% six-month cumulative total return.
(3). Source: Standard & Poor's Micropal.

                                                                              19

-PAGE-
TOP 10 HOLDINGS
Franklin MidCap Growth Fund
4/30/99

Company,                       % of Total
Industry                        Net Assets
------------------------------------------
Expeditors International
of Washington Inc.
Transportation                     2.9%

Estee Lauder Cos.,A
Consumer Non-Durables              2.4%

Altera Corp.
Electronic Technology              2.3%

Tiffany & Co.
Retail Trade                       2.2%

Countrywide Credit
Industries Inc.
Finance                            2.1%

Ecolab Inc.
Consumer Services                  2.0%

Chancellor Media Corp.
Consumer Services                  1.9%

Providian Financial Corp.
Finance                            1.9%

Tellabs Inc.
Electronic Technology              1.9%

Gentex Corp.
Producer Manufacturing             1.8%

was finance, rising from 9.1% of total net assets at the beginning of the period to 16.3% on April 30, 1999. We also began the process of concentrating the portfolio into fewer, more selective names, and positive results began to show, with the fund's performance improving significantly in early 1999. Gains in the technology and telecommunications segments contributed to the improved performance, while strong performers in other sectors included Providian Financial Corp., a specialty finance company; Tiffany & Co., a jewelry retailer; and Expeditors International of Washington Inc., a freight forwarding and logistics company.

Looking forward, we are optimistic about long-term prospects for the fund and the midcap group as a whole. We intend to focus on leaders with earnings visibility within growing segments, and believe our rebalancing of the fund to more closely align with the benchmark will prove successful.

Of course, there are special risks associated with investing in a fund seeking long-term capital growth from small-to-medium size companies, which have less certain growth prospects than large-cap companies, as well as greater sensitivity to changing economic conditions. These and other risks are further discussed in the fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help give you a better understanding of our investment and management philosophy.

20

-PAGE-
We thank you for your participation in Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Catherine Roberts Bowman
----------------------------
Catherine Bowman
Portfolio Manager

Franklin MidCap Growth Fund

  CATHERINE BOWMAN

  Catherine Bowman is a vice president and portfolio manager for Franklin Advisers, Inc. She manages Franklin MidCap Growth Fund and specializes in research analysis of the consumer products, consumer service and education industries.

  Ms. Bowman joined Franklin in 1990 as a securities analyst. Prior to that, Ms. Bowman was a financial analyst at Prudential Bache
  Capital Funding.

  Ms. Bowman received a bachelor of arts degree from Princeton
  University and an MBA from the J.L. Kellogg Graduate School of
  Management at Northwestern University.

                                                                              21

-PAGE-
FRANKLIN MIDCAP
GROWTH FUND

CLASS A (formerly Class I): Subject to the current,maximum 5.75% initial sales charge. Prior to August 3,1998,fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective June 1, 1996, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5). On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees).

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                     CHANGE              4/30/99   4/30/98
  -----------------------------------------------------------------
  NET ASSET VALUE             -$1.29              $16.15    $17.44

                              DISTRIBUTIONS
                              -------------------------------------
  LONG-TERM CAPITAL GAIN      $0.1472
  SHORT-TERM CAPITAL GAIN     $0.0097

       TOTAL                  $0.1569

Franklin MidCap Growth Fund paid distributions derived from long-term capital gains of 14.72 cents ($0.1472) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

                                                                   INCEPTION
  CLASS A                           1-YEAR    3-YEAR    5-YEAR    (8/17/93)(5)
  ---------------------------------------------------------------------------
  Cumulative Total Return(1)        -6.36%    +34.93%   +101.08%    +104.35%

  Average Annual Total Return(2)   -11.72%     +8.34%    +13.65%     +12.18%

  Value of $10,000 Investment(3)   $8,828    $12,716    $18,957     $19,260


                            4/30/95    4/30/96    4/30/97   4/30/98   4/30/99
-----------------------------------------------------------------------------
 One-Year Total Return(4)   +10.06%    +35.40%     +6.47%   +35.33%   -6.36%





                      Past performance is not predictive of future results.

22
-PAGE-
TOTAL RETURN INDEX COMPARISON FOR
HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees, and reinvested distributions.


FRANKLIN MIDCAP
GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
4/30/99

Class A
---------------------------------
1-Year                     -11.72%

5-Year                     +13.65%

Since Inception (8/17/93)  +12.18%

      TOTAL RETURN INDEX COMPARISON
      Franklin MidCap Growth Fund - Class A
      $10,000 Investment (8/17/93 - 4/30/99)


[LINE GRAPH]


The following chart shows in graph format the cumulative total return of a $10,000 investment in the Fund - Class A, August 17, 1993 (inception) as of April 30, 1999.

       DATE           FRANKLIN MIDCAP           S&P MIDCAP       S&P MidCap
                   GROWTH FUND- CLASS A         400 INDEX             %
-----------------------------------------------------------------------------
     8/17/93                $9,425                $10,000
     8/31/93                $9,425                $10,187            1.87%
     9/30/93                $9,783                $10,295            1.06%
     10/31/93               $9,698                $10,329            0.33%
     11/30/93               $9,416                $10,101           -2.21%
     12/31/93               $9,883                $10,569            4.64%
     1/31/94                $10,102               $10,816            2.33%
     2/28/94                $9,893                $10,662           -1.42%
     3/31/94                $9,454                $10,168           -4.63%
     4/30/94                $9,578                $10,244            0.74%
     5/31/94                $9,445                $10,146           -0.95%
     6/30/94                $9,110                $9,797            -3.44%
     7/31/94                $9,381                $10,129            3.39%
     8/31/94                $9,943                $10,660            5.24%
     9/30/94                $9,691                $10,461           -1.87%
     10/31/94               $9,846                $10,575            1.09%
     11/30/94               $9,459                $10,098           -4.51%
     12/31/94               $9,596                $10,191            0.92%
     1/31/95                $9,655                $10,298            1.05%
     2/28/95                $10,123               $10,837            5.24%
     3/31/95                $10,327               $11,026            1.74%
     4/30/95                $10,542               $11,248            2.01%
     5/31/95                $10,815               $11,519            2.41%
     6/30/95                $11,393               $11,988            4.07%
     7/31/95                $12,072               $12,613            5.22%
     8/31/95                $12,338               $12,847            1.85%
     9/30/95                $12,623               $13,158            2.42%
     10/31/95               $12,486               $12,819           -2.57%
     11/30/95               $12,879               $13,380            4.37%
     12/31/95               $12,770               $13,346           -0.25%
     1/31/96                $12,981               $13,540            1.45%
     2/29/96                $13,192               $14,000            3.40%
     3/31/96                $13,302               $14,168            1.20%
     4/30/96                $14,274               $14,600            3.05%
     5/31/96                $14,565               $14,797            1.35%
     6/30/96                $14,113               $14,575           -1.50%
     7/31/96                $13,087               $13,590           -6.76%
     8/31/96                $14,113               $14,374            5.77%
     9/30/96                $15,058               $15,001            4.36%
     10/31/96               $14,857               $15,044            0.29%
     11/30/96               $16,034               $15,891            5.63%
     12/31/96               $15,767               $15,909            0.11%
     1/31/97                $16,404               $16,505            3.75%
     2/28/97                $15,733               $16,370           -0.82%
     3/31/97                $14,868               $15,673           -4.26%
     4/30/97                $15,198               $16,079            2.59%
     5/31/97                $16,574               $17,484            8.74%
     6/30/97                $16,961               $17,975            2.81%
     7/31/97                $18,190               $19,755            9.90%
     8/31/97                $18,212               $19,731           -0.12%
     9/30/97                $19,748               $20,866            5.75%
     10/31/97               $18,838               $19,958           -4.35%
     11/30/97               $18,599               $20,253            1.48%
     12/31/97               $18,122               $21,039            3.88%
     1/31/98                $17,591               $20,639           -1.90%
     2/28/98                $19,253               $22,348            8.28%
     3/31/98                $19,899               $23,356            4.51%
     4/30/98                $20,130               $23,784            1.83%
     5/31/98                $19,276               $22,713           -4.50%
     6/30/98                $19,715               $22,856            0.63%
     7/31/98                $18,618               $21,970           -3.88%
     8/31/98                $14,832               $17,881          -18.61%
     9/30/98                $15,144               $19,551            9.34%
     10/31/98               $15,836               $21,299            8.94%
     11/30/98               $16,540               $22,362            4.99%
     12/31/98               $17,789               $25,063           12.08%
     1/31/99                $17,917               $24,088           -3.89%
     2/28/99                $17,100               $22,826           -5.24%
     3/31/99                $17,894               $23,463            2.79%
     4/30/99                $19,260               $25,314            7.89%

(*)Source: Standard and Poor's(R) Micropal.

Past performance is not predictive of future results.



                                                                              23
-PAGE-
FRANKLIN SMALL CAP GROWTH FUND

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets
4/30/99

Electronic Technology        21.1%

Technology Services          16.9%

Finance                      12.0%

Consumer Services             5.2%

Telecommunications            5.2%

Industrial Services           5.0%

Energy Minerals               4.0%

Transportation                3.7%

Producer Manufacturing        3.3%

Health Services               2.5%

Other                        11.6%

Cash & Equivalents            9.5%

Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1.5 billion at the time of investment.

During the 12 months under review, Internet stocks experienced remarkable growth as corporations scrambled to develop Internet capabilities. These corporations were spurred into action by the success of early entrants like bookseller Amazon.com and retail on-line broker E*Trade. As firms that help large companies establish themselves on the Internet experienced tremendous revenue growth, many investors staked their claims, hoping to own the next big winner in this relatively new industry. But, apart from the Internet-related phenomenon, most small-cap stocks actually declined in value, reflecting many investors' concerns that the economic slowdown overseas would negatively impact the U.S. economy. However, this didn't occur, and, by the end of the reporting period, many economically sensitive stocks, including small caps, began to recover, although they remained below prior-year levels. Within this environment,




You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 51 of this report.

24

-PAGE-
Franklin Small Cap Growth Fund - Class A provided a -3.44% one-year cumulative total return for the period ended April 30, 1999, as shown in the Performance Summary on page 29. The Russell 2500 Index, the fund's benchmark, returned -5.86% for the same period. We have always maintained a long-term perspective when managing the fund and encourage shareholders to do the same with their investments. As you can also see in the Performance Summary, since inception on February 14, 1992, Franklin Small Cap Growth Fund - Class A has returned +237.59%.

The Internet phenomenon provides vivid examples of the types of corporate characteristics we look for -- companies with strong management, well-positioned to benefit from rapid sector growth, and with a competitive advantage such as a unique marketing niche or proprietary intellectual property. While we were excited about Internet-related stocks, we were concerned about their valuations and believed that many stocks in the sector reflected unrealistically high expectations for future prospects. With that in mind, we remained invested mostly in franchises involved with corporate clients we thought could and would pay large sums to stay competitive in a rapidly changing business landscape. For example, we own shares of the consulting firm Sapient Corp., which specializes in helping corporations establish their electronic commerce capabilities. We also have a position in Exodus, a web site management company for large corporations that outsource this function rather than attempt to develop it internally.

                                                                            25

-PAGE-
Top 10 Holdings
Franklin Small Cap Growth Fund
4/30/99

COMPANY,                 % OF TOTAL
INDUSTRY                  NET ASSETS
------------------------------------
Uniphase Corp.,
Electronic Technology         2.01%

Gemstar International,
Electronic Technology         1.80%

PMC Sierra Inc.,
Electronic Technology         1.69%

Expeditors International,
Transportation                1.50%

Western Wireless Corp.,
Telecommunications            1.48%

i2 Technologies,
Technology Services           1.29%

Verio Inc.,
Technology Services           1.28%

Synopsys Inc.,
Electronic Technology         1.28%

E*Trade Group,
Finance                       1.27%

Waters Corp.,
Electronic Technology         1.26%

Although the fund's return for the year under review was less than we would have liked to see, we believe the potential for small capitalization companies is just beginning to be tapped. With our location near Silicon Valley and our team of experienced technology analysts, we believe we are uniquely positioned to take advantage of investment opportunities in this sector. However, stocks of these companies often exhibit the higher volatility generally associated with technology and small-cap investing, and, despite our relative overweighting in technology, we intend to remain broadly diversified to take advantage of potential growth in other sectors. These include apparel, advertising, broadcasting, hotels, education, energy and energy services, banks and insurance companies, health care, and transportation. In our opinion, this broad diversification may help reduce volatility in the fund's holdings relative to a more sector-concentrated portfolio.

Of course, there are special risks involved with investing in a fund seeking long-term growth from small or relatively new or unseasoned companies, and from foreign securities. These risks, which include relatively small revenues, limited product lines and small market share, as well as the currency fluctuations and political uncertainty associated with foreign investing are further discussed in the fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and

26

-PAGE-
the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

                                                                              27

-PAGE-
FRANKLIN SMALL CAP
GROWTH FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994,the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                               CHANGE           4/30/99     4/30/98
  --------------------------------------------------------------------------
  Net Asset Value                      -$1.28            $24.65      $25.93

                                       DISTRIBUTIONS
                                       -------------------------------------
  Dividend Income                      $0.1445
  Long-Term Capital Gain               $0.1605
  Short-Term Capital Gain              $0.0214
       TOTAL                           $0.3264

  CLASS C                              CHANGE            4/30/99     4/30/98
  --------------------------------------------------------------------------
  Net Asset Value                      -$1.27             $24.32     $25.59

                                       DISTRIBUTIONS
                                       -------------------------------------

  Long-Term Capital Gain               $0.1605
  Short-Term Capital Gain              $0.0214

       TOTAL                           $0.1819

  ADVISOR CLASS                        CHANGE            4/30/99     4/30/98
  --------------------------------------------------------------------------
  Net Asset Value                      -$1.28            $24.73       $26.01

                                       DISTRIBUTIONS
                                       -------------------------------------
  Dividend Income                      $0.1950
  Long-Term Capital Gain               $0.1605
  Short-Term Capital Gain              $0.0214
       TOTAL                           $0.3769


Franklin Small Cap Growth Fund paid distributions derived from long-term capital gains of 16.05 cents ($0.1605) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

Past performance is not predictive of future results.

28

-PAGE-
PERFORMANCE

                                                                  INCEPTION
  CLASS A                                    1-YEAR     5-YEAR    (2/14/92)
  -------------------------------------------------------------------------
  Cumulative Total Return(1)                 -3.44%    +153.24%   +237.59%
  Average Annual Total Return(2)             -8.99%     +19.00%    +17.42%
  Value of $10,000 Investment(3)            $9,101     $23,864     $31,818


                              4/30/95     4/30/96     4/30/97    4/30/98   4/30/99
----------------------------------------------------------------------------------
  One-Year Total Return(4)    +27.05%     +44.06%     +0.14%     +43.16%   -3.44%

                                                                  INCEPTION
  CLASS C                                    1-YEAR     3-YEAR    (10/2/95)
---------------------------------------------------------------------------
  Cumulative Total Return(1)                  -4.08%    +35.32%   +59.16%
  Average Annual Total Return(2)              -5.99%    +10.24%   +13.55%
  Value of $10,000 Investment(3)             $9,401    $13,396   $15,756



                                              4/30/97    4/30/98    4/30/99
---------------------------------------------------------------------------
  One-Year Total Return(4)                     -0.65%     +42.06%    -4.08%

                                                                         INCEPTION
  ADVISOR CLASS(5)                                 1-YEAR     5-YEAR     (2/14/92)
----------------------------------------------------------------------------------
  Cumulative Total Return(1)                       -3.12%    +155.16%   +240.15%
  Average Annual Total Return(2)                   -3.12%     +20.60%    +18.51%
  Value of $10,000 Investment(3)                  $9,688     $25,516     $34,015


                              4/30/95   4/30/96   4/30/97  4/30/98   4/30/99
----------------------------------------------------------------------------
  One-Year Total Return(4)    +27.05    +44.06%   +0.20%   +43.68%   -3.12%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5.) On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.88% and +11.54%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.
                                                                              29

-PAGE-
FRANKLIN SMALL CAP
GROWTH FUND

  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS A
  --------------------------------
  1-Year                     -8.99%

  5-Year                    +19.00%

  Since Inception (2/14/92) +17.42%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indices differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees, and reinvested distributions.

       TOTAL RETURN INDEX COMPARISON
       Franklin Small Cap Growth Fund - Class A
       $10,000 Investment (2/14/92 - 4/30/99)


The following line graph compares the performance of Franklin Small Cap Growth Fund's Class A shares to the Standard & Poor's 500 Composite Index and the Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/99.


  Date         Franklin Small Cap    S&P 500       Russell
  ---            Growth Fund -        Index       2500 Index
               ------------------    -------      ----------
                    Class A
                    -------

02/14/1992            $9,425         $10,000       $10,000
02/29/1992            $9,566         $10,067       $10,137
03/31/1992            $9,293          $9,871        $9,813
04/30/1992            $9,029         $10,161        $9,617
05/31/1992            $8,992         $10,211        $9,705
06/30/1992            $8,772         $10,059        $9,367
07/31/1992            $8,923         $10,470        $9,717
08/31/1992            $8,791         $10,255        $9,462
09/30/1992            $8,810         $10,375        $9,623
10/31/1992            $9,255         $10,411        $9,911
11/30/1992           $10,014         $10,765       $10,564
12/31/1992           $10,472         $10,897       $10,933
01/31/1993           $10,757         $10,988       $11,196
02/28/1993            $9,806         $11,138       $11,039
03/31/1993           $10,272         $11,373       $11,452
04/30/1993            $9,721         $11,098       $11,125
05/31/1993           $10,634         $11,394       $11,572
06/30/1993           $10,591         $11,427       $11,692
07/31/1993           $10,591         $11,381       $11,767
08/31/1993           $11,487         $11,813       $12,288
09/30/1993           $11,916         $11,722       $12,519
10/31/1993           $12,136         $11,964       $12,669
11/30/1993           $12,193         $11,851       $12,263
12/31/1993           $12,752         $11,994       $12,742
01/31/1994           $13,254         $12,402       $13,145
02/28/1994           $13,392         $12,066       $13,097
03/31/1994           $12,732         $11,540       $12,461
04/30/1994           $12,565         $11,687       $12,533
05/31/1994           $12,338         $11,879       $12,404
06/30/1994           $11,908         $11,588       $12,020
07/31/1994           $12,353         $11,968       $12,345
08/31/1994           $13,316         $12,459       $13,012
09/30/1994           $13,482         $12,155       $12,880
10/31/1994           $14,124         $12,428       $12,901
11/30/1994           $13,803         $11,976       $12,341
12/31/1994           $13,928         $12,153       $12,608
01/31/1995           $13,671         $12,468       $12,583
02/28/1995           $14,913         $12,954       $13,215
03/31/1995           $15,674         $13,336       $13,539
04/30/1995           $15,963         $13,728       $13,780
05/31/1995           $16,328         $14,278       $14,071
06/30/1995           $17,650         $14,609       $14,746
07/31/1995           $19,135         $15,094       $15,616
08/31/1995           $19,597         $15,132       $15,866
09/30/1995           $19,740         $15,770       $16,163
10/31/1995           $18,970         $15,713       $15,657
11/30/1995           $19,586         $16,403       $16,326
12/31/1995           $19,806         $16,720       $16,605
01/31/1996           $19,631         $17,288       $16,723
02/29/1996           $20,714         $17,449       $17,226
03/31/1996           $21,215         $17,617       $17,577
04/30/1996           $22,996         $17,875       $18,390
05/31/1996           $24,079         $18,337       $18,888
06/30/1996           $22,961         $18,406       $18,308
07/31/1996           $20,900         $17,593       $16,968
08/31/1996           $22,880         $17,964       $17,944
09/30/1996           $24,126         $18,975       $18,720
10/31/1996           $23,683         $19,499       $18,597
11/30/1996           $24,789         $20,973       $19,495
12/31/1996           $25,167         $20,558       $19,762
01/31/1997           $25,677         $21,843       $20,308
02/28/1997           $24,596         $22,013       $20,005
03/31/1997           $22,871         $21,108       $19,099
04/30/1997           $23,017         $22,369       $19,341
05/31/1997           $26,260         $23,731       $21,123
06/30/1997           $27,147         $24,794       $21,987
07/31/1997           $28,786         $26,768       $23,275
08/31/1997           $29,017         $25,269       $23,599
09/30/1997           $31,714         $26,653       $25,142
10/31/1997           $30,232         $25,763       $24,013
11/30/1997           $29,491         $26,956       $24,121
12/31/1997           $29,139         $27,420       $24,577
01/31/1998           $28,923         $27,724       $24,201
02/28/1998           $31,223         $29,723       $25,958
03/31/1998           $32,393         $31,245       $27,098
04/30/1998           $32,952         $31,560       $27,201
05/31/1998           $30,753         $31,017       $25,938
06/30/1998           $30,906         $32,277       $25,970
07/31/1998           $27,919         $31,931       $24,185
08/31/1998           $21,654         $27,314       $19,624
09/30/1998           $23,624         $29,065       $21,017
10/31/1998           $25,111         $31,428       $22,167
11/30/1998           $27,068         $33,332       $23,264
12/31/1998           $29,133         $35,252       $24,674
01/31/1999           $30,747         $36,726       $24,632
02/28/1999           $28,023         $35,584       $23,014
03/31/1999           $29,662         $37,007       $23,506
04/30/1999           $31,818         $38,439       $25,610

Past performance is not predictive of future results.

30

-PAGE-
TOTAL RETURN INDEX COMPARISON
Franklin Small Cap Growth Fund - Class C
$10,000 Investment (10/2/95 - 4/30/99)


  Date         Franklin Small Cap    S&P 500       Russell
  ---             Growth Fund -       Index       2500 Index
              --------------------   -------      ----------
                    Class C
                    -------
10/02/1995            $9,899         $10,000       $10,000
10/31/1995            $9,636          $9,964        $9,687
11/30/1995            $9,938         $10,401       $10,101
12/31/1995           $10,050         $10,602       $10,273
01/31/1996            $9,961         $10,963       $10,346
02/29/1996           $10,500         $11,065       $10,658
03/31/1996           $10,749         $11,171       $10,875
04/30/1996           $11,643         $11,335       $11,378
05/31/1996           $12,188         $11,627       $11,686
06/30/1996           $11,614         $11,672       $11,327
07/31/1996           $10,565         $11,156       $10,498
08/31/1996           $11,554         $11,391       $11,102
09/30/1996           $12,182         $12,032       $11,582
10/31/1996           $11,945         $12,365       $11,506
11/30/1996           $12,490         $13,299       $12,062
12/31/1996           $12,670         $13,036       $12,227
01/31/1997           $12,923         $13,851       $12,564
02/28/1997           $12,369         $13,959       $12,377
03/31/1997           $11,494         $13,385       $11,816
04/30/1997           $11,562         $14,184       $11,967
05/31/1997           $13,182         $15,048       $13,069
06/30/1997           $13,613         $15,722       $13,603
07/31/1997           $14,432         $16,974       $14,400
08/31/1997           $14,537         $16,023       $14,600
09/30/1997           $15,880         $16,901       $15,555
10/31/1997           $15,128         $16,337       $14,857
11/30/1997           $14,752         $17,093       $14,924
12/31/1997           $14,558         $17,387       $15,206
01/31/1998           $14,449         $17,580       $14,973
02/28/1998           $15,585         $18,848       $16,060
03/31/1998           $16,163         $19,813       $16,765
04/30/1998           $16,426         $20,013       $16,829
05/31/1998           $15,322         $19,668       $16,048
06/30/1998           $15,386         $20,467       $16,067
07/31/1998           $13,890         $20,248       $14,964
08/31/1998           $10,769         $17,320       $12,141
09/30/1998           $11,745         $18,430       $13,003
10/31/1998           $12,477         $19,929       $13,715
11/30/1998           $13,434         $21,136       $14,394
12/31/1998           $14,460         $22,354       $15,266
01/31/1999           $15,244         $23,288       $15,240
02/28/1999           $13,890         $22,564       $14,239
03/31/1999           $14,700         $23,467       $14,543
04/30/1999           $15,756         $24,375       $15,845



TOTAL RETURN INDEX COMPARISON
Franklin Small Cap Growth Fund - Advisor Class(***)
$10,000 Investment (2/14/92 - 4/30/99)

The following line graph compares the performance of Franklin Small Cap Growth Fund to that of the Standard & Poor's 500 Composite Index and the Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/99.

  Date         Franklin Small Cap    S&P 500       Russell
  ---        Growth Fund - Advisor    Index       2500 Index
              --------------------   -------      ----------
                     Class
                    -------

02/14/1992           $10,000         $10,000       $10,000
02/29/1992           $10,150         $10,067       $10,137
03/31/1992            $9,860          $9,871        $9,813
04/30/1992            $9,580         $10,161        $9,617
05/31/1992            $9,540         $10,211        $9,705
06/30/1992            $9,307         $10,059        $9,367
07/31/1992            $9,468         $10,470        $9,717
08/31/1992            $9,327         $10,255        $9,462
09/30/1992            $9,347         $10,375        $9,623
10/31/1992            $9,820         $10,411        $9,911
11/30/1992           $10,625         $10,765       $10,564
12/31/1992           $11,111         $10,897       $10,933
01/31/1993           $11,414         $10,988       $11,196
02/28/1993           $10,404         $11,138       $11,039
03/31/1993           $10,899         $11,373       $11,452
04/30/1993           $10,314         $11,098       $11,125
05/31/1993           $11,282         $11,394       $11,572
06/30/1993           $11,237         $11,427       $11,692
07/31/1993           $11,237         $11,381       $11,767
08/31/1993           $12,188         $11,813       $12,288
09/30/1993           $12,643         $11,722       $12,519
10/31/1993           $12,876         $11,964       $12,669
11/30/1993           $12,937         $11,851       $12,263
12/31/1993           $13,530         $11,994       $12,742
01/31/1994           $14,063         $12,402       $13,145
02/28/1994           $14,209         $12,066       $13,097
03/31/1994           $13,509         $11,540       $12,461
04/30/1994           $13,331         $11,687       $12,533
05/31/1994           $13,090         $11,879       $12,404
06/30/1994           $12,635         $11,588       $12,020
07/31/1994           $13,107         $11,968       $12,345
08/31/1994           $14,129         $12,459       $13,012
09/30/1994           $14,305         $12,155       $12,880
10/31/1994           $14,986         $12,428       $12,901
11/30/1994           $14,645         $11,976       $12,341
12/31/1994           $14,777         $12,153       $12,608
01/31/1995           $14,505         $12,468       $12,583
02/28/1995           $15,823         $12,954       $13,215
03/31/1995           $16,630         $13,336       $13,539
04/30/1995           $16,937         $13,728       $13,780
05/31/1995           $17,324         $14,278       $14,071
06/30/1995           $18,726         $14,609       $14,746
07/31/1995           $20,302         $15,094       $15,616
08/31/1995           $20,793         $15,132       $15,866
09/30/1995           $20,944         $15,770       $16,163
10/31/1995           $20,127         $15,713       $15,657
11/30/1995           $20,781         $16,403       $16,326
12/31/1995           $21,014         $16,720       $16,605
01/31/1996           $20,829         $17,288       $16,723
02/29/1996           $21,978         $17,449       $17,226
03/31/1996           $22,509         $17,617       $17,577
04/30/1996           $24,399         $17,875       $18,390
05/31/1996           $25,548         $18,337       $18,888
06/30/1996           $24,362         $18,406       $18,308
07/31/1996           $22,175         $17,593       $16,968
08/31/1996           $24,275         $17,964       $17,944
09/30/1996           $25,597         $18,975       $18,720
10/31/1996           $25,128         $19,499       $18,597
11/30/1996           $26,301         $20,973       $19,495
12/31/1996           $26,702         $20,558       $19,762
01/31/1997           $27,243         $21,843       $20,308
02/28/1997           $26,109         $22,013       $20,005
03/31/1997           $24,279         $21,108       $19,099
04/30/1997           $24,447         $22,369       $19,341
05/31/1997           $27,900         $23,731       $21,123
06/30/1997           $28,841         $24,794       $21,987
07/31/1997           $30,594         $26,768       $23,275
08/31/1997           $30,839         $25,269       $23,599
09/30/1997           $33,713         $26,653       $25,142
10/31/1997           $32,140         $25,763       $24,013
11/30/1997           $31,367         $26,956       $24,121
12/31/1997           $30,992         $27,420       $24,577
01/31/1998           $30,790         $27,724       $24,201
02/28/1998           $33,234         $29,723       $25,958
03/31/1998           $34,476         $31,245       $27,098
04/30/1998           $35,111         $31,560       $27,201
05/31/1998           $32,775         $31,017       $25,938
06/30/1998           $32,950         $32,277       $25,970
07/31/1998           $29,777         $31,931       $24,185
08/31/1998           $23,092         $27,314       $19,624
09/30/1998           $25,199         $29,065       $21,017
10/31/1998           $26,806         $31,428       $22,167
11/30/1998           $28,885         $33,332       $23,264
12/31/1998           $31,100         $35,252       $24,674
01/31/1999           $32,833         $36,726       $24,632
02/28/1999           $29,932         $35,584       $23,014
03/31/1999           $31,719         $37,007       $23,506
04/30/1999           $34,015         $38,439       $25,610




(*)Source: Standard and Poor's(R) Micropal.
(**)Source: Standard and Poor's Micropal (Russell 2500).
(***)On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.

AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
---------------------------------------
1-Year                           -5.99%

3-Year                          +10.24%

Since Inception (10/2/95)       +13.55%

AVERAGE ANNUAL TOTAL RETURN
4/30/99

ADVISOR CLASS(***)
-------------------------------------
1-Year                          -3.12%

5-Year                         +20.60%

Since Inception (2/14/92)      +18.51%

Past performance is not predictive of future results.

                                                                              31

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BLUE CHIP FUND

                                                               Year Ended April 30,
                                                               --------------------
                                                          1999        1998       1997(1)
                                                          ------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year  . . . . . . . .      $12.46      $10.85      $10.00
                                                         ------------------------------
Income from investment operations:

 Net investment income  . . . . . . . . . . . . . .         .04         .09         .09
 Net realized and unrealized gains  . . . . . . . .        1.97        1.67         .82
                                                         ------------------------------

Total from investment operations  . . . . . . . . .        2.01        1.76         .91
                                                         ------------------------------
Less distributions from:
 Net investment income  . . . . . . . . . . . . . .        (.06)        (.06)      (.06)
 Net realized gains  . . . . . . . . . . . . . . . .         --         (.09)        --
                                                         ------------------------------
Total distributions  . . . . . . . . . . . . . . . .       (.06)        (.15)      (.06)
                                                         ------------------------------
Net asset value,end of year  . . . . . . . . . . . .     $14.41      $12.46      $10.85
                                                         ==============================

Total return(*)  . . . . . . . . . . . . . . . . . .      16.18%     16.41%        9.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)  . . . . . . . . . .    $54,880     $16,836      $5,600
Ratios to average net assets:
 Expenses  . . . . . . . . . . . . . . . . . . . . .       1.25%       1.25%       1.25%(2)
 Expenses excluding waiver and payments by affiliate       1.51%       1.95%       2.22%(2)
 Net investment income  . . . . . . . . . . . . . . .       .55%       1.04%       1.07%(2)
Portfolio turnover rate  . . . . . . . . . . . . . .      35.74%      57.67%      11.14%


(*)Total return does not reflect sales commissions or the contingent deferred sales charge,and is not annualized for periods less than one year.
(1)For the period June 3,1996 (effective date) to April 30,1997.
(2)Annualized

32

                                              See notes to financial statements.

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN BLUE CHIP FUND                                  COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.5%
 CONSUMER DURABLES 1.3%

 Sony Corp. . . . . . . . . . . . . . . . . . . .         Japan               7,700       $   719,264
                                                                                          -----------
 CONSUMER NON-DURABLES 12.0%
 Bestfoods  . . . . . . . . . . . . . . . . . . .      United States         17,100           858,206
 Coca-Cola Co.  . . . . . . . . . . . . . . . . .      United States         14,300           972,400
 Gillette Co. . . . . . . . . . . . . . . . . . .      United States         15,700           819,344
 L'OREAL  . . . . . . . . . . . . . . . . . . . .         France                665           426,345
 Nestle SA  . . . . . . . . . . . . . . . . . . .       Switzerland             450           834,384
 Nike Inc., B   . . . . . . . . . . . . . . . . .      United States          6,600           410,438
 PepsiCo Inc. . . . . . . . . . . . . . . . . . .      United States         16,500           609,469
 Philip Morris Cos. Inc.  . . . . . . . . . . . .      United States         18,600           652,163
 Procter & Gamble Co.   . . . . . . . . . . . . .      United States          5,900           553,494
 Wm. Wrigley Jr. Co.  . . . . . . . . . . . . . .      United States          4,900           434,569
                                                                                           ----------
                                                                                            6,570,812
                                                                                           ----------
 CONSUMER SERVICES 2.2%
 Ecolab Inc. . . . . . . . . . . . . . . . . . .       United States          6,000           251,625
 McDonald's Corp. . . . . . . . . . . . . . . . .      United States         10,500           444,938
 The Walt Disney Co.  . . . . . . . . . . . . . .      United States         15,300           485,775
                                                                                           ----------
                                                                                            1,182,338
                                                                                           ----------

 ELECTRONIC TECHNOLOGY 10.2%
(a)Applied Materials Inc. . . . . . . . . . . . .      United States         10,400           557,700
(a)Cisco Systems Inc. . . . . . . . . . . . . . .      United States          7,875           898,242
(a)Dell Computer Corp. . . . . . . . . . . . . .       United States          7,000           288,313
 Hewlett-Packard Co.  . . . . . . . . . . . . . .      United States          9,500           749,313
 Intel Corp.  . . . . . . . . . . . . . . . . . .      United States         20,100         1,229,861
 Lucent Technologies Inc.  . . . . . . . . . . .       United States          9,844           591,871
 Molex Inc.  . . . . . . . . . . . . . . . . . .       United States         28,000           903,000
 Motorola Inc.  . . . . . . . . . . . . . . . . .      United States          4,900           392,613
                                                                                           ----------
                                                                                            5,610,913
                                                                                           ----------

 ENERGY MINERALS 5.0%
 BP Amoco PLC,ADR . . . . . . . . . . . . . . . .      United Kingdom         5,813           657,959
 Exxon Corp.  . . . . . . . . . . . . . . . . . .      United States         11,000           913,688
 Royal Dutch Petroleum Co., N.Y.shs.  . . . . . .       Netherlands          20,000         1,173,750
                                                                                           ----------
                                                                                            2,745,397
                                                                                           ----------

 FINANCE 14.0%
 AFLAC Inc. . . . . . . . . . . . . . . . . . . .      United States         13,700           743,225
 American International Group Inc.  . . . . . . .      United States          7,812           917,422
 Capital One Financial Corp. . . . . . . . . . .       United States          3,200           555,800
 Charles Schwab Corp. . . . . . . . . . . . . . .      United States          6,000           658,500
 Chase Manhattan Corp.   . . . . . . . . . . . .       United States          7,900           653,725
 Citigroup Inc.  . . . . . . . . . . . . . . . .       United States         10,150           763,788
 Countrywide Credit Industries Inc.  . . . . . .       United States         21,000           951,563
 Fannie Mae  . . . . . . . . . . . . . . . . . .       United States         12,900           915,094


                                                                              33

-PAGE-
FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1999 (cont.)

 FRANKLIN BLUE CHIP FUND                               COUNTRY           SHARES            VALUE
 --------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE (CONT.)
 Marsh & McLennan Cos. Inc. ......................  United States         12,000       $   918,750
 Merrill Lynch & Co. Inc. ........................  United States          7,100           595,956
                                                                                       -----------
                                                                                         7,673,823
                                                                                       -----------
 HEALTH TECHNOLOGY 11.4%
 Abbott Laboratories  ............................  United States         14,100           682,969
 Bristol-Myers Squibb Co. ........................  United States         11,100           705,544
 Eli Lilly & Co. .................................  United States          9,100           669,988
 Johnson & Johnson ...............................  United States          6,100           594,750
 Medtronic Inc. ..................................  United States         10,100           726,569
 Merck & Co. Inc. ................................  United States          7,800           547,950
 Novartis AG .....................................   Switzerland             370           542,667
 Pfizer Inc. .....................................  United States          4,900           563,806
 Roche Holding AG ................................   Switzerland              40           471,330
 Schering-Plough Corp. ...........................  United States         15,500           748,844
                                                                                       -----------
                                                                                         6,254,417
                                                                                       -----------
 INDUSTRIAL SERVICES 2.9%
(a)AES Corp. .....................................  United States         13,800           690,000
 Schlumberger Ltd. ...............................  United States         14,100           900,638
                                                                                       -----------
                                                                                         1,590,638
                                                                                       -----------
 NON-ENERGY MINERALS 1.0%
 De Beers Consolidated Mines AG, ADR .............   South Africa         22,600           553,700
                                                                                       -----------
 PROCESS INDUSTRIES 4.6%
 Avery Dennison Corp. ............................  United States         13,900           948,675
 Monsanto Co. ....................................  United States          9,000           407,250
 Praxair Inc. ....................................  United States         10,400           538,200
 Sigma-Aldrich Corp. .............................  United States         20,100           653,250
                                                                                       -----------
                                                                                         2,547,375
                                                                                       -----------

 PRODUCER MANUFACTURING 5.7%
 General Electric Co. ............................  United States         15,100         1,593,050
 Minnesota Mining & Manufacturing Co. ............  United States         10,000           890,000
 Tyco International Ltd. .........................  United States          3,000           243,750
 Xerox Corp. .....................................  United States          7,200           423,000
                                                                                       -----------
                                                                                         3,149,800
                                                                                       -----------

 RETAIL TRADE 4.5%
(a)Safeway Inc. ..................................  United States         17,000           916,938
 Wal-Mart Stores Inc. ............................  United States         23,800         1,094,800
(a)Williams-Sonoma Inc. ..........................  United States         15,000           435,000
                                                                                       -----------
                                                                                         2,446,738
                                                                                       -----------
 TECHNOLOGY SERVICES 7.7%
(a)America Online Inc. ...........................  United States          2,500           356,875
 Automatic Data Processing Inc. ..................  United States         12,500           556,250
(a)EMC Corp. .....................................  United States          3,700           403,069



34

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN BLUE CHIP FUND                                                                COUNTRY          SHARES            VALUE
 ---------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TECHNOLOGY SERVICES (CONT.)
 First Data Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       10,400       $   441,350
(a)Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       19,700         1,601,856
(a)Oracle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States       18,750           507,422
 SAP AG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Germany            1,200           385,307
                                                                                                                       -----------
                                                                                                                         4,252,129
                                                                                                                       -----------
 TELECOMMUNICATIONS 7.6%

(a)AirTouch Communications Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .   United States        5,000           466,875
 AT&T Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States       16,700           843,350
 BellSouth Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       11,000           492,250
 GTE Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       10,000           669,375
(a)MCI WorldCom Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States        9,000           739,688
 SBC Communications Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States       12,000           672,000
 Telefonica SA, ADR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Spain             1,960           273,236
                                                                                                                       -----------
                                                                                                                         4,156,774
                                                                                                                       -----------

 UTILITIES 1.4%

 Enron Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States        6,000           451,500
 Williams Cos. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States        7,000           330,750
                                                                                                                       -----------
                                                                                                                           782,250
                                                                                                                       -----------
 TOTAL LONG TERM INVESTMENTS ($43,957,346)  . . . . . . . . . . . . . . . . . . . .                                     50,236,368
                                                                                                                       -----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(c)REPURCHASE AGREEMENT 12.2%
 Joint Repurchase Agreement, 4.862%,5/03/99, (Maturity Value $6,720,802)
  (COST $6,718,080)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States    $6,718,080         6,718,080
   Barclays Capital Inc.(Maturity Value $694,057)
   Bear, Stearns & Co. Inc. (Maturity Value $378,584)
   Chase Securities Inc. (Maturity Value $694,057)
   CIBC Oppenheimer Corp. (Maturity Value $694,057)
   Deutsche Bank Securities Inc. (Maturity Value $95,705)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $694,057)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $694,057)
   Lehman Brothers Inc. (Maturity Value $694,057)
   Paine Webber Inc. (Maturity Value $694,057)
   Paribas Corp. (Maturity Value $694,057)
   UBS Securities LLC (Maturity Value $694,057)
     Collateralized by U.S.Treasury Bills & Notes
                                                                                                                        -----------
 TOTAL INVESTMENTS (Cost $50,675,426) 103.7%  . . . . . . . . . . . . . . . . . . .                                      56,954,448
 OTHER ASSETS, LESS LIABILITIES (3.7%)  . . . . . . . . . . . . . . . . . . . . . .                                      (2,073,983)
                                                                                                                        -----------
 NET ASSETS 100.0%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     $54,880,465
                                                                                                                        ===========

(a)Non-income producing.
(c)See Note 1(c) regarding joint repurchase agreement.

                      See notes to financial statements.

                                                                              35

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN CALIFORNIA GROWTH FUND

                                                                                          CLASS A
                                                       ---------------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                       ---------------------------------------------------------------------------
                                                           1999             1998           1997            1996           1995
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $24.97          $19.35          $18.26          $14.03         $12.05
                                                       ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .10             .14             .13             .20            .16
 Net realized and unrealized gains .................        1.42            6.48            1.51            6.03           3.04
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................        1.52            6.62            1.64            6.23           3.20
                                                       ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................       (.14)           (.14)           (.12)           (.23)          (.12)
 Net realized gains ................................       (.53)           (.86)           (.43)          (1.77)         (1.10)
                                                       ---------------------------------------------------------------------------
Total distributions ................................       (.67)          (1.00)           (.55)          (2.00)         (1.22)
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................      $25.82          $24.97          $19.35          $18.26         $14.03
                                                       ===========================================================================

Total return(*) ....................................       6.39%          34.98%           8.94%          47.42%         29.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $780,598        $721,254        $282,898         $81,175        $13,844
Ratios to average net assets:
 Expenses ..........................................       1.00%            .99%           1.08%            .71%           .25%
 Expenses excluding waiver and payments by affiliate       1.00%            .99%           1.08%           1.09%          1.27%
 Net investment income .............................        .41%            .67%            .84%           1.42%          1.63%
Portfolio turnover rate ............................      52.76%          48.52%          44.81%          61.82%         79.52%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

36

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                         CLASS B
                                                                        YEAR ENDED
                                                                      APRIL 30,1999(3)
                                                                      ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................            $24.31
                                                                      ----------------
Income from investment operations:
 Net investment loss ...........................................             (.01)
 Net realized and unrealized gains .............................              1.45
                                                                      ----------------
Total from investment operations ...............................              1.44
Net asset value, end of period .................................            $25.75
                                                                      ================

Total return(*) ................................................             5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of period (000's) ...............................            $2,657
Ratios to average net assets:
 Expenses ......................................................             1.75%(2)
 Net investment loss ...........................................            (.33%)(2)
Portfolio turnover rate ........................................            52.76%

(*) Total return does not reflect contingent deferred sales charge,and is not annualized for periods less than one year.
(2) Annualized
(3) For the period January 1,1999 (effective date) to April 30,1999.

                                                                              37

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                     CLASS C
                                                                       --------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                       --------------------------------------
                                                                           1999        1998      1997(4)
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................          $24.81      $19.27      $18.05
                                                                       --------------------------------------
Income from investment operations:
 Net investment income (loss) ..................................           (.07)          --         .05
 Net realized and unrealized gains .............................            1.42        6.43        1.65
                                                                       --------------------------------------
Total from investment operations ...............................            1.35        6.43        1.70
                                                                       --------------------------------------
Less distributions from:
 Net investment income .........................................              --        (.03)       (.05)
 Net realized gains ............................................            (.53)       (.86)       (.43)
                                                                       --------------------------------------
Total distributions ............................................            (.53)       (.89)       (.48)
                                                                       --------------------------------------
Net asset value, end of year ...................................          $25.63      $24.81      $19.27
                                                                       ======================================

Total return(*) ................................................           5.67%      34.02%       9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $159,310    $122,701     $24,556
Ratios to average net assets:
 Expenses ......................................................           1.75%       1.74%       1.86%(2)
 Net investment income (loss) ..................................           (.33%)      (.10%)       .05%(2)
Portfolio turnover rate ........................................          52.76%      48.52%      44.81%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(2) Annualized
(4) For the period September 3,1996 (effective date) to April 30, 1997.

                       See notes to financial statements.
38

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN CALIFORNIA GROWTH FUND                                                 SHARES         VALUE
--------------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.2%
(a)COMMERCIAL SERVICES 1.7%
 NetGravity Inc. .........................................................       30,000      $ 1,213,125
 Probusiness Services Inc. ...............................................      130,000        4,663,750
(d)RemedyTemp Inc.,A .....................................................      400,000        4,675,000
 Robert Half International Inc. ..........................................      225,000        5,371,875
                                                                                             -----------
                                                                                              15,923,750
                                                                                             -----------
 CONSUMER DURABLES 1.9%
(a)Electronic Arts Inc. ..................................................      150,000        7,621,875
 K2 Inc. .................................................................      148,400        1,511,825
 Mattel Inc. .............................................................      325,000        8,409,375
                                                                                             -----------
                                                                                              17,543,075
                                                                                             -----------

 CONSUMER NON-DURABLES 2.5%
 Clorox Co. ..............................................................      150,000       17,306,250
(a)Del Monte Foods Co. ...................................................      501,500        6,707,563
                                                                                             -----------
                                                                                              24,013,813
                                                                                             -----------
 CONSUMER SERVICES 3.4%
(a)Foodmaker Inc. ........................................................      200,000        4,825,000
(a)Fox Entertainment Group Inc.,A ........................................      100,000        2,562,500
 The McClatchy Co.,A .....................................................      175,000        6,278,125
 The Walt Disney Co. .....................................................      150,000        4,762,500
 United Television Inc. ..................................................       60,000        6,030,000
(a)Univision Communications Inc.,A .......................................      135,000        7,813,125
                                                                                             -----------
                                                                                              32,271,250
                                                                                             -----------
 ELECTRONIC TECHNOLOGY 26.6%
(a)Altera Corp. ..........................................................      100,000        7,225,000
(a)Applied Materials Inc. ................................................      175,000        9,384,375
(a)Applied Micro Circuits Corp. ..........................................      175,000        9,329,688
(a)Catapult Communications Corp. .........................................      175,000        2,723,438
(a)Cisco Systems Inc. ....................................................      300,000       34,218,750
(a)Coherent Inc. .........................................................      175,000        2,603,125
(a)Cypress Semiconductor Corp. ...........................................      550,000        5,637,500
(a)Flextronics International Ltd. ........................................      100,000        4,668,744
 Hewlett-Packard Co. .....................................................      225,000       17,746,875
 Intel Corp. .............................................................      250,000       15,296,875
(a)Javelin Systems Inc. ..................................................      300,000        3,525,000
(a)KLA-Tencor Corp. ......................................................      150,000        7,443,750
(a)Lam Research Corp. ....................................................      200,000        6,300,000
 Linear Technology Corp. .................................................      250,000       14,218,750
(a)Maxim Integrated Products Inc. ........................................      175,000        9,800,000
(a)Proxim Inc. ...........................................................      108,900        4,192,650
(a)Sanmina Corp. .........................................................      100,000        6,637,500
(a)Seagate Technology Inc. ...............................................      200,000        5,575,000
(a)Solectron Corp. .......................................................      250,000       12,125,000
(a)Spectra-Physics Lasers Inc. ...........................................      200,000        1,825,000
(a)Sun Microsystems Inc. .................................................      450,000       26,915,625

                                                                              39

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN CALIFORNIA GROWTH FUND                                   SHARES         VALUE
-------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
(a)Synopsys Inc. ............................................      200,000     $  9,425,000
(a)Tekelec ..................................................      305,000        2,754,547
(a)Uniphase Corp. ...........................................      150,000       18,206,250
(a)Xilinx Inc. ..............................................      300,000       13,687,500
                                                                               ------------
                                                                                251,465,942
                                                                               ------------
 ENERGY MINERALS 2.9%
 Atlantic Richfield Co. .....................................       90,000        7,554,375
 Chevron Corp. ..............................................       90,000        8,977,500
(a)Nuevo Energy Co. .........................................      200,000        3,175,000
 Unocal Corp. ...............................................      175,000        7,273,438
                                                                               ------------
                                                                                 26,980,313
                                                                               ------------
 FINANCE 11.2%
 Charles Schwab Corp. .......................................      225,000       24,693,750
 Countrywide Credit Industries Inc. .........................      250,000       11,328,125
(a)E*TRADE Group Inc. .......................................      100,000       11,550,000
(a)Freedom Securities Corp. .................................       90,000        1,636,875
(a)Golden State Bancorp Inc. ................................      400,000        9,825,000
 Mercury General Corp. ......................................      100,000        3,612,500
 The PMI Group Inc. .........................................       50,000        2,790,625
 Providian Financial Corp. ..................................      200,000       25,812,500
(a)Silicon Valley Bancshares ................................      350,000        6,146,875
 Washington Mutual Inc. .....................................      193,750        7,967,969
                                                                               ------------
                                                                                105,364,219
                                                                               ------------
(a)HEALTH SERVICES .2%
 Total Renal Care Holdings Inc. .............................      150,000        2,081,250
                                                                               ------------
 HEALTH TECHNOLOGY 7.4%
(a)Affymetrix Inc. ..........................................      100,000        4,087,500
 Allergan Inc. ..............................................      100,000        8,987,500
(a)Amgen Inc. ...............................................       70,000        4,300,625
(a)Cerus Corp. ..............................................       60,000          982,500
(a)Chiron Corp. .............................................      255,500        5,141,938
(a)Dura Pharmaceuticals Inc. ................................      100,000        1,200,000
(a)Genentech Inc. ...........................................      125,000       10,578,125
(a)Gilead Sciences Inc. .....................................       75,000        3,454,688
(a)Inhale Therapeutic Systems Inc. ..........................      350,000       10,062,500
 Mentor Corp. ...............................................       44,500          645,250
(a)Molecular Devices Corp. ..................................      300,000        7,200,000
(a)Nanogen Inc. .............................................      190,000        1,496,250
(a)ResMed Inc. ..............................................      100,000        2,643,750
(a)Watson Pharmaceuticals Inc. ..............................      225,000        9,112,500
                                                                               ------------
                                                                                 69,893,126
                                                                               ------------
(a)INDUSTRIAL SERVICES 2.7%
 Catalytica Inc. ............................................      250,000        3,421,875
 EMCON ......................................................      268,700        1,494,644

40

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)


 FRANKLIN CALIFORNIA GROWTH FUND                                            SHARES         VALUE
---------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)INDUSTRIAL SERVICES (CONT.)
 Granite Construction Inc. ..........................................      250,000      $ 7,140,625
 Tetra Tech Inc. ....................................................      375,000        9,070,313
 Varco International Inc. ...........................................      350,000        3,959,375
                                                                                        -----------
                                                                                         25,086,832
                                                                                        -----------
 PROCESS INDUSTRIES .2%
 Optical Coating Laboratory Inc. ....................................       30,000        1,848,750
                                                                                        -----------
 PRODUCER MANUFACTURING 2.6%
 Avery Dennison Corp. ...............................................      250,000       17,062,500
 Reliance Steel & Aluminum Co. ......................................      115,000        4,190,313
(a)Simpson Manufacturing Co. Inc ....................................       75,000        3,468,750
                                                                                        -----------
                                                                                         24,721,563
                                                                                        -----------
 REAL ESTATE 5.0%
 Alexandria Real Estate Equities Inc. ...............................      150,000        4,228,125
 AMB Property Corp. .................................................      175,000        3,850,000
 Arden Realty Inc. ..................................................      450,000       11,250,000
 Burnham Pacific Properties Inc. ....................................      450,000        5,175,000
(a)Catellus Development Corp. .......................................      325,000        4,996,875
 Irvine Apartment Communities Inc. ..................................      175,000        5,862,500
 Spieker Properties Inc. ............................................      300,000       11,775,000
                                                                                        -----------
                                                                                         47,137,500
                                                                                        -----------
(a)RETAIL TRADE 4.7%
 Cost Plus Inc. .....................................................      250,000        8,812,500
 Costco Cos. Inc. ...................................................      150,000       12,140,625
 Safeway Inc. .......................................................      325,000       17,529,688
 Williams-Sonoma Inc. ...............................................      200,000        5,800,000
                                                                                        -----------
                                                                                         44,282,813
                                                                                        -----------
(a)TECHNOLOGY SERVICES 12.7%
 At Home Corp. ......................................................       10,000        1,439,375
 BroadVision Inc. ...................................................      100,000        5,806,250
 Clarify Inc. .......................................................       75,000        1,762,500
 Computer Sciences Corp. ............................................      200,000       11,912,500
 EarthLink Network Inc. .............................................       40,000        2,757,500
 eBay Inc. ..........................................................       60,000       12,487,500
 Excite Inc. ........................................................       15,000        2,190,000
 Exodus Communications Inc. .........................................       15,000        1,351,875
 Geocities ..........................................................       10,000        1,165,000
 HNC Software Inc. ..................................................      175,000        3,762,500
 i2 Technologies Inc. ...............................................      200,000        6,775,000
 Infoseek Corp. .....................................................       15,000          765,938
 International Network Services .....................................      300,000       11,400,000
 Intuit Inc. ........................................................      125,000       10,765,625
 Legato Systems Inc. ................................................      100,000        4,043,750
(b)Marimba Inc. .....................................................        3,000          182,250
 Micromuse Inc. .....................................................      200,000        6,887,500

                                                                              41

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)


 FRANKLIN CALIFORNIA GROWTH FUND                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)TECHNOLOGY SERVICES (CONT.)
 Mpath Interactive Inc. ...................................................             6,800     $    267,750
 Oracle Corp. .............................................................           225,000        6,089,063
 Siebel Systems Inc. ......................................................           200,000        7,687,500
 VeriSign Inc. ............................................................            15,000        1,725,000
 VERITAS Software Corp. ...................................................           175,000       12,425,000
 Wind River Systems Inc. ..................................................           300,000        4,500,000
 Yahoo! Inc. ..............................................................            10,000        1,746,875
                                                                                                  ------------
                                                                                                   119,896,251
                                                                                                  ------------

(a)TELECOMMUNICATIONS 3.1%
 AirTouch Communications Inc. .............................................           175,000       16,340,625
 Covad Communications Group Inc. ..........................................            50,000        4,800,000
 Pacific Gateway Exchange Inc. ............................................           200,000        8,000,000
                                                                                                  ------------
                                                                                                    29,140,625
                                                                                                  ------------
 TRANSPORTATION 1.0%
 Expeditors International of Washington Inc. ..............................           150,000        9,093,750
                                                                                                  ------------
 UTILITIES 1.4%
 American States Water Co. ................................................           168,900        4,296,394
(a)California Water Service Group .........................................           180,000        4,128,750
 Edison International .....................................................           200,000        4,900,000
                                                                                                  ------------
                                                                                                    13,325,144
                                                                                                  ------------
 TOTAL COMMON STOCKS (COST $628,732,448) ..................................                        860,069,966
                                                                                                  ------------
 CONVERTIBLE PREFERRED STOCKS .5%
 Glenborough Realty Trust, 7.75%, cvt. pfd., A (COST $6,000,000) ..........           240,000        4,335,000
                                                                                                  ------------


                                                                                   PRINCIPAL
                                                                                     AMOUNT
                                                                                     ------
 CONVERTIBLE BONDS .8%
(a)ELECTRONIC TECHNOLOGY .5%
 Aspect Telecommunications Corp., cvt. sub. deb., 144A, zero cpn., 8/10/18..     $ 10,500,000        2,073,750
 Aspect Telecommunications Corp., cvt. sub. deb., zero cpn., 8/10/18 .......       14,000,000        2,765,000
                                                                                                  ------------
                                                                                                     4,838,750
                                                                                                  ------------
 TECHNOLOGY SERVICES .3%
 Activision Inc., cvt. sub. note, 144A, 6.75%, 1/01/05 .....................        3,000,000        2,640,000
                                                                                                  ------------
 TOTAL CONVERTIBLE BONDS (COST $7,878,601) .................................                         7,478,750
                                                                                                  ------------
 TOTAL LONG TERM INVESTMENTS (COST $642,611,049) ...........................                       871,883,716
                                                                                                  ------------

42

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN CALIFORNIA GROWTH FUND                                                           AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
(c)REPURCHASE AGREEMENT 7.0%
 Joint Repurchase Agreement,4.862%, 5/03/99,(Maturity Value
   $66,279,880) (COST $66,253,037) ............................................          $66,253,037       $ 66,253,037
  Barclays Capital Inc.(Maturity Value $6,844,705)
  Bear, Stearns & Co. Inc.(Maturity Value $3,733,475)
  Chase Securities Inc.(Maturity Value $6,844,704)
  CIBC Oppenheimer Corp.(Maturity Value $6,844,705)
  Deutsche Bank Securities Inc.(Maturity Value $944,065)
  Donaldson, Lufkin & Jenrette Securities Corp.(Maturity Value $6,844,704)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $6,844,705)
  Lehman Brothers Inc.(Maturity Value $6,844,704)
  Paine Webber Inc.(Maturity Value $6,844,705)
  Paribas Corp.(Maturity Value $6,844,704)
  UBS Securities LLC (Maturity Value $6,844,704)
    Collateralized By U.S.Treasury Bills & Notes
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $708,864,086) 99.5% ..................................                             938,136,753
 OTHER ASSETS, LESS LIABILITIES .5% ...........................................                               4,427,891
                                                                                                           ------------
 NET ASSETS 100.0% ............................................................                            $942,564,644
                                                                                                           ============


(a) Non-income producing.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 1(c) regarding joint repurchase agreement.
(d) See Note 6 regarding holdings of 5% voting securities.

                       See notes to financial statements.

                                                                              43

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN MIDCAP GROWTH FUND

                                                                                                YEAR ENDED APRIL 30,
                                                                                  -------------------------------------------------
                                                                                   1999      1998      1997        1996      1995
                                                                                  -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................     $17.44    $13.34    $14.24      $10.81    $10.05
                                                                                  -------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............................................        .04        --      (.02)        .18       .21
 Net realized and unrealized gains (losses) .................................      (1.17)     4.66       .93        3.59       .77
                                                                                  -------------------------------------------------
Total from investment operations ............................................      (1.13)     4.66       .91        3.77       .98
                                                                                  -------------------------------------------------

Less distributions from:
 Net investment income ......................................................         --        --      (.05)       (.21)     (.20)
 Net realized gains .........................................................       (.16)     (.56)    (1.76)       (.13)     (.02)
                                                                                  -------------------------------------------------
Total distributions .........................................................       (.16)     (.56)    (1.81)       (.34)     (.22)
                                                                                  -------------------------------------------------
Net asset value, end of year ................................................     $16.15    $17.44    $13.34      $14.24    $10.81
                                                                                  =================================================

Total return(*) .............................................................     (6.36%)   35.53%     6.31%      35.40%    10.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $33,901   $29,864   $12,853      $7,575    $5,591
Ratios to average net assets:
 Expenses ...................................................................      1.24%     1.17%     1.07%        .16%        --
 Expenses excluding waiver and payments by affiliate ........................      1.24%     1.17%     1.07%        .96%      .98%
 Net investment income (loss) ...............................................       .30%     (.03%)    (.22%)      1.42%     2.12%
Portfolio turnover rate .....................................................     59.97%    50.16%    76.35%     102.65%   163.54%


(*)Total return does not reflect sales commissions or the contingent deferred sales charge,and is not annualized for periods less than one year.

                       See notes to financial statements.

44

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN MIDCAP GROWTH FUND                                                                SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.7%
(a)COMMERCIAL SERVICES 3.4%
 Convergys Corp. .....................................................................      12,000    $  223,500
 Robert Half International Inc. ......................................................      20,000       477,500
 U.S.Foodservice .....................................................................      11,000       462,688
                                                                                                      ----------
                                                                                                       1,163,688
                                                                                                      ----------
(a)CONSUMER DURABLES 1.0%
 Electronic Arts Inc. ................................................................       6,500       330,281
                                                                                                      ----------

 CONSUMER NON-DURABLES 4.9%
 Estee Lauder Cos., A ................................................................       8,300       831,038
 Hershey Foods Corp. .................................................................      10,000       526,250
(a)Tommy Hilfiger Corp. ..............................................................       4,500       314,438
                                                                                                      ----------
                                                                                                       1,671,726
                                                                                                      ----------
 CONSUMER SERVICES 11.1%
(a)Apollo Group Inc., A ..............................................................      18,000       445,500
(a)Chancellor Media Corp. ............................................................      11,800       647,525
(a)DeVry Inc. ........................................................................      21,200       559,150
 Ecolab Inc. .........................................................................      16,000       671,000
(a)Education Management Corp. ........................................................      15,800       315,013
 The McClatchy Co., A ................................................................       9,800       351,575
 MeriStar Hospitality Corp. ..........................................................      17,000       391,000
(a)Starbucks Corp. ...................................................................      10,000       369,375
                                                                                                      ----------
                                                                                                       3,750,138
                                                                                                      ----------

 ELECTRONIC TECHNOLOGY 9.7%
(a)Altera Corp. ......................................................................      11,000       794,750
 Linear Technology Corp. .............................................................      10,000       568,750
(a)Mettler-Toledo International Inc. .................................................      21,000       548,625
(a)Seagate Technology Inc. ...........................................................      11,500       320,563
(a)Synopsys Inc. .....................................................................       9,000       424,125
(a)Tellabs Inc. ......................................................................       5,800       634,557
                                                                                                      ----------
                                                                                                       3,291,370
                                                                                                      ----------

(a)ENERGY MINERALS 1.0%
 Barrett Resources Corp. .............................................................      11,500       349,313
                                                                                                      ----------

 FINANCE 16.3%
 Countrywide Credit Industries Inc. ..................................................      15,500       702,344
 Federated Investors Inc. ............................................................      32,000       514,000
 Financial Security Assurance Holdings Ltd. ..........................................       7,600       434,150
 HCC Insurance Holdings Inc. .........................................................      22,000       464,750
 National Commerce Bancorp ...........................................................      19,800       495,000
 North Fork Bancorporation Inc. ......................................................      15,300       344,250
 The PMI Group Inc. ..................................................................       7,200       401,850
 Protective Life Corp. ...............................................................      14,000       548,625
 Providian Financial Corp. ...........................................................       5,000       645,313

                                                                              45

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN MIDCAP GROWTH FUND                                                     SHARES       VALUE
------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE (CONT.)
 Reinsurance Group of America ..............................................      11,250    $  480,938
 Zions Bancorp .............................................................       7,200       480,150
                                                                                            ----------
                                                                                             5,511,370
                                                                                            ----------

 HEALTH SERVICES 2.8%
(a)Cardinal Health Inc. ....................................................       6,000       358,875
 Omnicare Inc. .............................................................      25,000       601,563
                                                                                            ----------
                                                                                               960,438
                                                                                            ----------

(a)HEALTH TECHNOLOGY 4.1%
 Centocor Inc. .............................................................       5,800       257,375
 Chiron Corp. ..............................................................      11,000       221,375
 Genzyme Corp. .............................................................       5,700       215,175
 Quintiles Transnational Corp. .............................................      10,000       405,625
 Watson Pharmaceuticals Inc. ...............................................       7,500       303,750
                                                                                            ----------
                                                                                             1,403,300
                                                                                            ----------

 INDUSTRIAL SERVICES 3.7%
(a)AES Corp. ...............................................................       9,200       460,000
 Republic Services Inc., A .................................................      21,500       442,094
 Transocean Offshore Inc. ..................................................      11,800       350,313
                                                                                            ----------
                                                                                             1,252,407
                                                                                            ----------

 PROCESS INDUSTRIES 4.4%
 AptarGroup Inc. ...........................................................      11,400       319,200
 Bowater Inc. ..............................................................       8,400       450,450
(a)Owens-Illinois Inc. .....................................................      10,100       292,900
 Sigma-Aldrich Corp. .......................................................      13,300       432,250
                                                                                            ----------
                                                                                             1,494,800
                                                                                            ----------

(a)PRODUCER MANUFACTURING 3.5%
 Gentex Corp. ..............................................................      20,200       607,263
 Weatherford International Inc. ............................................      16,600       562,325
                                                                                            ----------
                                                                                             1,169,588
                                                                                            ----------

 REAL ESTATE 3.3%
 Equity Office Properties Trust ............................................      12,400       341,775
 Equity Residential Properties Trust .......................................       8,000       370,000
 Security Capital Group Inc., B ............................................      27,000       408,375
                                                                                            ----------
                                                                                             1,120,150
                                                                                            ----------

 RETAIL TRADE 6.2%
 Family Dollar Stores Inc. .................................................      24,000       579,000
(a)Office Depot Inc. .......................................................      19,500       429,000
(a)Safeway Inc. ............................................................       6,000       323,625
 Tiffany & Co. .............................................................       9,000       756,000
                                                                                            ----------
                                                                                             2,087,625
                                                                                            ----------

46

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN MIDCAP GROWTH FUND                                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)TECHNOLOGY SERVICES 4.7%
 Affiliated Computer Services Inc., A .................................................               8,500       $   325,125
 Computer Sciences Corp. ..............................................................               6,000           357,375
 Sapient Corp. ........................................................................               7,000           439,250
 Siebel Systems Inc. ..................................................................              12,000           461,250
                                                                                                                  -----------
                                                                                                                    1,583,000
                                                                                                                  -----------

 TELECOMMUNICATIONS 2.6%
 Cincinnati Bell Inc. .................................................................              16,000           362,000
(a)Western Wireless Corp., A ..........................................................              12,500           513,274
                                                                                                                  -----------
                                                                                                                      875,274
                                                                                                                  -----------

 TRANSPORTATION 4.3%
 C.H. Robinson Worldwide Inc. .........................................................              15,600           467,025
 Expeditors International of Washington Inc. ..........................................              16,500         1,000,313
                                                                                                                  -----------
                                                                                                                    1,467,338
                                                                                                                  -----------

 UTILITIES 4.7%
 CMS Energy Corp. .....................................................................               8,500           374,000
 Baltimore Gas and Electric Co. .......................................................              10,700           300,938
 El Paso Energy Corp. .................................................................               9,500           349,125
 Montana Power Co. ....................................................................               7,700           574,131
                                                                                                                  -----------
                                                                                                                    1,598,194
                                                                                                                  -----------
 TOTAL LONG TERM INVESTMENTS (COST $25,018,148) .......................................                            31,080,000
                                                                                                                  -----------


                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 ---------
(c)REPURCHASE AGREEMENT 8.3%
 Joint Repurchase Agreement,4.862%,5/03/99,(Maturity Value
   $2,825,900) (COST $2,824,755) ......................................................          $2,824,755         2,824,755
  Barclays Capital Inc.(Maturity Value $291,831)
  Bear,Stearns & Co.Inc.(Maturity Value $159,180)
  Chase Securities Inc. (Maturity Value $291,831)
  CIBC Oppenheimer Corp.(Maturity Value $291,831)
  Deutsche Bank Securities Inc.(Maturity Value $40,241)
  Donaldson,Lufkin & Jenrette Securities Corp.(Maturity Value $291,831)
  Dresdner Kleinwort Benson,North America LLC (Maturity Value $291,831)
  Lehman Brothers Inc.(Maturity Value $291,831)
  Paine Webber Inc.(Maturity Value $291,831)
  Paribas Corp.(Maturity Value $291,831)
  UBS Securities LLC (Maturity Value $291,831)
    Collateralized by U.S.Treasury Bills & Notes
                                                                                                                  -----------
 TOTAL INVESTMENTS (COST $27,842,903) 100.0% ..........................................                            33,904,755
                                                                                                                  -----------
 OTHER ASSETS, LESS LIABILITIES .......................................................                                (3,822)
                                                                                                                  -----------
 NET ASSETS 100.0% ....................................................................                           $33,900,933
                                                                                                                  ===========

(a) Non-income producing.
(c) See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                              47

-PAGE-


FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                                                                              CLASS A
                                                                  ---------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                  ---------------------------------------------------------------
                                                                       1999          1998          1997        1996        1995
                                                                  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year ............................        $25.93        $18.96        $19.75      $14.90      $12.75
                                                                  ---------------------------------------------------------------
Income from investment operations:
 Net investment income .......................................           .06           .07           .03         .01         .03
 Net realized and unrealized gains (losses) ..................         (1.02)         7.92           .04        6.23        3.14
                                                                  ---------------------------------------------------------------
Total from investment operations .............................          (.96)         7.99           .07        6.24        3.17
                                                                  ---------------------------------------------------------------
Less distributions from:
 Net investment income .......................................          (.14)         (.09)         (.06)       (.01)       (.02)
 Net realized gains ..........................................          (.18)         (.93)         (.80)      (1.38)      (1.00)
                                                                  ---------------------------------------------------------------
Total distributions ..........................................          (.32)        (1.02)         (.86)      (1.39)      (1.02)
                                                                  ---------------------------------------------------------------
Net asset value,end of year ..................................        $24.65        $25.93        $18.96      $19.75      $14.90
                                                                  ===============================================================

Total return(*) ..............................................        (3.44%)       43.09%          .14%      44.06%      27.05%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ...............................    $4,251,284    $3,957,972    $1,071,352    $444,912     $63,010
Ratios to average net assets:
 Expenses ....................................................          .94%          .89%          .92%        .97%        .69%
 Expenses excluding waiver and payments by affiliate .........          .94%          .89%          .92%       1.00%       1.16%
 Net investment income .......................................          .30%          .32%          .10%        .09%        .25%
Portfolio turnover rate ......................................        46.73%        42.97%        55.27%      87.92%     104.84%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

48

-PAGE-
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                           CLASS C
                                                                  ------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                                  ------------------------------------------------------
                                                                       1999          1998          1997        1996(5)
                                                                  ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year ............................        $25.59        $18.78        $19.66      $17.94
                                                                  ------------------------------------------------------
Income from investment operations:
 Net investment loss .........................................          (.09)         (.02)         (.05)       (.03)
 Net realized and unrealized gains (losses) ..................         (1.00)         7.76          (.03)       2.71
                                                                  ------------------------------------------------------
Total from investment operations .............................         (1.09)         7.74          (.08)       2.68
                                                                  ------------------------------------------------------
Less distributions from net realized gains ...................          (.18)         (.93)         (.80)       (.96)
                                                                  ------------------------------------------------------
Net asset value,end of year ..................................        $24.32        $25.59        $18.78      $19.66
                                                                  ======================================================

Total return(*) ..............................................        (4.08%)       42.06%         (.65%)     15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ...............................      $764,715      $731,707      $146,164     $24,102
Ratios to average net assets:
 Expenses ....................................................         1.69%         1.64%         1.69%       1.76%(2)
 Net investment loss .........................................         (.44%)        (.42%)        (.70%)      (.69%)(2)
Portfolio turnover rate ......................................        46.73%        42.97%        55.27%      87.92%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge,and is not annualized for periods less than one year.
(2) Annualized
(5) For the period October 1,1995 (effective date) to April 30,1996.

                                                                              49

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                           ---------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                           ---------------------------------------------
                                                                               1999            1998           1997(6)
                                                                           ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year .....................................      $  26.01        $  18.97        $ 20.48
                                                                           ---------------------------------------------
Income from investment operations:
 Net investment income ................................................           .10             .09            .01
 Net realized and unrealized gains (losses) ...........................         (1.00)           8.01          (1.52)
                                                                           ---------------------------------------------
Total from investment operations ......................................          (.90)           8.10          (1.51)
                                                                           ---------------------------------------------

Less distributions from:
 Net investment income ................................................          (.20)           (.13)            --
 Net realized gains ...................................................          (.18)           (.93)            --
                                                                           ---------------------------------------------
Total distributions ...................................................          (.38)          (1.06)            --
                                                                           ---------------------------------------------
Net asset value,end of year ...........................................      $  24.73        $  26.01        $ 18.97
                                                                           =============================================

Total return(*) .......................................................         (3.12%)         43.68%         (7.37%)

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ........................................      $168,055        $118,683        $18,777
Ratios to average net assets:
 Expenses .............................................................           .69%            .64%           .69%(2)
 Net investment income ................................................           .56%            .58%           .30%(2)
Portfolio turnover rate ...............................................         46.73%          42.97%         55.27%

(*) Total return is not annualized for periods less than one year.
(2 )Annualized
(6) For the period January 2,1997 (effective date) to April 30,1997.

                       See notes to financial statements.

50

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

                                                                             SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                              RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS 90.1%
  COMMERCIAL SERVICES 2.2%
 (a)24/7 Media Inc. .................................................        415,400     $ 18,485,300
 (a)AnswerThink Consulting Group Inc. ...............................         75,000        1,664,063
(a,d)Applied Graphics Technologies Inc. .............................      1,319,000       13,354,875
 (a)The Corporate Executive Board Co. ...............................         93,500        2,629,688
 (a)Lamar Advertising Co., A ........................................        402,800       13,544,150
 (a)NetGravity Inc. .................................................         79,200        3,202,650
  Norrell Corp. .....................................................        931,100       13,966,500
 (a)NOVA Corp. ......................................................        888,800       23,108,800
 (a)RemedyTemp Inc., A ..............................................        319,300        3,731,819
(a,d)SOS Staffing Services Inc. .....................................        872,400        6,106,800
 (a)Sylvan Learning Systems Inc. ....................................        687,900       17,283,488
                                                                                         ------------
                                                                                          117,078,133
                                                                                         ------------
 (a)CONSUMER DURABLES .5%
 (d)Activision Inc. .................................................      1,294,400       13,510,300
  Electronic Arts Inc. ..............................................        200,000       10,162,500
                                                                                         ------------
                                                                                           23,672,800
                                                                                         ------------
  CONSUMER NON-DURABLES 2.2%
  Alberto-Culver Co., A .............................................        585,200       13,240,150
 (a)Gerber Childrenswear Inc. .......................................        360,000        2,790,000
 (a)Sola International Inc. .........................................        509,800        7,583,275
 (a)Tommy Hilfiger Corp. ............................................        898,900       62,810,638
(a,d)Tropical Sportswear International Corp. ........................        400,500        8,785,969
  Wolverine World Wide Inc. .........................................      1,575,500       18,906,000
                                                                                         ------------
                                                                                          114,116,032
                                                                                         ------------
  CONSUMER SERVICES 5.2%
 (a)BEA Systems Inc. ................................................      1,873,200       28,332,150
(a,d)Cumulus Media Inc., A ..........................................        785,000       12,707,188
 (a)DeVry Inc. ......................................................      1,064,800       28,084,100
 (a)Foodmaker Inc. ..................................................        411,400        9,925,025
 (a)Harrah's Entertainment Inc. .....................................      1,170,600       25,753,200
 (a)Jones Intercable Inc. ...........................................         12,500          565,625
 (a)Jones Intercable Inc., A ........................................        174,600        8,097,075
  MeriStar Hospitality Corp. ........................................      2,330,000       53,590,000
(a,d)MeriStar Hotels & Resorts Inc. .................................      1,330,000        4,821,250
(a,d)Prime Hospitality Corp. ........................................      3,020,500       36,812,344
 (a)SFX Entertainment Inc. ..........................................        587,000       36,247,250
 (a)Sotheby's Holdings Inc., A ......................................        375,000       15,984,375
 (a)Vail Resorts Inc. ...............................................        370,500        7,178,438
                                                                                         ------------
                                                                                          268,098,020
                                                                                         ------------
  ELECTRONIC TECHNOLOGY 21.1%
 (a)Advanced Energy Industries Inc. .................................        916,600       25,378,363
 (a)Aspect Telecommunications Corp. .................................      1,065,000        8,486,772
(a,d)AVT Corp. ......................................................        837,400       22,766,813
 (a)Catapult Communications Corp. ...................................        627,000        9,757,688
(a,d)Coherent Inc. ..................................................      1,763,400       26,230,575

                                                                              51

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                  SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                   RIGHTS            VALUE
------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
(a,d)Com21 Inc. ...........................................................      1,294,000    $   40,275,750
 (a)Conexant Systems Inc. .................................................        218,300         8,895,725
 (a)Cymer Inc. ............................................................         50,000           912,500
  EG&G Inc. ...............................................................        400,000        12,500,000
 (a)Electro Scientific Industries Inc. ....................................        275,000        10,484,375
 (a)Etec Systems Inc. .....................................................        654,000        20,192,250
 (a)Excel Switching Corp. .................................................        733,300        15,215,975
 (a)First Virtual Corp. ...................................................        400,000         2,700,000
 (a)Flextronics International Ltd. ........................................        850,000        39,684,375
(a,d)FLIR Systems Inc. ....................................................      1,028,600        14,143,250
 (a)Gemstar International Group Ltd. ......................................        883,300        93,077,738
(a,d)H.T.E. Inc ...........................................................      1,227,100         3,604,606
 (a)Harmonic Lightwaves Inc. ..............................................        600,100        27,379,563
 (a)hi/fn Inc. ............................................................         52,500         2,835,000
(a,d)Itron Inc. ...........................................................      1,159,800         9,568,350
 (a)Jabil Circuit Inc. ....................................................        943,400        43,927,063
(a,d)Javelin Systems Inc. .................................................        499,100         5,864,425
(a,d)Komag Inc. ...........................................................      4,207,100        15,776,625
(a,d)Ladish Co.Inc ........................................................        971,600         6,497,575
 (a)Level One Communications Inc. .........................................        675,000        34,678,125
 (a)Mettler-Toledo International Inc. .....................................      1,886,600        49,287,425
 (a)Micrel Inc. ...........................................................         82,400         4,851,300
(a,d)Natural Microsystems Corp. ...........................................        646,600         3,313,825
 (d)Newport Corp. .........................................................        512,500         6,406,250
 (a)Novellus Systems Inc. .................................................        306,100        14,463,225
(a,d)Perceptron Inc. ......................................................        793,500         4,314,656
 (a)Photronics Inc. .......................................................        587,500        14,063,281
 (a)PLX Technology Inc. ...................................................         89,200         1,728,250
 (a)PMC-Sierra Inc. .......................................................        915,300        87,754,388
 (a)Power Integrations Inc. ...............................................        500,000        19,625,000
 (a)Proxim Inc. ...........................................................        101,600         3,911,600
 (a)Sanmina Corp. .........................................................        423,200        28,089,900
(a,d)Security Dynamics ....................................................      2,445,000        53,178,750
 (a)SIPEX Corp. ...........................................................        450,000         6,300,000
(a,d)Spectra-Physics Lasers Inc. ..........................................      1,016,300         9,273,738
 (a)Synopsys Inc. .........................................................      1,405,000        66,210,625
 (a)Tekelec ...............................................................      2,608,500        23,558,146
 (a)Terayon Communication Systems Inc. ....................................        186,800         7,542,050
 (a)TranSwitch Corp. ......................................................        205,400         9,037,600
 (a)TriStar Aerospace Co. .................................................        490,700         5,213,688
 (a)Uniphase Corp. ........................................................        858,600       104,212,575
 (a)Waters Corp. ..........................................................        619,800        65,156,475
 (a)Western Digital Corp. .................................................        824,300         6,542,881
                                                                                              --------------
                                                                                               1,094,869,109
                                                                                              --------------
  ENERGY MINERALS 4.0%
(a,d)Barrett Resources Corp. ..............................................      1,790,900        54,398,588
 (a)Denbury Resources Inc. ................................................      1,003,800         4,768,050

52

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                    SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                     RIGHTS           VALUE
-------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  ENERGY MINERALS (CONT.)
(a,d)Newfield Exploration Co. ...............................................      2,338,600     $ 62,849,875
(a,d)Nuevo Energy Co. .......................................................      1,075,500       17,073,563
  Range Resources Corp. .....................................................      1,990,000       10,198,750
  Snyder Oil Corp. ..........................................................        828,000       15,059,250
 (a)Titan Exploration Inc. ..................................................      1,645,700        9,257,063
(a,d)Tom Brown Inc. .........................................................      2,095,800       31,306,013
                                                                                                 ------------
                                                                                                  204,911,152
                                                                                                 ------------
  FINANCE 12.0%
 (a)Affiliated Managers Group Inc. ..........................................        903,400       26,255,063
  Allied Capital Corp. ......................................................        667,000       12,006,000
 (a)Amerin Corp. ............................................................      1,085,500       25,441,406
  Bank United Corp. .........................................................      1,000,000       40,375,000
 (a)E*TRADE Group Inc. ......................................................        571,400       65,996,700
  E.W.Blanch Holdings Inc. ..................................................        140,000        8,242,500
  Espirito Santo Financial Group SA,ADR (Luxembourg) ........................        801,500       12,924,187
  EVEREN Capital Corp. ......................................................        660,600       19,405,125
  Federated Investors Inc. ..................................................      2,255,600       36,230,575
  Financial Security Assurance Holdings Ltd. ................................      1,069,300       61,083,763
  Freedom Securities Corp. ..................................................        396,800        7,216,800
 (a)Golden State Bancorp Inc. ...............................................      2,000,000       49,125,000
 (a)Hambrecht & Quist Group .................................................        400,000       14,100,000
  HCC Insurance Holdings Inc. ...............................................        696,500       14,713,563
 (a)HealthCare Financial Partners Inc. ......................................        663,900       22,406,625
  Heller Financial Inc. .....................................................        461,100       12,507,338
 (a)Knight/Trimark Group Inc., A ............................................        318,500       48,790,219
  Life USA Holding Inc. .....................................................        292,800        2,928,000
 (a)Mutual Risk Management Ltd. .............................................        349,100       13,571,263
  Reinsurance Group of America ..............................................        894,900       38,256,975
 (a)Risk Capital Holdings Inc. ..............................................        751,900       10,902,550
  Scor (France) .............................................................        245,226       12,245,474
(a,d)Silicon Valley Bancshares ..............................................      1,293,600       22,718,850
 (a)TeleBanc Financial Corp. ................................................        257,600       26,693,800
  Westamerica Bancorp .......................................................        472,700       15,776,363
                                                                                                 ------------
                                                                                                  619,913,139
                                                                                                 ------------
 (a)HEALTH SERVICES 2.5%
  American Dental Partners Inc. .............................................        266,200        2,562,175
  Beverly Enterprises Inc. ..................................................      2,131,800       13,856,700
  Eclipsys Corp. ............................................................         21,551          474,122
  Integrated Health Services Inc. ...........................................        900,000        4,331,250
  New American Healthcare Corp. .............................................        382,800          574,200
  PAREXEL International Corp. ...............................................      1,000,000       24,062,500
  Pediatrix Medical Group Inc. ..............................................        558,600       10,578,488
 (d)Pharmaceutical Product Development Inc. .................................      1,300,000       37,862,500
  Renal Care Group Inc. .....................................................      1,303,800       27,216,825

                                                                              53

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999(CONT.)

                                                                              SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                               RIGHTS         VALUE
------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
 (a)HEALTH SERVICES (CONT.)
  Sabratek Corp. .....................................................        195,000     $  3,180,938
  Total Renal Care Holdings Inc. .....................................        237,366        3,293,453
                                                                                          ------------
                                                                                           127,993,151
                                                                                          ------------
  HEALTH TECHNOLOGY 1.2%
 (a)Heska Corp. ......................................................        605,300        2,345,538
 (a)Incyte Pharmaceuticals Inc. ......................................         41,200          744,175
 (a)Inhale Therapeutic Systems Inc. ..................................        811,000       23,316,250
  Mentor Corp. .......................................................        295,300        4,281,850
 (a)OrthoLogic Corp. .................................................      1,202,600        3,607,800
(a,d)Serologicals Corp. ..............................................      2,022,700       15,170,250
 (a)SkyePharma PLC, ADR (United Kingdom) .............................        229,190        2,320,549
 (a)SkyePharma PLC, rts., 3/31/00 (United Kingdom) ...................        785,500                0
 (a)Zonagen Inc. .....................................................        438,800       10,037,550
                                                                                          ------------
                                                                                            61,823,962
                                                                                          ------------
 (a)INDUSTRIAL SERVICES 5.0%
 (d)Atwood Oceanics Inc. .............................................      1,216,600       42,428,925
  Casella Waste Systems Inc., A ......................................        319,600        7,990,000
 (d)Catalytica Inc. ..................................................      1,965,733       26,905,970
 (d)Core Laboratories NV (Netherlands) ...............................      1,632,400       29,383,200
  KTI Inc. ...........................................................         72,500          725,000
  Marine Drilling Cos. Inc ...........................................      1,062,400       18,260,000
  Safety-Kleen Corp. .................................................      1,138,200       18,068,925
  Tuboscope Inc. .....................................................      2,000,000       27,250,000
 (d)US Liquids Inc. ..................................................      1,500,800       30,391,200
 (d)Varco International Inc. .........................................      5,162,500       58,400,781
                                                                                          ------------
                                                                                           259,804,001
                                                                                          ------------
  NON-ENERGY MINERALS .5%
  Carpenter Technology Corp. .........................................        800,000       25,050,000
                                                                                          ------------

  PROCESS INDUSTRIES .8%
  ChemFirst Inc. .....................................................        764,900       18,261,988
 (a)CUNO Inc. ........................................................        420,000        7,691,250
  Optical Coating Laboratory Inc. ....................................        272,900       16,817,463
                                                                                          ------------
                                                                                            42,770,701
                                                                                          ------------
  PRODUCER MANUFACTURING 3.3%
 (a)Cable Design Technologies ........................................        300,000        4,462,500
 (a)Gentex Corp. .....................................................      1,986,100       59,707,131
 (d)Gibraltar Steel Corp. ............................................      1,012,800       23,737,500
  JLG Industries Inc. ................................................      1,262,700       20,282,119
 (a)Polycom Inc. .....................................................         93,700        2,289,794
  Reliance Steel & Aluminum Co. ......................................        830,000       30,243,125
  Roper Industries Inc. ..............................................      1,033,800       29,463,300
                                                                                          ------------
                                                                                           170,185,469
                                                                                          ------------

54

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                               SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  REAL ESTATE 2.5%

 Arden Realty Inc. .....................................................      1,330,400     $ 33,260,000
 Camden Property Trust .................................................      1,200,000       32,400,000
 Colonial Properties Trust .............................................        273,400        7,484,325
 FelCor Lodging Trust Inc. .............................................        687,300       16,452,244
 Glenborough Realty Trust Inc. .........................................        865,500       14,875,781
(d)Innkeepers USA Trust ................................................      2,102,800       21,685,125
 SL Green Realty Corp. .................................................        394,100        7,832,738
                                                                                            ------------
                                                                                             133,990,213
                                                                                            ------------
(a)RETAIL TRADE 1.3%
 Beyond.com Corp. ......................................................      1,106,100       32,560,819
 Claire's Stores Inc. ..................................................        612,800       20,299,000
 Guitar Center Inc. ....................................................        916,800       14,325,000
                                                                                            ------------
                                                                                              67,184,819
                                                                                            ------------
(a)TECHNOLOGY SERVICES 16.9%
 Affiliated Computer Services Inc., A ..................................      1,662,300       63,582,975
(b)AppliedTheory Corp. .................................................         14,100          289,050
 Aspen Technologies Inc. ...............................................         60,600          518,888
 Brightpoint Inc. ......................................................        550,000        3,385,965
 Brio Technology Inc. ..................................................        369,000        5,166,000
 BroadVision Inc. ......................................................        444,700       25,820,394
 Check Point Software Technologies Ltd. (Israel) .......................        291,500       10,275,375
 Citrix Systems Inc. ...................................................        600,000       25,500,000
 Complete Business Solutions Inc. ......................................        390,900        8,746,388
 Concord Communications Inc. ...........................................        450,000       20,137,500
 Deltek Systems Inc. ...................................................        448,100        3,864,862
 Documentum Inc. .......................................................        750,000       11,718,750
 Doubleclick Inc. ......................................................        394,400       55,142,050
 EarthLink Network Inc. ................................................        500,000       34,468,750
 Entrust Technologies Inc. .............................................      1,307,200       32,189,800
 Exodus Communications Inc. ............................................        149,400       13,464,675
 Harbinger Corp. .......................................................        124,600        1,362,812
(d)HNC Software Inc. ...................................................      1,348,200       28,986,283
 i2 Technologies Inc. ..................................................      1,979,000       67,038,625
 Information Advantage Inc. ............................................        362,100        1,719,975
(d)Integrated Systems Inc. .............................................      1,857,200       25,304,350
 International Network Services ........................................      1,355,550       51,510,900
 InterVU Inc. ..........................................................        115,000        6,210,000
 Intuit Inc. ...........................................................        505,400       43,527,575
 ISS Group Inc. ........................................................        100,200        5,316,863
 Legato Systems Inc. ...................................................        613,500       24,808,406
(b)Marimba Inc. ........................................................         16,400          996,300
(d)Micromuse Inc. ......................................................        960,000       33,060,000
(d)MicroStrategy Inc. ..................................................        426,100        7,350,225
 Mpath Interactive Inc. ................................................         35,000        1,378,125
 Proxicom Inc. .........................................................        145,500        3,264,656
 Sapient Corp. .........................................................        623,900       39,149,725

                                                                              55

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                    SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                     RIGHTS           VALUE
---------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
 (a)TECHNOLOGY SERVICES (CONT.)
  Serena Software Inc. ................................................             501,800      $    5,143,450
  SS&C Technologies Inc. ..............................................             171,000           2,458,125
  Transaction Systems Architects Inc. .................................             658,900          21,373,069
  Vantive Corp. .......................................................             970,400           7,763,200
  Verio Inc. ..........................................................             936,600          66,498,600
  VERITAS Software Corp. ..............................................             551,700          39,170,700
  Vignette Corp. ......................................................             154,200          14,649,000
  Visio Corp. .........................................................             204,400           5,518,800
  Whittman-Hart Inc. ..................................................           1,041,500          29,422,375
  Wind River Systems Inc. .............................................           1,966,500          29,497,500
                                                                                                 --------------
                                                                                                    876,751,061
                                                                                                 --------------
 (a)TELECOMMUNICATIONS 5.2%
  ICG Communications Inc. .............................................           1,599,100          35,280,144
  MetroNet Communications Corp., B (Canada) ...........................             113,800           6,315,900
  Millicom International Cellular SA (Luxembourg) .....................           1,465,200          50,549,400
 (d)Pacific Gateway Exchange Inc. .....................................           1,015,700          40,628,000
  Pinnacle Holdings Inc. ..............................................           1,075,900          22,055,950
  Primus Telecommunications Group Inc. ................................           1,406,100          23,464,294
  Rhythms NetConnections Inc. .........................................              50,900           4,199,250
 (d)Rural Cellular Corp., A ...........................................             690,800          12,261,700
  Western Wireless Corp., A ...........................................           1,869,200          76,754,025
                                                                                                 --------------
                                                                                                    271,508,663
                                                                                                 --------------
  TRANSPORTATION 3.7%
  Air Express International Corp. .....................................             911,000          19,928,125
 (a)Alaska Air Group Inc. .............................................             175,000           7,710,938
(a,d)Atlantic Coast Airlines Inc. .....................................           1,400,000          43,225,000
  C.H. Robinson Worldwide Inc. ........................................           1,046,200          31,320,613
 (d)Expeditors International of Washington Inc. .......................           1,281,100          77,666,688
(a,d)Mesa Air Group Inc. ..............................................           1,467,200           9,903,600
 (a)Mesaba Holdings Inc. ..............................................             189,500           2,759,594
                                                                                                 --------------
                                                                                                    192,514,558
                                                                                                 --------------
  TOTAL COMMON STOCKS AND RIGHTS (COST $4,013,248,760) ................                           4,672,234,983
                                                                                                 --------------


                                                                                PRINCIPAL
                                                                                  AMOUNT
 (a)CONVERTIBLE BONDS .4%
  AMF Bowling Inc., cvt., zero cpn., A, 5/12/18 .......................      $   12,900,000           1,451,250
  Citrix Systems Inc., cvt., zero cpn., A, 3/22/19 ....................          30,000,000          11,475,000
  Western Digital Corp., cvt. sub. deb., zero cpn., 144A, 2/18/18 .....          23,800,000           5,146,750
                                                                                                 --------------
  TOTAL CONVERTIBLE BONDS (COST $23,169,030) ..........................                              18,073,000
                                                                                                 --------------
  TOTAL LONG TERM INVESTMENTS (COST $4,036,417,790) ...................                           4,690,307,983
                                                                                                 --------------

56

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS,APRIL 30,1999(CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN SMALL CAP GROWTH FUND                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
 (c)REPURCHASE AGREEMENT 11.5%
  Joint Repurchase Agreement, 4.862%, 5/03/99, (Maturity Value $597,901,606)
    (COST $597,659,458) .................................................................      $597,659,458       $  597,659,458
   Barclays Capital Inc. (Maturity Value $61,745,299)
   Bear,Stearns & Co. Inc. (Maturity Value $33,679,797)
   Chase Securities Inc. (Maturity Value $61,745,299)
   CIBC Oppenheimer Corp. (Maturity Value $61,745,299)
   Deutsche Bank Securities Inc. (Maturity Value $8,514,118)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $61,745,299)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $61,745,299)
   Lehman Brothers Inc. (Maturity Value $61,745,299)
   Paine Webber Inc. (Maturity Value $61,745,299)
   Paribas Corp. (Maturity Value $61,745,299)
   UBS Securities LLC (Maturity Value $61,745,299)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $4,634,077,248) 102.0% ........................................                          5,287,967,441
  OTHER ASSETS, LESS LIABILITIES (2.0%) .................................................                           (103,912,949)
                                                                                                                  ---------------
  NET ASSETS 100.0% .....................................................................                         $5,184,054,492
                                                                                                                  ===============

(a) Non-income producing.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 1(c) regarding joint repurchase agreement.
(d) See Note 6 regarding holdings of 5% voting securities.

                       See notes to financial statements.

                                                                              57

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30,1999

                                                                            FRANKLIN                                FRANKLIN
                                                           FRANKLIN        CALIFORNIA        FRANKLIN MIDCAP        SMALL CAP
                                                        BLUE CHIP FUND     GROWTH FUND         GROWTH FUND         GROWTH FUND
                                                        -------------------------------------------------------------------------
 Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................    $43,957,346      $635,266,842         $25,018,148        $2,828,627,473
  Cost - Non-controlled affiliated issuers ..........             --         7,344,207                  --         1,207,790,317
                                                        =========================================================================
  Value - Unaffiliated issuers ......................     50,236,368       867,208,716          31,080,000         3,620,295,883
  Value - Non-controlled affiliated issuers .........             --         4,675,000                  --         1,070,012,100
 Repurchase agreements, at value and cost ...........      6,718,080        66,253,037           2,824,755           597,659,458
 Receivables:
  Investment securities sold ........................      1,075,957        16,021,865                  --             9,039,659
  Capital shares sold ...............................        316,948         1,463,068             107,597            36,010,668
  Dividends and interest ............................         38,434           261,825              21,899               802,876
                                                        -------------------------------------------------------------------------
      Total assets ..................................     58,385,787       955,883,511          34,034,251         5,333,820,644
                                                        -------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................      3,275,081         7,889,941                  --            14,883,739
  Capital shares redeemed ...........................         30,105         2,799,040              48,761            18,990,777
  Affiliates ........................................         62,946         1,426,018              45,130             7,070,552
  Shareholders ......................................         91,900         1,165,595              34,260             2,911,828
 Payable upon return of securities loaned (Note 7) ..             --                --                  --           105,416,707
 Other liabilities ..................................         45,290            38,273               5,167               492,549
                                                        -------------------------------------------------------------------------
      Total liabilities .............................      3,505,322        13,318,867             133,318           149,766,152
                                                        -------------------------------------------------------------------------
       Net assets, at value .........................    $54,880,465      $942,564,644         $33,900,933        $5,184,054,492
                                                        =========================================================================
Net assets consist of:
 Undistributed net investment income ................    $    70,790      $  2,370,910         $    91,060        $    8,828,268
 Net unrealized appreciation ........................      6,282,971       229,272,667           6,061,852           653,890,193
 Accumulated net realized gain (loss) ...............      1,075,396       (60,904,619)         (1,577,405)         (112,385,116)
 Capital shares .....................................     47,451,308       771,825,686          29,325,426         4,633,721,147
                                                        -------------------------------------------------------------------------
Net assets, at value ................................    $54,880,465      $942,564,644         $33,900,933        $5,184,054,492
                                                        =========================================================================

                       See notes to financial statements.

58

-PAGE-

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30,1999

                                                                             FRANKLIN                                FRANKLIN
                                                        FRANKLIN            CALIFORNIA      FRANKLIN MIDCAP          SMALL CAP
                                                      BLUE CHIP FUND        GROWTH FUND       GROWTH FUND           GROWTH FUND
                                                      --------------------------------------------------------------------------
CLASS A:
Net assets, at value ............................      $54,880,465         $780,597,663       $33,900,933         $4,251,284,028
                                                      ==========================================================================
Shares outstanding ..............................        3,809,111           30,235,845         2,098,874            172,471,799
                                                      ==========================================================================
Net asset value per share(*) ....................           $14.41               $25.82            $16.15                  $4.65
                                                      ==========================================================================
Maximum offering price per share
 (net asset value per share / 94.25%) ...........           $15.29               $27.40            $17.14                 $26.15
                                                      ==========================================================================

CLASS B:
Net assets, at value ............................               --         $  2,656,978                --                     --
                                                      ==========================================================================
Shares outstanding ..............................               --              103,179                --                     --
                                                      ==========================================================================
Net asset value and maximum offering price
  per share(*) ..................................               --               $25.75                --                     --
                                                      ==========================================================================

CLASS C:
Net assets, at value ............................               --         $159,310,003                --         $  764,715,028
                                                      ==========================================================================
Shares outstanding ..............................               --            6,215,360                --             31,445,648
                                                      ==========================================================================
Net asset value per share(*) ....................               --               $25.63                --                 $24.32
                                                      ==========================================================================
Maximum offering price per share
 (net asset value per share / 99.00%) ...........               --               $25.89                --                 $24.57
                                                      ==========================================================================

ADVISOR CLASS:
Net assets, at value ............................               --                   --                --         $  168,055,436
                                                      ==========================================================================
Shares outstanding ..............................               --                   --                --              6,794,290
                                                      ==========================================================================
Net asset value and maximum offering price
  per share .....................................               --                   --                --                 $24.73
                                                      ==========================================================================

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

                                                                              59

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

                                                                                   FRANKLIN        FRANKLIN         FRANKLIN
                                                                   FRANKLIN       CALIFORNIA        MIDCAP          SMALL CAP
                                                                BLUE CHIP FUND    GROWTH FUND     GROWTH FUND      GROWTH FUND
                                                                ----------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers(*) ....................................    $  276,198     $  8,133,002     $   274,569     $  21,631,143
  Non-controlled affiliated issuers (Note 6) .................            --               --              --         4,948,935
 Interest ....................................................       214,910        3,904,360         198,932        29,500,709
                                                                ----------------------------------------------------------------
      Total investment income ................................       491,108       12,037,362         473,501        56,080,787
                                                                ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................................       205,441        4,066,764         199,753        20,630,510
 Distribution fees (Note 3)
  Class A ....................................................        82,646        1,783,516          78,777         9,197,204
  Class B ....................................................            --            3,974              --                --
  Class C ....................................................            --        1,357,061              --         6,943,308
 Transfer agent fees (Note 3) ................................        80,316        1,736,957          65,427         7,621,758
 Custodian fees ..............................................           881            8,734             280            61,706
 Reports to shareholders .....................................        15,111          342,008          13,728         1,314,529
 Registration and filing fees ................................        21,593          188,893          20,539         1,155,720
 Professional fees ...........................................         1,684           27,128           1,866           156,470
 Trustees' fees and expenses .................................           358           11,711             446            61,599
 Other .......................................................         4,431           14,963             667            73,461
                                                                ----------------------------------------------------------------
      Total expenses .........................................       412,461        9,541,709         381,483        47,216,265
      Expenses waived/paid by affiliate (Note 3) .............       (71,389)              --              --                --
                                                                ----------------------------------------------------------------
       Net expenses ..........................................       341,072        9,541,709         381,483        47,216,265
                                                                ----------------------------------------------------------------
        Net investment income ................................       150,036        2,495,653          92,018         8,864,522
                                                                ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain loss) from:
  Investments in unaffiliated issuers ........................     1,503,611      (60,704,565)     (1,550,328)        4,475,296
  Investments in non-controlled affiliated issuers (Note 6) ..            --          (22,198)             --      (114,318,769)
  Foreign currency transactions ..............................        (4,153)              --              --           (20,032)
                                                                ----------------------------------------------------------------
      Net realized gain (loss) ...............................     1,499,458      (60,726,763)     (1,550,328)     (109,863,505)
 Net unrealized appreciation on:
  Investments ................................................     3,966,983      115,471,275          72,048         7,888,123
  Translation of assets and liabilities denominated in
    foreign currencies .......................................         7,905               --              --                --
                                                                ----------------------------------------------------------------
      Net unrealized appreciation ............................     3,974,888      115,471,275          72,048          7,888,123
                                                                ----------------------------------------------------------------
 Net realized and unrealized gain (loss) .....................     5,474,346       54,744,512      (1,478,280)      (101,975,382)
                                                                ----------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations .................................................    $5,624,382     $ 57,240,165     $(1,386,262)    $  (93,110,860)
                                                                ================================================================


(*)Net of foreign taxes and fees of $13,767,$424, and $78,512 for the Franklin
   Blue Chip Fund, Franklin MidCap Growth Fund, and Franklin Small Cap Growth Fund, respectively.

                       See notes to financial statements.

60

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1999 AND 1998

                                                                                FRANKLIN                        FRANKLIN
                                                                              BLUE CHIP FUND             CALIFORNIA GROWTH FUND
                                                                            1999          1998            1999            1998
                                                                        ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................   $   150,036   $   109,740    $  2,495,653    $  3,338,627
  Net realized gain (loss) from investments and
   foreign currency transactions ....................................     1,499,458      (371,433)    (60,726,763)     42,533,146
  Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies ............................................     3,974,888     2,021,063     115,471,275     104,216,403
                                                                        ---------------------------------------------------------
      Net increase in net assets resulting from
       operations ...................................................     5,624,382     1,759,370      57,240,165     150,088,176
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................      (126,476)      (61,919)     (4,374,577)     (2,778,436)
   Class C ..........................................................            --            --            (606)        (56,235)
  Net realized gains:
   Class A ..........................................................            --       (81,033)    (15,717,424)    (20,449,548)
   Class C ..........................................................            --            --      (3,127,611)     (2,848,861)
                                                                        ---------------------------------------------------------
 Total distributions to shareholders ................................      (126,476)     (142,952)    (23,220,218)    (26,133,080)
 Capital share transactions: (Note 2)
  Class A ...........................................................    32,546,439     9,619,758      32,435,619     328,134,373
  Class B ...........................................................            --            --       2,564,716              --
  Class C ...........................................................            --            --      29,589,278      84,411,109
                                                                        ---------------------------------------------------------
 Total capital share transactions ...................................    32,546,439     9,619,758      64,589,613     412,545,482
      Net increase in net assets ....................................    38,044,345    11,236,176      98,609,560     536,500,578
Net assets:
 Beginning of year ..................................................    16,836,120     5,599,944     843,955,084     307,454,506
                                                                        ---------------------------------------------------------
 End of year ........................................................   $54,880,465   $16,836,120    $942,564,644    $843,955,084
                                                                        =========================================================
Undistributed net investment income included in net assets:
  End of year .......................................................   $    70,790   $    51,383    $  2,370,910    $  1,171,577
                                                                        =========================================================

                       See notes to financial statements.

                                                                              61

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30,1999 AND 1998

                                                                      FRANKLIN                             FRANKLIN
                                                                  MIDCAP GROWTH FUND                SMALL CAP GROWTH FUND
                                                             -------------------------------------------------------------------
                                                                 1999           1998                1999              1998
                                                             -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................    $    92,018    $    (6,092)      $    8,864,522     $    6,367,212
  Net realized gain (loss) from investments and
   foreign currency transactions ........................     (1,550,328)       899,279         (109,863,505)       168,905,582
  Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies ................................         72,048      4,795,383            7,888,123        660,877,005
                                                             -------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ..................................     (1,386,262)     5,688,570          (93,110,860)       836,149,799
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................             --             --          (24,920,845)       (10,251,644)
   Advisor Class ........................................             --             --           (1,373,343)          (376,164)
  Net realized gains:
   Class A ..............................................       (347,614)      (759,611)         (31,374,289)      (103,290,267)
   Class C ..............................................             --             --           (6,067,928)       (19,206,121)
   Advisor Class ........................................             --             --           (1,280,976)        (2,705,237)
                                                             -------------------------------------------------------------------
 Total distributions to shareholders ....................       (347,614)      (759,611)         (65,017,381)      (135,829,433)
 Capital share transactions:(Note 2)
  Class A ...............................................      5,771,147     12,082,084          418,158,255      2,294,635,207
  Class C ...............................................             --             --           64,646,406        492,492,347
  Advisor Class .........................................             --             --           51,015,284         84,621,122
                                                             -------------------------------------------------------------------
 Total capital share transactions .......................      5,771,147     12,082,084          533,819,945      2,871,748,676
      Net increase in net assets ........................      4,037,271     17,011,043          375,691,704      3,572,069,042
Net assets
 Beginning of year ......................................     29,863,662     12,852,619        4,808,362,788      1,236,293,746
                                                             -------------------------------------------------------------------
 End of year ............................................    $33,900,933    $29,863,662       $5,184,054,492     $4,808,362,788
                                                             ==================================================================
Undistributed net investment income included in net
  assets:
  End of year ...........................................    $    91,060    $        --       $    8,828,268     $
                                                             ==================================================================

                       See notes to financial statements.

62

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of ten separate series (the Funds). All Funds included in this report are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:
The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1999, all outstanding repurchase agreements had been entered into on that date.

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS,INVESTMENT INCOME,EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              63

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin California Growth Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                            CLASS A, CLASS C, & ADVISOR CLASS                 CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------------
Franklin Blue Chip Fund            Franklin Small Cap Growth Fund                    Franklin California Growth Fund
Franklin MidCap Growth Fund

At April 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                        FRANKLIN                              FRANKLIN
                                                                     BLUE CHIP FUND                    CALIFORNIA GROWTH FUND
                                                               -------------------------------------------------------------------
                                                                 SHARES          AMOUNT                SHARES          AMOUNT
                                                               -------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30,1999
 Shares sold ..............................................     3,618,266      $47,414,962            16,494,382    $ 386,947,861
 Shares issued in reinvestment of distributions ...........         8,472          105,717               825,009       18,676,674
 Shares redeemed ..........................................    (1,168,867)     (14,974,240)          (15,966,155)    (373,188,916)
                                                               -------------------------------------------------------------------
 Net increase .............................................     2,457,871      $32,546,439             1,353,236    $  32,435,619
                                                               ===================================================================

Year ended April 30,1998
 Shares sold ..............................................     1,118,441      $12,925,246            20,145,76     $ 465,817,703
 Shares issued in reinvestment of distributions ...........        12,437          135,809              978,677        21,399,872
 Shares redeemed ..........................................      (295,806)      (3,441,297)          (6,859,634)     (159,083,202)
                                                               -------------------------------------------------------------------
 Net increase .............................................       835,072      $ 9,619,758           14,264,811     $ 328,134,373
                                                               ===================================================================

64

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN
                                                            CALIFORNIA GROWTH FUND
                                                         -----------------------------
                                                            SHARES           AMOUNT
                                                         -----------------------------
CLASS B SHARES:
Year ended April 30,1999(1)
 Shares sold ..........................................     103,431     $   2,570,873
 Shares redeemed ......................................        (252)           (6,157)
                                                         -----------------------------
 Net increase .........................................     103,179     $   2,564,716
                                                         =============================

CLASS C SHARES:
Year ended April 30,1999
 Shares sold ..........................................   3,010,549     $  70,453,473
 Shares issued in reinvestment of distributions .......     128,580         2,895,577
 Shares redeemed ......................................  (1,868,591)      (43,759,772)
                                                         -----------------------------
 Net increase .........................................   1,270,538     $  29,589,278
                                                         =============================

Year ended April 30,1998
 Shares sold ..........................................   4,008,172     $  92,395,912
 Shares issued in reinvestment of distributions .......     122,953         2,681,530
 Shares redeemed ......................................    (460,393)      (10,666,333)
                                                         -----------------------------
 Net increase .........................................   3,670,732     $  84,411,109
                                                         =============================

(1) For the Franklin California Growth Fund, for the period January 1, 1999 (effective date) to April 30, 1999.


                                                                    FRANKLIN                              FRANKLIN
                                                               MIDCAP GROWTH FUND                   SMALL CAP GROWTH FUND
                                                           -----------------------------------------------------------------------
                                                             SHARES           AMOUNT              SHARES              AMOUNT
                                                           -----------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30,1999
 Shares sold ........................................       1,510,866       $ 22,694,848        161,810,259       $ 3,545,958,486
 Shares issued in reinvestment of distributions .....          16,973            236,773          2,486,084            51,561,607
 Shares redeemed ....................................      (1,140,923)       (17,160,474)      (144,463,351)       (3,179,361,838)
                                                           -----------------------------------------------------------------------
 Net increase .......................................         386,916       $  5,771,147         19,832,992       $   418,158,255
                                                           =======================================================================

Year ended April 30,1998
 Shares sold ........................................       1,253,115       $ 20,195,538        136,826,460       $ 3,281,727,105
 Shares issued in reinvestment of distributions .....          47,614            724,287          4,660,368           102,667,738
 Shares redeemed ....................................        (551,956)        (8,837,741)       (45,358,271)       (1,089,759,636)
                                                           -----------------------------------------------------------------------
 Net increase .......................................         748,773       $ 12,082,084         96,128,557       $ 2,294,635,207
                                                           =======================================================================

                                                                              65

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                FRANKLIN
                                                                                         SMALL CAP GROWTH FUND
                                                                                    ---------------------------------
                                                                                       SHARES             AMOUNT
                                                                                    ---------------------------------
CLASS C SHARES:
Year ended April 30,1999
 Shares sold ..................................................................       13,842,560       $ 300,359,397
 Shares issued in reinvestment of distributions ...............................          260,342           5,339,598
 Shares redeemed ..............................................................      (11,256,132)       (241,052,589)
                                                                                    ---------------------------------
 Net increase .................................................................        2,846,770       $  64,646,406
                                                                                    =================================

Year ended April 30,1998
 Shares sold ..................................................................       22,584,756       $ 535,761,867
 Shares issued in reinvestment of distributions ...............................          771,371          16,815,889
 Shares redeemed ..............................................................       (2,541,642)        (60,085,409)
                                                                                    ---------------------------------
 Net increase .................................................................       20,814,485       $ 492,492,347
                                                                                    =================================

ADVISOR CLASS SHARES:
Year ended April 30,1999
 Shares sold ..................................................................        6,726,880       $ 148,222,012
 Shares issued in reinvestment of distributions ...............................           95,743           1,989,524
 Shares redeemed ..............................................................       (4,591,816)        (99,196,252)
                                                                                    ---------------------------------
 Net increase .................................................................        2,230,807       $  51,015,284
                                                                                    =================================

Year ended April 30,1998
 Shares sold ..................................................................        3,919,786       $  93,330,082
 Shares issued in reinvestment of distributions ...............................           90,328           1,991,723
 Shares redeemed ..............................................................         (436,261)        (10,700,683)
                                                                                    ---------------------------------
 Net increase .................................................................        3,573,853       $  84,621,122
                                                                                    =================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Franklin Blue Chip Fund and the Franklin MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

         ANNUALIZED
          FEE RATE     AVERAGE DAILY NET ASSETS
         ----------------------------------------------------------------
          .625%        First $100 million
          .500%        Over $100 million, up to and including $250 million
          .450%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

66

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE     AVERAGE DAILY NET ASSETS
         --------------------------------------------------------------
          .750%        First $500 million
          .625%        Over $500 million, up to and including $1 billion
          .500%        Over $1 billion

The Franklin MidCap Growth Fund pays an investment management fee to Advisers of .65% per year of the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Blue Chip Fund, as noted in the Statements of Operations.

The Franklin Blue Chip Fund and Franklin MidCap Growth Fund reimburse Distributors up to .35% per year of the Funds' average daily net assets, the Franklin California Growth Fund reimburses Distributors up to .25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, and the Franklin Small Cap Growth Fund reimburses Distributors up to .25% and 1.00% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                            FRANKLIN        FRANKLIN          FRANKLIN          FRANKLIN
                                               BLUE        CALIFORNIA          MIDCAP           SMALL CAP
                                            CHIP FUND      GROWTH FUND       GROWTH FUND       GROWTH FUND
                                            ---------------------------------------------------------------
Net commissions received (paid) .........    $49,226        $(812,703)        $(11,740)        $(7,281,303)
Contingent deferred sales charges .......    $     8        $ 125,886         $ 12,053         $   828,220

The Funds paid transfer agent fees of $9,504,458, of which $7,369,946 was paid to Investor Services.

At April 30, 1999, Franklin Resources Inc. owned 29.86% of the Franklin MidCap Growth Fund.

4. INCOME TAXES

At April 30, 1999, the Franklin California Growth Fund, the Franklin MidCap Growth Fund and the Franklin Small Cap Growth Fund had tax basis capital losses of $55,141,885, $1,535,255, and $111,986,137, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.

At April 30, 1999, the Franklin California Growth Fund has deferred capital losses occurring subsequent to October 31, 1998 of $5,826,227. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

At April 30, 1999, the Franklin Blue Chip Fund and Franklin Small Cap Fund have deferred currency losses occurring subsequent to October 31, 1998 of $1,663 and $13,830, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

                                                                              67

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                    FRANKLIN          FRANKLIN           FRANKLIN           FRANKLIN
                                                      BLUE           CALIFORNIA           MIDCAP            SMALL CAP
                                                    CHIP FUND        GROWTH FUND        GROWTH FUND        GROWTH FUND
                                                   ----------------------------------------------------------------------
Investments at cost .........................      $50,675,426       $709,094,989       $27,884,115       $4,634,444,957
                                                   ======================================================================
Unrealized appreciation .....................      $ 6,789,185       $275,666,254       $ 7,096,382       $1,267,795,604
Unrealized depreciation .....................         (510,163)       (46,624,490)       (1,075,742)        (614,273,120)
                                                   ----------------------------------------------------------------------
Net unrealized appreciation .................      $ 6,279,022       $229,041,764       $ 6,020,640       $  653,522,484
                                                   ======================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1999 were as follows:

                                    FRANKLIN           FRANKLIN            FRANKLIN            FRANKLIN
                                      BLUE            CALIFORNIA            MIDCAP             SMALL CAP
                                    CHIP FUND         GROWTH FUND         GROWTH FUND         GROWTH FUND
                                   ------------------------------------------------------------------------
Purchases ...................      $37,692,452        $452,553,570        $22,946,222        $2,399,924,941
Sales .......................      $ 8,670,005        $415,286,907        $16,186,663        $1,931,615,242

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends, interest income, and net realized capital gains (losses) at April 30, 1999 were as shown below.

                                                                      NUMBER OF
                                                                     SHARES HELD                                       NUMBER OF
                                                                     AT BEGINNING        GROSS         GROSS        SHARES HELD AT
NAME OF ISSUER                                                          OF YEAR        ADDITIONS     REDUCTIONS       END OF YEAR
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
RemedyTemp Inc. .............................................           350,000          75,000          25,000           400,000

      TOTAL NON-CONTROLLED AFFILIATED ISSUERS ...............

FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..............................................         1,344,400              --          50,000         1,294,400
Advanced Energy Industries Inc. .............................         1,374,300         244,700         702,400           916,600
Advanced Health Corp. .......................................           970,000              --         970,000                --
Applied Graphics Technologies Inc. ..........................           960,100         408,900          50,000         1,319,000
Arch Communications Group Inc. ..............................         2,000,000              --       2,000,000                --
Atlantic Coast Airlines Inc. ................................           700,000         700,000              --         1,400,000



                                                                                                        REALIZED
                                                                      VALUE AT          DIVIDEND        CAPITAL
NAME OF ISSUER                                                       END OF YEAR         INCOME         GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
RemedyTemp Inc. .............................................        $  4,675,000     $         --     $    (22,198)
                                                                     -----------------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED ISSUERS ...............        $  4,675,000     $         --     $    (22,198)
                                                                     ===============================================
FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..............................................          13,510,300               --         (127,493)
Advanced Energy Industries Inc. .............................                 (*)               --        1,640,468
Advanced Health Corp. .......................................                 (*)               --      (15,930,752)
Applied Graphics Technologies Inc. ..........................          13,354,875               --       (1,778,994)
Arch Communications Group Inc. ..............................                 (*)               --      (13,990,655)
Atlantic Coast Airlines Inc. ................................          43,225,000               --               --

68

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                                                      NUMBER OF
                                                                     SHARES HELD                                   NUMBER OF
                                                                    AT BEGINNING       GROSS         GROSS      SHARES HELD AT
NAME OF ISSUER                                                         OF YEAR       ADDITIONS     REDUCTIONS     END OF YEAR
------------------------------------------------------------------------------------------------------------------------------
Atwood Oceanics Inc. ...........................................      1,216,600             --             --      1,216,600
AVT Corp. ......................................................             --        837,400             --        837,400
Barrett Resources Corp. ........................................      1,683,900        107,000             --      1,790,900
Catalytica Inc. ................................................      2,058,633        140,600        233,500      1,965,733
Clarify Inc. ...................................................      1,297,200             --      1,297,200             --
Coherent Inc. ..................................................      1,763,400             --             --      1,763,400
Com21 Inc. .....................................................             --      1,294,000             --      1,294,000
Consolidated Cigar Holdings Inc. ...............................        988,300             --        988,300             --
Core Laboratories NV (Netherlands) .............................      1,700,900             --         68,500      1,632,400
Cumulus Media Inc., A ..........................................             --      1,225,000        440,000        785,000
Etec Systems Inc. ..............................................        983,000        387,500        716,500        654,000
Executive Risk Inc. ............................................        426,400        305,300        731,700             --
Expeditors International of Washington Inc. ....................      1,016,100        265,000             --      1,281,100
FLIR Systems Inc. ..............................................        184,800        843,800             --      1,028,600
Gibraltar Steel Corp. ..........................................      1,012,800             --             --      1,012,800
Harmonic Inc. ..................................................        961,500             --        361,400        600,100
HBO & Co.( formerly known as Access Health Inc.) ...............        975,750        439,088      1,414,838             --
HNC Software Inc. ..............................................      1,079,900        468,300        200,000      1,348,200
H.T.E. Inc .....................................................        665,400        665,400        103,700      1,227,100
Inhale Therapeutic Systems .....................................        811,000             --             --        811,000
Innkeepers USA Trust ...........................................      2,102,800             --             --      2,102,800
Integrated Systems Inc. ........................................      2,091,300             --        234,100      1,857,200
Itron Inc. .....................................................      1,157,700        100,000         97,900      1,159,800
Javelin Systems ................................................             --        499,100             --        499,100
K2 Inc. ........................................................        960,500             --        960,500             --
Komag Inc. .....................................................      3,811,600        395,500             --      4,207,100
Ladish Co.Inc ..................................................        802,300        180,000         10,700        971,600
Meristar Hospitality Corp.(formerly known
 as CapStar Hotel Co.) .........................................      1,330,000      1,000,000             --      2,330,000
Meristar Hotels & Resorts Inc. .................................             --      1,330,000             --      1,330,000
Mesa Air Group Inc. ............................................      1,646,100             --        178,900      1,467,200
Micromuse Inc. .................................................        754,500        355,500        150,000        960,000
MicroStrategy Inc., ............................................             --        641,800        215,700        426,100
Mylan Laboratories (formerly known as Penederm Inc.) ...........        531,200             --        531,200             --
Natural Microsystems Corp. .....................................        646,600             --             --        646,600
Newfield Exploration Co. .......................................        938,600      1,400,000             --      2,338,600
Newport Corp. ..................................................             --        512,500             --        512,500
Nuevo Energy Co. ...............................................             --      1,075,500             --      1,075,500
Omtool Ltd. ....................................................        938,600             --        938,600             --
Pacific Gateway Exchange Inc. ..................................             --      1,015,700             --      1,015,700
Pediatrix Medical Group Inc. ...................................      1,101,500             --        542,900        558,600




                                                                                                       REALIZED
                                                                     VALUE AT         DIVIDEND         CAPITAL
NAME OF ISSUER                                                      END OF YEAR        INCOME         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
Atwood Oceanics Inc. ...........................................    $42,428,925      $       --      $         --
AVT Corp. ......................................................     22,766,813              --                --
Barrett Resources Corp. ........................................     54,398,588              --                --
Catalytica Inc. ................................................     26,905,970              --         1,571,186
Clarify Inc. ...................................................            (*)              --        (6,580,256)
Coherent Inc. ..................................................     26,230,575              --                --
Com21 Inc. .....................................................     40,275,750              --                --
Consolidated Cigar Holdings Inc. ...............................            (*)              --        (7,777,795)
Core Laboratories NV (Netherlands) .............................     29,383,200              --         1,070,110
Cumulus Media Inc., A ..........................................     12,707,188              --           196,040
Etec Systems Inc. ..............................................            (*)              --           (83,761)
Executive Risk Inc. ............................................            (*)          49,118        12,678,112
Expeditors International of Washington Inc. ....................     77,666,688         178,948                --
FLIR Systems Inc. ..............................................     14,143,250              --                --
Gibraltar Steel Corp. ..........................................     23,737,500          50,640                --
Harmonic Inc. ..................................................            (*)              --          (553,641)
HBO & Co.( formerly known as Access Health Inc.) ...............            (*)              --                --
HNC Software Inc. ..............................................     28,986,283              --        (2,410,976)
H.T.E. Inc .....................................................      3,604,606              --          (595,481)
Inhale Therapeutic Systems .....................................            (*)              --                --
Innkeepers USA Trust ...........................................     21,685,125       1,969,482                --
Integrated Systems Inc. ........................................     25,304,350              --          (911,278)
Itron Inc. .....................................................      9,568,350              --        (1,402,294)
Javelin Systems ................................................      5,864,425              --                --
K2 Inc. ........................................................            (*)         208,780       (14,681,264)
Komag Inc. .....................................................     15,776,625              --                --
Ladish Co.Inc ..................................................      6,497,575              --           (72,518)
Meristar Hospitality Corp.(formerly known
 as CapStar Hotel Co.) .........................................            (*)       2,280,467                --
Meristar Hotels & Resorts Inc. .................................      4,821,250              --                --
Mesa Air Group Inc. ............................................      9,903,600              --           512,114
Micromuse Inc. .................................................     33,060,000              --         3,204,134
MicroStrategy Inc., ............................................      7,350,225              --          (813,855)
Mylan Laboratories (formerly known as Penederm Inc.) ...........            (*)              --         5,828,241
Natural Microsystems Corp. .....................................      3,313,825              --                --
Newfield Exploration Co. .......................................     62,849,875              --                --
Newport Corp. ..................................................      6,406,250          15,500                --
Nuevo Energy Co. ...............................................     17,073,563              --                --
Omtool Ltd. ....................................................            (*)              --        (7,843,456)
Pacific Gateway Exchange Inc. ..................................     40,628,000              --                --
Pediatrix Medical Group Inc. ...................................            (*)              --        (9,318,754)


                                                                              69

-PAGE-

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                                               NUMBER OF
                                                              SHARES HELD                                        NUMBER OF
                                                             AT BEGINNING       GROSS              GROSS       SHARES HELD AT
NAME OF ISSUER                                                  OF YEAR       ADDITIONS          REDUCTIONS     END OF YEAR
-----------------------------------------------------------------------------------------------------------------------------
Perceptron Inc. .......................................         793,500              --                 --         793,500
Pharmaceutical Product Development Inc. ...............       1,000,000         300,000                 --       1,300,000
Prime Hospitality Corp ................................       1,720,500       1,300,000                 --       3,020,500
Primus Telecommunications Group Inc. ..................       1,003,000         403,100                 --       1,406,100
Rainbow Technologies Inc. .............................         532,000         369,500            901,500              --
Range Resources Corp (formerly known as
 Lomak Petroleum Inc.) ................................       1,890,000         100,000                 --       1,990,000
RemedyTemp Inc., A ....................................         319,300              --                 --         319,300
RockShox Inc. .........................................         965,800              --            965,800              --
Rural Cellular Corp., A ...............................         700,800              --             10,000         690,800
Security Dynamics .....................................         650,000       1,795,000                 --       2,445,000
Serologicals Corp. ....................................       1,381,800         690,900             50,000       2,022,700
SFX Entertainment Inc.(formerly known as
 Marquee Group Inc.) ..................................       1,327,500              --            740,500         587,000
Silicon Valley Bancshares .............................         490,600         803,000                 --       1,293,600
Skyepharma PLC (formerly known as DepoTech Corp.) .....         995,700         229,190            995,700         229,190
SOS Staffing Services Inc. ............................         872,400              --                 --         872,400
Spectra-Physics Lasers Inc. ...........................       1,016,300              --                 --       1,016,300
Spectralink Corp. .....................................       1,050,000              --          1,050,000              --
Tom Brown Inc. ........................................       2,095,800              --                 --       2,095,800
Transcrypt International Inc. .........................       1,212,700              --          1,212,700              --
Tropical Sportswear International Corp. ...............         413,200              --             12,700         400,500
U.S. Liquids Inc. .....................................         726,200         774,600                 --       1,500,800
Vans Inc. .............................................       1,045,500              --          1,045,500              --
Varco International Inc. ..............................       3,462,500       1,700,000                 --       5,162,500
West Marine Inc. ......................................       1,474,800              --          1,474,800              --
Western Wireless Corp., A .............................       1,719,200         250,000            100,000       1,869,200
Wind River Systems Inc. ...............................         834,000       1,648,100            515,600       1,966,500
XcelleNet Inc. ........................................         780,100              --            780,100              --

      TOTAL NON-CONTROLLED AFFILIATED ISSUERS .........




                                                                                                   REALIZED
                                                                  VALUE AT         DIVIDEND        CAPITAL
NAME OF ISSUER                                                   END OF YEAR        INCOME       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Perceptron Inc. .......................................      $     4,314,656    $       --     $          --
Pharmaceutical Product Development Inc. ...............           37,862,500            --                --
Prime Hospitality Corp ................................           36,812,344            --                --
Primus Telecommunications Group Inc. ..................                  (*)            --                --
Rainbow Technologies Inc. .............................                  (*)            --        (3,194,746)
Range Resources Corp (formerly known as
 Lomak Petroleum Inc.) ................................                  (*)       196,000                --
RemedyTemp Inc., A ....................................                  (*)            --                --
RockShox Inc. .........................................                  (*)            --       (10,369,136)
Rural Cellular Corp., A ...............................           12,261,700            --            50,083
Security Dynamics .....................................           53,178,750            --                --
Serologicals Corp. ....................................           15,170,250            --           833,960
SFX Entertainment Inc.(formerly known as
 Marquee Group Inc.) ..................................                  (*)            --           (22,925)
Silicon Valley Bancshares .............................           22,718,850            --                --
Skyepharma PLC (formerly known as
 DepoTech Corp.) ......................................                  (*)            --        (2,632,950)
SOS Staffing Services Inc. ............................            6,106,800            --                --
Spectra-Physics Lasers Inc. ...........................            9,273,738            --                --
Spectralink Corp. .....................................                  (*)            --        (5,373,299)
Tom Brown Inc. ........................................           31,306,013            --                --
Transcrypt International Inc. .........................                  (*)            --       (22,597,463)
Tropical Sportswear International Corp. ...............            8,785,969            --           126,991
U.S.Liquids Inc. ......................................           30,391,200            --                --
Vans Inc. .............................................                  (*)            --        (8,033,324)
Varco International Inc. ..............................           58,400,781            --                --
West Marine Inc. ......................................                  (*)            --       (17,460,272)
Western Wireless Corp., A .............................                  (*)            --         2,300,984
Wind River Systems Inc. ...............................                  (*)            --         4,532,964
XcelleNet Inc. ........................................                  (*)            --         5,693,184
                                                             ------------------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED ISSUERS .........      $1,070,012,100     $4,948,935     $(114,318,769)
                                                             ================================================

(*)As of April 30,1999,no longer an affiliate.

7. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Growth Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $4,936,194 for the period ended April 30,1999. The value of the loaned securities for the Small Cap Growth Fund was $103,803,765 at April 30, 1999.

70

-PAGE-
FRANKLIN STRATEGIC SERIES
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Blue Chip Fund, Franklin California Growth Fund, Franklin MidCap Growth Fund, and Franklin Small Cap Growth Fund (four of the portfolios constituting the Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements")are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 1999

                                                                              71

-PAGE-
FRANKLIN STRATEGIC SERIES
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1999:

                                                   CAPITAL GAINS
                                                   20% RATE GAIN
                                                   -------------
        Franklin Blue Chip Fund .................   $1,070,472

Under Section 854(b)(2) of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year end April 30, 1999:

         Franklin Blue Chip Fund ..............................................         100.00%
         Franklin California Growth Fund ......................................          31.71%
         Franklin MidCap Growth Fund ..........................................         100.00%
         Franklin Small Cap Growth Fund .......................................          37.50%



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY
















                  Please detach at perforation before mailing.




PROXY                                                                      PROXY
                        SPECIAL SHAREHOLDERS' MEETING OF
                           FRANKLIN MIDCAP GROWTH FUND
                                  JULY 19, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin MidCap Growth Fund (the "MidCap Growth Fund") that the undersigned is entitled to vote at MidCap Growth Fund's Special Shareholders' Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 1:00 p.m. Pacific time on July 19, 2000, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                    VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800/597-7836
                    CONTROL NUMBER:


                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                    ______________________________________________
                    Signature


                    ______________________________________________
                    Signature


                    ______________________________________________
                    Date                                 10818 FMC


    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)









                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


















                  Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF MIDCAP GROWTH FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE MIDCAP GROWTH FUND PURSUANT TO THE PLAN OF REORGANIZATION WITH CALIFORNIA GROWTH FUND. IF ANY OTHER MATTERS ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION PROPERLY COME BEFORE THE MEETING, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  To approve a plan of Reorganization between          FOR             AGAINST          ABSTAIN
    Franklin MidCap Growth Fund ("MidCap Growth
    Fund") and California Growth ("California            [ ]                [ ]             [ ]
    Growth Fund"), that provides for the
    acquisition of substantially all of the assets
    of MidCap Growth Fund in exchange for Class A
    shares of California Growth Fund, the distribution
    of such shares to the shareholders of MidCap
    Growth Fund, and the dissolution of MidCap Growth
    Fund (the "Reorganization")


2.  To grant the proxyholders the authority to vote     GRANT             WITHHOLD        ABSTAIN
    upon any other business that may properly come
    before the Meeting or any adjournments thereof.      [ ]                [ ]             [ ]



          IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY...TODAY


                              YOUR PROXY VOTE IS IMPORTANT!
                              AND NOW YOU CAN VOTE YOUR
                              PROXY ON THE PHONE OR ON
                              THE INTERNET.


[INSERT BEN HEAD]



                              IT SAVES MONEY! Telephone and Internet voting saves postage costs.
                              Savings which can help to minimize fund expenses. IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.
                              IT'S EASY!  Just follow these simple steps:

                                   1. Read your proxy statement and have it at
                                      hand.
                                   2. Call toll-free 1-800/597-7836 or go to our
                                      Web site:
                                             WWW.FRANKLINTEMPLETON.COM
                                   3. Click on the Proxy Voting link.
                                   4. Enter your 14 digit CONTROL NUMBER from
                                      your Proxy Card.
                                   5. Follow the recorded or on-screen
                                      directions.
                                   6. Do NOT mail your Proxy Card when you vote
                                      by phone or internet.


                                    FRK 10818



                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                         FRANKLIN CALIFORNIA GROWTH FUND
                               DATED MAY 20, 2000


                                 Acquisition of
                                  the Assets of
                          FRANKLIN MIDCAP GROWTH FUND,
                      a series of Franklin Strategic Series


                      By and in exchange for shares of the
                        FRANKLIN CALIFORNIA GROWTH FUND,
                   also a series of Franklin Strategic Series

         This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Franklin MidCap Growth Fund for Class A shares of Franklin California Growth Fund.

         This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

                  1. Statement of Additional Information of Franklin California Growth Fund and Franklin MidCap Growth Fund dated September 1, 1999, as amended January 1, 2000, and as supplemented February 1, 2000 and February 16, 2000.

                  2. Annual Report of Franklin California Growth Fund and Franklin MidCap Growth Fund for the fiscal year ended April 30, 1999.

                  3. Semiannual Report of Franklin California Growth Fund and Franklin MidCap Growth Fund for the six months ended October 31, 1999.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 20, 2000, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin California Growth Fund, P.O. Box 997151, Sacramento, CA 95899-9983.





o FSS1 SA-3

                        SUPPLEMENT DATED FEBRUARY 1, 2000
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                            FRANKLIN STRATEGIC SERIES
        (FSS1 - FRANKLIN AGGRESSIVE GROWTH, BLUE CHIP, CALIFORNIA GROWTH,
           LARGE CAP GROWTH, MIDCAP GROWTH AND SMALL CAP GROWTH FUNDS)
               DATED SEPTEMBER 1, 1999, AS AMENDED JANUARY 1, 2000

The Statement of Additional Information is amended as follows:

I. As of February 1, 2000, the Blue Chip Fund offers three classes of shares:
Class A, Class B and Class C.

II. The following is added at the end of the second paragraph on page 1:

 The unaudited financial statements in the funds' Semiannual Report to Shareholders, for the six-month period ended October 31, 1999, also are incorporated by reference.

III. In the section "Organization, Voting Rights and Principal Holders", the following changes are made:

 (a) The sixth paragraph is replaced with the following:

 The Blue Chip and California Funds currently offer three classes of shares, Class A, Class B and Class C. The Blue Chip Fund began offering Class B and C shares on February 1, 2000. The funds may offer additional classes of shares in the future. The full title of each class is:

 o Franklin Blue Chip Fund - Class A o Franklin Blue Chip Fund - Class B o Franklin Blue Chip Fund - Class C o Franklin California Growth Fund - Class A o Franklin California Growth Fund - Class B o Franklin California Growth Fund - Class C

 (b) The eighth paragraph is replaced with the following:

 The MidCap Fund offers only one share class. Because the MidCap Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes. The fund may offer additional classes of shares in the future.

 (c) The following is added to the section:

 As of January 3, 2000, the principal shareholders of the funds, beneficial or of record, were:

                                             SHARE                PERCENTAGE
 NAME AND ADDRESS                            CLASS                    (%)
-------------------------------------------------------------------------------
 MIDCAP FUND

 Franklin Resources, Inc.1
 Corporate Accounting
 Attn: Michael Corcoran
 555 Airport Blvd., 4th Floor
 Burlingame, CA 94010                       Class A                   26

 SMALL CAP FUND

 First Union National Bank Ttee
 FBO Willis Coroon Corporation
 A/C 1040108756
 1525 West WT Harris Blvd
 NC-1151                                    Advisor
 Charlotte, NC 28288                         Class                     8

 The Northern Trust Company Trst
 For the Nalco Chemical Co Ret Trst
 50 S. LaSalle St.                          Advisor
 Chicago, IL 60675                           Class                     5

 Old Second National Bank
  of Aurora
 C/O Trust Operations Division
 37 South River St.                         Advisor
 Aurora, IL 60506-4173                       Class                     6

 Trust Company of Illinois
 45 S. Park Blvd., Ste. 315                 Advisor
 Glen Ellyn, IL 60137-6282                   Class                     7


                                             SHARE                PERCENTAGE
 NAME AND ADDRESS                            CLASS                    (%)
-------------------------------------------------------------------------------
 AGGRESSIVE GROWTH FUND

 Franklin Resources, Inc.1
 Corporate Accounting
 Attn: Michael Corcoran
 555 Airport Blvd., 4th Floor
 Burlingame, CA 94010                       Class B                    6

 FT Fund Allocator
 Conservative Target Fund
 C/O Fund Accounting Dept.
 Kimberley Monasterio
 1810 Gateway, 3rd Flr.                     Advisor
 San Mateo, CA 94404-2470                    Class                     8

 FT Fund Allocator
 Moderate Target Fund
 C/O Fund Accounting Dept.
 Kimberley Monasterio
 1810 Gateway, 3rd Flr.                     Advisor
 San Mateo, CA 94404-2470                    Class                    25

 FT Fund Allocator
 Growth Target Fund
 C/O Fund Accounting Dept.
 Kimberley Monasterio
 1810 Gateway, 3rd Flr.                     Advisor
 San Mateo, CA 94404-2470                    Class                    47


                                             SHARE                PERCENTAGE
 NAME AND ADDRESS                            CLASS                    (%)
-------------------------------------------------------------------------------
 LARGE CAP FUND

 Franklin Resources, Inc.1
 Corporate Accounting
 Attn: Michael Corcoran
 555 Airport Blvd., 4th Floor
 Burlingame, CA 94010                       Class A                    7

 FTTC Ttee For Valuselect
 Pinnacle
 Attn: Trading
 P.O. Box 2438
 Rancho Cordova, CA 95741-2438              Class A                    7

 Franklin Resources, Inc.1
 Corporate Accounting
 Attn: Michael Corcoran
 555 Airport Blvd., 4th Floor
 Burlingame, CA 94010                       Class B                   16

 Painewebber for the Benefit of
  Painewebber CDN FBO
 Barbara C. Gillespie, Dec'd
 P.O. Box 3321
 Weehawken, NJ 07087-8154                   Class B                   18

 NFSC FEBO OBP-424994
 Anthony Doria Ttee
 Anthony Doria Family Trust
 U/A 7/11/94
 1805 Tanager Drive
 Costa Mesa, CA 92626                       Class B                    5


                                             SHARE                PERCENTAGE
 NAME AND ADDRESS                            CLASS                    (%)
-------------------------------------------------------------------------------
 Franklin Resources, Inc.1
 Corporate Accounting
 Attn: Michael Corcoran
 555 Airport Blvd., 4th Floor               Advisor
 Burlingame, CA 94010                        Class                     8

 FT Fund Allocator
 Conservative Target Fund
 C/O Fund Accounting Dept.
 Kimberley Monasterio
 1810 Gateway, 3rd Flr.                     Advisor
 San Mateo, CA 94404-2470                    Class                    10

 FT Fund Allocator Moderate
 Target Fund
 C/O Fund Accounting Dept.
 Kimberley Monasterio
 1810 Gateway, 3rd Flr.                     Advisor
 San Mateo, CA 94404-2470                    Class                    27

 FT Fund Allocator Growth
 Target Fund
 C/O Fund Accounting Dept.
 Kimberley Monasterio
 1810 Gateway, 3rd Flr.                     Advisor
 San Mateo, CA 94404-2470                    Class                    53

 1. Franklin Resources, Inc. is a Delaware Corporation.
 Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the MidCap, Aggressive Growth and Large Cap Funds.

 As of January 3, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class.

IV. In the section "The Class B and C plans", found on page 34 under "Distribution and service (12b-1) fees", the first paragraph is replaced with the following:

 Under the Class B and C plans, the funds pay Distributors up to 0.75% per year of the class's average daily net assets, payable monthly for the Aggressive Growth, Blue Chip, Large Cap and Small Cap Funds and the Class B plan of the California Fund and quarterly for the Class C plan of the California Fund, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The funds also may pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable monthly for the Aggressive Growth, Blue Chip, Large Cap and Small Cap Funds and the Class B plan of the California Fund and quarterly for the Class C plan of the California Fund. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the funds on behalf of customers, and similar servicing and account maintenance activities.

V. The following information is added to the applicable sections under "Performance", which begins on page 36:

 AVERAGE ANNUAL TOTAL RETURN

 The average annual total returns for the indicated periods ended October 31, 1999, were:

                                                                        SINCE
                          INCEPTION       1 YEAR        5 YEARS       INCEPTION
                            DATE            (%)           (%)            (%)
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 CLASS A

 Blue Chip Fund          06/03/96          21.00            -          12.49
 California Fund         10/30/91          52.76        26.98          21.84
 MidCap Fund             08/17/93          27.20        15.89          13.42
 Small Cap Fund          02/14/92          50.64        21.79          19.75

                                                                        SINCE
                                         INCEPTION      1 YEAR        INCEPTION
                                           DATE           (%)            (%)
-------------------------------------------------------------------------------
 CLASS C

 California Fund                        09/03/96        58.31          24.84
 Small Cap Fund                         10/02/95        56.12          18.21

 CUMULATIVE TOTAL RETURN

 The cumulative total returns for the indicated periods ended October 31, 1999, were:

                                                                        SINCE
                          INCEPTION       1 YEAR        5 YEARS       INCEPTION
                            DATE            (%)           (%)            (%)
-------------------------------------------------------------------------------
 CLASS A

 Aggressive Growth Fund  06/23/99              -            -          54.48
 Blue Chip Fund          06/03/96          21.00            -          49.54
 California Fund         10/30/91          52.76       230.18         385.79
 Large Cap Fund          06/07/99              -            -           5.84
 MidCap Fund             08/17/93          27.20       109.08         118.42
 Small Cap Fund          02/14/92          50.64       167.92         301.44

                                                                        SINCE
                                                       INCEPTION      INCEPTION
                                                         DATE            (%)
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 CLASS B

 Aggressive Growth Fund                              06/23/99          59.90
 California Fund                                     01/01/99          35.32
 Large Cap Fund                                      06/07/99           8.00

                                                                        SINCE
                                         INCEPTION      1 YEAR        INCEPTION
                                           DATE           (%)            (%)
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 CLASS C

 Aggressive Growth Fund                 06/23/99            -          61.19
 California Fund                        09/03/96        58.31         101.53
 Large Cap Fund                         06/07/99            -           9.80
 Small Cap Fund                         10/02/95        56.12          98.05


              Please keep this supplement for future reference.



o     FSS1 SA-4
o     FSS1 SAA-1
                      SUPPLEMENT DATED FEBRUARY 16, 2000
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                           FRANKLIN STRATEGIC SERIES
  (FSS1 SAI - FRANKLIN AGGRESSIVE GROWTH, BLUE CHIP, CALIFORNIA GROWTH, LARGE
    CAP GROWTH, MIDCAP GROWTH AND SMALL CAP GROWTH FUNDS - CLASS A, B & C)
              DATED SEPTEMBER 1, 1999, AS AMENDED JANUARY 1, 2000
 (FSS1 SAIA - FRANKLIN AGGRESSIVE GROWTH, BLUE CHIP, CALIFORNIA GROWTH, LARGE
     CAP GROWTH, MIDCAP GROWTH AND SMALL CAP GROWTH FUNDS - ADVISOR CLASS)
                            DATED SEPTEMBER 1, 1999

The Board of Trustees has approved: (1) changing the name of the Franklin Small Cap Growth Fund to the Franklin Small Cap Growth Fund I, effective
May 1, 2000; and (2) closing Class A shares of the Franklin Small Cap Growth Fund to most new investors. Class C shares, however, will continue to be available to all eligible investors. After the close of business on April 30, 2000, Class A shares of the Small Cap Fund will ONLY be available to the following investors:

o CURRENT SHAREHOLDERS: All shareholders of record of the Small Cap Fund as of the close of business on April 30, 2000, may buy shares in accounts existing on that date, subject to their applicable minimum additional investment amount; or buy additional shares through the reinvestment of dividend or capital gain distributions.

o     RETIREMENT PLANS:  Current and new investors in retirement plans.

o     WRAP PROGRAMS:  Current and new investors in wrap programs.

In addition, the following investor services for Class A shareholders will be affected:

o SELLING SHARES: While you can sell your shares at any time, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional fund shares or to reopen your account.

o SYSTEMATIC WITHDRAWAL PLANS: While these plans will continue without interruption, please keep in mind that if a systematic withdrawal plan exhausts the shares in your account, your account will be closed and you will not be able to buy additional fund shares or to reopen your account.

o EXCHANGE PRIVILEGE: After the close of business on April 30, 2000, exchanges into Class A shares of the fund from other Franklin Templeton Funds will be accepted only for investors who qualify to invest in Class A shares of the fund after April 30, 2000, as described above.

The board reserves the right to modify these services and restrictions at any time. If you have questions, please call Franklin Templeton Investor Services at 1-800/632-2301.

               Please keep this supplement for future reference.


FRANKLIN
STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND - CLASS A, B & C
FRANKLIN BLUE CHIP FUND - CLASS A
FRANKLIN CALIFORNIA GROWTH FUND - CLASS A, B & C
FRANKLIN LARGE CAP GROWTH FUND - CLASS A, B & C
FRANKLIN MIDCAP GROWTH FUND - CLASS A
FRANKLIN SMALL CAP GROWTH FUND - CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 1999, AS AMENDED JANUARY 1, 2000

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151 SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated September 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended April 30, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies ........................      2
Risks .......................................     16
Officers and Trustees .......................     19
Management and Other Services ...............     21
Portfolio Transactions ......................     23
Distributions and Taxes .....................     24
Organization, Voting Rights
 and Principal Holders ......................     26
Buying and Selling Shares ...................     27
Pricing Shares ..............................     33
The Underwriter .............................     34
Performance .................................     36
Miscellaneous Information ...................     40
Description of Ratings ......................     40

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

FSS1 SAI 01/00

GOALS AND STRATEGIES
------------------------------------------------------------------------------

FRANKLIN AGGRESSIVE GROWTH FUND The fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund normally invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential compared with the overall economy.

FRANKLIN BLUE CHIP FUND The fund's principal investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund may also seek current income incidental to long-term capital appreciation, although this is not a fundamental policy of the fund.

Under normal market conditions, the fund will invest at least 80%, and intends to try to invest up to 100%, of its total assets in equity securities of blue chip companies.

The fund may invest up to 10% of total assets in the equity securities of blue chip companies not publicly traded in the U.S. This may include companies in either developed or emerging markets. Certain companies in emerging markets meet all the criteria of a blue chip company.

FRANKLIN CALIFORNIA GROWTH FUND The fund's investment goal is capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund normally invests at least 65% of its assets in the equity and debt securities of companies headquartered or conducting a majority of their operations in the state of California. The fund may invest up to 35% of its assets in the securities of companies headquartered or conducting a majority of their operations outside of the state of California. In this way, the fund tries to benefit from its research into companies and industries within or beyond its primary region.

The fund expects to invest a significant portion of its assets in small and medium size companies with market capitalization of up to $8 billion at the time of its investment.

The fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The fund currently intends to limit these investments to no more than 10% of total assets.

The fund may invest up to 35% of its total assets in debt securities. The fund may invest in debt securities that the manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the fund's investment goal. The fund may invest in both rated and unrated debt securities. The fund may buy securities that are rated B by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P) or better, or unrated securities of comparable quality. The fund will not invest more than 5% of its assets in securities rated below investment grade.

FRANKLIN LARGE CAP GROWTH FUND The fund's principal investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund may also seek current income incidental to long-term capital appreciation, although this is not a fundamental policy of the fund.

Under normal market conditions, the fund will invest at least 80%, and intends to invest up to 100%, of its total assets in a diversified portfolio of equity securities of large cap growth companies.

FRANKLIN MIDCAP GROWTH FUND The fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund normally invests primarily in equity securities of mid-cap growth companies. Mid-cap growth companies are companies that have a market capitalization range between $1 and $8 billion that the manager believes are positioned for rapid growth in revenues or earnings and assets, characteristics that may provide for significant capital appreciation.

The fund may invest up to 35% of its total assets in equity securities that are outside the medium market capitalization range but with similar potential for capital appreciation, or in corporate debt securities. The fund may buy debt securities rated B or better by Moody's or S&P, or unrated securities of comparable quality. The fund will not invest more than 5% of its total assets in securities rated below investment grade.

The fund intends to limit its investment in foreign securities to 5% of its total assets. The fund may buy securities of issuers in developed or emerging markets.

FRANKLIN SMALL CAP GROWTH FUND The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund normally invests primarily in equity securities of small cap growth companies. The fund may also invest up to 35% (measured at the time of purchase) of its total assets in any combination of (a) equity securities of larger capitalization companies that the manager believes have strong growth potential, and (b) relatively well-known, larger companies in mature industries that the manager believes have the potential for capital appreciation, if the investment presents a favorable investment opportunity consistent with the fund's investment goal.

The fund may from time to time make private investments in companies whose securities are not publicly traded. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for these securities. The fund will treat these securities as illiquid.

Although the fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets, the fund currently intends to limit its investment in foreign securities to 10% of its total assets.

The fund may invest up to 10% of its total assets in REITs. The fund will not invest in securities issued without stock certificates or comparable stock documents. The fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

The fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the fund's investment goal. The fund may buy both rated and unrated debt securities. The fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

Below is more detailed information about some of the various types of securities the funds may buy and the funds' investment policies and restrictions.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

CONVERTIBLE SECURITIES Although each fund may invest in convertible securities without limit, the Aggressive Growth Fund, Blue Chip Fund, and Large Cap Fund currently intend to limit these investments to no more than 5% of net assets. The California Fund, MidCap Fund, and Small Cap Fund may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

When issued by an operating company, a convertible security tends to be senior to common stock, but sub-ordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/ dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS-each issuer has a different acronym for their version of these securities) are considered the most equity like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e. they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company to that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The funds, however, intend to acquire liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES represent a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value.

The funds may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS Each fund may invest in foreign securities. The Aggressive Growth, Blue Chip, and Large Cap funds intend to limit their investments in foreign securities to no more than 10% of total assets. The MidCap Fund intends to limit its investments in foreign securities to no more than 5% if total assets. Although the Small Cap Fund may invest up to 25% of total assets in foreign securities, it intends to limit its investments to 10% of total assets.

The funds may buy foreign securities traded in the U.S. or directly in foreign markets. The funds may buy American, European, and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, ADRs); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, GDRs or European Depositary Receipts, EDRs).

SMALL AND MID-CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the fund's investment. Mid-cap companies generally have market capitalization of $1 to $8 billion at the time of the fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid-cap companies may offer greater potential for capital appreciation than larger companies, because mid-cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

REPURCHASE AGREEMENTS Each fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the fund's obligation under the agreement, including accrued interest, in a segregated account with the fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund does not treat them as borrowings for purposes of its investment restriction #3 below, provided the segregated account is properly maintained.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the fund's total assets, measured at the time of the most recent loan: Aggressive Growth, Blue Chip, and Large Cap funds, 331/3%; California Fund, 10%; and MidCap and Small Cap funds, 20%. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the Investment Company Act of 1940, as amended (1940 Act), the funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The funds do not believe that these limitations will impede the attainment of their investment goals.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The Blue Chip Fund may buy equity securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements whereby the fund buys securities with payment and delivery scheduled for a future time, generally within 15 to 60 days.

If the fund buys securities on a when-issued basis, it will do so for the purpose of acquiring securities consistent with its investment objective and polices and not for investment leverage. The fund may sell securities purchased on a when-issued basis before the settlement date, however, if the manager believes it is advisable to do so.

When the fund is the buyer in one of these transactions, it relies on the seller to complete the transaction. If the seller fails to do so, the fund may miss an advantageous price or yield for the underlying security. When the fund is the buyer, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank until payment is made. The amount held in the account will equal the amount the fund must pay for the securities at delivery.

STANDBY COMMITMENT AGREEMENTS The Blue Chip Fund may buy equity securities under a standby commitment agreement. If the fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the fund at the option of the issuer. The price of the security is set at the time of the agreement. The fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The fund will receive this fee regardless of whether the security is actually issued.

The fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that Advisers believes is advantageous to the fund. The fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If the fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each fund may buy and sell options on securities and (except the Blue Chip
Fund) securities indices. The funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each fund (except the California Fund and MidCap Fund) may buy and sell futures contracts for securities and currencies. Each fund (except the Blue Chip Fund) may also buy and sell securities index futures and options on securities index futures. Each fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

OPTIONS. The funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the funds will be covered. The funds (except the Blue Chip Fund) may also buy or write put and call options on securities indices. Options written by the Aggressive Growth, Blue Chip, Large Cap, and MidCap funds will be for portfolio hedging purposes only.

A call option written by the fund is covered if the fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the fund's custodian bank.

A put option written by the fund is covered if the fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the fund.

Effecting a closing transaction in the case of a written call option allows the fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price. The fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund continues to receive interest or dividend income on the security. The fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the fund owns or has the right to acquire.

A fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian bank containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The funds (except the Blue Chip Fund) may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a fund enters into a futures contract or related call option, it will maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The funds (other than the Blue Chip Fund) may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The funds (other than the Blue Chip Fund) may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expi-ration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The California Fund and Small Cap Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions.

The California Fund and Small Cap Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The funds (except the California Fund and MidCap Fund) may buy and sell futures contracts for securities, and currencies. These funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the funds' futures contracts on securities and currencies will usually be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the funds will incur brokerage fees when they buy or sell financial futures contracts.

FUTURE DEVELOPMENTS. The funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the funds' investment goals and legally permissible for the funds.

FORWARD CURRENCY EXCHANGE TRANSACTIONS In connection with the Blue Chip Fund's investment in foreign securities, it may hold currencies other than the U.S. dollar and enter into forward currency exchange transactions to facilitate settlements and to protect against changes in exchange rates. In a forward currency transaction, the fund agrees to buy or sell a foreign currency at a set exchange rate. Payment and delivery of the currency occurs on a future date. There is no assurance that these strategies will be successful. The fund's investment in foreign currencies and forward currency exchange transactions will not exceed 10% of its net assets. The Blue Chip Fund may also enter into futures contracts for currencies as discussed above.

The Blue Chip Fund may enter into forward currency exchange transactions in order (i) to "lock-in" the U.S. dollar price of a security in its portfolio denominated in a foreign currency; (ii) to sell an amount of a foreign currency approximating the value of some or all of its portfolio securities denominated in that foreign currency when the manager believes the foreign currency may decline substantially against the U.S. dollar; or (iii) to buy a foreign currency for a fixed dollar amount when the manager believes the U.S. dollar may substantially decline against that foreign currency.

The value of securities denominated in a foreign currency may change during the time between when a forward transaction is entered into and the time it settles. It is therefore generally not possible to match precisely the forward transaction amount and the value of the securities in the fund's portfolio denominated in the currency involved. Using a forward currency transaction to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the fund can achieve at some future time. The precise projection of short-term currency market movements is not possible and short-term hedging provides a way to fix the dollar value of only a portion of the fund's foreign securities.

To limit the potential risks of buying currency under forward currency transactions, the Blue Chip Fund will keep cash, cash equivalents, or readily marketable high-grade debt securities equal to the amount of the purchase in a segregated account with its custodian bank to be used to pay for the commitment. The fund will cover any commitments under these transactions to sell currency by owning the underlying currency or an absolute right to acquire the underlying currency. The segregated account will be marked-to-market daily.

ILLIQUID SECURITIES Each fund's policy is not to invest more than 10% of its net assets in illiquid securities. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued it.

Each fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the fund has reason to believe that it could not resell the securities in a public trading market.

The funds' board of trustees has authorized the funds to invest in restricted securities. To the extent the manager determines there is a liquid institutional or other market for these securities, the fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the funds' portfolios in a temporary defensive manner. Under such circumstances, the funds may invest up to 100% of assets in short-term debt instruments. The funds may also invest cash, including cash resulting from purchases and sales of fund shares, temporarily in short-term debt instruments. Short-term debt instruments include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent permitted by exemptions granted under the 1940 Act and the fund's other investment policies and restrictions, each fund may also invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of a fund's outstanding shares or (ii) 67% or more of a fund's shares present at a shareholder meeting if more than 50% of a fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The Aggressive Growth Fund MAY NOT:

1. Borrow money, except that the fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom that may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the fund may buy or sell securities of real estate investment trusts may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of such fund's total assets may be invested without regard to such 5% and 10% limitations.

It is the present policy of the fund (which may be changed without shareholder approval) that its borrowings under restriction #1 above may not exceed 15% of the value of the fund's total assets (including the amount borrowed).

The Blue Chip Fund MAY NOT:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 15% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The fund may borrow from banks, other Franklin Templeton Funds or other persons to the extent permitted by applicable law. The fund will not make any additional investments while borrowings exceed 5% of its total assets.

2. Underwrite securities of other issuers, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. This does not preclude the fund from obtaining short-term credit necessary for the clearance of purchases and sales of its portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as is consistent with the fund's investment objective, and except that the fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness,
    (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Buy or sell commodities or commodity contracts, except that the fund may enter into financial futures contracts, options thereon, and forward contracts.

6. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

7. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that the fund may borrow as permitted by these restrictions.

ADDITIONAL RESTRICTIONS. The Blue Chip Fund has adopted the following additional restrictions. These restrictions are not fundamental and may be changed without shareholder approval. Under these restrictions, the Blue Chip Fund may not:

1. Invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

2. Buy securities on margin or sell securities short, except that the fund may make margin payments in connection with futures, options and currency transactions.

3. Buy or retain securities of any company in which officers, trustees or directors of the fund or the manager individually own more than one-half of 1% of the securities of such company, and in the aggregate own more than 5% of the securities of such company.

4. Buy securities of open-end or closed-end investment companies, except that the fund may: (i) acquire securities of an open-end or closed-end investment company in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment objective and policies as the fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

5. Invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies, except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

6. Hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The fund may, however, invest all or substantially all of its assets in another registered investment company having the same investment objective and policies as the fund.

7. Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the fund's net assets. No more than 2% of the value of the fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the NYSE or the American Stock Exchange.

As a diversified fund, with respect to 75% of its total assets, the Blue Chip Fund may not invest more than 5% in any one issuer nor may it own more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to cash, cash items (including receivables), government securities, and securities of other investment companies. All or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

The California Fund MAY NOT:

 1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

 2. Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments.

 3. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry.

 4. Underwrite securities of other issuers (does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the fund's total assets would be invested in such companies.

 5. Invest in securities for the purpose of exercising management or control of the issuer.

 6. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interest issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

 7. Effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).

 8. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; the fund may, however, invest in marketable securities issued by real estate investment trusts.

 9. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the fund's total assets and iii) together with the securities of all other investment companies held by the fund, exceed, in the aggregate, more than 10% of the fund's total assets. To the extent permitted by exemptions granted under the 1940 Act, the fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

10. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

In addition to these fundamental policies, it is the present policy of the California Fund (which may be changed without the approval of the shareholders) not to pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

The Large Cap Fund MAY NOT:

1. Borrow money, except that the fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33% of the value of the fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the fund may buy or sell securities of real estate investment trusts and may enter into financial futures contracts, options thereon, and forward contracts.

5. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of such fund's total assets may be invested without regard to such 5% and 10% limitations.

The MidCap Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 10% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. The fund may borrow from banks, other Franklin Templeton Funds or other persons to the extent permitted by applicable law. The fund will not make any additional investments while borrowings exceed 5% of its total assets.

 2. Loan money, except as is consistent with the fund's investment objective, and except that the fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

 3. Invest in any company for purposes of exercising control or management, except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

 4. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

 5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; provided that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

 6. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund.

 7. Underwrite securities of other issuers, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. This does not preclude the fund from obtaining short-term credit necessary for the clearance of purchases and sales of its portfolio securities.

 8. Buy or sell securities to the fund's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the fund, one or more of the fund's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 9. Acquire, lease or hold real estate, provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

10. Buy or sell commodities or commodity contracts, except that the fund may enter into financial futures contracts, including stock index futures, and options on stock index futures, or interests in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

In addition to these fundamental policies, it is the present policy of the fund (which may be changed without shareholder approval) not to invest in real estate limited partnerships (investments in marketable securities issued by real estate investment trusts are not subject to this restriction). The MidCap Fund's restriction against investment in interests in oil, gas, or other mineral leases, exploration or development does not include publicly traded equity securities.

It is the present policy of the MidCap Fund, which may be changed without shareholder approval, not to engage in joint or joint and several trading accounts in securities, except that it may participate in joint repurchase arrangements, or combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions. To the extent permitted by exemptions granted under the 1940 Act, the MidCap Fund may invest in shares of one or more money market funds managed by the manager or its affiliates. The MidCap Fund may not invest in excess of 5% of its total assets, valued at the lower of cost or market, in warrants, nor more than 2% of its total assets in warrants not listed on either the NYSE or the American Stock Exchange.

The Small Cap Fund MAY NOT:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or
     (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments;

 4. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the fund's total assets would be invested in such companies;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the fund's total assets, and iii) together with the securities of all other investment companies held by the fund, exceed, in the aggregate, more than 10% of the fund's total assets. The fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

In addition to these fundamental policies, it is the present policy of the Small Cap Fund (which may be changed without the approval of the shareholders) not to pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Advisers or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS
------------------------------------------------------------------------------

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a fund to obtain accurate market quotations for the purposes of valuing the fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a fund may incur additional expenses to seek recovery.

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's
(FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

HEALTH CARE COMPANIES The activities of health care companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of a reform of the health care system through legislation. Health care companies may face lawsuits related to product liability issues. Also, many products and services provided by health care companies are subject to rapid obsolescence. The value of an investment in a fund may fluctuate significantly over relatively short periods of time.

YEAR 2000 On April 27, 1999, the U.S. General Accounting Office issued a report on the readiness of Medicare and the health care sector for Year 2000. Among other things, this report noted that the health care industry may be ill-prepared to deal with the potential disruptions brought about by software problems caused by the change to the Year 2000. While the funds' manager cannot audit each company in which the fund invests, its personnel have reviewed the statements of preparedness of the companies owned by the fund and, based upon these statements, does not expect significant disruptions in these companies' business plans. The funds' manager will continue to monitor the Year 2000 issue within the health care industry and continue actively to incorporate Year 2000 preparedness as a factor in its analysis of the funds' holdings.

UNSEASONED COMPANIES To the extent that a fund may invest in smaller capitalization companies or other companies, it may place greater emphasis upon investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 5% of the California Fund's total assets and to no more than 10% of the Small Cap Fund's net assets.

CALIFORNIA COMPANIES Since the California Fund mainly invests in California companies' securities, its performance is dependent on economic, political and other conditions within California. However, the fund tries to reduce the effect on its portfolio of fluctuations in economic conditions in California by investing a significant portion of its assets in companies whose financial prospects are dependent on the global economy.

Below is a discussion of certain conditions that may affect California companies. It is not a complete analysis of every material fact that may affect the economic or political conditions within California and is subject to change. The information below is based on data available to the fund from historically reliable sources, but the fund has not independently verified it.

California's economy has been the largest of all the states in the nation. Like many other states, however, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Most of its job losses during its recession resulted from military cutbacks and the downturn in the construction industry. Downsizing in the state's aerospace industry, excess office capacity, and slow growth in California's export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the export, entertainment, tourism and computer services sectors. The state's diverse employment base has reached prerecession levels with manufacturing accounting for 14.5% of employment (based on 1997 state figures), trade 23.2%, services 30.8%, and government 16.3%. Despite strong employment growth, California's unemployment rate has remained above the national average. Recent economic problems in Asia have adversely affected the state's high tech manufacturing and related industries, resulting in slower growth than in previous years. Further weakening of the economies of California's international trade partners could have a negative impact on the state.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

DERIVATIVE SECURITIES The funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the fund's portfolio. The fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause the fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on the fund's ability to effectively hedge its securities. Furthermore, if the fund is unable to close out a position and if prices move adversely, the fund will have to continue to make daily cash payments to maintain its required margin. If the fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

Similarly, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote it.

FORWARD CURRENCY EXCHANGE TRANSACTIONS While the Blue Chip Fund may enter into forward currency transactions to reduce currency exchange rate risks, these transactions involve certain other risks. Forward currency exchange transactions may limit the potential gain to the fund from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates may result in poorer overall performance for the fund than if it had not entered into these transactions. Furthermore, there may be imperfect correlation between the fund's portfolio securities denominated in a particular currency and forward currency transactions entered into by the fund. This may cause the fund to sustain losses that will prevent it from achieving a complete hedge or expose it to the risk of foreign exchange loss.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS The securities underlying these transactions are subject to market fluctuation prior to delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price paid for the security or the yield available when the transaction was entered into.

STANDBY COMMITMENT AGREEMENTS There can be no assurance that the securities underlying a standby commitment agreement will be issued. If issued, the value of the security may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Blue Chip Fund may bear the risk of a decline in value of the security and may not benefit if the security appreciates in value during the commitment period.

EURO RISK On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the funds, the funds' manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

Edith E. Holiday (47)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of natural gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present) and H.J. Heinz Company (processed foods and allied products) (1994-present); director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/ Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (43)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The trust pays noninterested board members $1,575 for each of the Trust's eight regularly scheduled meetings plus $1,050 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                                   NUMBER OF
                                                                   BOARDS IN
                                                 TOTAL FEES      THE FRANKLIN
                                               RECEIVED FROM       TEMPLETON
                              TOTAL FEES        THE FRANKLIN         GROUP
                               RECEIVED          TEMPLETON         OF FUNDS
                               FROM THE            GROUP         ON WHICH EACH
NAME                          TRUST 1 ($)      OF FUNDS 2 ($)      SERVES 3
--------------------------------------------------------------------------------

Frank H. Abbott, III            13,935            159,051             27
Harris J. Ashton                16,280            361,157             48
S. Joseph Fortunato             15,279            367,835             50
Edith E. Holiday                18,975            211,400             24
Frank W.T. LaHaye               16,035            163,753             27
Gordon Macklin                  16,280            361,157             48


1. For the fiscal year ended April 30, 1999. During the period from April 30, 1998, through May 31, 1998, fees at the rate of $300 for each of the Trust's eight meetings plus $300 per meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 162 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each fund to buy, hold or sell. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each fund. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The Aggressive Growth Fund and Large Cap Fund pay the manager a fee computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of each fund's shares pays its proportionate share of the fee. The MidCap Fund pays the manager a fee equal to an annual rate of 0.65% of the fund's average daily net assets.

The Blue Chip Fund pays the manager a fee equal to an annual rate of:

o 0.75% of the fund's average daily net assets up to and including $500 million;

o 0.625% of the fund's average daily net assets over $500 million up to and including $1 billion; and

o  0.50% of the fund's average daily net assets over $1 billion

The California Fund and Small Cap Fund pay the manager a fee equal to an annual rate of:

o 0.625 of 1% of the average daily net assets of the fund up to and including $100 million;

o 0.50 of 1% of the value of the average daily net assets over $100 million, up to and including $250 million;

o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;

o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;

o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and

o  0.40 of 1% of the value of average daily net assets over $15 billion

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the funds paid the following management fees:

                                    MANAGEMENT FEES PAID ($) 1
                         -----------------------------------------------
                             1999               1998                 1997
------------------------------------------------------------------------------
Blue Chip Fund 2            134,052             17,998                   0
California Fund           4,066,764          2,866,217             953,389
MidCap Fund                 199,753            135,485              68,022
Small Cap Fund           20,630,510         13,566,077           3,859,067

1. No information is provided for the Aggressive Growth Fund and Large Cap Fund because the funds were not in operation during these periods.
2. For the fiscal years ended April 30, 1999, 1998 and 1997, management fees, before any advance waiver, totaled $205,441, $91,184 and $25,008, respectively. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Blue Chip Fund, California Fund, MidCap Fund and Small Cap Fund. FT Services has an agreement with the Aggressive Growth Fund and the Large Cap Fund to provide certain administrative services and facilities for each fund. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES For the Blue Chip Fund, California Fund, MidCap Fund and Small Cap Fund the manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of each fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and

o  0.075% of average daily net assets over $1.2 billion.

The Aggressive Growth Fund and Large Cap Fund pay FT Services a monthly fee equal to an annual rate of 0.20% of each fund's average daily net assets.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                                ADMINISTRATION FEES PAID ($) 1
                        -------------------------------------------------
                             1999               1998                1997 2
------------------------------------------------------------------------------
Blue Chip Fund              41,211              15,838              3,786
California Fund          1,124,899             808,799            184,878
MidCap Fund                 46,110              31,322             10,579
Small Cap Fund           3,971,753           2,794,347            717,201

1. No information is provided for the Aggressive Growth Fund and Large Cap Fund because the funds were not in operation during these periods.
2. For the period October 1996 through April 30, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/ Templeton Investor Services, Inc. (Investor Services) is each fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the funds, any portfolio securities tendered by a fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the last three fiscal years ended April 30, the funds paid the following brokerage commissions:

                                  BROKERAGE COMMISSIONS PAID ($) 1
                          -----------------------------------------------
                            1999               1998                1997
--------------------------------------------------------------------------------
Blue Chip Fund               56,175             48,160              14,667
California Fund          17,062,207            594,357             222,569
MidCap Fund                  53,633             31,590              23,231
Small Cap Fund            2,187,594         14,648,944           1,155,691

1. No information is provided for the Aggressive Growth Fund and Large Cap Fund because the funds were not in operation during these periods.

The table below shows the brokerage commissions each fund paid of its aggregate portfolio transactions to brokers who provided research services for the fiscal year ended April 30, 1999:

                              COMMISSIONS PAID IN
                                CONNECTION WITH
                               RESEARCH SERVICES         AGGREGATE PORTFOLIO
                                 PROVIDED ($) 1            TRANSACTIONS ($) 1
--------------------------------------------------------------------------------
Blue Chip Fund                        55,840                   39,550,375
California Fund                      596,602                  326,418,465
MidCap Fund                           56,150                   25,148,825
Small Cap Fund                     2,645,470                1,092,883,339

1. No information is provided for the Aggressive Growth Fund and Large Cap Fund because the funds were not in operation during these periods.

As of April 30, 1999, the Blue Chip Fund owned securities issued by the following broker dealers: Charles Schwab & Co., Inc. valued in the aggregate at $659,000, Merrill Lynch & Co., Inc. valued in the aggregate at $596,000 and Salomon Smith Barney valued in the aggregate at $764,000. The Small Cap Fund owned securities issued by Hambrecht & Quist Group valued in the aggregate at $14,100. Except as noted, the funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the funds may, from time to time, invest in broker-dealers, it is possible that the funds will own more than 5% of the voting securities of one or more broker-dealers through whom each fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the funds. To the extent the funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the funds, the funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the funds to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Aggressive Growth Fund and Large Cap Fund intend to elect and qualify during the current fiscal year to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Blue Chip Fund, California Fund, MidCap Fund and Small Cap Fund have elected to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code, have qualified as such for their most recent fiscal years, and intend to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 100% of the dividends paid by the Blue Chip Fund, 31.71% of the dividends paid by the California Fund, 100% of the dividends paid by the MidCap Fund and 37.50% of the dividends paid by the Small Cap Fund for the most recent fiscal year qualified for the dividends-received deduction. The Aggressive Growth Fund anticipates that a portion of the dividends it pays will qualify for the dividends-received deduction. Under normal market conditions the Large Cap Fund anticipates that a significant portion of the dividends it pays will qualify for the dividends received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by such fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

Each fund, except the California Fund, is a diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The California Fund is a nondiversified series of Franklin Strategic Series. The trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

Before July 12, 1993, the California Fund was named the Franklin California 250 Growth Fund. On that date, the fund's investment objective and various investment policies were changed. Consistent with these changes, the fund's name was changed to the Franklin California Growth Fund.

The MidCap Fund changed its name from FISCO MidCap Growth Fund to Franklin Institutional MidCap Growth Fund on September 1, 1994, and to its current name on April 18, 1996.

Certain Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

The Aggressive Growth Fund and Large Cap Fund currently offer four classes of shares, Class A, Class B, Class C and Advisor Class. The funds may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Aggressive Growth Fund - Class A
o  Franklin Aggressive Growth Fund - Class B
o  Franklin Aggressive Growth Fund - Class C
o  Franklin Aggressive Growth Fund - Advisor Class
o  Franklin Large Cap Growth Fund - Class A
o  Franklin Large Cap Growth Fund - Class B
o  Franklin Large Cap Growth Fund - Class C
o  Franklin Large Cap Growth Fund - Advisor Class

The California Fund currently offers three classes of shares, Class A, Class B and Class C. Before January 1, 1999, Class A shares of the California Fund were designated Class I and Class C shares of the California Fund were designated Class II. The California Fund began offering Class B shares on January 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin California Growth Fund - Class A
o  Franklin California Growth Fund - Class B
o  Franklin California Growth Fund - Class C

The Small Cap Fund currently offers three classes of shares, Class A, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Small Cap Growth Fund - Class A
o  Franklin Small Cap Growth Fund - Class C
o  Franklin Small Cap Growth Fund - Advisor Class

The Blue Chip Fund and MidCap Fund each offer only one share class. Because the funds' sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the funds are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, Class A shares were designated Class I. The funds may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in each fund's assets. On matters that affect each fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 8, 1999, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS                         SHARE CLASS         PERCENTAGE (%)
----------------------------------------------------------------------------
MIDCAP FUND
Franklin Resources, Inc.1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                         Class A              18

SMALL CAP FUND
First Union National Bank Ttee
FBO Willis Corroon Corporation
A/C 1040108756
1525 West WT Harris Blvd.
NC-1151
Charlotte, NC 28288                       Advisor Class           6

The Northern Trust Company Trst
for the Nalco Chemical Co Ret Trst
50 S. LaSalle St.
Chicago, IL 60675                         Advisor Class           6

Old Second National Bank of Aurora
C/O Trust Operations Division
37 South River St.
Aurora, IL 60506-4173                     Advisor Class           7

Trust Company of Illinois
45 S. Park Blvd., Ste. 315
Glen Ellyn, IL 60137-6282                 Advisor Class           7

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 8, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

o If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                 SALES CHARGE (%)
-------------------------------------------------------------------------
Under $30,000                                         3.0
$30,000 but less than $50,000                         2.5
$50,000 but less than $100,000                        2.0
$100,000 but less than $200,000                       1.5
$200,000 but less than $400,000                       1.0
$400,000 or more                                        0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN       THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM            YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------------------
1 Year                                                  4
2 Years                                                 4
3 Years                                                 3
4 Years                                                 3
5 Years                                                 2
6 Years                                                 1
7 Years                                                 0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. Redemptions in kind are taxable transactions. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, each fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin  Templeton  Distributors,  Inc.  (Distributors)  acts as the  principal
underwriter   in  the  continuous   public   offering  of  each  fund's  shares.
Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30,:

                                                                  AMOUNT
                                                                RECEIVED IN
                                                                CONNECTION
                                                                   WITH
                           TOTAL              AMOUNT            REDEMPTIONS
                        COMMISSIONS         RETAINED BY             AND
                          RECEIVED         DISTRIBUTORS         REPURCHASES
                            ($)                 ($)                 ($)
--------------------------------------------------------------------------------
1999
Blue Chip Fund              360,101             49,226                  8
California Fund           3,857,071            433,509            125,886
MidCap Fund                 290,614             38,279             12,053
Small Cap Fund           15,233,910          1,589,079            828,220
1998
Blue Chip Fund              226,140             25,642                  0
California Fund           7,612,566            762,027             10,657
MidCap Fund                 259,668             29,262                  0
Small Cap Fund           30,947,759          2,943,926             64,163
1997
Blue Chip Fund               76,980              8,755                  0
California Fund           4,836,624            518,921              1,701
MidCap Fund                 140,519             16,023                  0
Small Cap Fund           11,056,311          1,097,126             33,425

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) fees Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by California Fund and Small Cap Fund under the Class A plan may not exceed 0.25% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

Payments by the Aggressive Growth Fund, Blue Chip Fund, Large Cap Fund and MidCap Fund under the Class A plan may not exceed 0.35% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

THE CLASS B AND C PLANS. Under the Class B and C plans, the funds pay Distributors up to 0.75% per year of the class's average daily net assets, payable monthly for the Aggressive Growth Fund, California Fund - Class B, Large Cap Fund and Small Cap Fund and quarterly for the California Fund - Class C, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable monthly for the Aggressive Growth Fund, California Fund - Class B, Large Cap Fund and Small Cap Fund and quarterly for the California Fund - Class C. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the funds on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the funds' board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. The Class A plans also may be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended April 30, 1999, Distributors' eligible expenditures for advertising, printing, payments to underwriters and broker-dealers and other expenses pursuant to the plans and the amounts the funds paid Distributors under the plans were:

                                 DISTRIBUTORS'               AMOUNT PAID
                                    ELIGIBLE                   BY THE
                                 EXPENSES ($) 1               FUND ($) 1
--------------------------------------------------------------------------------
Blue Chip Fund                      110,997                      82,281
California Fund
Class A                            2,176,459                  1,782,674
Class B                               77,390                      3,982
Class C                            1,446,655                  1,352,080

MidCap Fund                          110,173                     77,031

Small Cap Fund
Class A                            10,974,973                 9,218,844
Class C                             8,380,334                 6,923,739

1. No information is provided for the Aggressive Growth Fund and Large Cap Fund because the funds were not in operation during these periods.

------------------------------------------------------------------------------
PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the funds be accompanied by certain standardized performance information computed as required by the SEC.

Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Because the Aggressive Growth Fund and Large Cap Fund are new, they have no performance history and thus no performance quotations have been provided.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended April 30, 1999, were:

                                       1            5          SINCE
                      INCEPTION      YEAR         YEARS      INCEPTION
                        DATE          (%)          (%)          (%)
-------------------------------------------------------------------------
CLASS A
Blue Chip Fund        06/03/96        9.50          -          12.03
California Fund       10/30/91        0.29        22.92        18.96
MidCap Fund           08/17/93      -11.72        13.65        12.18
Small Cap Fund        02/14/92       -8.99        19.00        17.42

                                                    1          SINCE
                                   INCEPTION      YEAR       INCEPTION
                                     DATE          (%)          (%)
-------------------------------------------------------------------------
CLASS C
California Fund                    09/03/96        3.63        17.41
Small Cap Fund                     10/02/95       -5.99        13.55

The following SEC formula was used to calculate these figures:

                            n
                      P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 1999, were:

                                        1              5          SINCE
                      INCEPTION        YEAR          YEARS      INCEPTION
                        DATE           (%)            (%)          (%)
----------------------------------------------------------------------------
CLASS A
Blue Chip Fund        06/03/96          9.50           -           39.12
California Fund       10/30/91          0.29        180.61        267.75
MidCap Fund           08/17/93        -11.72         89.57         92.60
Small Cap Fund        02/14/92         -8.99        138.64        218.18

                                        1            SINCE
                      INCEPTION        YEAR        INCEPTION
                        DATE           (%)            (%)
----------------------------------------------------------------------------
CLASS C
California Fund       09/03/96         3.63          53.12
Small Cap Fund        10/02/95        -5.99          57.56

VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally the leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks) and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

ADDITIONAL COMPARISONS - AGGRESSIVE GROWTH FUND

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

o Standard & Poor's(R) MidCap 400 Index - consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index, with each stock affecting the index in proportion to its market value. This index, calculated by S&P, is a total return index with dividends reinvested.

ADDITIONAL COMPARISONS - BLUE CHIP FUND

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Morgan Stanley Capital International World Index - an arithmetic average (weighted by market value) index based in US dollars of the performance of approximately 1,500 securities listed on the stock exchanges of 22 countries including the US, Europe, Canada, Australia, New Zealand and the Far East with gross dividends reinvested.

ADDITIONAL COMPARISONS - CALIFORNIA FUND

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Valueline Index - an unmanaged index which follows the stock of approximately 1,700 companies.

o Bateman Eichler Hill Richards Western Stock Index - A managed index representing 215 stocks of companies within the Western United States. Seventy-five percent of the stocks are Californian companies, the remaining 25% represent companies in: Arizona, Hawaii, Nevada, Oregon and Washington.

o Russell 3000 Index - composed of 3,000 large U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market.

o Russell 2000 Small Stock Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Franklin California 250 Growth Index - consists of the 250 largest California based companies on an equal weighted basis in order to approximately diversify and correlate with the business segment weightings of the actual economy (as provided by the Gross State Product). By doing so, the Index will have an orientation towards small cap growth companies, mainly high tech and services related firms. The Index is equally weighted as opposed to market weighted, meaning each company represents 0.4% of the total index.

o Bloomberg California Index - a price-weighted index designed to measure the performance of California's economy. The index was developed with a base value of 100 as of December 30, 1994.

Additional Comparisons - Large Cap Fund

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Russell 3000(R) Index measures the performance of the 3,000 largest US companies based on total market capitalization.

o Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

o The Wilshire Top 2500 Index consists of the largest 2500 companies in the Wilshire 5000.

ADDITIONAL COMPARISONS - MIDCAP FUND

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o The Wilshire 4500 Equity Index - a market value-weighted index of all U.S. common equity securities with readily available price data (excluding the S&P 500 securities which together with the 4500 comprise the Wilshire
   5000). It is a total return index with dividends reinvested.

o The Wilshire Mid Cap 750 - overlaps both the top 750 and next 1750 of the Wilshire 2500 universe (the top 2500 companies and 99% of the market capitalization of the Wilshire 5000). Wilshire includes companies that have market capitalizations ranging from $300 million to $1.3 billion. The portfolio contains from 125 to 500 securities.

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. Representing approximately 11% of the Russell 3000 total market capitalization, this is Russell's Small Cap Index.

o The Russell 2500 Index - consists of the bottom 500 securities in the Russell Index, as ranked by total market capitalization, and all 2,000 securities in the Russell 2000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 3000 Index - consists of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

o Valueline Index - an unmanaged index which follows the stock of approximately 1700 companies.

o Standard & Poor's(R) 400 - consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index, with each stock affecting the Index in proportion to its market value. This index, calculated by S&P, is a total return index with dividends reinvested.

o Total Return Performance - The example below may be used to illustrate the fund's performance, when compared to the total return of the Wilshire 5000 Index, Standard and Poor's 500 Index and the Standard and Poor's Midcap Index:

Annual Performance from 1989 through 1998

                               S&P              S&P          WILSHIRE
                               500            MIDCAP           5000
-------------------------------------------------------------------------
1989                          31.69            35.52          29.18
1990                          -3.10            -5.13          -6.18
1991                          30.47            50.10          34.21
1992                           7.62            11.91           8.98
1993                          10.08            13.95          11.30
1994                           1.32            -3.58          -0.06
1995                          37.58            30.95          36.47
1996                          22.96            19.20          21.21
1997                          33.36            32.25          31.29
1998                          28.58            19.11          23.43

ADDITIONAL COMPARISONS - SMALL CAP FUND

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o The Russell 2000 Index - consists of the 2,000 smallest securities in the Russell 3000 Index. Representing approximately 11% of the Russell 3000 total market capitalization, this is Russell's Small Cap Index.

o The Russell 2500 Index - consists of the bottom 500 securities in the Russell Index, as ranked by total market capitalization, and all 2,000 securities in the Russell 2000 Index. This Index is a measure of small to medium-small stock performance.

o The Russell 3000 Index - consists of 3,000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

From time to time, advertisements or information for each fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a fund to calculate its figures. In addition, there can be no assurance that a fund will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.

The funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $227 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 112 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

You will receive the Small Cap Fund's financial reports every six months. If you would like to receive an interim report of the fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S CORPORATION (S&P)

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

SHAREHOLDER LETTER

CONTENTS

 Shareholder Letter ................   1

 Fund Reports
 Franklin Aggressive
 Growth Fund .......................   4
 Franklin Blue Chip Fund ...........  10
 Franklin California
 Growth Fund .......................  15
 Franklin Large Cap
 Growth Fund .......................  20

 Franklin MidCap
 Growth Fund .......................  26
 Franklin Small Cap
 Growth Fund .......................  30
 Financial Highlights and
 Statement of Investments ..........  36

 Financial Statements ..............  79

 Notes to the
 Financial Statements ..............  88


                        [FUND CATEGORY PYRAMID GRAPHIC]



Dear Shareholder:

This semiannual report for the Franklin Strategic Series covers the six months ended October 31, 1999.


FULL SPEED AHEAD.
During the second and third quarters of 1999, the U.S. economy performed like a well-trained thoroughbred. Gross domestic product (GDP) grew significantly, unemployment hovered around lows last seen in 1970, and inflation remained surprisingly benign.(1) Unfortunately, most U.S. stocks and bonds did not perform as well as the nation's economy.


UP, AND DOWN, AND UP AGAIN.
At the beginning of the six months under review, the Dow Jones(R) Industrial Average (the Dow) stood at 10788. By August 25, after much backing and filling, it posted a record high of 11326. But that was just the beginning of the story. During the week ended October 15, it fell 630 points (5.9%), its biggest percentage drop in a decade. Then, shrugging off worries about inflation and rising interest rates, it proceeded to gain 710 points, and on October 29 closed at 10729. The Standard & Poor's(R) 500 Composite Index, which



(1) Second quarter 1999 GDP grew at an annualized rate of 1.9%, while third quarter GDP grew at an annualized rate of 5.5%. Source: Bloomberg.


             STANDARD & POOR'S 500(R) COMPOSITE INDEX (S&P 500(R))
                    AND DOW JONES INDUSTRIAL AVERAGE (DJIA)
                                  Daily Prices
                               4/30/99 - 10/31/99

This chart shows the volatility of the Standard & Poor's 500 Composite Index (S&P 500) and Dow Jones Industrial Average (DJIA), based on their daily prices from 4/30/99 to 10/31/99.

Daily Prices
6-months ended
10/31/99

     DATE                    S&P 500              DJIA
     ----                    -------              ----
   04/30/99                  1335.18            10789.04
   05/03/99                  1354.63            11014.69
   05/04/99                  1332.00            10886.11
   05/05/99                  1347.31            10955.41
   05/06/99                  1332.05            10946.82
   05/07/99                  1345.00            11031.59
   05/10/99                  1340.30            11007.25
   05/11/99                  1355.61            11026.15
   05/12/99                  1364.00            11000.37
   05/13/99                  1367.56            11107.19
   05/14/99                  1337.80            10913.32
   05/17/99                  1339.49            10853.47
   05/18/99                  1333.32            10836.95
   05/19/99                  1344.23            10887.39
   05/20/99                  1338.83            10866.74
   05/21/99                  1330.29            10829.28
   05/24/99                  1306.65            10654.67
   05/25/99                  1284.40            10531.09
   05/26/99                  1304.76            10702.16
   05/27/99                  1281.41            10466.93
   05/28/99                  1301.84            10559.74
   06/01/99                  1294.26            10596.26
   06/02/99                  1294.81            10577.89
   06/03/99                  1299.54            10663.69
   06/04/99                  1327.75            10799.84
   06/07/99                  1334.52            10909.38
   06/08/99                  1317.33            10765.64
   06/09/99                  1318.64            10690.29
   06/10/99                  1302.82            10621.27
   06/11/99                  1293.64            10490.51
   06/14/99                  1294.00            10563.33
   06/15/99                  1301.16            10594.99
   06/16/99                  1330.41            10784.95
   06/17/99                  1339.90            10841.63
   06/18/99                  1342.84            10855.56
   06/21/99                  1349.00            10815.98
   06/22/99                  1335.88            10721.63
   06/23/99                  1333.06            10666.86
   06/24/99                  1315.78            10534.83
   06/25/99                  1315.31            10552.56
   06/28/99                  1331.35            10655.15
   06/29/99                  1351.45            10815.35
   06/30/99                  1372.71            10970.80
   07/01/99                  1380.96            11066.42
   07/02/99                  1391.22            11139.24
   07/06/99                  1388.12            11135.12
   07/07/99                  1395.86            11187.36
   07/08/99                  1394.42            11126.89
   07/09/99                  1403.28            11193.70
   07/12/99                  1399.10            11200.98
   07/13/99                  1393.56            11175.02
   07/14/99                  1398.17            11148.10
   07/15/99                  1409.62            11186.41
   07/16/99                  1418.78            11209.84
   07/19/99                  1407.65            11187.68
   07/20/99                  1377.10            10996.13
   07/21/99                  1379.29            11002.78
   07/22/99                  1360.97            10969.22
   07/23/99                  1356.94            10910.96
   07/26/99                  1347.76            10863.16
   07/27/99                  1362.84            10979.04
   07/28/99                  1365.40            10972.07
   07/29/99                  1341.03            10791.29
   07/30/99                  1328.72            10655.15
   08/02/99                  1328.05            10645.96
   08/03/99                  1322.18            10677.31
   08/04/99                  1305.33            10674.77
   08/05/99                  1313.71            10793.82
   08/06/99                  1300.29            10714.03
   08/09/99                  1297.80            10707.70
   08/10/99                  1281.43            10655.15
   08/11/99                  1301.93            10787.80
   08/12/99                  1298.16            10789.39
   08/13/99                  1327.68            10973.65
   08/16/99                  1330.77            11046.79
   08/17/99                  1344.16            11117.08
   08/18/99                  1332.84            10991.38
   08/19/99                  1323.59            10963.84
   08/20/99                  1336.61            11100.61
   08/23/99                  1360.22            11299.76
   08/24/99                  1363.50            11283.30
   08/25/99                  1381.79            11326.04
   08/26/99                  1362.01            11198.45
   08/27/99                  1348.27            11090.17
   08/30/99                  1324.02            10914.13
   08/31/99                  1320.41            10829.28
   09/01/99                  1331.07            10937.88
   09/02/99                  1319.11            10843.21
   09/03/99                  1357.24            11078.45
   09/07/99                  1350.45            11034.13
   09/08/99                  1344.15            11036.34
   09/09/99                  1347.66            11079.40
   09/10/99                  1351.66            11028.43
   09/13/99                  1344.13            11030.33
   09/14/99                  1336.29            10910.33
   09/15/99                  1317.97            10801.42
   09/16/99                  1318.48            10737.46
   09/17/99                  1335.42            10803.63
   09/20/99                  1335.53            10823.90
   09/21/99                  1307.58            10598.47
   09/22/99                  1310.51            10524.07
   09/23/99                  1280.41            10318.59
   09/24/99                  1277.36            10279.33
   09/27/99                  1283.31            10303.39
   09/28/99                  1282.20            10275.53
   09/29/99                  1268.37            10213.48
   09/30/99                  1282.71            10336.95
   10/01/99                  1282.81            10273.00
   10/04/99                  1304.60            10401.23
   10/05/99                  1301.35            10400.59
   10/06/99                  1325.40            10588.34
   10/07/99                  1317.64            10537.05
   10/08/99                  1336.02            10649.76
   10/11/99                  1335.21            10648.18
   10/12/99                  1313.04            10417.06
   10/13/99                  1285.55            10232.16
   10/14/99                  1283.42            10286.61
   10/15/99                  1247.41            10019.71
   10/18/99                  1254.13            10116.28
   10/19/99                  1261.32            10204.93
   10/20/99                  1289.43            10392.36
   10/21/99                  1283.61            10297.69
   10/22/99                  1301.65            10470.25
   10/25/99                  1293.63            10349.93
   10/26/99                  1281.91            10302.13
   10/27/99                  1296.71            10394.89
   10/28/99                  1342.44            10622.53
   10/29/99                  1362.93            10729.86

Source: Standard & Poor's Micropal and Dow Jones and Company. The S&P 500 is a market-value weighted index of 500 stocks chosen for market size, liquidity, and industry group presentation, with each stock's weight in the index proportionate to its market value. The DJIA is a price-weighted index based on the average market price of 30 blue chip stocks. Indexes are unmanaged.

The graph is intended to show the stock market's volatility, as reflected in the S&P 500 and DJIA, and does not illustrate the past or future performance of any fund in the Franklin Strategic Series.





represents more stocks than the Dow, opened the reporting period at 1335 and ended it at 1362, see-sawing as violently as the Dow along the way.(2)


RIDING THE ROLLER COASTER.
While such turbulence can be unsettling for investors, it is important to remember that volatility is a natural condition of securities markets. Over the long term, stocks and bonds have provided impressive results, and while catching the wave may be an appropriate pastime for surfers, it is not generally a good strategy for investors. For that reason, we urge you to consult with your investment representative and focus on your long-term goals rather than short-term market cycles.




(2) Source: Standard & Poor's Micropal. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc.

2



We also encourage you to consider using an investment technique called dollar cost averaging. By investing a fixed dollar amount at regular intervals, you buy more shares when prices are low and fewer shares when prices are high, which can reduce your average cost per share. A note of caution: no investment technique can assure a profit or completely protect against loss, and before using this strategy, you should consider your ability to continue purchases through periods of changing economic conditions.(3)

Another good way to deal with market volatility is to diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own. In the following pages, you will find discussions of the six funds that compose the Franklin Strategic Series. While each of the funds has different objectives, their management teams all pursue long-term investment goals and follow the fundamental principles of careful selection and constant professional supervision.

As we enter the new millennium, we would like to take this opportunity to thank you for your support in the past. We welcome your comments and questions and look forward to serving you in the years to come.

Sincerely,




/s/ Rupert H. Johnson, Jr.
-------------------------
Rupert H. Johnson, Jr.
President
Franklin Strategic Series


(3) For more information on dollar cost averaging, contact your investment representative, or call Franklin Templeton, toll free, at 1-800/DIAL BEN (1-800/342-5236).

                                                                               3



FRANKLIN AGGRESSIVE GROWTH FUND




--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Aggressive Growth Fund seeks capital appreciation by investing primarily in the equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared to the overall economy.

--------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Aggressive Growth Fund's inaugural semiannual report, covering the period since the fund's inception on June 23, 1999, through October 31, 1999. During this time, the broad U.S. equity market posted a moderate performance due to investor concerns about inflation and rising interest rates, but technology stocks, fueled by strong earnings, generally performed well. These impressive earnings were largely the result of increased demand from Asia, expanded corporate spending due to e-commerce and the need for more advanced communications infrastructures. Benefiting from a large position in the technology sector, Franklin Aggressive Growth Fund - Class A shares posted a +63.90% cumulative total return for the period as shown in the Performance Summary beginning on page 8. Its benchmarks, the Russell 3000(R) Growth Index and the Standard & Poor's 400 Mid-Cap(R) Index, returned only 7.14% and 1.86%, respectively, for the same period.(1)





(1) Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

4



During the four months under review, we searched for the best growth companies in the most dynamic industries, relying heavily on the research efforts of our large, experienced staff of research analysts. Reflecting our belief that economic growth is encouraged by and made more efficient by new technologies, we initiated several positions in various technology sectors. Because we felt that overall demand will continue to outpace supply over the intermediate term, we focused on semiconductor companies that supply chips to the communications market. These companies included Broadcom Corp., a broadband applications semiconductor manufacturer, and Alpha Industries Inc., a leading chip provider for wireless telephone handsets. At the close of the period, we also held large positions in several hardware companies such as Sun Microsystems Inc., whose products were experiencing significant demand.

Positioning the fund to take advantage of companies allocating an increasingly large percentage of their budgets to e-commerce, we invested in several leaders in that field. On October 31, 1999, Sapient Corp., a leading provider of consulting services for companies seeking to implement an e-commerce strategy, was one of the fund's largest holdings, with 2.2% of total net assets. Sapient is experiencing dramatic growth, as companies find themselves ill-equipped to handle such projects internally.

During the review period, many companies made their stock available to the public for the first time through initial public offerings (IPOs) and the fund selectively participated in several of them. Among companies making their public debut and positively impacting the fund's performance during the period were Red Hat Inc., a software manufacturer, and TiVo, Inc., a provider of innovative television subscription services. A significant portion of the fund's total return for the period was attributable to IPOs. However, the "hot" IPO market we experienced during the four months under review, which can produce extremely high profits over a short period of time, may not continue. In addition, as the size of a fund increases, the percentage IPOs will be able to contribute to the fund's total return will decrease.

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based On Total Net Assets
10/31/99


Electronic Technology ......................  35.8%
Technology Services ........................  25.8%
Telecommunications .........................   9.3%
Retail Trade ...............................   4.5%
Health Technology ..........................   3.9%
Commercial Services ........................   3.0%
Consumer Services ..........................   1.9%
Product Manufacturing ......................   1.7%
Consumer Non-Durables ......................   1.5%
Transportation .............................   1.0%
Cash and Equivalents .......................  11.6%




                                                                              5



Top 10 Holdings
Franklin Aggressive Growth Fund
10/31/99

                                            % OF TOTAL
COMPANY                                      NET ASSETS
-------------------------------------------------------
Microsoft Corp.                                   3.6%

Cisco Systems Inc.                                2.4%

Sapient Corp.                                     2.2%

Apple Computer Inc.                               1.9%

VoiceStream Wireless Corp.                        1.8%

Qwest Communications
International Inc.                                1.8%

Vitesse Semiconductor
Corp.                                             1.8%

Polycom Inc.                                      1.7%

Comverse Technology Inc.                          1.7%

Partner Communications Co.                        1.7%




Amidst this period's market volatility, we elected to sell several positions, because we felt the share price was excessive or the fundamental outlook for the company had deteriorated. Among those sold during the period was Charles Schwab Corp., a leading discount brokerage firm with a large presence in the online trading market. This market is becoming more competitive, making the growth outlook for Schwab less certain. Until Schwab's fundamental outlook improves, we are more comfortable on the sidelines.

Looking forward, despite market uncertainty regarding interest rates, we remain confident that the market will continue to reward companies with sustainable competitive advantages and favorable growth prospects. The strong U.S. economy provides a favorable backdrop for growth, and we expect the market leaders to thrive in this environment. We anticipate the stock market advance could include sectors that have been overlooked, understanding that this could negatively impact valuations of some of the fund's holdings, particularly in technology, over the short term. We shall continue to search for attractive growth stocks in a wide range of sectors that would benefit from a broadening market.



6




Sincerely,



/s/ Michael McCarthy
--------------------
Michael McCarthy




/s/ John P. Scandalios
----------------------
John P. Scandalios
Portfolio Management Team
Franklin Aggressive Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


                                                                               7

FRANKLIN AGGRESSIVE GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.





CLASS A:
Subject to the current, maximum 5.75% initial sales charge.

CLASS B:
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C:
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.





PRICE INFORMATION


                                                                    INCEPTION
                                       CHANGE      10/31/99         (6/23/99)
-----------------------------------------------------------------------------
CLASS A
Net Asset Value                        +$6.39     $   16.39        $   10.00

CLASS B
Net Asset Value                        +$6.39     $   16.39        $   10.00

CLASS C
Net Asset Value                        +$6.38     $   16.38        $   10.00

ADVISOR CLASS
Net Asset Value                        +$6.41     $   16.41        $   10.00




8            Past performance is not predictive of future results.



PERFORMANCE

                                                                    INCEPTION
                                                                    (6/23/99)
-----------------------------------------------------------------------------
CLASS A

Cumulative Total Return(1)                                            +63.90%

Aggregate Total Return(2)                                             +54.48%

Value of $10,000 Investment(3)                                       $15,448


CLASS B

Cumulative Total Return(1)                                            +63.90%

Aggregate Total Return(2)                                             +59.90%

Value of $10,000 Investment(3)                                       $15,990


CLASS C

Cumulative Total Return(1)                                            +63.80%

Aggregate Total Return(2)                                             +61.19%

Value of $10,000 Investment(3)                                       $16,119

ADVISOR CLASS

Cumulative Total Return(1)                                            +64.10%

Aggregate Total Return(2)                                             +64.10%

Value of $10,000 Investment(3)                                       $16,410

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Since the fund has existed for less than one year, the figures represent aggregate total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.                          9



FRANKLIN BLUE CHIP FUND

--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

--------------------------------------------------------------------------------

We are pleased to report that Franklin Blue Chip Fund - Class A outperformed the benchmark Standard & Poor's(R) 500 (S&P 500(R)) Composite Index over the six-month reporting period, with a 7.49% total return, versus 2.74% for the S&P
500. The fund also performed well for the fiscal year through October 31, 1999, delivering a +28.39% cumulative total return, compared with +25.67% for the S&P 500.(1)

The fund's positive performance took place against a backdrop of revived international economic growth as global gross domestic product rose an annualized rate of 2.7% for the second quarter '99. This rate is estimated to be 4.5% for the third quarter '99.(2) Most of this growth took place without triggering inflation, but by period's end, commodity prices began to rise. For most of the period, solid global growth and benign inflation contributed to strong U.S. corporate earnings. Stocks of companies with the strongest earnings growth and the least sensitivity to rising interest rates performed the best, and the technology sector, which represents approximately a quarter of the S&P 500, outperformed all other industries. The health care and communication services sectors also delivered above-average performances. Our overweight allocation in these sectors contributed significantly to the fund's superior returns relative to its benchmark for the six months ended October 31, 1999.


(1) The index is unmanaged and includes reinvested returns; one cannot invest directly in an index.

(2) Source: J.P. Morgan Global Economic Forecast, 11/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 44 of this report.


10




Although the technological revolution involving the Internet is transforming the way business is conducted, we feel that in the short term, the only clear winners are consumers and equipment makers building the backbone of the system. Since no one knows how long the boom in many of the Internet stocks will last, we believe telecommunications equipment stocks offer a more rational way to participate in the Internet's growth. With data traffic doubling every three months, traditional carriers are being challenged not only to add capacity to existing networks but to build entirely new networks based on lower cost technologies. This has produced extremely strong demand for telecommunications equipment, benefiting some of our holdings such as Lucent Technologies Inc., Cisco Systems Inc., Comverse

PORTFOLIO BREAKDOWN
Franklin Blue Chip Fund
Based on Total Net Assets
10/31/99

Technology               26.4%
Financials               13.2%
Capital Goods             9.0%
Communication Services    8.6%
Consumer Staples          8.4%
Health Care               8.1%
Consumer Cyclicals        7.2%
Energy                    4.8%
Basic Materials           4.3%
Utilities                 2.4%
Cash & Equivalents        7.6%


                                                                              11



TOP 10 HOLDINGS
Franklin Blue Chip Fund
Based on Total Net Assets
10/31/99

COMPANY,                                 % OF TOTAL
INDUSTRY, COUNTRY                        NET ASSETS
---------------------------------------------------
Microsoft Corp
Technology, U.S.                           3.90%

General Electric Co.
Capital Goods, U.S.                        3.25%

Intel Corp.
Technology, U.S.                           2.38%

Wal-Mart Stores Inc.
Consumer Cyclicals, U.S.                   2.20%

Citigroup Inc.
Financials, U.S.                           2.11%

Capital One Financial Corp.
Financials, U.S.                           2.01%

Chase Manhattan Corp.
Financials, U.S.                           1.99%

Sony Corp.
Capital Goods, Japan                       1.98%

MCI WorldCom Inc.
Communication Services,
U.S.                                       1.95%

Cisco Systems Inc.
Technology, U.S.                           1.76%


Technology Inc. and Tellabs Inc. Since, in our opinion, consumers probably will continue to demand incremental speed and capacity improvements as cable modems and digital subscriber lines (DSL) become more pervasive, we feel the long-term outlook for carrier spending appears very positive. We shall, therefore, continue to search for companies that can provide the "best of breed" technologies for the next generation's core networks.

During the reporting period, we also increased our holdings of financial stocks because we viewed the weakness induced in this sector by rising interest rates as a buying opportunity. We believe that strong consumer demand and the U.S. Congress' passage of the Financial Services Reform Act will benefit this sector significantly. This act will end the separation of banking, insurance and securities investment and legitimize last year's merger of the Travelers Group insurance and Citicorp banking companies, which resulted in Citigroup Inc. -- our largest financial holding and one to which we added throughout the reporting period.

Looking forward, we shall continue to focus on companies that are dominant in their markets, boast excellent management and possess solid revenue growth, strong EBITDA (earnings before interest, taxes, depreciation and amortization) or stalwart earnings growth. This rigorous analysis should eliminate all but the highest quality companies, and the fund's long-term orientation should lead to lower portfolio turnover and associated costs -- strategies we believe should benefit the fund's shareholders in the new millennium.




12



Sincerely,




/s/ Sally E. Haff
----------------
Sally E. Haff
Portfolio Manager
Franklin Blue Chip Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



SALLY EDWARDS HAFF, CFA

Sally Edwards Haff is a senior vice president of Franklin Advisers, Inc. She is the portfolio manager of Franklin Blue Chip Fund and Franklin Utilities Fund.

Ms. Haff joined Franklin in 1986 as a management trainee. Prior to her current responsibilities, she managed Franklin Global Utilities Fund, Franklin Convertible Securities Fund and Franklin Valuemark Global Utilities. She was also an industry analyst specializing in utilities, networking equipment, tobacco, food, consumer goods and emerging growth industries.

Ms. Haff is a Chartered Financial Analyst (CFA) and holds a bachelor of arts degree in economics from the University of California at Santa Barbara. She is a member of the Security Analysts of San Francisco, the International Society of Financial Analysts and the Association for Investment Management and Research
(AIMR).



                                                                              13



FRANKLIN BLUE CHIP FUND



PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases total return to shareholders. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.



PRICE INFORMATION


CLASS A                        CHANGE        10/31/99   4/30/99
---------------------------------------------------------------
Net Asset Value                +$1.08         $15.49    $14.41


PERFORMANCE

                                                                                                                           INCEPTION
CLASS A                                                        6-MONTH              1-YEAR             3-YEAR               (6/3/96)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       +7.49%             +28.39%             +54.95%             +58.67%

Average Annual Total Return(2)                                   +1.31%             +21.00%             +13.47%             +12.49%

Value of a $10,000 Investment(3)                                $10,131            $ 12,100            $ 14,610            $ 14,954


                                                                                   10/31/97              10/31/98           10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                                                             +8.25%               +11.58%            +28.39%





(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


14           Past performance is not predictive of future results.



FRANKLIN CALIFORNIA GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund also may invest in foreign securities.

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this semiannual report for the Franklin California Growth Fund, which covers the six months ended October 31, 1999. During this time, investors contended with rising interest rates, mounting political tensions in the Far East, and a large supply of equity offerings. At the beginning of the period, stocks of cyclical companies surged in popularity, with smaller- and medium-capitalization stocks performing better than those of large-cap companies. Technology stocks generally were weak and shares of many Internet-related companies fell 50% from their all-time highs. During the period's second half, the U.S. stock market shifted and technology stocks took the lead. However, with seasonal summer weakness and concerns about potential manufacturing constraints following the September earthquake in Taiwan, this sector was extremely volatile.

Within this environment, we are happy to announce that the Franklin California Growth Fund - Class A posted a +32.10% six-month cumulative total return as shown in the Performance Summary beginning on page 18. The Standard & Poor's(R) 500 Index, the Franklin California 250 Growth Index(R) and the Bloomberg California Index posted returns of 2.75%,(1) 27.12%(2) and 25.13%,(3) respectively, for the same period.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 50 of this report.

                                                                              15


PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
10/31/99


Electronic Technology ......................  35.7%
Technology Services ........................  18.2%
Health Technology ..........................   7.5%
Real Estate ................................   5.8%
Finance ....................................   5.3%
Consumer Services ..........................   4.0%
Retail Trade ...............................   3.5%
Utilities ..................................   3.3%
Energy Minerals ............................   1.9%
Commercial Services ........................   1.8%
Industrial Services ........................   1.6%
Consumer Durables ..........................   1.3%
Other Sectors ..............................   4.6%
Cash and Equivalents .......................   5.5%



The fund's strong performance during the reporting period was due primarily to technology holdings such as JDS Uniphase, Sun Microsystems, BroadVision, VERITAS, and Applied Micro Circuits. Because they provide the hardware, software, and communications products used in electronic commerce, many of them can be classified as "Internet infrastructure" investments. Primarily as a result of the rise in value of these stocks, the technology sector represented 54.4% of the fund's portfolio (versus 48.2% for the Franklin California 250 Growth Index) on October 31, 1999. In our opinion, long-term demand for communications, e-commerce growth, and the need for increased bandwidth should benefit companies in this sector for an extended period of time. During the period under review, we limited our holdings of software companies because some firms were reducing spending in this area due to concerns about Y2K. However, we may increase our holdings in this sector if Y2K fears decrease at the start of 2000.

Because interest rates appeared to be trending upward during the reporting period, we remained underweighted in interest-rate sensitive financial and electric utility companies. We did, however, increase our holdings in the real estate investment trust (REIT) sector, which, in our opinion, has the potential for solid capital appreciation prospects due to attractive fundamental valuations. And since they tend to be negatively correlated with technology stocks, our REIT exposure helped reduce the fund's overall volatility. Despite a large weighting in the technology sector, the rest of the fund remains broadly diversified across numerous industries, such as health care, retail, consumer products, and consumer services.



(1) Source: Standard & Poor's Micropal. The Standard & Poor's 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. It is one of the most widely used benchmarks of U.S. equity performance.

(2) Source: CDA/Weisenberger. The Franklin California 250 Growth Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

(3) Source: Bloomberg. The Bloomberg California Index is price weighted and measures the performance over 700 California-based companies.

16




Looking forward, we are optimistic about the prospects for the Franklin California Growth Fund. The U.S. economy is healthy, inflation appears to be under control, and California is an economic powerhouse. Home to 12% of our nation's population, it represents about 13% of the U.S. gross domestic product and generates over $1 trillion of goods and services. With almost 1,400 publicly traded companies doing business in the state, we have a plethora of investment ideas from which to choose, and we shall continue to leverage our resources as we seek to take advantage of these myriad opportunities for the fund's shareholders.

It is important to remember that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have, and look forward to serving your investment needs in the years to come.

Sincerely,




/s/ Conrad B. Herrmann
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund


TOP 10 HOLDINGS
Franklin California Growth Fund
10/31/99

COMPANY                                       % OF TOTAL
INDUSTRY                                      NET ASSETS
--------------------------------------------------------
JDS Uniphase Corp.
Electronic Technology                             4.5%

Cisco Systems Inc.
Electronic Technology                             3.5%

BroadVision Inc.
Technology Services                               3.0%

VERITAS Software Co.
Technology Services                               2.9%

Sun Microsystems Inc.
Electronic Technology                             2.5%

Applied Micro Circuits Corp.
Electronic Technology                             2.1%

Genentech Inc.
Health Technology                                 2.0%

Xilinx Inc.
Electronic Technology                             1.8%

Siebel Systems Inc.
Technology Services                               1.7%

Linear Technology Corp.
Electronic Technology                             1.6%


This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




                                                                              17


FRANKLIN CALIFORNIA
GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as each class's level of expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge. Thus, actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, the fund's total returns would have been lower.

CLASS B:
Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE        10/31/99   4/30/99
----------------------------------------------------------------
Net Asset Value                +$8.18         $33.99    $25.81

                               DISTRIBUTIONS (5/1/99 - 10/31/99)

Dividend Income                $0.0788


CLASS B                        CHANGE        10/31/99   4/30/99

Net Asset Value                +$8.04         $33.78    $25.74

                               DISTRIBUTIONS (5/1/99 - 10/31/99)

Dividend Income                $0.0663


CLASS C                        CHANGE        10/31/99   4/30/99

Net Asset Value                +$8.08         $33.71    $25.63

                               DISTRIBUTIONS (5/1/99 - 10/31/99)

Dividend Income                $0.0175




18           Past performance is not predictive of future results.





PERFORMANCE

                                                                    INCEPTION
CLASS A                                6-MONTH   1-YEAR   5-YEAR    (10/30/91)
------------------------------------------------------------------------------
Cumulative Total Return(1)              +32.10%  +62.08% +250.31%    +415.48%

Average Annual Total Return(2)          +24.52%  +52.76%  +26.98%     +21.84%

Value of $10,000 Investment(3)          $12,452  $15,276  $33,018     $48,579


                               10/31/95  10/31/96  10/31/97  10/31/98 10/31/99
------------------------------------------------------------------------------
One-Year Total Return(4)       +45.31%    +24.61%   +25.40%   -4.73%   +62.08%



                                                                       INCEPTION
CLASS B                                               6-MONTH           (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                            +31.58%           +39.32%

Aggregate Total Return(2)                             +27.58%           +35.32%

Value of $10,000 Investment(3)                       $ 12,758          $ 13,532



                                                                       INCEPTION
CLASS C                           6-MONTH       1-YEAR      3-YEAR      (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        +31.62%      +60.94%     +89.39%      +103.54%

Average Annual Total Return(2)    +29.30%      +58.31%     +23.30%       +24.84%

Value of $10,000 Investment(3)   $ 12,930     $ 15,831    $ 18,747     $  20,153

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         19


FRANKLIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in companies with market capitalizations of $8.5 billion or more.

--------------------------------------------------------------------------------
Dear Shareholder:

It's a pleasure to bring you Franklin Large Cap Growth Fund's first semiannual report, which covers the period since the fund's inception on June 7, 1999, through October 31, 1999. During the four months under review, the U.S. economy continued its robust expansion. Overall earnings for companies in the Standard & Poor's(R) 500 (S&P 500(R)) Index, a market measure of large-cap companies, were relatively strong during the period, but investor concerns about inflation and rising interest rates led to modest returns for most stocks, including large-cap growth stocks. Within this environment, Franklin Large Cap Growth Fund - Class A shares provided a +12.3% cumulative total return for the reporting period as shown in the Performance Summary beginning on page 24. The S&P 500, the fund's benchmark, posted a return of 2.82% for the same period.(1)

As you know, Franklin Large Cap Growth Fund focuses on large, successful and established public companies with better-than-average prospects for revenue growth. We seek to buy shares of strong companies whose highly competitive and innovative visions can help drive sustainable revenues and healthy earnings increases. On October 31, 1999, the fund held 89% of total net assets in equities and 11% in cash and equivalents. The portfolio was most heavily weighted in higher growth industries such as electronic technology, health technology, technology services and telecommunications.


(1) The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 59 of this report.

20





The value of many of our electronic technology and technology services shares rose substantially, with the fund's two largest positions, Microsoft Corp. and Cisco Systems Inc., appreciating 15.3% and 28.3%, respectively, due to strong demand for their products. Several of the fund's semiconductor holdings such as Intel Corp., Texas Instruments Inc., Applied Materials Inc. and Xilinx Inc. also performed extremely well, as the sector's cyclical upturn yielded better earnings and robust results for several of the fund's holdings. Other solid performers in the electronic technology industry included Nortel Networks Corp., Nokia Corp. and Sun Microsystems Inc., all of which gained more than 30% during the period.

In technology services, Oracle Corp. and VERITAS Software Corp. advanced on dramatic profit growth driven by their industry-leading software. However, not all technology stocks performed well. International Business Machines Corp.
(IBM) and Hewlett-Packard Co. saw their stock prices fall, as investor concerns mounted that clients would buy fewer mainframes and servers to make repairs related to potential year-2000 computer problems.

Our health technology holdings, which consisted primarily of major pharmaceuticals and biotechnology companies, provided mixed results. Within the major pharmaceuticals sector, strength in Warner-Lambert Co. and Pfizer Inc. was offset by Eli Lilly & Co. and Schering-Plough Corp.'s weaker performances. In the biotechnology sector, Genentech Inc. produced strong gains following its initial public offering but Biogen Inc.'s stock price suffered, when the company announced it was halting clinical trials of a promising new drug. However, we believe that health technology industry fundamentals remain sound due to a rapidly aging U.S. population and the market potential for new blockbuster drugs, and we intend to continue investing in this sector.




PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets
10/31/99

Telecommunications Equipment           9.9%
Major Pharmaceuticals                  8.9%
Semiconductors                         8.2%
Computer Software                      7.4%
Major U.S. Telecommunications          5.7%
Computer Hardware                      4.8%
Discount Stores                        4.6%
Entertainment                          3.8%
Consumer Staples                       3.4%
Cellular                               3.2%
Other Industries                      29.1%
Cash and Equivalents                  11.0%

                                                                              21




Taking advantage of market volatility during the period, we purchased shares of telecommunications firms with competitive advantages and dynamic growth strategies. We initiated positions in telecommunications giants AT&T Corp. and MCI WorldCom Inc. at what we believed to be bargain prices. Although these stocks declined over the period, we feel strongly that these companies have exciting growth prospects. We also initiated a position in Qwest Communications International Inc., which should excel due to its newly computed, high-capacity national fiber network, at attractive prices.


TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/99

                                       % OF TOTAL
COMPANY                                NET ASSETS
-------------------------------------------------
Microsoft Corp.                            3.8%

Cisco Systems Inc.                         2.9%

General Electric Co.                       2.7%

JDS Uniphase Corp.                         2.2%

Nortel Networks Corp.                      2.0%

Schering-Plough Corp.                      2.0%

Qwest Communications
International Inc.                         1.9%

Intel Corp.                                1.8%

Citigroup Inc.                             1.8%

Warner-Lambert Co.                         1.8%


22




Looking forward, we are optimistic about prospects for well-run, large-cap growth companies. Many of them have demonstrated an ability to maintain revenue and earnings growth through their market leadership positions or ability to gain market share. In our opinion, they have created high barriers to entry for competitors while generating solid profit margins and offer attractive investment opportunities for Franklin Large Cap Growth Fund's shareholders.

Sincerely,




/s/ Theresa Spath
-----------------
Theresa Spath




/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson




/s/ Jason R. Nunn
-----------------
Jason R. Nunn
Portfolio Management Team
Franklin Large Cap Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                              23




FRANKLIN LARGE CAP GROWTH FUND


PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A:
Subject to the current, maximum 5.75% initial sales charge.

CLASS B:
No initial sales charge, but subject to a contingent deferred sales charge
(CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C:
Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.





PRICE INFORMATION

                                                                      INCEPTION
CLASS A                                    CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.23     $   11.23        $   10.00


                                                                      INCEPTION
CLASS B                                    CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.20     $   11.20        $   10.00


                                                                      INCEPTION
CLASS C                                    CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.19     $   11.19        $   10.00


                                                                      INCEPTION
ADVISOR CLASS                              CHANGE     10/31/99         (6/7/99)
--------------------------------------------------------------------------------
Net Asset Value                           +$1.24     $   11.24        $   10.00


24           Past performance is not predictive of future results.






PERFORMANCE

                                                                       INCEPTION
CLASS A                                                                 (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +12.30%

Aggregate Total Return(2)                                                 +5.84%

Value of $10,000 Investment(3)                                          $ 10,584


                                                                       INCEPTION
CLASS B                                                                 (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +11.90%

Aggregate Total Return(2)                                                 +8.00%

Value of $10,000 Investment(3)                                          $ 10,800


                                                                       INCEPTION
CLASS C                                                                 (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +11.90%

Aggregate Total Return(2)                                                 +9.80%

Value of $10,000 Investment(3)                                          $ 10,980


                                                                       INCEPTION
ADVISOR CLASS                                                           (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +12.40%

Aggregate Total Return(2)                                                +12.40%

Value of $10,000 Investment(3)                                          $ 11,240

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Since the fund has existed for less than one year, the figures represent aggregate total return since inception, including the maximum sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.                         25


FRANKLIN MIDCAP GROWTH FUND


PORTFOLIO BREAKDOWN
Franklin MidCap Growth Fund
Based on Total Net Assets
10/31/99


Electronic Technology ......................  25.9%
Technology Services ........................  15.6%
Utilities ..................................   7.8%
Finance ....................................   7.4%
Commercial Services ........................   5.0%
Consumer Services ..........................   4.9%
Retail Trade ...............................   4.8%
Industrial Services ........................   3.8%
Process Industries .........................   3.3%
Transportation .............................   2.5%
Other ......................................   9.6%
Cash and Equivalents .......................   9.4%


--------------------------------------------------------------------------------

Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $1 billion and $8 billion.(1)

--------------------------------------------------------------------------------

During the six months ended October 31, 1999, a period of severe market volatility, many investors concerned about rising interest rates balked at the lofty valuations of large capitalization (large-cap) stocks and those with higher price-to-earnings ratios generally were punished. At the same time, strong demand for initial public offerings in the technology sector contributed to the overall positive performance of small capitalization (small-cap) stocks. Mid-cap stocks participated in the small-cap rally at the beginning of the period, but began sagging in the summer months. Within this environment, Franklin MidCap Growth Fund - Class A delivered a six-month cumulative total return of +13.41% as shown in the Performance Summary on page 29. The Standard & Poor's(R) MidCap 400 Index, the fund's benchmark, provided a return of 1.86% for the same period.(2)


(1) There are special risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies that have less certain growth prospects than large-cap companies and greater sensitivity to changing economic conditions. These and other risks are discussed in the fund's prospectus.

(2) The Standard & Poor's MidCap 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Indices include reinvested dividends. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 63 of this report.


26


The fund's strong performance was due largely to its overweight allocation to technology and telecommunications stocks, which rallied throughout the reporting period. Specific contributors included VoiceStream Wireless Corporation, a wireless communications company, and Siebel Systems Inc., a provider of sales and marketing information software systems. In the telecommunications equipment sector, we saw growth opportunities with such companies as Comverse Technology Inc., General Instrument Corp. and JDS Uniphase Corp. Meanwhile, our moderate positions in the Internet infrastructure sector, BroadVision Inc., Vignette Corporation and Exodus Communications Inc., also appreciated significantly during the reporting period.

Other holdings that performed well included AMFM Inc., which owns and operates radio stations, and Tiffany & Co., a jewelry retailer highlighted in our previous report.

During the period, we reduced our finance-sector exposure as rising interest rates generated uncertainty in our minds about financial stocks' near-term prospects. In our opinion, higher rates could increase these companies' operating costs and decrease their lending activity. We also reduced our already small health-care stock exposure because of concerns about managed-care pricing.


TOP 10 HOLDINGS
Based on Total Net Assets
10/31/99

COMPANY                                      % OF TOTAL
INDUSTRY                                     NET ASSETS
-------------------------------------------------------
Siebel Systems Inc.
Technology Services                              3.25%

VoiceStream Wireless Corp.
Utilities                                        3.05%

VERITAS Software Co.
Technology Services                              2.66%

JDS Uniphase Corp.
Electronic Technology                            2.31%

Tiffany & Co.
Retail Trade                                     2.06%

Altera Corp.
Electronic Technology                            1.99%

Comverse Technology
Electronic Technology                            1.96%

Vitesse Semiconductor
Electronic Technology                            1.81%

General Instrument Co.
Electronic Technology                            1.66%

Western Wireless Corp.
Utilities                                        1.63%



27



Looking forward, we are optimistic about long-term prospects for Franklin MidCap Growth Fund. Although we have rebalanced the portfolio in an attempt to more closely match the fund's benchmark sector weightings and reduce our holdings to fewer, higher quality stocks, we remain committed to our strategy of broad diversification across industries. We believe this strategy should minimize company-specific risk, while allowing us to concentrate holdings in what we feel are leading companies.

We thank you for your participation in Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,



/s/Catherine Roberts Bowman
---------------------------
Catherine Roberts Bowman
Portfolio Manager
Franklin MidCap Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

28



PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


FRANKLIN MIDCAP
GROWTH FUND


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        10/31/99   4/30/99
---------------------------------------------------------------
Net Asset Value                +$2.12         $18.27    $16.15


                               DISTRIBUTIONS (5/1/99 - 10/31/99)
                               ---------------------------------
Dividend Income                $0.0396


PERFORMANCE

                                                                     Inception
Class A                            6-Month     1-Year    5-Year     (8/17/93)(5)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +13.41%    +34.99%   +121.83%     +131.74%

Average Annual Total Return(2)     +6.86%     +27.20%    +15.89%      +13.42%

Value of $10,000 Investment(3)     $10,686    $12,720    $20,908      $21,842



                            10/31/95 10/31/96  10/31/97   10/31/98  10/31/99
--------------------------------------------------------------------------------
One-Year Total Return(4)    +26.81%   +19.00%   +26.79%   -14.11%   +34.99%


CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5) On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees).


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         29



FRANKLIN SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------

Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1.5 billion at the time of investment.

--------------------------------------------------------------------------------

Dear Shareholder:

During the six months ended October 31, 1999, the U.S. stock market was buffeted by contradictory and inconclusive inflation indicators, which depressed the prices of most shares. Generally, when fears of inflation arise, prices of growth stocks such as technology stocks decline. In the period under review, the market was subjected to several brief periods of such fears and, as one would expect, prices of technology shares fell. However, following each inflation scare, the technology sector rebounded quickly, presenting us with an unusual situation in which the broad market was weak due to inflationary fears while the sector usually most vulnerable to inflationary fears appeared to be invincible. In our opinion, the surprisingly good performance of technology stocks was primarily due to strong earnings, resurgent Asian electronics demand and high levels of communications infrastructure investment.

INDUSTRY BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets
10/31/99


Technology Services ........................  27.5%
Electronic Technology ......................  24.1%
Finance ....................................   7.1%
Telecommunications .........................   4.0%
Consumer Services ..........................   3.7%
Energy Minerals ............................   3.3%
Industrial Services ........................   3.2%
Transportation .............................   2.9%
Producer Manufacturing .....................   2.5%
Health Services ............................   0.9%
Other ......................................  11.7%
Cash and Equivalents .......................   9.1%




You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 69 of this report.

30



During the reporting period, energy-related stocks also performed extremely well as global supply agreements and global economic optimism pushed the price of oil higher. Overweighted in both the technology and energy sectors, Franklin Small Cap Growth Fund - Class A provided a +26.17% six-month cumulative total return, as discussed in the Performance Summary on page 34. The Russell 2000(R) Small Stock Index and the Standard & Poor's 500(R) Composite Index posted returns of only -0.25% and 2.74% for the same period.(1)

Believing that the ability of technology to deliver more value at lower cost would mitigate incipient inflation, we made many Internet-related investments during the period under review. These included Internet service providers, communications hardware suppliers, technology consulting services and Internet software companies. Convinced that the inefficiencies of many markets (financial services, retail and communications to name a few) can be exposed and exploited by new Internet applications, we searched for companies that can provide them.


TOP 10 HOLDINGS
Franklin Small Cap Growth Fund
10/31/99

COMPANY                                     % OF TOTAL
INDUSTRY                                    NET ASSETS
------------------------------------------------------
JDS Uniphase Corp.
Electronic Technology                           3.4%

VoiceStream Wireless Corp.
Utilities                                       2.6%

PMC Sierra Inc.
Electronic Technology                           2.5%

i2 Technologies Inc.
Technology Services                             2.2%

VERITAS Software Corp.
Technology Services                             1.7%

BroadVision Inc.
Technology Services                             1.7%

Gemstar International
Group Ltd.
Electronic Technology                           1.5%

Expeditors International
of Washington Inc.
Transportation                                  1.4%

Micromuse Inc.
Technology Services                             1.3%

Synopsys Inc.
Electronic Technology                           1.3%


(1) Source: Standard & Poor's(R) Micropal (Frank Russell).

                                                                              31




Because economic growth is fueled by new technologies, we expect to continue to overweight the technology sector. However, we also expect investor interest in the stock market to broaden to sectors that have been overlooked, and we understand this may negatively affect valuations of our technology holdings, including our Internet-related holdings. We shall therefore continue to invest in a wide range of sectors that may benefit from such a market broadening.



32



Of course, special risks are involved with investing in a fund seeking long-term growth from small or relatively new or unseasoned companies, as well as from foreign securities. These risks, which include relatively small revenues, limited product lines and small market share, along with currency fluctuations and the political uncertainty associated with foreign investing, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,




/s/ Edward B. Jamieson
---------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of October 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                              33



FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY AS OF 10/31/99
Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of each class's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A (formerly Class I):
Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:
No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

PRICE INFORMATION

CLASS A                                     CHANGE      10/31/99         4/30/99
--------------------------------------------------------------------------------
Net Asset Value                            +$6.45     $   31.10        $   24.65


CLASS C                                     CHANGE      10/31/99         4/30/99
--------------------------------------------------------------------------------
Net Asset Value                            +$6.25     $   30.57        $   24.32


ADVISOR CLASS                               CHANGE      10/31/99         4/30/99
--------------------------------------------------------------------------------
Net Asset Value                            +$6.51     $   31.25        $   24.74


34           Past performance is not predictive of future results.






PERFORMANCE


                                                                                                                           INCEPTION
CLASS A                                          6-MONTH           1-YEAR            3-YEAR            5-YEAR              (2/14/92)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +26.17%           +59.87%           +69.50%           +184.22%            +325.92%

Average Annual
Total Return(2)                                  +18.93%           +50.64%           +16.90%            +21.79%             +19.75%

Value of $10,000
Investment(3)                                   $ 11,893          $ 15,064          $15,976           $ 26,792             $40,144


                                                 10/31/95          10/31/96          10/31/97            10/31/98           10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                         +34.31%           +24.85%           +27.65%             -16.94%           +59.87%



                                                                                                                          INCEPTION
CLASS C                                                        6-MONTH             1-YEAR              3-YEAR              (10/2/95)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                     +25.70%             +58.73%             +65.80%             +100.06%

Average Annual Total Return(2)                                 +23.43%             +56.12%             +17.97%              +18.21%

Value of $10,000 Investment(3)                                $ 12,343            $ 15,612            $ 16,417            $  19,805


                                                              10/31/96             10/31/97             10/31/98            10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                                      +23.96%              +26.64%              -17.52%              +58.73%



                                                                                                                           INCEPTION
ADVISOR CLASS(5)                                  6-MONTH           1-YEAR            3-YEAR             5-YEAR            (2/14/92)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +26.31%           +60.29%           +72.99%           +190.77%           +334.69%

Average Annual
Total Return(2)                                   +26.31%           +60.29%           +20.04%            +23.74%            +20.99%

Value of $10,000
Investment(3)                                    $ 12,631          $ 16,029          $ 17,299          $  29,007          $ 43,469


                                                    10/31/95          10/31/96          10/31/97          10/31/98          10/31/99
------------------------------------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                             +34.31%           +24.85%           +27.91%           -16.60%           +60.29%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5) On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +62.79% and +18.77%, respectively.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         35






FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN AGGRESSIVE GROWTH FUND

                                                                                                                         CLASS A
                                                                                                                  ------------------
                                                                                                                    OCTOBER 31, 1999
                                                                                                                  (UNAUDITED)(2),(9)
                                                                                                                  ------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................................................              $10.00
                                                                                                                  ------------------
Income from investment operations:
 Net investment loss ......................................................................................                (.02)
 Net realized and unrealized gains ........................................................................                6.41
                                                                                                                  ------------------
Total from investment operations ..........................................................................                6.39
                                                                                                                  ------------------
Net asset value, end of period ............................................................................             $ 16.39
                                                                                                                  ==================

Total return* .............................................................................................               63.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................................................             $11,363
Ratios to average net assets:
 Expenses .................................................................................................             1.23%(1)
 Expenses excluding waiver and payments by affiliate ......................................................             1.61%(1)
 Net investment loss ......................................................................................            (.44)%(1)
Portfolio turnover rate ...................................................................................            91.19%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.


36





FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                                  CLASS B
                                                                                            ------------------
                                                                                              OCTOBER 31, 1999
                                                                                            (UNAUDITED)(2),(9)
                                                                                            ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................            $10.00
                                                                                            ------------------
Income from investment operations:
 Net investment loss ..................................................................              (.05)
 Net realized and unrealized gains ....................................................              6.44
                                                                                            ------------------
Total from investment operations ......................................................              6.39
                                                                                            ------------------
Net asset value, end of period ........................................................            $16.39
                                                                                            ==================
Total return* .........................................................................             63.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................            $1,494
Ratios to average net assets:
 Expenses .............................................................................              1.80%(1)
 Expenses excluding waiver and payments by affiliate ..................................              2.18%(1)
 Net investment loss ..................................................................            (1.05)%(1)
Portfolio turnover rate ...............................................................             91.19%


* Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

                                                                              37




FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                                     CLASS C
                                                                                              ------------------
                                                                                                OCTOBER 31, 1999
                                                                                              (UNAUDITED)(2),(9)
                                                                                              ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................              $10.00
                                                                                              ------------------
Income from investment operations:
 Net investment loss ..................................................................              (.05)
 Net realized and unrealized gains ....................................................              6.43
                                                                                              ------------------
Total from investment operations ......................................................              6.38
                                                                                              ------------------
Net asset value, end of period ........................................................            $16.38
                                                                                              ==================
Total return* .........................................................................             63.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................            $3,999
Ratios to average net assets:
 Expenses .............................................................................              1.83%(1)
 Expenses excluding waiver and payments by affiliate ..................................              2.21%(1)
 Net investment loss ..................................................................             (1.11)%(1)
Portfolio turnover rate ...............................................................             91.19%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.


38



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                                ADVISOR CLASS
                                                                                              ------------------
                                                                                               OCTOBER 31, 1999
                                                                                              (UNAUDITED)(2),(9)
                                                                                              ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................             $10.00
                                                                                              ------------------
Income from investment operations:
 Net investment loss ..................................................................               (.01)
 Net realized and unrealized gains ....................................................               6.42
                                                                                              ------------------
Total from investment operations ......................................................               6.41
                                                                                              ------------------
Net asset value, end of period ........................................................             $16.41
                                                                                              ==================

Total return* .........................................................................              64.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................................            $29,510
Ratios to average net assets:
 Expenses .............................................................................                .90%(1)
 Expenses excluding waiver and payments by affiliate ..................................               1.28%(1)
 Net investment loss ..................................................................              (.15)%(1)
Portfolio turnover rate ...............................................................              91.19%



* Total return is not annualized for periods less than one year.

(1) Annualized

(2) For the period June 23, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.


                       See notes to financial statements.                     39



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)

  FRANKLIN AGGRESSIVE GROWTH FUND                                                           SHARES       VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.4%
(a)  COMMERCIAL SERVICES 3.0%
     Aether Systems Inc. ..............................................................       500   $    34,781
     Chemdex Corp. ....................................................................    15,000       571,875
     Concord EFS Inc. .................................................................    28,350       767,222
                                                                                                    -----------
                                                                                                      1,373,878
                                                                                                    -----------
(a)  CONSUMER NON-DURABLES 1.5%
     Tommy Hilfiger Corp. .............................................................    25,000       706,250
                                                                                                    -----------
(a)  CONSUMER SERVICES 1.9%
     Insweb Corp. .....................................................................    32,000       576,000
     Spanish Broadcasting Systems Inc. ................................................     2,200        58,575
     TiVo Inc. ........................................................................     6,000       257,250
                                                                                                    -----------
                                                                                                        891,825
                                                                                                    -----------
       ELECTRONIC TECHNOLOGY 35.8%
(a)    Alpha Industries Inc. ............................................................  12,000       663,000
(a)    Apple Computer Inc. ..............................................................  11,000       881,375
(a)    Applied Micro Circuits Corp. .....................................................   9,000       700,313
(a)    Broadcom Corp., A ................................................................   4,000       511,250
(a)    Chartered Semiconductor Manufacturing, ADR (Singapore) ...........................   1,500        49,781
(a)    Cisco Systems Inc. ...............................................................  15,000     1,110,000
(a)    Comverse Technology Inc. .........................................................   7,000       794,500
(a)    Dell Computer Corp. ..............................................................  12,000       481,500
(a)    EMC Corp. ........................................................................   5,600       408,800
(a,e)  eMachines Inc. ...................................................................  31,328       199,998
(a)    Fairchild Semiconductor Corp., A .................................................  23,000       580,750
(a)    Flextronics International Ltd. (Singapore) .......................................  10,000       710,000
(a)    Foundry Networks Inc. ............................................................   1,500       284,250
(a)    General Instrument Corp. .........................................................   7,000       376,688
       Intel Corp. ......................................................................   6,000       464,625
       International Business Machines Corp. ............................................   4,000       393,500
(a)    JDS Uniphase Corp. ...............................................................   3,300       550,688
(a)    JNI Corp. ........................................................................   5,200       277,875
(a)    KLA-Tencor Corp. .................................................................   7,000       554,313
(a)    MCK Communications Inc. ..........................................................     200         4,500
       Nortel Networks Corp. (Canada) ...................................................   1,750       108,391
(a)    PC-Tel Inc. ......................................................................  10,800       324,000
(a)    PMC-Sierra Inc. (Canada) .........................................................   6,000       565,500
(a)    RF Micro Devices Inc. ............................................................  13,000       671,125
(a)    Sun Microsystems Inc. ............................................................   7,000       740,688
(a)    Sycamor Networks Inc. ............................................................   1,000       215,000
(a)    Tellabs Inc. .....................................................................   7,000       442,750
(a)    Teradyne Inc. ....................................................................  11,000       423,500
(a)    Varian Semiconductor Equipment Associates Inc. ...................................  20,000       452,500
(a)    Visual Networks Inc. .............................................................  16,000       666,000
(a)    Vitesse Semiconductor Corp. ......................................................  18,000       825,750
(a)    Waters Corp. .....................................................................  10,000       531,250
(a)    Xilinx Inc. ......................................................................   8,000       629,000
                                                                                                    -----------
                                                                                                     16,593,160
                                                                                                    -----------


40


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


  FRANKLIN AGGRESSIVE GROWTH FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

(a)HEALTH TECHNOLOGY 3.9%
   Medimmune Inc. .................................          6,000    $   672,000
   Minimed Inc. ...................................          3,500        265,344
   Roberts Pharmaceutical Corp. ...................         11,000        354,750
   Visx Inc. ......................................          8,000        500,500
                                                                       ----------
                                                                        1,792,594
                                                                       ----------
(a)PRODUCER MANUFACTURING 1.7%
   Polycom Inc. ...................................         16,000        800,000
                                                                       ----------
(a)RETAIL TRADE 4.5%
   Best Buy Co. Inc. ..............................          7,000        388,938
   eToys Inc. .....................................          7,000        418,250
   IGO Corp. ......................................         15,000        211,875
   Liquid Audio Inc. ..............................         20,000        705,000
   PlanetRx.Com Inc. ..............................         15,200        357,200
                                                                       ----------
                                                                        2,081,263
                                                                       ----------
(a)TECHNOLOGY SERVICES 25.8%
   Agile Software Corp. ...........................          6,000        588,000
   Akamai Technologies Inc. .......................            800        116,150
   Bsquare Corp. ..................................         15,000        593,438
   Citrix Systems Inc. ............................          8,000        513,000
   Cysive Inc. ....................................            200         11,513
   Daleen Technologies Inc. .......................         20,000        587,500
   Data Return Corp. ..............................            300          4,519
   Exodus Communications Inc. .....................          6,500        559,000
   i2 Technologies Inc. ...........................          8,300        655,181
   Internap Network Services Corp. ................          6,000        554,250
   Intertrust Technologies Corp. ..................            200         10,900
   Looksmart Ltd. .................................         15,000        403,125
   Microsoft Corp. ................................         18,000      1,666,125
   Navisite Inc. ..................................            600         28,200
   Netsolve Inc. ..................................         26,000        620,750
   Predictive Systems Inc. ........................          7,000        304,500
   Sapient Corp. ..................................          8,000      1,023,000
   Siebel Systems Inc. ............................          7,000        768,688
   Tanning Technology Corp. .......................         22,000        772,750
   Tenfold Corp. ..................................         20,000        470,000
   VERITAS Software Corp. .........................          6,900        744,338
   Verity Inc. ....................................          6,000        413,250
   Yahoo! Inc. ....................................          3,000        537,188
                                                                       ----------
                                                                       11,945,365
                                                                       ----------
(a)TELECOMMUNICATIONS 9.3%
   Allied Riser Communications Corp. ..............         10,000        180,625
   MCI WorldCom Inc. ..............................          8,000        686,500
   Nextlink Communications Inc., A ................          5,200        311,025
   Partner Communications Co. Ltd., ADR (Israel) ..         49,700        782,775


                                                                              41



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN AGGRESSIVE GROWTH FUND                                  SHARES           VALUE
-------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
(a)TELECOMMUNICATIONS (CONT.)
   Qwest Communications International Inc. ...............           23,000     $    828,000
   Sprint Corp. (PCS Group) ..............................            8,000          663,500
   Triton PCS Holdings Inc., A ...........................              200            7,050
   VoiceStream Wireless Corp. ............................            8,500          839,373
                                                                                ------------
                                                                                   4,298,848
                                                                                ------------
   TRANSPORTATION 1.0%
   Expeditors International of Washington Inc. ...........           13,000          485,875
                                                                                ------------
   TOTAL LONG TERM INVESTMENTS (COST $33,287,921) ........                        40,969,058
                                                                                ------------
   SHORT TERM INVESTMENT 14.9%
(d)Franklin Institutional Fiduciary Trust
   Money Market Portfolio (Cost $6,914,086) ..............        6,914,086        6,914,086
                                                                                ------------
   TOTAL INVESTMENTS (COST $40,202,007) 103.3% ...........                        47,883,144
   OTHER ASSETS, LESS LIABILITIES (3.3%) .................                        (1,517,291)
                                                                                ------------
   NET ASSETS 100.0% .....................................                      $ 46,365,853
                                                                                ============



(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."

(e) See Note 6 regarding restricted securities.

42                     See notes to financial statements.






FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN BLUE CHIP FUND

                                                                SIX MONTHS ENDED            YEAR ENDED APRIL 30,
                                                                OCTOBER 31, 1999    ------------------------------------
                                                                 (UNAUDITED)(9)       1999          1998        1997(3)
                                                                --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $14.41          $12.46       $10.85       $10.00
                                                                --------------------------------------------------------
Income from investment operations:
 Net investment income                                                  --              .04          .09          .09
 Net realized and unrealized gains                                     1.08            1.97         1.67          .82
                                                                --------------------------------------------------------
Total from investment operations                                       1.08            2.01         1.76          .91
                                                                --------------------------------------------------------
Less distributions from:
 Net investment income                                                  --             (.06)        (.06)        (.06)
 Net realized gains                                                     --              --          (.09)          --
                                                                --------------------------------------------------------
Total distributions                                                     --             (.06)        (.15)        (.06)
                                                                --------------------------------------------------------
Net asset value, end of period                                       $15.49          $14.41       $12.46       $10.85
                                                                ========================================================

Total return*                                                         7.49%          16.18%       16.41%        9.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                   $74,779         $54,880      $16,836       $5,600
Ratios to average net assets:
 Expenses                                                             1.25%(1)        1.25%        1.25%        1.25%(1)
 Expenses excluding waiver and payments by affiliate                  1.39%(1)        1.51%        1.95%        2.22%(1)
 Net investment income (loss)                                        (.06)%(1)         .55%        1.04%        1.07%(1)
Portfolio turnover rate                                              29.38%          35.74%       57.67%       11.14%




* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized


(3) For the period June 3, 1996 (effective date) to April 30, 1997.

(9) Based on average shares outstanding.

                       See notes to financial statements.                     43



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)




  FRANKLIN BLUE CHIP FUND                                                   COUNTRY                     SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.4%
   COMMERCIAL SERVICES .7%
(a)Robert Half International Inc. ..........................            United States                  18,000            $   487,125
                                                                                                                          ----------
   CONSUMER DURABLES 2.0%
   Sony Corp. ..............................................                Japan                       9,500              1,480,165
                                                                                                                          ----------
   CONSUMER NON-DURABLES 6.2%
   Coca-Cola Co. ...........................................            United States                  17,500              1,032,500
   Nestle SA ...............................................             Switzerland                      450                868,281
   PepsiCo Inc. ............................................            United States                  16,500                572,344
   Philip Morris Cos. Inc. .................................            United States                  21,000                528,938
   Procter & Gamble Co. ....................................            United States                  12,000              1,258,500
   Wm. Wrigley Jr. Co. .....................................            United States                   4,900                391,694
                                                                                                                          ----------
                                                                                                                           4,652,257
                                                                                                                          ----------
   CONSUMER SERVICES 1.5%
   McDonald's Corp. ........................................            United States                  16,000                660,000
   The Walt Disney Co. .....................................            United States                  18,300                482,663
                                                                                                                          ----------
                                                                                                                           1,142,663
                                                                                                                          ----------
   ELECTRONIC TECHNOLOGY 18.6%
(a)Applied Materials Inc. ..................................            United States                   5,200                467,025
(a)Cisco Systems Inc. ......................................            United States                  17,750              1,313,500
(a)Comverse Technology Inc. ................................            United States                   9,000              1,021,500
(a)Dell Computer Corp. .....................................            United States                  15,000                601,875
(a)EMC Corp. ...............................................            United States                  11,400                832,200
(a)General Instrument Corp. ................................            United States                   8,500                457,406
   Hewlett-Packard Co. .....................................            United States                   5,000                370,313
   Intel Corp. .............................................            United States                  23,000              1,781,063
   International Business Machines Corp. ...................            United States                  10,000                983,750
(a)JDS Uniphase Corp. ......................................            United States                   6,000              1,001,250
   Lucent Technologies Inc. ................................            United States                  10,844                696,727
   Motorola Inc. ...........................................            United States                   5,500                535,906
   Nokia Corp., ADR, A .....................................                Finland                     8,300                959,169
(a)Solectron Corp. .........................................            United States                  11,000                827,750
(a)Sun Microsystems Inc. ...................................            United States                   5,000                529,063
(a)Tellabs Inc. ............................................            United States                  12,000                759,000
(a)Waters Corp. ............................................            United States                  14,400                765,000
                                                                                                                          ----------
                                                                                                                          13,902,497
                                                                                                                          ----------
   ENERGY MINERALS 3.1%
   BP Amoco PLC, ADR .......................................            United Kingdom                 11,626                671,402
   Conoco Inc., B ..........................................            United States                  27,000                732,375
   Exxon Corp. .............................................            United States                  12,000                888,750
                                                                                                                          ----------
                                                                                                                           2,292,527
                                                                                                                          ----------
   FINANCE 13.2%
   AFLAC Inc. ..............................................            United States                  13,700                700,413
   American International Group Inc. .......................            United States                  12,365              1,272,822
   Capital One Financial Corp. .............................            United States                  28,400              1,505,200


44






 FRANKLIN STRATEGIC SERIES
 STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

 FRANKLIN BLUE CHIP FUND                                                   COUNTRY                      SHARES                VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE (CONT.)
   Charles Schwab Corp. .....................................             United States                 12,000              $467,250
   Chase Manhattan Corp. ....................................             United States                 17,000             1,485,375
   Citigroup Inc. ...........................................             United States                 29,125             1,576,391
   Countrywide Credit Industries Inc. .......................             United States                 27,000               916,313
   Fannie Mae ...............................................             United States                  8,800               622,600
   Marsh & McLennan Cos. Inc. ...............................             United States                 16,300             1,288,719
                                                                                                                           ---------
                                                                                                                           9,835,083
                                                                                                                           ---------
   HEALTH TECHNOLOGY 8.2%
   Abbott Laboratories ......................................             United States                 20,000               807,500
   Eli Lilly & Co. ..........................................             United States                 12,100               833,388
(a)Genentech Inc. ...........................................             United States                  2,725               397,169
   Johnson & Johnson ........................................             United States                  7,000               733,250
   Medtronic Inc. ...........................................             United States                 31,200             1,080,300
   Merck & Co. Inc. .........................................             United States                  7,800               620,588
   Pfizer Inc. ..............................................             United States                 17,700               699,150
   Schering-Plough Corp. ....................................             United States                 19,000               940,500
                                                                                                                           ---------
                                                                                                                           6,111,845
                                                                                                                           ---------
   INDUSTRIAL SERVICES 2.5%
(a)AES Corp. ................................................             United States                 10,000               564,375
   Schlumberger Ltd. ........................................             United States                 12,100               732,806
   Transocean Offshore Inc. .................................             Cayman Islands                21,000               570,938
                                                                                                                           ---------
                                                                                                                           1,868,119
                                                                                                                           ---------
   NON-ENERGY MINERALS .7%
   Barrick Gold Corp. .......................................                 Canada                    18,000               329,625
   De Beers Consolidated Mines AG, ADR ......................             South Africa                   8,500               230,031
                                                                                                                           ---------
                                                                                                                             559,656
                                                                                                                           ---------
   PROCESS INDUSTRIES 6.2%
   Ecolab Inc. ..............................................             United States                 15,500               524,094
   General Electric Co. .....................................             United States                 17,900             2,426,569
   Monsanto Co. .............................................             United States                 14,000               539,000
   Praxair Inc. .............................................             United States                 15,400               719,950
   Sigma-Aldrich Corp. ......................................             United States                 15,000               427,500
                                                                                                                           ---------
                                                                                                                           4,637,113
                                                                                                                           ---------
   PRODUCER MANUFACTURING 3.9%
   Avery Dennison Corp. .....................................             United States                 16,500             1,031,250
   Dana Corp. ...............................................             United States                 17,600               520,300
   Minnesota Mining & Manufacturing Co. .....................             United States                 10,000               950,625
   Weyerhaeuser Co. .........................................             United States                  7,300               435,719
                                                                                                                           ---------
                                                                                                                           2,937,894
                                                                                                                           ---------
   RETAIL TRADE 6.5%
(a)Best Buy Co. Inc. ........................................             United States                 13,000               722,313
   Dayton Hudson Corp. ......................................             United States                  9,000               581,625
   Home Depot Inc. ..........................................             United States                 10,000               755,000

45



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN BLUE CHIP FUND                                                COUNTRY                     SHARES                 VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE (CONT.)
   Wal-Mart Stores Inc. ....................................           United States                  29,000             $1,643,938
(a)Williams-Sonoma Inc. ....................................           United States                  22,000              1,182,500
                                                                                                                       ------------
                                                                                                                          4,885,376
                                                                                                                       ------------
   TECHNOLOGY SERVICES 8.9%
(a)America Online Inc. .....................................           United States                   9,000              1,167,188
   Automatic Data Processing Inc. ..........................           United States                  12,500                602,344
   First Data Corp. ........................................           United States                  11,000                502,563
(a)Microsoft Corp. .........................................           United States                  31,500              2,915,719
(a)Oracle Corp. ............................................           United States                  21,000                998,813
(a)Yahoo! Inc. .............................................           United States                   2,600                465,563
                                                                                                                       ------------
                                                                                                                          6,652,190
                                                                                                                       ------------
   TELECOMMUNICATIONS 8.6%
   AT&T Corp. ..............................................           United States                  18,700                874,225
   BellSouth Corp. .........................................           United States                  13,000                585,000
   GTE Corp. ...............................................           United States                  11,000                825,000
(a)MCI WorldCom Inc. .......................................           United States                  17,000              1,458,813
(a)Qwest Communications International Inc. .................           United States                  22,500                810,000
   SBC Communications Inc. .................................           United States                  12,000                611,250
(a)Sprint Corp. (PCS Group) ................................           United States                   7,000                580,563
   Vodafone AirTouch PLC, ADR ..............................           United Kingdom                 15,000                719,051
                                                                                                                       ------------
                                                                                                                          6,463,902
                                                                                                                       ------------
   UTILITIES 1.6%
   Edison International ....................................           United States                  24,000                711,000
   Enron Corp. .............................................           United States                  13,000                519,188
                                                                                                                       ------------
                                                                                                                          1,230,188
                                                                                                                       ------------
   TOTAL COMMON STOCKS (COST $58,987,716) ..................                                                             69,138,600
                                                                                                                       ------------
   SHORT TERM INVESTMENTS 10.7%
(d)Franklin Institutional Fiduciary Trust Money
   Market Portfolio (Cost $7,980,051) ......................           United States               7,980,051              7,980,051
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $66,967,767) 103.1% ..............                                                             77,118,651
  OTHER ASSETS, LESS LIABILITIES (3.1%) ....................                                                             (2,339,255)
                                                                                                                       ------------
  NET ASSETS 100.0% ........................................                                                           $ 74,779,396
                                                                                                                       ============



(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."

46                     See notes to financial statements.




FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN CALIFORNIA GROWTH FUND

                                                                                               CLASS A
                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED APRIL 30,
                                                  OCTOBER 31, 1999    ----------------------------------------------------------
                                                    (UNAUDITED)(9)      1999         1998         1997       1996        1995
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..               $25.82            $24.97       $19.35      $18.26      $14.03       $12.05
                                                  ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ................                  .01               .10          .14         .13         .20          .16
 Net realized and unrealized gains ....                 8.25              1.42         6.48        1.51        6.03         3.04
                                                  ------------------------------------------------------------------------------
Total from investment operations ......                 8.26              1.52         6.62        1.64        6.23         3.20
                                                  ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ................                 (.06)             (.14)        (.14)       (.12)       (.23)        (.12)
 In excess of net investment income ...                 (.02)              --           --          --          --           --
 Net realized gains ...................                  --               (.53)        (.86)       (.43)      (1.77)       (1.10)
                                                  ------------------------------------------------------------------------------
Total distributions ...................                 (.08)             (.67)       (1.00)       (.55)      (2.00)       (1.22)
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ........               $34.00            $25.82       $24.97      $19.35      $18.26       $14.03
                                                  ==============================================================================

Total return* .........................               32.10%             6.39%       34.98%       8.94%      47.42%       29.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....           $1,063,395          $780,598     $721,254    $282,898     $81,175      $13,844
Ratios to average net assets:
 Expenses .............................                 .96%(1)          1.00%         .99%       1.08%        .71%         .25%
 Expenses excluding waiver and payments
 by affiliate .........................                 .96%(1)          1.00%         .99%       1.08%       1.09%        1.27%
 Net investment income ................                 .04%(1)           .41%         .67%        .84%       1.42%        1.63%
Portfolio turnover rate ...............               38.20%            52.76%       48.52%      44.81%      61.82%       79.52%




* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(9) Based on average shares outstanding.


                                                                              47



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)



FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                  CLASS B
                                                      ----------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 1999      YEAR ENDED
                                                       (UNAUDITED)(9)   APRIL 30,1999(4)
                                                      ----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........            $25.75          $24.31
                                                      ----------------------------------
Income from investment operations:
 Net investment loss ..........................              (.10)           (.01)
 Net realized and unrealized gains ............              8.20            1.45
                                                      ----------------------------------
Total from investment operations ..............              8.10            1.44
                                                      ----------------------------------
Less distributions from:
 Net investment income ........................              (.06)            --
 In excess of net investment income ...........              (.01)            --
                                                      ----------------------------------
Total distributions ...........................              (.07)            --
                                                      ----------------------------------
Net asset value, end of period ................            $33.78          $25.75
                                                      =================================-
Total return* .................................             31.58%          5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............            $10,469         $2,657
Ratios to average net assets:
 Expenses .....................................              1.71%(1)       1.75%(1)
 Net investment loss ..........................             (.68)%(1)      (.33)%(1)
Portfolio turnover rate .......................             38.20%         52.76%


* Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(4) For the period January 1, 1999 (effective date) to April 30, 1999.

(9) Based on average shares outstanding.


48



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                                 CLASS C
                                                          ------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                      YEAR ENDED APRIL 30,
                                                          OCTOBER 31, 1999   -----------------------------------------------------
                                                          (UNAUDITED)(9)             1999                 1998             1997(5)
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........              $25.63                 $24.81              $19.27            $18.05
                                                          ------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................                (.10)                  (.07)                --                .05
 Net realized and unrealized gains ............                8.20                   1.42                6.43              1.65
                                                          ------------------------------------------------------------------------
Total from investment operations ..............                8.10                   1.35                6.43              1.70
                                                          ------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................                (.02)(10)               --                 (.03)             (.05)
 Net realized gains ...........................                  --                   (.53)               (.86)             (.43)
                                                          ------------------------------------------------------------------------
Total distributions ...........................                (.02)                  (.53)               (.89)             (.48)
                                                          ------------------------------------------------------------------------
Net asset value, end of period ................              $33.71                 $25.63              $24.81            $19.27
                                                          ========================================================================
Total return* .................................              31.62%                  5.67%              34.02%             9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............           $214,780                $159,310            $122,701           $24,556
Ratios to average net assets:
 Expenses .....................................              1.71%(1)                1.75%               1.74%             1.86%(1)
 Net investment income (loss) .................             (.72)%(1)               (.33)%              (.10)%              .05%(1)
Portfolio turnover rate .......................             38.20%                  52.76%              48.52%            44.81%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(5) For the period September 3, 1996 (effective date) to April 30, 1997.

(9) Based on average shares outstanding.

(10) Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.                     49



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)



  FRANKLIN CALIFORNIA GROWTH FUND                                                     SHARES       VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.7%
(a) COMMERCIAL SERVICES 1.8%
    Chemdex Corp. ..............................................................      150,000    $ 5,718,750
    Intertrust Technologies Corp. ..............................................        6,800        370,600
    Netcentives Inc. ...........................................................      203,500      3,408,625
    Probusiness Services Inc. ..................................................       25,000        628,125
(f) RemedyTemp Inc., A .........................................................      400,000      4,300,000
    Robert Half International Inc. .............................................      150,000      4,059,375
    Stamps.com Inc. ............................................................       75,000      4,312,500
    Wink Communications Inc. ...................................................       20,000        702,500
                                                                                                 -----------
                                                                                                  23,500,475
                                                                                                 -----------
    CONSUMER DURABLES 1.3%
(a) Electronic Arts Inc. .......................................................      175,000     14,142,188
    Mattel Inc. ................................................................      175,000      2,340,625
                                                                                                 -----------
                                                                                                  16,482,813
                                                                                                 -----------
    CONSUMER NON-DURABLES .8%
    Clorox Co. .................................................................      100,000      4,093,750
(a) Del Monte Foods Co. ........................................................      450,000      6,271,875
                                                                                                 -----------
                                                                                                  10,365,625
                                                                                                 -----------
    CONSUMER SERVICES 4.0%
(a) Fox Entertainment Group Inc., A ............................................      200,000      4,325,000
(a) Jack in the Box Inc. .......................................................      400,000      9,625,000
    McClatchy Co., A ...........................................................      150,000      5,887,500
(a) Pixar Inc. .................................................................      125,000      4,757,813
(a) Quokka Sports Inc. .........................................................      200,000      1,637,500
(a) Salem Communications Corp., A ..............................................      100,000      2,487,500
(a) TiVo Inc. ..................................................................       20,000        857,500
(a) United Television Inc. .....................................................       50,000      6,362,500
(a) Univision Communications Inc., A ...........................................      150,000     12,759,375
    The Walt Disney Co. ........................................................      100,000      2,637,500
                                                                                                 -----------
                                                                                                  51,337,188
                                                                                                 -----------
    ELECTRONIC TECHNOLOGY 35.7%
(a) Altera Corp. ...............................................................      250,000     12,156,250
(a) Apple Computer Inc. ........................................................      200,000     16,025,000
(a) Applied Materials Inc. .....................................................      125,000     11,226,563
(a) Applied Micro Circuits Corp. ...............................................      350,000     27,234,375
(a) Catapult Communications Corp. ..............................................      225,000      3,571,875
(a) Cisco Systems Inc. .........................................................      600,000     44,400,000
(a) Coherent Inc. ..............................................................      175,000      3,598,438
(a) Cypress Semiconductor Corp. ................................................      400,000     10,225,000
(a) Ditech Communications Corp. ................................................       65,000      5,711,875
(a,e)eMachines Inc. ............................................................      783,208      5,000,000
(a) Flextronics International Ltd. (Singapore) .................................      100,000      7,100,000
(a) Foundry Networks Inc. ......................................................       20,500      3,884,750
(a) Gemstar International Group Ltd. ...........................................       50,000      4,343,750
    Hewlett-Packard Co. ........................................................      100,000      7,406,250



50


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


  FRANKLIN CALIFORNIA GROWTH FUND                                                              SHARES                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
   Intel Corp. ..........................................................                      200,000                   $15,487,500
(a)Javelin Systems Inc. .................................................                      300,000                     2,475,000
(a)JDS Uniphase Corp. ...................................................                      350,000                    58,406,250
(a)JNI Corp. ............................................................                        8,800                       470,250
(a)Juniper Networks Inc. ................................................                       25,000                     6,890,625
(a)KLA-Tencor Corp. .....................................................                      125,000                     9,898,438
   Linear Technology Corp. ..............................................                      300,000                    20,981,250
   Lucent Technologies Inc. .............................................                      211,825                    13,609,756
(a)Maxim Integrated Products Inc. .......................................                      225,000                    17,760,938
(a)Netopia Inc. .........................................................                      100,000                     5,337,500
(a)PC-Tel Inc. ..........................................................                       42,500                     1,275,000
(a)Proxim Inc. ..........................................................                      100,000                     4,681,250
(a)QUALCOMM Inc. ........................................................                       55,000                    12,251,250
(a)QuickLogic Corp. .....................................................                       19,100                       350,963
(a)Sanmina Corp. ........................................................                      125,000                    11,257,813
(a)SDL Inc. .............................................................                       70,000                     8,631,875
(a)Silicon Image Inc. ...................................................                        2,800                       123,725
(a)Solectron Corp. ......................................................                      250,000                    18,812,500
(a)Spectra-Physics Lasers Inc. ..........................................                      200,000                     2,062,500
(a)Sun Microsystems Inc. ................................................                      300,000                    31,743,750
(a)Synopsys Inc. ........................................................                      200,000                    12,462,500
(a)Varian Inc. ..........................................................                      375,000                     7,078,125
(a)Vitesse Semiconductor Corp. ..........................................                      300,000                    13,762,500
(a)Xilinx Inc. ..........................................................                      300,000                    23,587,500
                                                                                                                         -----------
                                                                                                                         461,282,884
                                                                                                                         -----------
   ENERGY MINERALS 1.9%
   Atlantic Richfield Co. ...............................................                       75,000                     6,989,063
   Chevron Corp. ........................................................                      100,000                     9,131,250
   Unocal Corp. .........................................................                      225,000                     7,762,500
                                                                                                                         -----------
                                                                                                                          23,882,813
                                                                                                                         -----------
   FINANCE 5.3%
   Charles Schwab Corp. .................................................                      325,000                    12,654,688
   Countrywide Credit Industries Inc. ...................................                      200,000                     6,787,500
(a)E*TRADE Group Inc. ...................................................                      140,000                     3,333,750
(a)Golden State Bancorp Inc. ............................................                      550,000                    11,481,250
   The PMI Group Inc. ...................................................                      225,000                    11,671,875
   Providian Financial Corp. ............................................                       65,000                     7,085,000
(a)Silicon Valley Bancshares ............................................                      475,000                    15,496,875
                                                                                                                         -----------
                                                                                                                          68,510,938
                                                                                                                         -----------
   HEALTH SERVICES .9%
(a)Tenet Healthcare Corp. ...............................................                      400,000                     7,775,000
(a)Wellpoint Health Networks Inc. .......................................                       75,000                     4,350,000
                                                                                                                         -----------
                                                                                                                          12,125,000
                                                                                                                         -----------

                                                                              51




FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)



  FRANKLIN CALIFORNIA GROWTH FUND                      SHARES            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  HEALTH TECHNOLOGY 7.0%
a Affymetrix Inc. ..........................           100,000       $ 8,812,500
  Allergan Inc. ............................           100,000        10,737,500
a Amgen Inc. ...............................           100,000         7,975,000
a Cerus Corp. ..............................            75,000         2,076,563
a Collateral Therapeutics Inc. .............           125,000         1,765,625
a Genentech Inc. ...........................           175,000        25,506,250
a Gilead Sciences Inc. .....................            65,000         4,107,188
a Inhale Therapeutic Systems Inc. ..........           225,000         6,201,563
a Minimed Inc. .............................            25,000         1,895,313
a Molecular Devices Corp. ..................           300,000        11,100,000
a Nanogen Inc. .............................           175,000         1,225,000
a Ocular Sciences Inc. .....................           300,000         5,512,500
a Visx Inc. ................................            50,000         3,128,125
                                                                     -----------
                                                                      90,043,127
                                                                     -----------
  INDUSTRIAL SERVICES 1.6%
a Calpine Corp. ............................           118,600         6,834,325
a Catalytica Inc. ..........................           250,000         3,140,625
  Granite Construction Inc. ................           225,000         4,654,688
a Tetra Tech Inc. ..........................           375,000         5,953,125
                                                                     -----------
                                                                      20,582,763
                                                                     -----------
  PROCESS INDUSTRIES 1.0%
a ECO Soil Systems Inc. ....................           350,000         1,771,875
  Optical Coating Laboratory Inc. ..........           100,000        10,687,500
                                                                     -----------
                                                                      12,459,375
                                                                     -----------
  PRODUCER MANUFACTURING 1.1%
  Avery Dennison Corp. .....................           175,000        10,937,500
a Simpson Manufacturing Co. Inc. ...........            75,000         3,042,188
                                                                     -----------
                                                                      13,979,688
                                                                     -----------
  REAL ESTATE 5.5%
  Alexandria Real Estate Equities Inc. .....           150,000         4,312,500
  AMB Property Corp. .......................           400,000         7,950,000
  Arden Realty Inc. ........................           475,000         9,559,375
  Burnham Pacific Properties Inc. ..........           225,000         2,250,000
a Catellus Development Corp. ...............           425,000         4,993,750
  Essex Property Trust Inc. ................           350,000        11,396,875
  Health Care Property Investors Inc. ......           397,100        10,423,875
  Spieker Properties Inc. ..................           450,000        15,721,875
  TriNet Corporate Realty Trust Inc. .......           157,700         3,636,956
                                                                     -----------
                                                                      70,245,206
                                                                     -----------
  RETAIL TRADE 3.5%
a Cost Plus Inc. ...........................           187,500         6,843,750
  Costco Cos. Inc. .........................            90,000         7,228,125
a eToys Inc. ...............................            75,000         4,481,250



52


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN CALIFORNIA GROWTH FUND                    SHARES            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
  GAP Inc. .....................................     175,000      $    6,496,875
a Safeway Inc. .................................     175,000           6,179,688
a Williams-Sonoma Inc. .........................     250,000          13,437,500
                                                                  --------------
                                                                      44,667,188
                                                                  --------------
a TECHNOLOGY SERVICES 18.2%
  Avant! Corp. .................................     300,000           3,862,500
  BroadVision Inc. .............................     525,000          38,653,125
  Computer Sciences Corp. ......................     200,000          13,737,500
  eBay Inc. ....................................      60,000           8,107,500
  eGain Communications Corp. ...................      75,000           2,184,375
  Exodus Communications Inc. ...................     100,000           8,600,000
  HNC Software Inc. ............................     150,000           5,990,625
  Interwoven Inc ...............................       5,900             462,413
  Intuit Inc. ..................................     375,000          10,921,875
  Legato Systems Inc. ..........................     225,000          12,093,750
  Liberate Technologies Inc. ...................      41,600           2,834,000
  Micromuse Inc. ...............................     170,000          18,168,750
  Mpath Interactive Inc. .......................     200,000           2,250,000
  Oracle Corp. .................................     250,000          11,890,625
  Siebel Systems Inc. ..........................     200,000          21,962,500
  Tumbleweed Communications Corp. ..............      88,300           2,207,500
  VeriSign Inc. ................................      40,000           4,940,000
  VERITAS Software Corp. .......................     350,000          37,756,250
  Verity Inc. ..................................     145,000           9,986,875
  Vitria Technology Inc. .......................      10,200             672,563
  Women.com Networks Inc. ......................     105,200           1,893,600
  Yahoo! Inc. ..................................      75,000          13,429,688
  ZapMe! Corp. .................................     339,500           2,546,250
                                                                  --------------
                                                                     235,152,264
                                                                  --------------
  TRANSPORTATION .8%
  Expeditors International of Washington Inc. ..     275,000          10,278,125
                                                                  --------------
  UTILITIES 3.3%
  American States Water Co. ....................     165,000           5,661,563
  California Water Service Group ...............     180,000           5,220,000
  Edison International .........................     550,000          16,293,740
a Leap Wireless International Inc. .............     100,000           3,850,000
a Pacific Gateway Exchange Inc. ................     100,000           2,275,000
  Vodafone AirTouch PLC, ADR (United Kingdom)...     200,000           9,587,500
                                                                  --------------
                                                                      42,887,803
                                                                  --------------
  TOTAL COMMON STOCKS (COST $726,481,115) ......                   1,207,783,275
                                                                  --------------
  CONVERTIBLE PREFERRED STOCKS .3%
  Glenborough Realty Trust, 7.75%, cvt.
  pfd., A (COST $6,000,000) ....................     240,000           3,675,000
                                                                  --------------




                                                                              53


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
  FRANKLIN CALIFORNIA GROWTH FUND                                                                    AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS .5%
  Inhale Therapeutic Systems Inc., cvt., 144A, 6.75%, 10/13/06 (COST $6,000,000) .........      $    6,000,000       $     6,161,250
                                                                                                                     ---------------
  TOTAL LONG TERM INVESTMENTS (COST $738,481,115) ........................................                             1,217,619,525
                                                                                                                     ---------------

                                                                                                      SHARES
  SHORT TERM INVESTMENTS 4.3%                                                                       ----------
d Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $55,193,734) .........        55,193,734            55,193,734
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $793,674,849) 98.8% ..............................................                           1,272,813,259
  OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                              15,829,801
                                                                                                                      --------------
  NET ASSETS 100.0% ........................................................................                          $1,288,643,060
                                                                                                                      ==============

(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."

(e) See Note 6 regarding restricted securities.

(f) See Note 7 regarding holdings of 5% voting securities.



54                     See notes to financial statements.



FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP GROWTH FUND

                                                                                                                       CLASS A
                                                                                                                 ------------------
                                                                                                                  OCTOBER 31, 1999
                                                                                                                 (UNAUDITED)(6),(9)
                                                                                                                 ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                                                                    $10.00
                                                                                                                 ------------------
 Income from investment operations:
 Net investment loss .....................................................................................                (.01)
 Net realized and unrealized gains .......................................................................                1.24
                                                                                                                 ------------------
Total from investment operations .........................................................................                1.23
                                                                                                                 ------------------
Net asset value, end of period ...........................................................................           $   11.23
                                                                                                                 ==================
Total return* ............................................................................................               12.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                                                                        $6,040
Ratios to average net assets:
 Expenses ................................................................................................                1.21%(1)
 Expenses excluding waiver and payments by affiliate .....................................................                1.71%(1)
 Net investment loss .....................................................................................               (.31)%(1)
Portfolio turnover rate ..................................................................................               52.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.




                                                                              55



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

56

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                                        CLASS B
                                                                                                                  ------------------
                                                                                                                   OCTOBER 31, 1999
                                                                                                                  (UNAUDITED)(6),(9)
                                                                                                                  ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................................                $    10.00
                                                                                                                  ------------------
Income from investment operations:
 Net investment loss ..............................................................................                      (.04)
 Net realized and unrealized gains ................................................................                      1.24
                                                                                                                  ------------------
Total from investment operations ..................................................................                      1.20
                                                                                                                  ------------------
Net asset value, end of period ....................................................................                $    11.20
                                                                                                                  ==================
Total return* .....................................................................................                    12.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................................                   $   976
Ratios to average net assets:
 Expenses .........................................................................................                      1.85%(1)
 Expenses excluding waiver and payments by affiliate ..............................................                      2.35%(1)
 Net investment loss ..............................................................................                     (.94)%(1)
Portfolio turnover rate ...........................................................................                     52.60%



*Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.



56



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                                      CLASS C
                                                                                                                 ------------------
                                                                                                                  OCTOBER 31, 1999
                                                                                                                 (UNAUDITED)(6),(9)
                                                                                                                 ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................................               $      10.00
                                                                                                                 ------------------
Income from investment operations:
 Net investment loss ............................................................................                       (.04)
 Net realized and unrealized gains ..............................................................                       1.23
                                                                                                                 ------------------
Total from investment operations ................................................................                       1.19
                                                                                                                 ------------------
Net asset value, end of period ..................................................................               $      11.19
                                                                                                                 ==================

Total return* ...................................................................................                     11.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................................                  $   6,750
Ratios to average net assets:
 Expenses .......................................................................................                      1.86%(1)
 Expenses excluding waiver and payments by affiliate ............................................                      2.36%(1)
 Net investment income ..........................................................................                     (.97)%(1)
Portfolio turnover rate .........................................................................                     52.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.



                                                                              57



FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                                                    ADVISOR CLASS
                                                                                                                 ------------------
                                                                                                                  OCTOBER 31, 1999
                                                                                                                 (UNAUDITED)(6),(9)
                                                                                                                 ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................................................           $       10.00
                                                                                                                 ------------------
Income from investment operations - net realized and unrealized gains ................................                    1.24
                                                                                                                 ------------------
Net asset value, end of period .......................................................................           $       11.24
                                                                                                                 ==================
Total return* ........................................................................................                  12.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................................................................              $   10,925
Ratios to average net assets:
 Expenses ............................................................................................                    .89%(1)
 Expenses excluding waiver and payments by affiliate .................................................                   1.39%(1)
 Net investment income ...............................................................................                    .07%(1)
Portfolio turnover rate ..............................................................................                   52.60%



*Total return is not annualized for periods less than one year.

(1) Annualized

(6) For the period June 7, 1999 (effective date) to October 31, 1999.

(9) Based on average shares outstanding.

58                     See notes to financial statements.



  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)



  FRANKLIN LARGE CAP GROWTH FUND                         SHARES          VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 90.5%
  CONSUMER NON-DURABLES 3.4%
  Colgate-Palmolive Co. ....................             4,700        $  284,350
  Estee Lauder Cos. Inc., A ................             6,000           279,750
  Procter & Gamble Co. .....................             2,700           283,163
                                                                      ----------
                                                                         847,263
                                                                      ----------
  CONSUMER SERVICES 6.6%
a Clear Channel Communications Inc. ........             4,400           353,650
a Comcast Corp., A .........................             7,900           332,788
a Harrah's Entertainment Inc. ..............             3,900           112,856
  Seagrams Co. Ltd. (Canada) ...............             4,300           212,313
  Time Warner Inc. .........................             5,400           376,313
a Viacom Inc., A ...........................             3,900           177,694
a Viacom Inc., B ...........................             1,100            49,225
                                                                      ----------
                                                                       1,614,839
                                                                      ----------
  ELECTRONIC TECHNOLOGY 28.3%
a Applied Materials Inc. ...................             1,100            98,794
a Cisco Systems Inc. .......................             9,800           725,200
a Comverse Technology Inc. .................             3,300           374,550
a Dell Computer Corp. ......................             6,000           240,750
a EMC Corp. ................................             4,800           350,400
a General Instrument Corp. .................             6,500           349,781
  Hewlett-Packard Co. ......................             2,400           177,750
  Intel Corp. ..............................             5,700           441,394
  International Business Machines Corp. ....             4,300           423,013
a JDS Uniphase Corp. .......................             3,200           534,000
  Linear Technology Corp. ..................             5,200           363,675
  Lucent Technologies Inc. .................             5,700           366,225
  Motorola Inc. ............................             2,900           282,569
  Nokia Corp., ADR, A (Finland) ............             2,500           288,906
  Nortel Networks Corp. (Canada) ...........             8,000           495,500
a Solectron Corp. ..........................             3,300           248,325
a Sun Microsystems Inc. ....................             3,300           349,181
a Tellabs Inc. .............................             4,700           297,275
  Texas Instruments Inc. ...................             2,300           206,425
a Xilinx Inc. ..............................             4,700           369,538
                                                                      ----------
                                                                       6,983,251
                                                                      ----------
  FINANCE 5.0%
  Capital One Financial Corp. ..............             5,200           275,600
  Citigroup Inc. ...........................             8,100           438,413
  Marsh & McLennan Cos. Inc. ...............             2,000           158,125
  Providian Financial Corp. ................             3,300           359,700
                                                                      ----------
                                                                       1,231,838
                                                                      ----------
  HEALTH TECHNOLOGY 14.3%
  American Home Products Corp. .............             5,600           292,600
a Amgen Inc. ...............................             2,800           223,300



                                                                              59



  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  HEALTH TECHNOLOGY (CONT.)
a Biogen Inc. ..................................           3,700     $   274,263
  Eli Lilly & Co. ..............................           6,000         413,250
a Genentech Inc. ...............................           1,500         218,625
a Medimmune Inc. ...............................           2,300         257,600
  Medtronic Inc. ...............................          10,600         367,025
  Merck & Co. Inc. .............................           2,500         198,906
  Pfizer Inc. ..................................           9,400         371,300
  Schering-Plough Corp. ........................           9,800         485,100
  Warner-Lambert Co. ...........................           5,500         438,969
                                                                      ----------
                                                                       3,540,938
                                                                      ----------
  INDUSTRIAL SERVICES 1.0%
a AES Corp. ....................................           4,300         242,681
                                                                      ----------
  PROCESS INDUSTRIES 2.7%
  General Electric Co. .........................           4,900         664,256
                                                                      ----------
  PRODUCER MANUFACTURING 1.0%
  Tyco International Ltd. ......................           6,400         255,600
                                                                      ----------
  RETAIL TRADE 6.1%
a Costco Wholesale Corp. .......................           4,800         385,500
  Dayton Hudson Corp. ..........................           5,000         323,125
  Home Depot Inc. ..............................           4,800         362,400
  Wal-Mart Stores Inc. .........................           7,600         430,825
                                                                      ----------
                                                                       1,501,850
                                                                      ----------
  TECHNOLOGY SERVICES 10.4%
  Automatic Data Processing Inc. ...............           4,700         226,481
a Compuware Corp. ..............................           7,100         197,469
  First Data Corp. .............................           5,200         237,575
a Microsoft Corp. ..............................          10,200         944,138
a Oracle Corp. .................................           5,800         275,863
a VERITAS Software Corp. .......................           3,700         399,133
a Yahoo! Inc. ..................................           1,600         286,500
                                                                      ----------
                                                                       2,567,159
                                                                      ----------
  TELECOMMUNICATIONS 11.7%
  AT&T Corp. ...................................           5,600         261,800
a Global Crossing Ltd. (Bermuda) ...............           6,330         219,176
  GTE Corp. ....................................           3,000         225,000
a MCI WorldCom Inc. ............................           3,600         308,925
a Qwest Communications International Inc. ......          12,900         464,400
  SBC Communications Inc. ......................           5,600         285,250
  Sprint Corp. (FON Group) .....................           4,500         334,406
a Sprint Corp. (PCS Group) .....................           3,200         265,400
  Vodafone AirTouch PLC, ADR (United Kingdom) ..           6,850         328,372
a VoiceStream Wireless Corp. ...................           2,100         207,375
                                                                      ----------
                                                                       2,900,104
                                                                      ----------
  TOTAL COMMON STOCKS (COST $19,842,106) .......                      22,349,779
                                                                      ----------


60



  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

  FRANKLIN LARGE CAP GROWTH FUND                                                                         SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 11.0%
d Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $2,707,205) .........           2,707,205         $ 2,707,205
                                                                                                                       -------------
  TOTAL INVESTMENTS (COST $22,549,311) 101.5% .............................................                              25,056,984
  OTHER ASSETS, LESS LIABILITIES (1.5%) ...................................................                                (366,142)
                                                                                                                        ------------
  NET ASSETS 100.0% .......................................................................                            $ 24,690,842
                                                                                                                       =============

(a) Non-income producing

(d) See Note 3 regarding investments in the "Sweep Money Fund."



                       See notes to financial statements.                     61



FRANKLIN STRATEGIC SERIES
Financial Highlights



FRANKLIN MIDCAP GROWTH FUND

                                                      SIX MONTHS ENDED                    YEAR ENDED APRIL 30,
                                                      OCTOBER 31, 1999     ---------------------------------------------------------
                                                        (UNAUDITED)(9)     1999            1998         1997      1996       1995
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $16.15           $17.44          $13.34      $14.24     $10.81      $10.05
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .................            (.02)             .04             --         (.02)       .18         .21
 Net realized and unrealized gains (losses) ...            2.18            (1.17)           4.66         .93       3.59         .77
                                                      ------------------------------------------------------------------------------
Total from investment operations ..............            2.16            (1.13)           4.66         .91       3.77         .98
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.02)             --              --         (.05)      (.21)       (.20)
 In excess of net investment income ...........            (.02)             --              --          --         --          --
 Net realized gains ...........................             --              (.16)           (.56)      (1.76)      (.13)       (.02)
                                                      ------------------------------------------------------------------------------
Total distributions ...........................            (.04)            (.16)           (.56)      (1.81)      (.34)       (.22)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ................          $18.27           $16.15          $17.44      $13.34     $14.24      $10.81
                                                      ==============================================================================
Total return* .................................          13.41%            (6.36)%         35.53%      6.31%     35.40%      10.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $40,535          $33,901         $29,864     $12,853     $7,575      $5,591
Ratios to average net assets:
 Expenses .....................................           1.24%(1)         1.24%           1.17%       1.07%       .16%          --
 Expenses excluding waiver and payments
 by affiliate .................................           1.24%(1)         1.24%           1.17%       1.07%       .96%        .98%
 Net investment income (loss) .................           (.24)%(1)         .30%           (.03)%      (.22)%     1.42%       2.12%
Portfolio turnover rate .......................          33.79%           59.97%          50.16%      76.35%    102.65%     163.54%





* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized
(9) Based on average shares outstanding.


62                     See notes to financial statements.






  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)



    FRANKLIN MIDCAP GROWTH FUND                              SHARES      VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS 90.6%
a   COMMERCIAL SERVICES 4.9%
    Concord EFS Inc........................................  21,300  $  576,431
    Convergys Corp.........................................  12,000     234,750
    DoubleClick Inc........................................   2,200     308,000
    Robert Half International Inc..........................  15,000     405,938
    U.S. Foodservice.......................................  25,000     479,688
                                                                     -----------
                                                                      2,004,807
                                                                     -----------
    CONSUMER DURABLES 2.0%
a   Electronic Arts Inc....................................   6,500     525,281
    Leggett & Platt Inc....................................  14,000     310,625
                                                                     -----------
                                                                        835,906
                                                                     -----------
    CONSUMER NON-DURABLES 2.1%
    Estee Lauder Cos. Inc., A..............................  12,600     587,475
a   Tommy Hilfiger Corp....................................   9,000     254,250
                                                                     -----------
                                                                        841,725
                                                                     -----------
    CONSUMER SERVICES 4.9%
a   AMFM Inc...............................................   9,000     630,000
a   Apollo Group Inc., A...................................  18,000     473,625
a   DeVry Inc..............................................  21,200     446,525
a   Martha Stewart Living Omnimedia Inc., A................     400      14,750
    McClatchy Co., A.......................................   9,800     384,650
a   Spanish Broadcasting Systems Inc.......................   2,000      53,250
                                                                     -----------
                                                                      2,002,800
                                                                     -----------
    ELECTRONIC TECHNOLOGY 25.9%
a   Altera Corp............................................. 16,600     807,175
a,b Chartered Semiconductor Manufacturing, ADR (Singapore)..    600      19,913
a   Comverse Technology Inc.................................  7,000     794,500
a   Epcos AG, ADR (Germany).................................  7,600     309,700
a   Fairchild Semiconductor Corp., A........................  6,000     151,500
a   Flextronics International Ltd. (Singapore)..............  3,000     213,000
a   General Instrument Corp................................. 12,500     672,656
a   JDS Uniphase Corp.......................................  5,600     934,500
    Linear Technology Corp..................................  9,000     629,438
a   Mettler-Toledo International Inc........................ 21,000     626,063
a   Micrel Inc.............................................. 11,000     598,125
a   Novellus Systems Inc....................................  5,000     387,500
a   PMC-Sierra Inc. (Canada)................................  6,000     565,500
a   QLogic Corp.............................................  1,500     156,188
a   Sanmina Corp............................................  2,000     180,125
a   SDL Inc.................................................  1,500     184,969
a   Seagate Technology Inc.................................. 11,500     338,531
a   Sycamor Networks Inc....................................  1,000     215,000
a   Synopsys Inc............................................  4,000     249,250
a   Tellabs Inc.............................................  8,000     506,000





                                                                              63



    FRANKLIN STRATEGIC SERIES
    STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


    FRANKLIN MIDCAP GROWTH FUND                           SHARES        VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
a   Teradyne Inc. ..............................          8,000      $   308,000
a   Vitesse Semiconductor Corp. ................         16,000          734,000
a   Waters Corp. ...............................          7,000          371,875
a   Xilinx Inc. ................................          7,000          550,375
                                                                     -----------
                                                                      10,503,883
                                                                     -----------
a   ENERGY MINERALS 1.0%
    Barrett Resources Corp. ....................         11,500          385,969
                                                                     -----------

    FINANCE 7.4%
    Capital One Financial Corp. ................         11,000          583,000
    Countrywide Credit Industries Inc. .........         15,500          526,031
    Federated Investors Inc., B ................         19,000          327,750
    Financial Security Assurance Holdings Ltd. .          7,600          428,450
    National Commerce Bancorp ..................         14,000          350,000
    Protective Life Corp. ......................         14,000          506,625
    Zions Bancorp ..............................          5,000          294,688
                                                                     -----------
                                                                       3,016,544
                                                                     -----------
a   HEALTH TECHNOLOGY 1.3%
    Chiron Corp. ...............................         11,000          314,188
    Genzyme Corp. ..............................          5,700          218,025
                                                                     -----------
                                                                         532,213
                                                                     -----------
    INDUSTRIAL SERVICES 3.8%
a   AES Corp. ..................................          7,500          423,281
a,b Calpine Corp. ............................            2,000          115,250
a   Republic Services Inc., A ..................         21,500          263,375
    Transocean Offshore Inc. ...................         11,800          320,813
a   Weatherford International Inc. .............         12,000          406,500
                                                                     -----------
                                                                       1,529,219
                                                                     -----------
    PROCESS INDUSTRIES 3.3%
    AptarGroup Inc. ............................         13,900          373,563
    Bowater Inc. ...............................          8,400          441,000
    Ecolab Inc. ................................         16,000          541,000
                                                                     -----------
                                                                       1,355,563
                                                                     -----------
a   PRODUCER MANUFACTURING 1.0%
    Gentex Corp. ...............................         23,000          395,313
                                                                     -----------
    REAL ESTATE 2.2%
    Equity Office Properties Trust .............         12,400          274,350
    Equity Residential Properties Trust ........          8,000          334,500
    MeriStar Hospitality Corp. .................         17,000          273,063
                                                                     -----------
                                                                         881,913
                                                                     -----------
    RETAIL TRADE 4.8%
a   Abercrombie & Fitch Co., A .................          7,000          190,750
    Family Dollar Stores Inc. ..................         24,000          495,000



64


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


  FRANKLIN MIDCAP GROWTH FUND                                   SHARES          VALUE
---------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
  Tiffany & Co. .....................................           14,000      $   833,000
a Williams-Sonoma Inc. ..............................            8,000          430,000
                                                                            -----------
                                                                              1,948,750
                                                                            -----------
a TECHNOLOGY SERVICES 15.6%
  Affiliated Computer Services Inc., A ..............            8,500          323,000
b Akamai Technologies Inc. ..........................              800          116,150
  BEA Systems Inc. ..................................            5,400          246,375
  BroadVision Inc. ..................................            6,000          441,750
  Computer Sciences Corp. ...........................            4,000          274,750
  Exodus Communications Inc. ........................            2,500          215,000
  Inktomi Corp. .....................................            1,300          131,869
  Internap Network Services Corp. ...................            6,500          600,438
  Intuit Inc. .......................................            5,700          166,013
  Rational Software Corp. ...........................            9,200          393,300
  Sapient Corp. .....................................            5,000          639,374
  Siebel Systems Inc. ...............................           12,000        1,317,750
  VERITAS Software Corp. ............................           10,000        1,078,750
  Vignette Corp. ....................................            2,500          395,000
                                                                            -----------
                                                                              6,339,519
                                                                            -----------
a TELECOMMUNICATIONS 6.0%
  Cincinnati Bell Inc. ..............................           25,000          520,312
  VoiceStream Wireless Corp. ........................           12,500        1,234,374
  Western Wireless Corp., A .........................           12,500          660,937
                                                                            -----------
                                                                              2,415,623
                                                                            -----------
  TRANSPORTATION 2.5%
  C.H. Robinson Worldwide Inc. ......................           13,000          439,562
  Expeditors International of Washington Inc. .......           15,000          560,624
                                                                            -----------
                                                                              1,000,186
                                                                            -----------
  UTILITIES 1.9%
  CMS Energy Corp. ..................................            8,500          313,437
  Montana Power Co. .................................           15,400          437,936
                                                                            -----------
                                                                                751,373
                                                                            -----------
  TOTAL LONG TERM INVESTMENTS (COST $25,942,121) ....                        36,741,306
                                                                            -----------
  SHORT TERM INVESTMENTS 9.1%
d Franklin Institutional Fiduciary Trust Money Market
  Portfolio (COST $3,689,999) .......................        3,689,999        3,689,999
                                                                            -----------
  TOTAL INVESTMENTS (COST $29,632,120) 99.7% ........                        40,431,305
  OTHER ASSETS, LESS LIABILITIES .3% ................                           103,339
                                                                            -----------
  NET ASSETS 100.0% .................................                       $40,534,644
                                                                            ===========




(a) Non-income producing

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.                     65



FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL CAP GROWTH FUND

                                                                                      CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                 OCTOBER 31, 1999    --------------------------------------------------------------
                                                  (UNAUDITED)(9)          1999        1998            1997        1996        1995
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......          $24.65             $25.93       $18.96         $19.75       $14.90      $12.75
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................             .01                .06          .07            .03          .01         .03
 Net realized and unrealized gains (losses)            6.44              (1.02)        7.92            .04         6.23        3.14
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..........            6.45               (.96)        7.99            .07         6.24        3.17
                                                 ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................            --                 (.14)        (.09)          (.06)        (.01)       (.02)
 Net realized gains .......................            --                 (.18)        (.93)          (.80)       (1.38)      (1.00)
                                                 ----------------------------------------------------------------------------------
Total distributions .......................            --                 (.32)       (1.02)          (.86)       (1.39)      (1.02)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ............          $31.10             $24.65       $25.93         $18.96       $19.75      $14.90
                                                 ==================================================================================
Total return* .............................          26.17%            (3.44)%       43.09%           .14%       44.06%      27.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $5,754,813         $4,251,284   $3,957,972     $1,071,352     $444,912     $63,010
Ratios to average net assets:
 Expenses .................................            .91%(1)            .94%         .89%           .92%         .97%        .69%
 Expenses excluding waiver and payments
 by affiliate .............................            .91%(1)            .94%         .89%           .92%        1.00%       1.16%
 Net investment income ....................            .06%(1)            .30%         .32%           .10%         .09%        .25%
Portfolio turnover rate ...................          17.18%             46.73%       42.97%         55.27%       87.92%     104.84%



* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(9) Based on average shares outstanding.



66



FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)



FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                         CLASS C
                                                   -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                         YEAR ENDED APRIL 30,
                                                     OCTOBER 31, 1999      -------------------------------------------------------
                                                      (UNAUDITED)(9)         1999            1998         1997            1996(7)
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $24.32              $25.59         $18.78         $19.66         $17.94
                                                   -------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss ..........................            (.09)               (.09)          (.02)          (.05)          (.03)
 Net realized and unrealized gains (losses) ...            6.34               (1.00)          7.76           (.03)          2.71
                                                   -------------------------------------------------------------------------------
Total from investment operations ..............            6.25               (1.09)          7.74           (.08)          2.68
                                                   -------------------------------------------------------------------------------
Less distributions from net realized gains ....            --                  (.18)          (.93)          (.80)          (.96)
                                                   -------------------------------------------------------------------------------
Net asset value, end of period ................          $30.57              $24.32         $25.59         $18.78         $19.66
                                                   ===============================================================================
Total return* .................................          25.70%             (4.08)%         42.06%         (.65)%         15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $993,786            $764,715       $731,707       $146,164        $24,102
Ratios to average net assets:
 Expenses .....................................           1.66%(1)            1.69%          1.64%          1.69%          1.76%(1)
 Net investment loss ..........................          (.69)%(1)           (.44)%         (.42)%         (.70)%         (.69)%(1)
Portfolio turnover rate .......................          17.18%              46.73%         42.97%         55.27%         87.92%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) Annualized

(7) For the period October 1, 1995 (effective date) to April 30, 1996.

(9) Based on average shares outstanding.



                                                                              67



FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                        ADVISOR CLASS
                                                           ------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED APRIL 30,
                                                           OCTOBER 31, 1999        ------------------------------------------------
                                                            (UNAUDITED)(9)             1999             1998                1997(8)
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............             $24.73               $26.01             $18.97            $20.48
                                                           ------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................                .04                  .10                .09               .01
 Net realized and unrealized gains (losses) ........               6.48                (1.00)              8.01             (1.52)
                                                           ------------------------------------------------------------------------
Total from investment operations ...................               6.52                 (.90)              8.10             (1.51)
                                                           ------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................                --                  (.20)              (.13)             --
 Net realized gains ................................                --                  (.18)              (.93)             --
                                                           ------------------------------------------------------------------------
Total distributions ................................                --                  (.38)             (1.06)             --
                                                           ------------------------------------------------------------------------
Net asset value, end of period .....................             $31.25               $24.73             $26.01            $18.97
                                                           ========================================================================
Total return* ......................................             26.31%              (3.12)%             43.68%           (7.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................           $228,329             $168,055           $118,683          $18,777
Ratios to average net assets:
 Expenses ..........................................               .66%(1)              .69%               .64%             .69%(1)
 Net investment income .............................               .31%(1)              .56%               .58%             .30%(1)
Portfolio turnover rate ............................             17.18%               46.73%             42.97%           55.27%



*   Total return is not annualized for periods less than one year.

(1) Annualized

(8) For the period January 2, 1997 (effective date) to April 30, 1997.

(9) Based on average shares outstanding.



68                     See notes to financial statements.



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED)


                                                          SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                        RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS 89.9%
a   COMMERCIAL SERVICES 1.5%
    Aether Systems Inc. ...............................    85,000  $  5,912,813
f   Applied Graphics Technologies Inc. ................ 1,200,000     8,550,000
    Chemdex Corp. .....................................   178,200     6,793,875
    Corporate Executive Board Co. .....................    93,500     3,529,625
    Cybergold Inc. ....................................   373,900     2,523,825
    Flycast Communications Corp. ......................    37,700     1,899,138
    FreeShop.com Inc. .................................    22,300       377,706
    Hotjobs.com Ltd. ..................................   267,300     6,164,606
    Loislaw.com Inc. ..................................    69,200     1,211,000
    Netcentives Inc. ..................................    83,700     1,401,975
    NOVA Corp. ........................................   888,800    23,108,800
    Probusiness Services Inc. .........................   262,200     6,587,775
    RemedyTemp Inc., A ................................   319,300     3,432,475
f   SOS Staffing Services Inc. ........................   872,400     4,416,525
    Stamps.com Inc. ...................................   291,500    16,761,250
    Sylvan Learning Systems Inc. ......................   681,200     8,813,025
    Wink Communications Inc. ..........................    41,300     1,450,663
                                                                   ------------
                                                                    102,935,076
                                                                   ------------
a   CONSUMER DURABLES .3%
f   Activision Inc. ................................... 1,294,400    18,283,400
    Audiovox Corp., A .................................   218,200     4,445,825
                                                                   ------------
                                                                     22,729,225
                                                                   ------------
    CONSUMER NON-DURABLES 1.1%
a   Sola International Inc. ...........................   509,800     7,137,200
a   Tommy Hilfiger Corp. .............................. 1,997,800    56,437,850
    Wolverine World Wide Inc. ......................... 1,575,500    16,148,875
                                                                   ------------
                                                                     79,723,925
                                                                   ------------
    CONSUMER SERVICES 3.7%
a   Acme Communications Inc. ..........................    69,100     2,487,600
a,f Cumulus Media Inc., A ............................. 1,000,000    35,875,000
a   DeVry Inc. ........................................ 1,064,800    22,427,350
a   Emmis Communications Corp., A .....................    90,300     6,512,888
a   E-Stamp Corp. .....................................    95,400     2,218,050
a   Harrah's Entertainment Inc. ....................... 1,123,500    32,511,281
a   Homestore.com Inc. ................................    11,000       516,313
a   Insight Communications Co. Inc., A ................   346,600     8,188,425
a   Jack in the Box Inc. .............................. 1,299,700    31,274,031
a   Martha Stewart Living Omnimedia Inc., A ...........    66,400     2,448,500
a   MeriStar Hotels & Resorts Inc. .................... 1,330,000     3,325,000
a,f Prime Hospitality Corp. ........................... 3,020,500    23,597,656
a   Quotesmith.com Inc. ...............................   591,700     4,881,525
a   Radio One Inc. ....................................   100,000     4,987,500
a   SFX Entertainment Inc. ............................ 1,021,350    35,683,416
    Sotheby's Holdings Inc., A ........................   375,000    10,757,813
a   Spanish Broadcasting Systems Inc. .................   358,300     9,539,738



                                                                              69



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                         SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                       RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    CONSUMER SERVICES (CONT.)
a   TiVo Inc. ..................................         83,800       $3,592,925
a   Vail Resorts Inc. ..........................        370,500        8,243,625
a   XM Satellite Radio Holdings Inc. ...........        455,900        8,833,063
                                                                     -----------
                                                                     257,901,699
                                                                     -----------
    ELECTRONIC TECHNOLOGY 24.0%
a   Advanced Energy Industries Inc. ............        876,600       36,050,175
a   Alpha Industries Inc. ......................        292,100       16,138,525
a   Alteon Websystems Inc. .....................         28,100        2,016,175
a   Ancor Communications Inc. ..................         61,400        1,945,613
a   Antec Corp. ................................         94,200        4,568,700
a   Apex Inc. ..................................        200,000        3,400,000
a,f AVT Corp. ..................................        837,400       28,052,900
a   Brocade Communications Systems Inc. ........         24,700        6,644,300
a   Carrier Access Corp. .......................        346,000       17,105,375
a,f Catapult Communications Corp. ..............        656,800       10,426,700
a   C-Cor.net Corp. ............................        176,500        6,927,625
a   Cirrus Logic Inc. ..........................        300,000        2,981,250
a,f Coherent Inc. ..............................      1,763,400       36,259,913
a   Com21 Inc. .................................        557,600        7,388,200
a   Copper Mountain Networks Inc. ..............         17,800        1,312,750
a   Cymer Inc. .................................        200,000        7,387,500
a   Digital Microwave Corp. ....................        798,300       11,874,713
a   DII Group Inc. .............................        141,500        5,094,000
a   Ditech Communications Corp. ................        114,000       10,017,750
a   Electro Scientific Industries Inc. .........        375,000       20,250,000
a,e eMachines Inc. .............................      1,378,446        8,799,999
a   Emcore Corp. ...............................        516,800        7,106,000
a   Etec Systems Inc. ..........................        654,000       24,974,625
a   Excel Switching Corp. ......................        623,100       22,158,994
a   Flextronics International Ltd. (Singapore) .        850,000       60,350,000
a,f FLIR Systems Inc. ..........................      1,028,600       14,593,263
a   Foundry Networks Inc. ......................         40,600        7,693,700
a   FVC.COM Inc. ...............................        400,000        5,250,000
a   Gadzoox Networks Inc. ......................         40,100        1,909,763
a   Gemstar International Group Ltd. ...........      1,229,200      106,786,750
a   Harmonic Inc. ..............................        463,400       27,514,375
a   Interspeed Inc. ............................         35,300          390,506
a,f Itron Inc. .................................      1,159,800        5,436,563
a   Jabil Circuit Inc. .........................        853,400       44,590,150
a,f Javelin Systems Inc. .......................        593,100        4,893,075
a   JDS Uniphase Corp. .........................      1,417,200      236,495,250
a   JNI Corp. ..................................         47,200        2,522,250
a   Juniper Networks Inc. ......................          7,900        2,177,438
a,f Komag Inc. .................................      4,207,100        6,968,009
a,f Ladish Co. Inc. ............................        816,700        5,716,900
a   Lattice Semiconductor Corp. ................        442,000       15,635,750
a   LTX Corp. ..................................        140,900        2,227,981



70



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                          SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                          RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
a   MCK Communications Inc. .........................     62,400     $    1,404,000
a,f Mettler-Toledo International Inc. ...............  2,477,900         73,872,394
a   Micrel Inc. .....................................    364,200         19,803,375
a   Mirapoint Inc., 144A ............................    682,128          4,999,998
a   Natural MicroSystems Corp. ......................    364,200          8,718,038
a   Netopia Inc. ....................................    256,100         13,669,338
a   Netro Corp. .....................................    162,400          3,704,750
f   Newport Corp. ...................................    512,500          9,993,750
a   Novellus Systems Inc. ...........................    306,100         23,722,750
a   PC-Tel Inc. .....................................    411,100         12,333,000
a,f Perceptron Inc. .................................    793,500          2,802,047
    Perkinelmer Inc. ................................    400,000         16,325,000
a   Photronics Inc. .................................    587,500         12,300,781
a   PMC-Sierra Inc. (Canada) ........................  1,830,600        172,534,050
a   Power Integrations Inc. .........................    600,000         61,162,500
a   Proxim Inc. .....................................    136,800          6,403,950
a   Quicklogic Corp. ................................    101,700          1,868,738
a   Radiant Systems Inc. ............................    188,400          2,967,300
a,f RSA Security Inc. ...............................  2,220,000         78,810,000
a   Sanmina Corp. ...................................    423,200         38,114,450
a   Semtech Corp. ...................................    195,600          7,493,925
a   Silicon Image ...................................     15,300            676,069
a   SIPEX Corp. .....................................    500,000          5,750,000
a,f Spectra-Physics Lasers Inc. .....................  1,016,300         10,480,594
a   Synopsys Inc. ...................................  1,405,000         87,549,063
a   Tekelec .........................................  1,823,300         23,133,119
a   Triquint Semiconductor Inc. .....................     85,700          6,856,000
a   TriStar Aerospace Co. ...........................    490,700          3,250,888
a   Varian Inc. .....................................    847,800         16,002,225
a   Varian Semiconductor Equipment Associates Inc. ..     50,000          1,131,250
a   Veeco Instruments Inc. ..........................    314,900         10,686,919
a   Visual Networks Inc. ............................    286,600         11,929,725
a   Vixel Corp. .....................................     62,900          2,012,800
a   Waters Corp. ....................................  1,239,600         65,853,750
a   Western Digital Corp. ...........................    824,300          2,627,456
                                                                     --------------
                                                                      1,670,977,497
                                                                     --------------
    ENERGY MINERALS 3.3%
a,f Barrett Resources Corp. .........................  1,660,900         55,743,956
a   Basin Exploration Inc. ..........................    674,100         11,080,519
a   Denbury Resources Inc. ..........................  1,553,000          6,988,500
a   Forest Oil Corp. ................................    798,800         10,683,950
a,f Newfield Exploration Co. ........................  2,138,600         62,955,038
a,f Nuevo Energy Co. ................................  1,075,500         15,258,656
a,f Pennaco Energy Inc. .............................  1,400,000         15,487,500
    Range Resources Corp. ...........................  1,990,000          7,462,500
a   Santa Fe Snyder Corp. ...........................  1,000,400          8,628,450




                                                                              71




FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                         SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                       RIGHTS         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    ENERGY MINERALS (CONT.)
a   Titan Exploration Inc. .......................     1,553,700    $  6,506,119
a,f Tom Brown Inc. ...............................     1,944,800      26,741,000
                                                                    ------------
                                                                     227,536,188
                                                                    ------------
    FINANCE 6.9%
a   Affiliated Managers Group Inc. ...............       903,400      24,165,950
    Allied Capital Corp. .........................     1,497,200      30,037,575
a   AmeriCredit Corp. ............................       650,300      11,298,963
    Bank United Corp., A .........................     1,000,000      39,000,000
    E.W. Blanch Holdings Inc. ....................       228,900      14,821,275
    Federated Investors Inc., B ..................     2,255,600      38,909,100
    Financial Security Assurance Holdings Ltd. ...     1,069,300      60,281,788
    Freedom Securities Corp. .....................       396,800       5,902,400
a   Golden State Bancorp Inc. ....................     2,000,000      41,750,000
a   Hambrecht & Quist Group ......................       400,000      19,750,000
    HCC Insurance Holdings Inc. ..................       746,000       8,392,500
a   Knight/Trimark Group Inc., A .................       415,900      10,839,394
a   Labranche & Co. Inc. .........................     1,347,600      18,024,150
    Metris Cos. Inc. .............................       199,100       6,856,506
a   Mortgage.com Inc. ............................       463,900       4,233,088
    Mutual Risk Management Ltd. (Bermuda) ........       769,200      11,634,150
a   National Discount Brokers Group Inc. .........       297,300       7,116,619
    Radian Group Inc. ............................       578,897      30,572,998
    Reinsurance Group of America Inc. ............       988,900      32,880,925
a   Risk Capital Holdings Inc. ...................       574,500       7,504,406
a,f Silicon Valley Bancshares ..................       1,293,600      42,203,700
    Westamerica Bancorp. .........................       472,700      16,278,606
a   WIT Capital Group Inc. .......................        70,500       1,238,156
                                                                    ------------
                                                                     483,692,249
                                                                    ------------
a   HEALTH SERVICES .9%
    American Dental Partners Inc. ................       266,200       3,028,025
    Beverly Enterprises Inc. .....................     2,131,800       8,393,963
    Integrated Health Services Inc. ..............       850,000         239,063
    Novamed Eyecare Inc. .........................       333,000       2,185,313
    PAREXEL International Corp. ..................     1,000,000       9,562,500
f   Pharmaceutical Product Development Inc. ......     1,300,000      13,081,250
    Renal Care Group Inc. ........................     1,303,800      24,283,275
    Total Renal Care Holdings Inc. ...............        44,500         325,406
                                                                    ------------
                                                                      61,098,795
                                                                    ------------
a   HEALTH TECHNOLOGY .7%
    Collateral Therapeutics Inc. .................       312,000       4,407,000
    Heska Corp. ..................................       575,300         970,819
    Inhale Therapeutic Systems Inc. ..............       811,000      22,353,188
f   Serologicals Corp. ...........................     2,022,700       7,837,963
    SkyePharma PLC, ADR (United Kingdom) .........       219,189       1,698,715
    SkyePharma PLC, rts., 3/31/00 (United Kingdom)       785,500              79



72



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                       SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                       RIGHTS            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a HEALTH TECHNOLOGY (CONT.)
  Wesley Jessen Visioncare Inc. ............           396,400      $ 10,653,250
  Zonagen Inc. .............................           429,800         1,316,263
                                                                    ------------
                                                                      49,237,277
                                                                    ------------
a INDUSTRIAL SERVICES 3.2%
f Atwood Oceanics Inc. .....................         1,216,600        35,357,438
  Casella Waste Systems Inc., A ............           639,200         8,589,250
f Catalytica Inc. ..........................         1,965,733        24,694,521
f Core Laboratories NV (Netherlands) .......         1,632,400        29,995,350
  Dycom Industries Inc. ....................           381,400        12,419,338
  Grey Wolf Inc. ...........................         3,129,400         8,214,675
  Marine Drilling Cos. Inc. ................         1,096,200        17,744,738
  Tuboscope Inc. ...........................         2,000,000        22,250,000
f US Liquids Inc. ..........................         1,003,400         6,710,238
f Varco International Inc. .................         5,162,500        54,528,906
                                                                    ------------
                                                                     220,504,454
                                                                    ------------
  NON-ENERGY MINERALS .3%
  Carpenter Technology Corp. ...............           736,000        17,940,000
                                                                    ------------

  PROCESS INDUSTRIES 1.1%
  Chemfirst Inc. ...........................           764,900        20,556,688
a CUNO Inc. ................................           531,900        10,638,000
  Optical Coating Laboratory Inc. ..........           413,800        44,224,875
                                                                    ------------
                                                                      75,419,563
                                                                    ------------
  PRODUCER MANUFACTURING 2.5%
a Cable Design Technologies Corp. ..........           300,000         5,812,500
a Gentex Corp. .............................         1,986,100        34,136,094
f Gibraltar Steel Corp. ....................         1,012,800        24,750,300
  JLG Industries Inc. ......................         1,262,700        16,178,344
a Polycom Inc. .............................           631,700        31,585,000
a Power-One Inc. ...........................           196,900         3,938,000
  Reliance Steel & Aluminum Co. ............         1,245,000        26,145,000
  Roper Industries Inc. ....................         1,033,800        31,918,575
a Tower Automotive Inc. ....................           200,000         3,262,500
                                                                    ------------
                                                                     177,726,313
                                                                    ------------
  REAL ESTATE 2.5%
  Arden Realty Inc. ........................         1,330,400        26,774,300
  Camden Property Trust ....................         1,200,000        32,475,000
  Colonial Properties Trust ................           273,400         6,971,700
  FelCor Lodging Trust Inc. ................           687,300        11,684,100
  General Growth Properties ................           398,500        11,531,594
  Glenborough Realty Trust Inc. ............           818,900        10,696,881
  Health Care Property Investors Inc. ......           543,500        14,266,875
f Innkeepers USA Trust .....................         2,102,800        18,136,650
  MeriStar Hospitality Corp. ...............         2,330,000        37,425,625
  SL Green Realty Corp. ....................           394,100         7,167,694
                                                                    ------------
                                                                     177,130,419
                                                                    ------------



                                                                              73



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                         SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                         RIGHTS         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a RETAIL TRADE .2%
  Beyond.com Corp. ..............................      1,001,500    $  9,263,875
  Drugstore.com Inc. ............................         17,500         636,563
  E4L Inc. ......................................        792,800       2,081,100
  PlanetRx.com Inc. .............................         78,400       1,842,400
                                                                    ------------
                                                                      13,823,938
                                                                    ------------
a TECHNOLOGY SERVICES 27.3%
  Accrue Software Inc. ..........................        300,500      16,151,875
  Active Software Inc. ..........................         33,800       1,223,138
  Actuate Corp. .................................        300,000      10,200,000
  Affiliated Computer Services Inc., A ..........      1,862,300      70,767,400
  Agile Software Corp. ..........................         19,100       1,871,800
  Allaire Corp. .................................        126,300       9,212,006
  Appnet Inc. ...................................        501,000      21,824,813
  Ardent Software Inc. ..........................        385,200       8,498,475
  Art Technology Group Inc. .....................        130,000       7,020,000
  Aspect Telecommunications Corp. ...............      1,065,000      26,824,688
  Backweb Technologies Ltd. .....................         20,000         421,250
  BEA Systems Inc. ..............................      1,823,200      83,183,500
  Bindview Development Corp. ....................        815,000      24,450,000
  Bluestone Software Inc. .......................        107,700       3,971,438
  Breakaway Solutions Inc. ......................         23,400       1,244,588
  Brightpoint Inc. ..............................        550,000       4,314,063
  Brio Technology Inc. ..........................        393,600       9,544,800
  BroadVision Inc. ..............................      1,602,000     117,947,250
  Check Point Software Technologies Ltd. (Israel)        291,500      33,722,906
  Citrix Systems Inc. ...........................        600,000      38,475,000
  Commerce One Inc. .............................         41,000       7,021,250
  Complete Business Solutions Inc. ..............      1,490,900      21,618,050
  Concord Communications Inc. ...................        450,000      23,371,875
  Cybersource Corp. .............................        241,200      15,316,200
  Cysive Inc. ...................................         32,700       1,882,294
  Data Return Corp. .............................         44,800         674,800
  Deltek Systems Inc. ...........................        188,900       2,195,963
  Digex Inc. ....................................         91,900       2,630,638
  Digital Insight Corp. .........................         38,400       1,521,600
  Digital Island Inc. ...........................        276,800      18,684,000
  Documentum Inc. ...............................        500,000      14,187,500
  E.piphany Inc. ................................         38,100       3,276,600
  Egain Communications Corp. ....................         74,800       2,178,550
  Entrust Technologies Inc. .....................      1,307,200      32,843,400
  Exchange Applications Inc. ....................        231,700       6,313,825
  Exodus Communications Inc. ....................        166,000      14,276,000
  F5 Networks Inc. ..............................        139,600      19,369,500
  H.T.E. Inc. ...................................        609,100       1,256,269
  High Speed Access Corp. .......................        175,600       4,620,475
f HNC Software Inc. .............................      1,736,200      69,339,488
  i2 Technologies Inc. ..........................      1,979,000     156,217,313



74


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                         SHARES/
  FRANKLIN SMALL CAP GROWTH FUND                         RIGHTS         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
a TECHNOLOGY SERVICES (CONT.)
  Inet Technologies Inc. .......................         271,700     $10,392,525
  Informatica Corp. ............................          22,000       1,589,500
  Infospace.com Inc. ...........................          25,000       1,390,625
f Integrated Systems Inc. ......................       1,702,200      28,618,238
  Interactive Pictures Corp. ...................         137,000       3,228,063
  Internap Network Services Corp. ..............          52,600       4,858,925
  Intertrust Technologies Corp. ................          36,500       1,989,250
  InterVu Inc. .................................         200,000      10,975,000
  Interwoven Inc ...............................          31,800       2,492,325
  Intuit Inc. ..................................       1,366,200      39,790,575
  ISS Group Inc. ...............................         200,400       7,640,250
  ITXC Corp. ...................................         172,900       7,823,725
  Jacada Ltd. (Israel) .........................         228,800       3,317,600
  Keane Inc. ...................................         525,300      12,344,550
  Keynote Systems Inc. .........................         101,600       4,610,100
  Legato Systems Inc. ..........................       1,227,000      65,951,250
  Liberate Technologies Inc. ...................         356,000      24,252,500
  Media Metrix Inc. ............................         293,200      13,743,750
f Micromuse Inc. ...............................         820,200      87,658,875
  MicroStrategy Inc. ...........................         221,000      21,354,125
  Mission Critical Software Inc. ...............         223,600      13,164,450
  N2H2 Inc. ....................................         478,000       4,242,250
  National Information Consortium Inc. .........         272,300       8,917,825
  National Instruments Corp. ...................           1,200          36,075
  Navidec Inc. .................................         400,000       4,075,000
  Navisite Inc. ................................          89,800       4,220,600
  Netiq Corp. ..................................         297,200      13,578,325
  NetScout Systems Inc. ........................         175,000       3,587,500
  Predictive Systems Inc. ......................          40,300       1,753,050
  Proxicom Inc. ................................         200,800      15,411,400
  Quest Software Inc. ..........................          20,300       1,497,125
  Quokka Sports Inc. ...........................         607,500       4,973,906
  Radware Ltd. .................................          68,800       3,538,900
  Sapient Corp. ................................         658,700      84,231,263
  Serena Software Inc. .........................         376,800       7,065,000
  Software.com Inc. ............................         167,100      11,247,919
  SS&C Technologies Inc. .......................          47,100         211,950
  Starmedia Network Inc. .......................         426,400      12,259,000
  Sykes Enterprises Inc. .......................         234,900       7,252,538
  Tenfold Corp. ................................          61,000       1,433,500
  Transaction Systems Architects Inc., A .......         308,900       9,498,675
  Tumbleweed Communications Corp. ..............         454,700      11,367,500
  U.S. Interactive Inc. ........................         342,300      12,280,013
  Vantive Corp. ................................         699,900       8,136,338
  Verio Inc. ...................................       1,873,200      69,893,775




                                                                              75



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                                 SHARES/
    FRANKLIN SMALL CAP GROWTH FUND                               RIGHTS           VALUE
------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
a   TECHNOLOGY SERVICES (CONT.)
    VERITAS Software Corp. ..................................   1,103,400   $  119,029,275
f   Verity Inc. .............................................     786,100       54,142,638
    Viador Inc. .............................................     261,400        4,672,525
    Vignette Corp. ..........................................     248,200       39,215,600
    Vitria Technology Inc. ..................................      53,100        3,501,281
    Whittman-Hart Inc. ......................................   1,041,500       40,032,656
    Wind River Systems Inc. .................................   1,966,500       40,067,438
    Women.com Networks Inc. .................................     558,900       10,060,200
    Xoom.com Inc. ...........................................     209,800       13,112,500
                                                                            --------------
                                                                              1,901,394,321
                                                                            --------------
a   TELECOMMUNICATIONS 4.0%
    ICG Communications Inc. .................................   1,599,100       26,185,263
    Millicom International Cellular SA (Luxembourg) .........     878,500       29,649,375
f   Pacific Gateway Exchange Inc. ...........................   1,015,700       23,107,175
    Pinnacle Holdings Inc. ..................................   1,547,400       37,137,600
f   Primus Telecommunications Group Inc. ....................   1,813,100       40,114,838
    Rhythms NetConnections Inc. .............................      50,900        1,485,644
f   Rural Cellular Corp., A .................................     646,700       38,923,256
    Western Wireless Corp., A ...............................   1,619,200       85,615,200
                                                                            --------------
                                                                               282,218,351
                                                                            --------------
    TRANSPORTATION 2.9%
    Air Express International Corp. .........................     911,000       24,255,375
a   Alaska Air Group Inc. ...................................     175,000        6,956,250
a,f Atlantic Coast Airlines Holdings Inc. ...................   1,400,000       32,550,000
    C.H. Robinson Worldwide Inc. ............................   1,046,200       35,374,638
f   Expeditors International of Washington Inc. .............   2,562,200       95,762,225
a   Mesa Air Group Inc. .....................................   1,467,200        8,253,000
a   Mesaba Holdings Inc. ....................................     140,000        1,610,000
                                                                            --------------
                                                                               204,761,488
                                                                            --------------
a   UTILITIES 3.5%
    Airgate PCS Inc. ........................................      45,500        2,275,000
    AT&T Canada Inc., B (Canada) ............................     227,600        7,340,100
    Clearnet Communications Inc., A (Canada) ................     521,500       11,473,000
    DSL.net Inc. ............................................     653,600        6,290,900
    Illuminet Holdings Inc. .................................      21,900        1,018,350
    Intermedia Communications Inc. ..........................     680,000       17,680,000
    ITC Deltacom Inc. .......................................     328,700        7,888,800
    Plug Power Inc. .........................................     112,800        1,692,000
    Time Warner Telecom Inc. ................................     194,400        4,896,450
    Triton PCS Holdings Inc., A .............................      31,500        1,110,375
    VoiceStream Wireless Corp. ..............................   1,869,200      184,583,472
                                                                            --------------
                                                                               246,248,447
                                                                            --------------
    TOTAL COMMON STOCKS AND RIGHTS (COST $4,380,899,181) ....                6,272,999,225
                                                                            --------------

76



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)

                                                           SHARES/
FRANKLIN SMALL CAP GROWTH FUND                             RIGHTS         VALUE
---------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS .3%
FINANCE .2%
Bank United Corp., 8.00%, cvt. pfd .....................    300,000   $15,225,000
                                                                      -----------
HEALTH TECHNOLOGY .1%
Cephalon Inc., 7.25%, cvt. pfd., 144A ..................    200,000    10,200,000
                                                                      -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $25,000,000) ..               25,425,000
                                                                      -----------

                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                               ---------------
a CONVERTIBLE BONDS .7%
  CONSUMER SERVICES
  AMF Bowling Inc., cvt., zero cpn., A, 144A, 5/12/18 ................................         $    6,190,000                627,666
                                                                                                                       -------------
  ELECTRONIC TECHNOLOGY .1%
  Western Digital Corp., cvt. sub. deb., zero cpn., 144A, 2/18/18 ....................             23,800,000              3,138,625
  Western Digital Corp., cvt., zero cpn., 2/18/18 ....................................              6,500,000                857,188
                                                                                                                       -------------
                                                                                                                           3,995,813
                                                                                                                       -------------
  HEALTH TECHNOLOGY .4%
  Inhale Therapeutic Systems Inc., cvt., 144A, 6.75%, 10/13/06 .......................             25,000,000             25,671,875
                                                                                                                       -------------
  TECHNOLOGY SERVICES .2%
  Citrix Systems Inc., cvt. sub. deb., 144A, zero cpn., 3/22/19 ......................             30,000,000             15,643,200
                                                                                                                       -------------
  TOTAL CONVERTIBLE BONDS (COST $48,122,525) .........................................                                    45,938,554
                                                                                                                       -------------
  SHORT TERM INVESTMENTS 4.2%
  GOVERNMENT BONDS 4.2%
  FHLB, 1/19/00 ......................................................................             55,000,000             54,378,445
  FHLB, 2/02/00 ......................................................................             50,000,000             49,287,650
  FHLMC, 1/27/00 .....................................................................             60,000,000             59,253,240
  FHLMC, 2/03/00 .....................................................................             70,000,000             68,992,000
  FNMA, 1/21/00 ......................................................................             15,000,000             14,826,180
  FNMA, 2/07/00 ......................................................................             50,000,000             49,249,350
                                                                                                                       -------------
  TOTAL SHORT TERM INVESTMENTS (COST $295,957,796) ...................................                                   295,986,865
                                                                                                                       -------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $4,749,979,502) ................                                 6,640,349,644
                                                                                                                       -------------



                                                                              77



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 1999 (UNAUDITED) (CONT.)


                                                                                                 PRINCIPAL
  FRANKLIN SMALL CAP GROWTH FUND                                                                   AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
c REPURCHASE AGREEMENT 9.9%
  Joint Repurchase Agreement, 5.199%, 11/01/99,
  (Maturity Value $688,773,422) (Cost $688,475,138) ...................................       $   688,475,138       $   688,475,138
   Banc of America Securities LLC (Maturity Value $59,838,047)
   Barclays Capital Inc. (Maturity Value $59,838,047)
   Bear Stearns & Co. Inc. (Maturity Value $59,838,047)
   Chase Securities Inc. (Maturity Value $59,838,047)
   CIBC World Markets Corp. (Maturity Value $59,838,047)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $90,392,952)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $59,838,047)
   Goldman, Sachs & Co. (Maturity Value $59,838,047)
   Paine Webber Inc. (Maturity Value $59,838,047)
   Paribas Corp. (Maturity Value $59,838,047)
   Warburg Dillon Read LLC (Maturity Value $59,838,047)
    Collateralized by U.S. Treasury Bills and Notes
  TOTAL INVESTMENTS (COST $5,438,454,640) 105.0% ......................................                               7,328,824,782
  OTHER ASSETS, LESS LIABILITIES (5.0%) ...............................................                                (351,897,265)
                                                                                                                    ---------------
  NET ASSETS 100.0% ...................................................................                             $ 6,976,927,517
                                                                                                                    ===============



(a) Non-income producing

(c) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1999, all repurchase agreements had been entered into on October 29, 1999.

(e) See Note 6 regarding restricted securities.

(f) See Note 7 regarding holding of 5% voting securities.

78                     See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999 (UNAUDITED)


                                                              FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                          AGGRESSIVE GROWTH      BLUE CHIP     CALIFORNIA GROWTH    LARGE CAP GROWTH
                                                                 FUND               FUND              FUND                FUND
                                                         ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................    $    40,202,007     $    66,967,767    $   786,330,642     $    22,549,311
  Cost - Non-controlled affiliated issuers ..........               --                  --            7,344,207                --
  Value - Unaffiliated issuers ......................         47,883,144          77,118,651      1,268,513,259          25,056,984
  Value - Non-controlled affiliated issuers .........               --                  --            4,300,000                --
                                                         ===========================================================================
 Receivables:
  Investment securities sold ........................            328,114           1,283,676         22,085,632             259,671
  Capital shares sold ...............................            801,135             476,827          5,977,340             185,307
  Dividends and interest ............................               --                41,834            549,576               7,230
  Affiliates ........................................             16,581              64,748               --                 4,129
 Offering costs .....................................             60,109                --                 --                65,016
                                                         ---------------------------------------------------------------------------
   Total assets .....................................         49,089,083          78,985,736      1,301,425,807          25,578,337
                                                         ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................          2,485,355           3,968,781          8,727,588             768,054
  Capital shares redeemed ...........................            111,321             115,222          2,614,684                --
  Affiliates ........................................             13,766              77,236          1,143,388              11,162
  Shareholders ......................................              5,909              18,452            150,406                 825
  Offering costs ....................................             96,174                --                 --               104,026
 Other liabilities ..................................             10,705              26,649            146,681               3,428
                                                         ---------------------------------------------------------------------------
   Total liabilities ................................          2,723,230           4,206,340         12,782,747             887,495
                                                         ---------------------------------------------------------------------------
     Net assets, at value ...........................    $    46,365,853     $    74,779,396    $ 1,288,643,060     $    24,690,842
                                                         ===========================================================================
Net assets consist of:
 Undistributed net investment income (loss) .........    $       (22,228)    $        51,196    $          --       $       (11,511)
 Accumulated distributions in excess of
 net investment income ..............................               --                  --             (576,397)               --
 Net unrealized appreciation ........................          7,681,137          10,150,918        479,138,410           2,507,673
 Accumulated net realized gain (loss) ...............          2,235,952           2,180,218         (4,763,420)           (254,327)
 Capital shares .....................................         36,470,992          62,397,064        814,844,467          22,449,007
                                                         ---------------------------------------------------------------------------
     Net assets, at value ...........................    $    46,365,853     $    74,779,396    $ 1,288,643,060     $    24,690,842
                                                         ===========================================================================




                       See notes to financial statements.                     79



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)

                                                          FRANKLIN              FRANKLIN            FRANKLIN            FRANKLIN
                                                      AGGRESSIVE GROWTH         BLUE CHIP       CALIFORNIA GROWTH   LARGE CAP GROWTH
                                                            FUND                  FUND                FUND                 FUND
                                                      ------------------------------------------------------------------------------
CLASS A:
 Net assets, at value ...........................     $   11,363,200       $   74,779,396       $1,063,394,645       $    6,039,932
                                                      ==============================================================================
 Shares outstanding .............................             693,359            4,828,850           31,280,822              537,759
                                                      ==============================================================================
 Net asset value per share* .....................      $        16.39       $        15.49       $        34.00       $        11.23
                                                      ==============================================================================
 Maximum offering price per share
 (net asset value per share divided by 94.25%) ..      $        17.39       $        16.44       $        36.07       $        11.92
                                                      ==============================================================================
CLASS B:
 Net assets, at value ...........................      $    1,493,578                 --         $   10,468,797       $      975,984
                                                      ==============================================================================
 Shares outstanding .............................              91,153                 --                309,901               87,169
                                                      ==============================================================================
 Net asset value and maximum
 offering price per share* ......................      $        16.39                 --         $        33.78       $        11.20
                                                      ==============================================================================
CLASS C:
 Net assets, at value ...........................      $    3,999,127                 --         $  214,779,618       $    6,749,997
                                                      ==============================================================================
 Shares outstanding .............................             244,141                 --              6,372,067              603,094
                                                      ==============================================================================
 Net asset value per share* .....................      $        16.38                 --         $        33.71       $        11.19
                                                      ==============================================================================
 Maximum offering price per share
 (net asset value per share divided by 99.00%) ..      $        16.55                 --         $        34.05       $        11.30
                                                      ==============================================================================
ADVISOR CLASS:
 Net assets, at value ...........................      $   29,509,948                 --                   --         $   10,924,929
                                                      ==============================================================================
 Shares outstanding .............................           1,797,836                 --                   --                971,915
                                                      ==============================================================================
 Net asset value and maximum
 offering price per share .......................      $        16.41                 --                   --         $        11.24
                                                      ==============================================================================



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     80



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)

                                                                                              FRANKLIN                 FRANKLIN
                                                                                            MIDCAP GROWTH           SMALL CAP GROWTH
                                                                                                 FUND                      FUND
                                                                                            ----------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................................           $   29,632,120            $3,497,708,119
  Cost - Non-controlled affiliated issuers ......................................                     --               1,252,271,383
                                                                                            ========================================
  Value - Unaffiliated issuers ..................................................               40,431,305             5,357,621,756
  Value - Non-controlled affiliated issuers .....................................                     --               1,282,727,888
 Repurchase agreement, at value and cost ........................................                     --                 688,475,138
 Receivables:
  Investment securities sold ....................................................                  127,396                 2,740,695
  Capital shares sold ...........................................................                  238,228                29,107,481
  Dividends and interest ........................................................                    6,483                   541,057
                                                                                            ----------------------------------------
   Total assets .................................................................               40,803,412             7,361,214,015
                                                                                            ----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................                  169,025                32,714,664
  Capital shares redeemed .......................................................                   40,805                24,206,146
  Affiliates ....................................................................                   39,763                 5,807,188
  Shareholders ..................................................................                    3,361                   282,410
 Funds advanced by custodian ....................................................                     --                     276,000
 Payable upon return of securities loaned (Note 8) ..............................                     --                 320,296,429
 Other liabilities ..............................................................                   15,814                   703,661
                                                                                            ----------------------------------------
   Total liabilities ............................................................                  268,768               384,286,498
                                                                                            ----------------------------------------
    Net assets, at value ........................................................           $   40,534,644            $6,976,927,517
                                                                                            ========================================
Net assets consist of:
 Undistributed net investment income ............................................           $         --              $    7,685,728
 Accumulated distributions in excess of net investment income ...................                  (35,359)                     --
 Net unrealized appreciation ....................................................               10,799,185             1,890,370,142
 Accumulated net realized gain (loss) ...........................................               (1,449,128)               60,864,770
 Capital shares .................................................................               31,219,946             5,018,006,877
                                                                                            ----------------------------------------
    Net assets, at value ........................................................           $   40,534,644            $6,976,927,517
                                                                                            ========================================


                       See notes to financial statements.                     81


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1999 (UNAUDITED)


                                                                                                  FRANKLIN             FRANKLIN
                                                                                                MIDCAP GROWTH       SMALL CAP GROWTH
                                                                                                     FUND                 FUND
                                                                                                ------------------------------------
CLASS A:
 Net assets, at value ................................................................            $40,534,644         $5,754,812,581
                                                                                                ====================================
 Shares outstanding ..................................................................              2,218,348            185,024,287
                                                                                                ====================================
 Net asset value per share* ..........................................................                 $18.27                 $31.10
                                                                                                ====================================
 Maximum offering price per share (net asset value per share divided by 94.25%) ......                 $19.38                 $33.00
                                                                                                ====================================
CLASS C:
 Net assets, at value ................................................................                   --             $993,786,320
                                                                                                ====================================
 Shares outstanding ..................................................................                   --               32,509,593
                                                                                                ====================================
 Net asset value per share* ..........................................................                   --                   $30.57
                                                                                                ====================================
 Maximum offering price per share (net asset value per share divided by 99.00%) ......                   --                   $30.88
                                                                                                ====================================
ADVISOR CLASS:
 Net assets, at value ................................................................                   --             $228,328,616
                                                                                                ====================================
 Shares outstanding ..................................................................                   --                7,306,822
                                                                                                ====================================
 Net asset value and maximum offering price per share ................................                   --                   $31.25
                                                                                                ====================================



* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

82                     See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)

                                                                    FRANKLIN         FRANKLIN          FRANKLIN           FRANKLIN
                                                                   AGGRESSIVE        BLUE CHIP        CALIFORNIA          LARGE CAP
                                                                   GROWTH FUND          FUND          GROWTH FUND        GROWTH FUND
                                                                --------------------------------------------------------------------
Investment income:
 Dividends* ................................................    $      51,916     $     360,327     $   4,735,536     $      54,779
 Interest ..................................................            6,120            23,531           604,606             5,811
                                                                --------------------------------------------------------------------
   Total investment income .................................           58,036           383,858         5,340,142            60,590
                                                                --------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................           35,234           237,660         2,418,205            30,308
 Administrative fees (Note 3) ..............................           15,330              --                --              12,778
 Distribution fees (Note 3)
  Class A ..................................................            5,667           100,880         1,105,318             3,495
  Class B ..................................................            1,893              --              27,996             2,444
  Class C ..................................................            4,211              --             895,640             8,843
 Transfer agent fees (Note 3) ..............................            6,391            72,254         1,041,213             2,800
 Custodian fees ............................................              131             1,978             4,486                49
 Reports to shareholders ...................................              764             7,435           190,398               714
 Registration and filing fees ..............................            3,131            17,315            67,991             3,451
 Professional fees .........................................              426             1,010            15,052               367
 Trustees' fees and expenses ...............................              218               472            10,501               143
 Amortization of offering costs (Note 1) ...................           36,065              --                --              39,010
 Other .....................................................               71             3,899            14,176                53
                                                                --------------------------------------------------------------------
   Total expenses ..........................................          109,532           442,903         5,790,976           104,455
   Expenses waived/paid by affiliate (Note 3) ..............          (29,268)          (39,451)             --             (32,354)
                                                                --------------------------------------------------------------------
    Net expenses ...........................................           80,264           403,452         5,790,976            72,101
                                                                --------------------------------------------------------------------
   Net investment loss .....................................          (22,228)          (19,594)         (450,834)          (11,511)
                                                                --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments in unaffiliated issuers ......................        2,235,952         1,099,576        56,141,199          (254,327)
  Foreign currency transactions ............................             --               5,246              --                --
                                                                --------------------------------------------------------------------
    Net realized gain (loss) ...............................        2,235,952         1,104,822        56,141,199          (254,327)
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................        7,681,137         3,871,861       249,865,743         2,507,673
  Translation of assets and liabilities denominated in
   foreign currencies ......................................             --              (3,914)             --                --
                                                                --------------------------------------------------------------------
    Net unrealized appreciation ............................        7,681,137         3,867,947       249,865,743         2,507,673
                                                                --------------------------------------------------------------------
Net realized and unrealized gain ...........................        9,917,089         4,972,769       306,006,942         2,253,346
                                                                --------------------------------------------------------------------
Net increase in net assets resulting from operations .......    $   9,894,861     $   4,953,175     $ 305,556,108     $   2,241,835
                                                                ====================================================================


* Net of foreign taxes and fees of $8,578 and $115 for the Franklin Blue Chip Fund and the Franklin Large Cap Growth Fund, respectively.



                       See notes to financial statements.                     83



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)


                                                                                                FRANKLIN                FRANKLIN
                                                                                                 MIDCAP                 SMALL CAP
                                                                                               GROWTH FUND             GROWTH FUND
                                                                                            ----------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers* ............................................................        $       160,881         $    12,232,337
  Non-controlled affiliated issuers ................................................                   --                 1,063,462
 Interest ..........................................................................                 19,971              14,669,033
                                                                                            ----------------------------------------
   Total investment income .........................................................                180,852              27,964,832
                                                                                            ----------------------------------------
Expenses:
 Management fees (Note 3) ..........................................................                111,942              12,865,714
 Distribution fees (Note 3)
  Class A ..........................................................................                 43,454               5,901,602
  Class C ..........................................................................                   --                 4,208,818
 Transfer agent fees (Note 3) ......................................................                 43,195               4,822,490
 Custodian fees ....................................................................                    162                  34,690
 Reports to shareholders ...........................................................                 10,184                 696,046
 Registration and filing fees ......................................................                 11,474                 361,457
 Professional fees .................................................................                    974                 106,814
 Trustees' fees and expenses .......................................................                    414                  57,743
 Other .............................................................................                    463                  51,998
                                                                                            ----------------------------------------
   Total expenses ..................................................................                222,262              29,107,372
                                                                                            ----------------------------------------
    Net investment loss ............................................................                (41,410)             (1,142,540)
                                                                                            ----------------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments in unaffiliated issuers ..............................................                128,277             180,975,454
  Investments in non-controlled affiliated issuers (Note 7) ........................                   --                (7,501,369)
  Foreign currency transactions ....................................................                   --                  (224,199)
                                                                                            ----------------------------------------
 Net realized gain .................................................................                128,277             173,249,886
     Net unrealized appreciation on investments ....................................              4,737,333           1,236,479,949
                                                                                            ----------------------------------------
Net realized and unrealized gain ...................................................              4,865,610           1,409,729,835
                                                                                            ----------------------------------------
Net increase in net assets resulting from operations ...............................        $     4,824,200         $ 1,408,587,295
                                                                                            ========================================



* Net of foreign taxes and fees of $49,308 for the Franklin Small Cap Growth
Fund.



84                     See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED) AND THE YEAR ENDED APRIL 30, 1999


                                                                                FRANKLIN                         FRANKLIN
                                                                          AGGRESSIVE GROWTH FUND*              BLUE CHIP FUND
                                                                          ----------------------------------------------------------
                                                                                  PERIOD            SIX MONTHS            YEAR
                                                                                   ENDED               ENDED              ENDED
                                                                                OCTOBER 31, 1999  OCTOBER 31, 1999    APRIL 30, 1999
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................................        $    (22,228)      $    (19,594)      $    150,036
  Net realized gain from investments and foreign
 currency transactions ..................................................           2,235,952          1,104,822          1,499,458
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
in foreign currencies ...................................................           7,681,137          3,867,947          3,974,888
                                                                          ----------------------------------------------------------
   Net increase in net assets resulting
    from operations .....................................................           9,894,861          4,953,175          5,624,382
 Distributions to shareholders from net investment income ...............                --                 --             (126,476)
 Capital share transactions: (Note 2)
    Class A .............................................................           9,068,900         14,945,756         32,546,439
    Class B .............................................................           1,177,037               --                 --
    Class C .............................................................           3,325,976               --                 --
    Advisor Class .......................................................          22,899,079               --                 --
                                                                          ----------------------------------------------------------
 Total capital share transactions .......................................          36,470,992         14,945,756         32,546,439
   Net increase in net assets ...........................................          46,365,853         19,898,931         38,044,345
Net assets:
 Beginning of period ....................................................                --           54,880,465         16,836,120
                                                                          ----------------------------------------------------------
 End of period ..........................................................        $ 46,365,853       $ 74,779,396       $ 54,880,465
                                                                          ==========================================================
Undistributed net investment income (loss) included in net assets:
  End of period .........................................................        $    (22,228)      $     51,196       $     70,790
                                                                          ==========================================================

* For the period June 23, 1999 (effective date) to October 31, 1999.



                       See notes to financial statements.                     85



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 1999


                                                                                       FRANKLIN                       FRANKLIN
                                                                                 CALIFORNIA GROWTH FUND        LARGE CAP GROWTH FUND
                                                                          ----------------------------------------------------------
                                                                            SIX MONTHS              YEAR                PERIOD
                                                                               ENDED                ENDED                ENDED
                                                                          OCTOBER 31, 1999      APRIL 30, 1999     OCTOBER 31, 1999*
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................     $      (450,834)     $     2,495,653      $       (11,511)
  Net realized gain (loss) from investments and
 foreign currency transactions ......................................          56,141,199          (60,726,763)            (254,327)
  Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies ...........         249,865,743          115,471,275            2,507,673
                                                                          ----------------------------------------------------------
     Net increase in net assets resulting from operations ...........         305,556,108           57,240,165            2,241,835
 Distributions to shareholders from:
  Net investment income:
    Class A .........................................................          (1,829,561)          (4,374,577)                --
    Class B .........................................................              (7,547)                --                   --
    Class C .........................................................             (82,969)                (606)                --
  In excess of net investment income:
    Class A .........................................................            (549,224)                --                   --
    Class B .........................................................              (2,265)                --                   --
    Class C .........................................................             (24,907)                --                   --
  Net realized gains:
    Class A .........................................................                --            (15,717,424)                --
    Class C .........................................................                --             (3,127,611)                --
                                                                          ----------------------------------------------------------
 Total distributions to shareholders ................................          (2,496,473)         (23,220,218)                --
 Capital share transactions: (Note 2)
    Class A .........................................................          31,987,797           32,435,619            5,556,150
    Class B .........................................................           5,984,785            2,564,716              889,660
    Class C .........................................................           5,046,199           29,589,278            6,292,341
    Advisor Class ...................................................                --                   --              9,710,856
                                                                          ----------------------------------------------------------
 Total capital share transactions ...................................          43,018,781           64,589,613           22,449,007
     Net increase in net assets .....................................         346,078,416           98,609,560           24,690,842
Net assets:
 Beginning of period ................................................         942,564,644          843,955,084                 --
                                                                          ----------------------------------------------------------
 End of period ......................................................     $ 1,288,643,060      $   942,564,644      $    24,690,842
                                                                          ==========================================================
Undistributed net investment income (loss or accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of period .....................................................     $      (576,397)     $     2,370,910      $       (11,511)
                                                                          ==========================================================



* For the period June 7, 1999 (effective date) to October 31, 1999.


86                     See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 1999 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 1999


                                                                       FRANKLIN                              FRANKLIN
                                                                    MIDCAP GROWTH FUND                 SMALL CAP GROWTH FUND
                                                           -------------------------------------------------------------------------
                                                              SIX MONTHS            YEAR           SIX MONTHS            YEAR
                                                                 ENDED              ENDED             ENDED              ENDED
                                                           OCTOBER 31, 1999    APRIL 30, 1999    OCTOBER 31, 1999    APRIL 30, 1999
                                                           -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .........................   $       (41,410)   $        92,018    $    (1,142,540)   $     8,864,522
  Net realized gain (loss) from investments and
 foreign currency transactions .........................           128,277         (1,550,328)       173,249,886       (109,863,505)
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
in foreign currencies ..................................         4,737,333             72,048      1,236,479,949          7,888,123
                                                           -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .......................................         4,824,200         (1,386,262)     1,408,587,295        (93,110,860)
 Distributions to shareholders from:
  Net investment income:
 Class A ...............................................           (49,650)              --                 --          (24,920,845)
 Advisor Class .........................................              --                 --                 --           (1,373,343)
  In excess of net investment income ...................           (35,359)              --                 --                 --
  Net realized gains:
 Class A ...............................................              --             (347,614)              --          (31,374,289)
 Class C ...............................................              --                 --                 --           (6,067,928)
 Advisor Class .........................................              --                 --                 --           (1,280,976)
                                                           -------------------------------------------------------------------------
 Total distributions to shareholders ...................           (85,009)          (347,614)              --          (65,017,381)
 Capital share transactions: (Note 2)
 Class A ...............................................         1,894,520          5,771,147        342,578,944        418,158,255
 Class C ...............................................              --                 --           28,539,833         64,646,406
 Advisor Class .........................................              --                 --           13,166,953         51,015,284
                                                           -------------------------------------------------------------------------
 Total capital share transactions ......................         1,894,520          5,771,147        384,285,730        533,819,945
Net increase in net assets .............................         6,633,711          4,037,271      1,792,873,025        375,691,704
Net assets:
 Beginning of period ...................................        33,900,933         29,863,662      5,184,054,492      4,808,362,788
                                                           -------------------------------------------------------------------------
 End of period .........................................   $    40,534,644    $    33,900,933    $ 6,976,927,517    $ 5,184,054,492
                                                           =========================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
included in net assets:
  End of period ........................................   $       (35,359)   $        91,060    $     7,685,728    $     8,828,268
                                                           =========================================================================

                       See notes to financial statements.                     87



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.



88



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin California Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                                                 CLASS A, CLASS B, CLASS C,
CLASS A                   CLASS A, CLASS C, & ADVISOR CLASS   CLASS A, CLASS B, & CLASS C        & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Franklin Blue Chip Fund   Franklin Small Cap Growth Fund      Franklin California Growth Fund    Franklin Aggressive Growth Fund
Franklin MidCap Growth                                                                           Fund Franklin Large Cap Growth Fund

At October 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                          FRANKLIN                             FRANKLIN
                                                    AGGRESSIVE GROWTH FUND(1)                 BLUE CHIP FUND
                                                   ---------------------------------------------------------------
                                                     SHARES        AMOUNT               SHARES          AMOUNT
                                                   ---------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 1999
 Shares sold                                        1,091,554   $14,373,895            2,226,362     $ 32,764,731
 Shares redeemed                                     (398,195)   (5,304,995)          (1,206,623)     (17,818,975)
                                                   ---------------------------------------------------------------
 Net increase                                         693,359   $ 9,068,900            1,019,739     $ 14,945,756
                                                   ===============================================================
Year ended April 30, 1999
 Shares sold                                                                           3,618,266     $ 47,414,962
 Shares issued in reinvestment of distributions                                            8,472          105,717
 Shares redeemed                                                                      (1,168,867)     (14,974,240)
                                                                                      ----------------------------
 Net increase                                                                          2,457,871     $ 32,546,439
                                                                                      ============================


                                                                              89



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN
                                                      AGGRESSIVE GROWTH FUND(1)
                                                   ----------------------------
                                                      SHARES           AMOUNT
                                                   ----------------------------
CLASS B SHARES:
Six months ended October 31, 1999
 Shares sold .............................            91,933       $  1,187,909
 Shares redeemed .........................              (780)           (10,872)
                                                   ----------------------------
 Net increase ............................            91,153       $  1,177,037
                                                   ============================
CLASS C SHARES:
Six months ended October 31, 1999
 Shares sold .............................           256,136       $  3,500,171
 Shares redeemed .........................           (11,995)          (174,195)
                                                   ----------------------------
 Net increase ............................           244,141       $  3,325,976
                                                   ============================
ADVISOR CLASS SHARES:
Six months ended October 31, 1999
 Shares sold .............................         1,842,176       $ 23,495,048
 Shares redeemed .........................           (44,340)          (595,969)
                                                   ----------------------------
 Net increase ............................         1,797,836       $ 22,899,079
                                                   ============================


(1) For the period June 23, 1999 (effective date) to October 31, 1999.


                                                                         FRANKLIN                                 FRANKLIN
                                                                   CALIFORNIA GROWTH FUND                  LARGE CAP GROWTH FUND(3)
                                                               ---------------------------------------------------------------------
                                                                  SHARES            AMOUNT               SHARES            AMOUNT
                                                               ---------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 1999
 Shares sold ...........................................        13,482,603      $ 391,298,280            578,286      $   5,982,734
 Shares issued in reinvestment of distributions ........            87,475          2,237,912               --                 --
 Shares redeemed .......................................       (12,525,101)      (361,548,395)           (40,527)          (426,584)
                                                               ---------------------------------------------------------------------
 Net increase ..........................................         1,044,977      $  31,987,797            537,759      $   5,556,150
                                                               =====================================================================
Year ended April 30, 1999
 Shares sold ...........................................        16,494,382      $ 386,947,861
 Shares issued in reinvestment of distributions ........           825,009         18,676,674
 Shares redeemed .......................................       (15,966,155)      (373,188,916)
                                                               ------------------------------
 Net increase ..........................................         1,353,236      $  32,435,619
                                                               ==============================


90



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                           FRANKLIN                           FRANKLIN
                                                                    CALIFORNIA GROWTH FUND             LARGE CAP GROWTH FUND(3)
                                                                 -------------------------------------------------------------------
                                                                    SHARES         AMOUNT                SHARES           AMOUNT
                                                                 -------------------------------------------------------------------

CLASS B SHARES:
Six months ended October 31, 1999
 Shares sold ...........................................           213,786          6,192,530             96,129       $    982,307
 Shares issued in reinvestment of distributions ........               366              9,348               --                 --
 Shares redeemed .......................................            (7,430)          (217,093)            (8,960)           (92,647)
                                                                 -------------------------------------------------------------------
 Net increase ..........................................           206,722          5,984,785             87,169       $    889,660
                                                                 ===================================================================
Year ended April 30, 1999(2)
 Shares sold ...........................................           103,431       $  2,570,873
 Shares redeemed .......................................              (252)            (6,157)
                                                                 ----------------------------
 Net increase ..........................................           103,179       $  2,564,716
                                                                 ============================
CLASS C SHARES:
Six months ended October 31, 1999
 Shares sold ...........................................           851,443         24,743,368            626,980       $  6,549,554
 Shares issued in reinvestment of distributions ........             3,833             97,634               --                 --
 Shares redeemed .......................................          (698,569)       (19,794,803)           (23,886)          (257,213)
                                                                 -------------------------------------------------------------------
 Net increase ..........................................           156,707          5,046,199            603,094       $  6,292,341
                                                                 ===================================================================
Year ended April 30, 1999
 Shares sold ...........................................         3,010,549       $ 70,453,473
 Shares issued in reinvestment of distributions ........           128,580          2,895,577
 Shares redeemed .......................................        (1,868,591)       (43,759,772)
                                                                 ----------------------------
 Net increase ..........................................         1,270,538       $ 29,589,278
                                                                 ============================
ADVISOR CLASS SHARES:
Six months ended October 31, 1999
 Shares sold ....................................................................................      1,156,947       $ 11,708,712
 Shares redeemed ................................................................................       (185,032)        (1,997,856)
                                                                                                       ----------------------------
 Net increase ...................................................................................        971,915       $  9,710,856
                                                                                                       ============================

(2) For the Franklin California Growth Fund, for the period January 1, 1999 (effective date) to April 30, 1999.

(3) For the period June 7, 1999 (effective date) to October 31, 1999.




                                                                              91


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                    Franklin                                Franklin
                                                                MidCap Growth Fund                     Small Cap Growth Fund
                                                           ------------------------------------------------------------------------
                                                             Shares             Amount              Shares               Amount
                                                           ------------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 1999
 Shares sold ...................................           1,074,320      $    17,628,424          117,500,149      $ 3,124,284,322
 Shares issued in reinvestment of distributions                3,549               57,049                 --                   --
 Shares redeemed ...............................            (958,395)         (15,790,953)        (104,947,661)      (2,781,705,378)
                                                           ------------------------------------------------------------------------
 Net increase ..................................             119,474      $     1,894,520           12,552,488      $   342,578,944
                                                           ========================================================================
Year ended April 30, 1999
 Shares sold ...................................           1,510,866      $    22,694,848          161,810,259      $ 3,545,958,486
 Shares issued in reinvestment of distributions               16,973              236,773            2,486,084           51,561,607
 Shares redeemed ...............................          (1,140,923)         (17,160,474)        (144,463,351)      (3,179,361,838)
                                                           ------------------------------------------------------------------------
 Net increase ..................................             386,916      $     5,771,147           19,832,992      $   418,158,255
                                                           ========================================================================
CLASS C SHARES:
Six months ended October 31, 1999
 Shares sold .............................................................                           3,910,340      $   102,422,809
 Shares redeemed .........................................................                          (2,846,395)         (73,882,976)
                                                                                                   --------------------------------
 Net increase ............................................................                           1,063,945      $    28,539,833
                                                                                                   ================================
Year ended April 30, 1999
 Shares sold .............................................................                          13,842,560      $   300,359,397
 Shares issued in reinvestment of distributions ..........................                             260,342            5,339,598
 Shares redeemed .........................................................                         (11,256,132)        (241,052,589)
                                                                                                   --------------------------------
 Net increase ............................................................                           2,846,770      $    64,646,406
                                                                                                   ================================
ADVISOR CLASS SHARES:
Six months ended October 31, 1999
 Shares sold .............................................................                           2,399,428      $    63,201,685
 Shares redeemed .........................................................                          (1,886,896)         (50,034,732)
                                                                                                   --------------------------------
 Net increase ............................................................                             512,532      $    13,166,953
                                                                                                   ================================
Year ended April 30, 1999
 Shares sold .............................................................                           6,726,880      $   148,222,012
 Shares issued in reinvestment of distributions ..........................                              95,743            1,989,524
 Shares redeemed .........................................................                          (4,591,816)         (99,196,252)
                                                                                                   --------------------------------
 Net increase ............................................................                           2,230,807      $    51,015,284
                                                                                                   ================================



92



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/ Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from the investment in the Sweep Money Fund as follows:

                           FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                          AGGRESSIVE       BLUE       CALIFORNIA     LARGE CAP      MIDCAP       SMALL CAP
                          GROWTH FUND    CHIP FUND    GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND
Dividend income             $51,184       $71,616     $1,375,631      $27,760       $67,381     $1,822,138

The Franklin California Growth Fund and the Franklin Small Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the funds as follows:

       ANNUALIZED
        FEE RATE    AVERAGE DAILY NET ASSETS
       -------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of the funds as follows:

       ANNUALIZED
        FEE RATE       AVERAGE DAILY NET ASSETS
       ----------------------------------------
          .500%        First $500 million
          .400%        Over $500 million, up to and including $1 billion
          .350%        Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE       AVERAGE DAILY NET ASSETS
      ------------------------------------------------------------------
          .750%        First $500 million
          .625%        Over $500 million, up to and including $1 billion
          .500%        Over $1 billion




93



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin MidCap Growth Fund pays an investment management fee to Advisers of .65% per year of the average daily net assets of the fund.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an administrative fee to FT Services of .20% per year of the average daily net assets of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the funds, except the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative and management fees for the Franklin Aggressive Growth Fund, Franklin Blue Chip Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares as follows:

                            FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN     FRANKLIN
                           AGGRESSIVE       BLUE       CALIFORNIA      LARGE CAP     MIDCAP       SMALL CAP
                          GROWTH FUND     CHIP FUND    GROWTH FUND    GROWTH FUND   GROWTH FUND  GROWTH FUND
                          ----------------------------------------------------------------------------------
Class A ..................    .35%            .35%         .25%             .35%        .35%            .25%
Class B ..................   1.00%            --          1.00%            1.00%        --              --
Class C ..................   1.00%            --          1.00%            1.00%        --             1.00%

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                           FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN
                          AGGRESSIVE         BLUE       CALIFORNIA     LARGE CAP      MIDCAP      SMALL CAP
                          GROWTH FUND      CHIP FUND    GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND
                          ---------------------------------------------------------------------------------
Net commissions
 received (paid)........  $(36,234)       $18,165      $(397,512)     $(47,526)      $13,766     $(1,668,742)
Contingent deferred
 sales charges..........  $    369        $    68      $  40,205      $    349       $   --      $   164,816

The Funds paid transfer agent fees of $5,988,343, of which $3,867,005 was paid to Investor Services.

At October 31, 1999, Advisers and/or investment companies managed by Advisers owned 62.87%, 49.08%, and 28.20% of the net assets of the Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin MidCap Growth Fund, respectively.


4. INCOME TAXES

At April 30, 1999, the Franklin California Growth Fund, the Franklin MidCap Growth Fund and the Franklin Small Cap Growth Fund had tax basis capital losses of $55,141,885, $1,535,255, and $111,986,137, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.



94



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)



4. INCOME TAXES (cont.)

At April 30, 1999, the Franklin California Growth Fund had deferred capital losses occurring subsequent to October 31, 1998 of $5,826,227. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

At April 30, 1999, the Franklin Blue Chip Fund and Franklin Small Cap Fund had deferred currency losses occurring subsequent to October 31, 1998 of $1,663 and $13,830, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   FRANKLIN         FRANKLIN          FRANKLIN        FRANKLIN        FRANKLIN          FRANKLIN
                                  AGGRESSIVE          BLUE           CALIFORNIA       LARGE CAP        MIDCAP           SMALL CAP
                                 GROWTH FUND       CHIP FUND       GROWTH FUND      GROWTH FUND     GROWTH FUND       GROWTH FUND
                              -----------------------------------------------------------------------------------------------------
Investments at cost .......   $  40,202,007     $  67,227,720    $ 794,081,941    $ 22,640,197    $  29,706,641     $ 5,438,815,978
                              =====================================================================================================
Unrealized appreciation ...   $   8,498,530     $  12,450,043    $ 519,493,412    $  2,842,901    $  11,867,786     $ 2,607,310,817
Unrealized depreciation ...        (817,393)       (2,559,112)     (40,762,094)       (426,114)      (1,143,122)       (717,302,013)
                              -----------------------------------------------------------------------------------------------------
Net unrealized appreciation   $   7,681,137     $   9,890,931    $ 478,731,318    $  2,416,787    $  10,724,664     $ 1,890,008,804
                              =====================================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1999 were as follows:

                           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                          AGGRESSIVE            BLUE            CALIFORNIA          LARGE CAP           MIDCAP            SMALL CAP
                          GROWTH FUND         CHIP FUND         GROWTH FUND        GROWTH FUND       GROWTH FUND        GROWTH FUND
                       -------------------------------------------------------------------------------------------------------------
Purchases ........     $   47,375,345     $   31,858,639     $  423,676,625     $   27,454,810     $   11,724,852     $1,148,372,667
Sales ............     $   16,295,621     $   17,882,845     $  382,440,949     $    7,346,676     $   10,920,251     $  903,489,312


6. RESTRICTED SECURITIES

The funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at October 31, 1999 were as follows:

                                                                             ACQUISITION
SHARES     ISSUER                                                               DATE                   COST                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
31,328     eMachines Inc. (.4% of net assets) ....................             8/16/99             $  199,998             $  199,998
FRANKLIN CALIFORNIA GROWTH FUND
783,208    eMachines Inc. (.4% of net assets) ....................             8/16/99             $5,000,000             $5,000,000
FRANKLIN SMALL CAP GROWTH FUND
1,378,446  eMachines Inc. (.1% of net assets) ....................             8/16/99             $8,799,999             $8,799,999


95



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends, interest income, and net realized capital gains (losses), at October 31, 1999 were as shown below.

                                         NUMBER OF SHARES                                           NUMBER OF SHARES
                                             HELD AT               GROSS              GROSS             HELD AT
NAME OF ISSUER                          BEGINNING OF PERIOD      ADDITIONS          REDUCTIONS        END OF PERIOD
------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc., A .............             400,000                --                  --               400,000

   TOTAL NON-CONTROLLED
   AFFILIATED ISSUERS ...........

FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..................           1,294,400                --                  --             1,294,400
Applied Graphics
 Technologies Inc. ..............           1,319,000                --               119,000           1,200,000
Atlantic Coast Airlines
 Holdings Inc. ..................           1,400,000                --                  --             1,400,000
Atwood Oceanics Inc. ............           1,216,600                --                  --             1,216,600
AVT Corp. .......................             837,400                --                  --               837,400
Barrett Resources Corp. .........           1,790,900                --               130,000           1,660,900
Catalytica Inc. .................           1,965,733                --                  --             1,965,733
Catapult Communications Corp. ...             627,000              53,900              24,100             656,800
Coherent Inc. ...................           1,763,400                --                  --             1,763,400
Com21 Inc. ......................           1,294,000                --               736,400             557,600
Core Laboratories
 NV (Netherlands) ...............           1,632,400                --                  --             1,632,400
Cumulus Media Inc., A ...........             785,000             396,700             181,700           1,000,000
Expeditors International of
 Washington Inc.** ..............           2,562,200                --                  --             2,562,200
FLIR Systems Inc. ...............           1,028,600                --                  --             1,028,600
Gibraltar Steel Corp. ...........           1,012,800                --                  --             1,012,800
HNC Software Inc. ...............           1,348,200             388,000                --             1,736,200
H.T.E. Inc. .....................           1,227,100                --               618,000             609,100
Innkeepers USA Trust ............           2,102,800                --                  --             2,102,800
Integrated Systems Inc. .........           1,857,200                --               155,000           1,702,200
Itron Inc. ......................           1,159,800                --                  --             1,159,800
Javelin Systems Inc. ............             499,100              94,000                --               593,100
Komag Inc. ......................           4,207,100                --                  --             4,207,100
Ladish Co. Inc. .................             971,600                --               154,900             816,700
MeriStar Hotels & Resorts Inc. ..           1,330,000                --                  --             1,330,000
Mesa Air Group Inc. .............           1,467,200                --                  --             1,467,200
Mettler-Toledo International Inc.           1,886,600             591,300                --             2,477,900
Micromuse Inc. ..................             960,000                --               139,800             820,200
MicroStrategy Inc., A ...........             426,100                --               205,100             221,000
Natural MicroSystems Corp. ......             646,600                --               282,400             364,200
Newfield Exploration Co. ........           2,338,600                --               200,000           2,138,600



                                               VALUE AT              DIVIDEND        NET REALIZED
NAME OF ISSUER                              END OF PERIOD             INCOME           GAIN/LOSS
-------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
Remedy Temp Inc., A .............              4,300,000                --                  --
                                            -----------------------------------------------------
   TOTAL NON-CONTROLLED
   AFFILIATED ISSUERS ...........           $  4,300,000         $      --          $       --
                                            =====================================================
FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..................             18,283,400                --                  --
Applied Graphics
 Technologies Inc. ..............              8,550,000                --            (6,089,524)
Atlantic Coast Airlines
 Holdings Inc. ..................             32,550,000                --                  --
Atwood Oceanics Inc. ............             35,357,438                --                  --
AVT Corp. .......................             28,052,900                --                  --
Barrett Resources Corp. .........             55,743,956                --             1,777,418
Catalytica Inc. .................             24,694,521                --                  --
Catapult Communications Corp. ...             10,426,700                --               388,049
Coherent Inc. ...................             36,259,913                --                  --
Com21 Inc. ......................                      *                --            (2,729,399)
Core Laboratories
 NV (Netherlands) ...............             29,995,350                --                  --
Cumulus Media Inc., A ...........             35,875,000                --             1,174,510
Expeditors International of
 Washington Inc.** ..............             95,762,225             128,110                --
FLIR Systems Inc. ...............             14,593,263                --                  --
Gibraltar Steel Corp. ...........             24,750,300              50,640                --
HNC Software Inc. ...............             69,339,488                --                  --
H.T.E. Inc. .....................                      *                --            (3,175,484)
Innkeepers USA Trust ............             18,136,650             874,462                --
Integrated Systems Inc. .........             28,618,238                --            (1,056,045)
Itron Inc. ......................              5,436,563                --                  --
Javelin Systems Inc. ............              4,893,075                --                  --
Komag Inc. ......................              6,968,009                --                  --
Ladish Co. Inc. .................              5,716,900                --            (1,149,740)
MeriStar Hotels & Resorts Inc. ..                      *                --                  --
Mesa Air Group Inc. .............                      *                --                  --
Mettler-Toledo International Inc.             73,872,394                --                  --
Micromuse Inc. ..................             87,658,875                --             5,728,543
MicroStrategy Inc., A ...........                      *                --               539,171
Natural MicroSystems Corp. ......                      *                --              (902,309)
Newfield Exploration Co. ........             62,955,038                --               865,890


96



FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (continued)


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                                  NUMBER OF SHARES                                                  NUMBER OF SHARES
                                                       HELD AT                GROSS                GROSS                HELD AT
NAME OF ISSUER                                  BEGINNING OF PERIOD         ADDITIONS            REDUCTIONS           END OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND: (CONT.)
Newport Corp. .........................                 512,500                 --                    --                  512,500
Nuevo Energy Co. ......................               1,075,500                 --                    --                1,075,500
Pacific Gateway Exchange Inc. .........               1,015,700                 --                    --                1,015,700
Pennaco Energy Inc. ...................                    --              1,400,000                  --                1,400,000
Perceptron Inc. .......................                 793,500                 --                    --                  793,500
Pharmaceutical Product
 Development Inc. .....................               1,300,000                 --                    --                1,300,000
Prime Hospitality Corp ................               3,020,500                 --                    --                3,020,500
Primus Telecommunications
 Group Inc. ...........................               1,406,100              726,100               319,100              1,813,100
RSA Security Inc (formally known as
 Security Dynamics) ...................               2,445,000                 --                 225,000              2,220,000
Rural Cellular Corp., A ...............                 690,800                 --                  44,100                646,700
Serologicals Corp. ....................               2,022,700                 --                    --                2,022,700
Silicon Valley Bancshares .............               1,293,600                 --                    --                1,293,600
SOS Staffing Services Inc. ............                 872,400                 --                    --                  872,400
Spectra-Physics Lasers Inc. ...........               1,016,300                 --                    --                1,016,300
Tom Brown Inc. ........................               2,095,800                 --                 151,000              1,944,800
Tropical Sportswear International Corp.                 400,500                 --                 400,500                      0
U.S. Liquids Inc. .....................               1,500,800                 --                 497,400              1,003,400
Varco International Inc. ..............               5,162,500                 --                    --                5,162,500
Verity Inc ............................                    --                786,100                  --                  786,100

TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS ...................




                                                          VALUE AT                DIVIDEND            NET REALIZED
NAME OF ISSUER                                          END OF PERIOD               INCOME             GAIN/LOSS
------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND: (CONT.)
Newport Corp. .........................                $    9,993,750          $      10,250          $       --
Nuevo Energy Co. ......................                    15,258,656                    --                   --
Pacific Gateway Exchange Inc. .........                    23,107,175                    --                   --
Pennaco Energy Inc. ...................                    15,487,500                    --                   --
Perceptron Inc. .......................                     2,802,047                    --                   --
Pharmaceutical Product
 Development Inc. .....................                    13,081,250                    --                   --
Prime Hospitality Corp ................                    23,597,656                    --                   --
Primus Telecommunications
 Group Inc. ...........................                    40,114,838                    --              3,193,359
RSA Security Inc (formally known as
 Security Dynamics) ...................                    78,810,000                    --                (53,903)
Rural Cellular Corp., A ...............                    38,923,256                    --              1,047,873
Serologicals Corp. ....................                     7,837,963                    --                   --
Silicon Valley Bancshares .............                    42,203,700                    --                   --
SOS Staffing Services Inc. ............                     4,416,525                    --                   --
Spectra-Physics Lasers Inc. ...........                    10,480,594                    --                   --
Tom Brown Inc. ........................                    26,741,000                    --             (1,404,891)
Tropical Sportswear International Corp.                            --                       *            1,735,669
U.S. Liquids Inc. .....................                     6,710,238                    --             (7,390,556)
Varco International Inc. ..............                    54,528,906                    --                   --
Verity Inc ............................                    54,142,638                    --                   --
                                                       -----------------------------------------------------------
TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS ...................                $1,282,727,888          $    1,063,462         $ (7,501,369)
                                                       ===========================================================


* As of October 31, 1999, no longer an affiliate.

** Reflects a 2:1 stock split during the current period. Balance as of 4/30/99 was 1,281,100.


8. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Growth Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $2,239,422 for the period ended October 31,1999. The value of the loaned securities for the Small Cap Growth Fund was $344,706,085. The Fund has received sufficient cash collateral to meet this commitment.